UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2011

Date of reporting period:	November 1, 2010 — October 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PARTX

Putnam Absolute Return 100 Fund

Annual report
10|31|11

A world of investing.™

Putnam INVESTMENTS

ABSOLUTE RETURN FUNDS are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

Putnam
Absolute Return
100 Fund

Annual report
10 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	21

Federal tax information	93

About the Trustees	94

Officers	96

Consider these risks before investing: Our allocation of assets among permitted asset categories may hurt performance. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Additional risks are listed in the fund’s prospectus.

Message from the Trustees

Dear Fellow Shareholder:

As we move toward the end of 2011, we have seen markets experience heightened levels of volatility because of global economic uncertainty. Following a solid October rebound, U.S. markets are holding on to modest gains.

Volatility will likely remain a dominant characteristic of the markets as the U.S. economy continues to battle high unemployment and a weak housing market, and Europe seeks a lasting resolution to its debt woes. While volatility is unsettling, long-term investors should understand that it has also created opportunities for active managers. Putnam’s team of investment professionals is working to identify attractive investments while also guarding against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994.

Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Absolute Return 100 Fund

# Pursuing positive returns with low volatility

Unlike more traditional funds, Putnam Absolute Return Funds pursue positive returns with less volatility over three years or more, and can take steps seeking to reduce specific risks. Freed from the constraints of a traditional benchmark, the 100 Fund can add diversification to a portfolio for investors looking for an alternative to traditional funds that focus on short-term securities.

**The fund's management team has an average of more than 20 years of experience.**

D. William Kohli, Portfolio Manager and Co-Head of Fixed Income, leads the fund and is backed by a seasoned team.

- 5 portfolio managers averaging 21 years in the investment industry
- Research of over 70 specialists across global fixed-income sectors
- 12 years of experience managing absolute return strategies

## Absolute return funds can add investment flexibility to portfolios.

Absolute return funds can pursue a wide range of investments and strategies.

| | Absolute return funds | Traditional bond funds | Traditional balanced funds | U.S. stock funds | International stock funds |
|---|---|---|---|---|---|
| **Absolute flexibility**<br>Free to change holdings rather than follow one market or asset class | ● | | | | |
| **Defines positive return targets**<br>Pursues targeted returns above inflation over a full market cycle (three years or more) | ● | | | | |
| **Available strategies** | | | | | |
| U.S. bonds | ● | ● | ● | | |
| U.S. stocks | ● | | ● | ● | |
| Foreign bonds | ● | ● | ● | | |
| Foreign stocks | ● | | ● | | ● |
| Emerging markets | ● | | | | ● |
| Commodities | ● | | | | |
| Hedging strategies | ● | ● | | | ● |
| REITs | ● | | | | |
| Cash | ● | | | | |

All funds involve different levels of risk, have different fees and expenses, and have different objectives that you should consider before investing. See the funds' prospectus for complete details.

## The 100 Fund has been less volatile than stocks and bonds.

The fund has pursued active strategies to reduce risk.

**Standard deviation of returns since fund inception 12/23/08–10/31/11**

T-bills
0.06%
Putnam Absolute Return 100
1.36%
Bonds
2.82%
Stocks
19.23%

Class A shares before sales charge. Stocks are represented by the S&P 500 Index, an unmanaged index of common stock performance. T-bills are represented by the BofA Merrill Lynch U.S. Treasury Bill Index, an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Bonds are represented by the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities. You cannot invest directly in an index.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

The fund is not expected to outperform during periods of market rallies.

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Interview with your fund’s portfolio manager

D. William Kohli

Market conditions deteriorated significantly since the semiannual report. Could you provide an update?

Conditions began to worsen during the spring as U.S. economic growth weakened, but negative events gathered pace in the third quarter — from July through September. This turned out to be the worst quarter for stocks and other “risk assets,” including fixed-income sectors with credit risk, since the financial crisis unraveled markets in 2008. Already cautious investors were confronted by a series of negative headlines: the threat of political impasse surrounding attempts to raise the federal debt ceiling; S&P’s downgrade of U.S. Treasury debt; continued challenges in the European sovereign debt negotiations; and generally weaker-than-expected economic data at home.

How did you seek to minimize fund volatility?

We pulled on the reins to reduce risk gradually throughout the fiscal year, while continuing to pursue the same variety of strategies. We saw the potential for conditions to worsen, but not to the extent that they did. Aside from a large cash weighting, the fund continued to pursue opportunities we had identified in taking price risk and prepayment risk in mortgage-backed securities. We also maintained a negative duration stance to avoid interest-rate risk and to position the fund to possibly benefit from an increase in interest rates.

How did these strategies fare?

We maintained the fund’s low-volatility track record, but we did not prevent a decline in performance. In the second half of the fiscal year, the fund’s positions in non-agency residential mortgage-backed securities

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/11. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on pages 14 and 15.

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[RMBS] and interest-only agency collateralized mortgage obligations [CMO IOs], in particular, retreated. Class A shares at net asset value registered a modest decline of –0.79% for the fiscal year, while still remaining positive at 1.36% on an annualized basis since inception. This life-of-fund figure is helpful to keep in mind as we approach the completion of the fund’s third year at the end of December. At that point, three-year returns are measured against the fund’s target of 1% above Treasury bills.

In evaluating recent performance, it’s important to recognize the similarities between what has happened in 2011 and the financial crisis in 2008, including fear that a major financial institution could fail. Even in this context of elevated risk, performance fell within the range of expectations we established for the fund. Absolute return funds can experience declines because we take selective risks to achieve our positive return targets. The time frame for our targets is a full market cycle of at least three years, not just a quarter or a fiscal year.

Let’s go into a little more depth, beginning with the interest-rate strategy.

This strategy was influenced by the fact that we did not want to depend on declining rates to drive returns. The broad bond market as represented by the Barclays Capital U.S. Aggregate Bond Index, a benchmark for many bond funds, harbored considerable interest-rate risk and potential volatility, in our view. The index represents primarily government securities as well as investment-grade corporate bonds — segments of the market most sensitive to inflation. These securities increased in value during the fiscal year. To reduce interest-rate risk, the fund held a

Allocations are represented as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

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significant position in short-term securities. We also hedged interest-rate risk with interest-rate swaps and futures contracts, which are types of derivatives. We managed the portfolio’s overall duration, a measure of interest-rate sensitivity, with options, another type of derivative. Options help us hedge against changing values of securities in the portfolio.

Did Standard & Poor’s [S&P’s] decision to downgrade the U.S. credit rating during the period affect the fund?

While a credit downgrade is often negative for the issuer of securities, in this case S&P’s decision in early August triggered a tremendous rally in government bonds, pushing yields lower rather than higher. Although an unexpected market response, we believe it came to pass because the S&P downgrade, in many ways, reinforced investors’ perception that financial markets across the board were deteriorating. Ironically, it triggered a flight to the safest asset available, U.S. Treasuries. The fund had no direct exposure to Treasury bonds, and did not participate in this rally. Instead, we held positions that came under selling pressure as investors moved toward Treasuries.

Let’s turn to the strategy in mortgage-backed securities [MBS].

Our allocation to non-agency residential mortgage-backed securities and interest-only collateralized mortgage obligations detracted from returns during the second half of the year.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/11. Short-term holdings and TBA commitments are excluded. Holdings will vary over time.

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While both types of securities are derived from pools of mortgages, RMBS are generally sensitive to credit, or default, risks, while CMO IOs are more sensitive to changes in prepayment rates.

As I touched on earlier, although the fundamentals underpinning the RMBS market were fairly stable over the period, investors lost their appetite for credit risk in the third quarter, and RMBS sold off.

CMO IOs were affected by some speculation during the period that the federal government was weighing the introduction of new initiatives to help homeowners refinance their mortgages. Near the end of the fiscal year, the Federal Housing Finance Agency announced modifications to the existing Home Affordable Refinance Program by allowing certain “underwater” borrowers who are current on their payments to refinance their loans at market rates. IO spreads widened sharply in the weeks leading up to the announcement, and ourpositions were hurt.

Are you remaining committed to these strategies, or have you introduced changes?

In the RMBS space, the securities we hold in the fund generally are less sensitive to interest-rate changes and offer cash flows at the top of the capital structure. While short-term volatility has pressured the sector, we continue to believe the longer-term return potential for these securities is compelling and not necessarily reliant on an improving housing market. Even given an uptick in prepayments, from a fundamental point of view IO cash flows remain extremely attractive, in our opinion. That’s because prepayment rates are still well below the levels that history indicates they could be, and the housing market remains weak, which we believe will keep these rates low.

As another example, we trimmed some of the position in commercial mortgage-backed securities [CMBS], which both reduced risk in the short term and gave us more flexibility to add to this sector in the future at potentially more attractive valuation levels. This approach reflects how we think about meeting the fund’s return targets both now and in the future.

How is the fund positioned in international markets?

We pursued limited international strategies using total return swaps, a type of derivative,

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

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as a means of gaining exposure to and hedging inflation risk in specific countries. With the prospect of a Greek default a distinct possibility and the fallout difficult to predict, we continue to have little to no exposure to European sovereign debt.

What is your outlook, and how have you positioned the fund?

We maintain our belief that the most likely trajectory for the U.S. economy is one of continued slow growth over the near term. The major headwinds facing consumers earlier in the year — notably, high food and energy prices — have abated. The corporate sector also continues to have good prospects to remain in solid financial condition, rather than generate a raft of defaults, in our view. However, we expect that Europe will enter recession, although it is not clear how bad it will be or how long it will last.

We continue to find interest-rate risk unattractive. With interest rates even lower than they were earlier in the year, we still regard a longer-duration stance to be vulnerable to the possible volatility that interest-rate movements could cause.

Despite the macroeconomic challenges facing U.S. markets, we believe the fundamentals across a range of fixed-income sectors remain attractive. The flight to quality has generated even more compelling valuations in other sectors, the so-called spread sectors. With the prospect of continued market volatility, we decreased the overall level of risk, while still holding exposures to opportunities in these sectors. We believe these positions can help the fund reach its return target in coming years.

Bill, thanks for discussing the fund today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund’s portfolio managers are Kevin Murphy, Michael Salm, Paul Scanlon, and Raman Srivastava.

IN THE NEWS

The U.S. unemployment picture, dim for many months, showed a glimmer of hope in October. The Labor Department reported that the private sector added 104,000 jobs, which was offset by the reduction of 24,000 government positions for a net increase of 80,000 jobs. The nation’s unemployment rate fell to 9%, the lowest since April. The U.S. economy has regained 2.3 million of the nearly 8.8 million jobs lost during the Great Recession. Employment gains in the private sector were achieved across a number of industries, including health care, manufacturing, mining, and professional services.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(12/23/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	3.94%	2.91%	2.86%	2.86%	1.80%	1.80%	3.69%	2.87%	3.21%	4.73%
Annual average	1.36	1.01	0.99	0.99	0.63	0.63	1.28	1.00	1.11	1.63

1 year	–0.79	–1.83	–1.03	–2.00	–1.56	–2.53	–0.81	–1.57	–1.00	–0.51

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Effective April 5, 2010, the sales charges for class A and M shares were lowered from 3.25% and 2.00%, respectively. Investors who purchased class A or M shares prior to this date received a lower after-sales-charge return. Also effective April 5, 2010, the contingent deferred sales charge (CDSC) for class B shares was lowered. Investors who purchased class B shares prior to April 5, 2010, would pay a CDSC of 3% for shares redeemed in the first year, declining over time to 1% for shares redeemed in the fourth year, and no CDSC thereafter. Effective April 5, 2010, class B share returns after the CDSC reflect the applicable CDSC, which is 1% in the first year, declining to 0.5% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 10/31/11

	BofA (Bank of America) Merrill Lynch	Barclays Capital U.S. Aggregate
	U.S. Treasury Bill Index	Bond Index

Life of fund	0.64%	20.82%
Annual average	0.23	6.85

1 year	0.16	5.00

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

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Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $10,286 and $10,180 respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,925 after sales charge) would have been valued at $10,287. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $10,321 and $10,473, respectively. The above returns are based on current sales charges. Because sales charges for class A and M shares were decreased effective April 5, 2010, the actual cumulative total returns for shareholders who purchased shares prior to this date would be lower than those shown. Because the CDSC for class B shares was reduced, and the period of time for which a CDSC applies was shortened, also effective April 5, 2010, shareholders who purchased class B shares prior to this date would still be subject to a CDSC as of October 31, 2011, and the actual cumulative total return for class B shares would be lower.

Fund price and distribution information For the 12-month period ended 10/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.125		$0.091	$0.057	$0.123		$0.114	$0.144

Capital gains — Long-term	0.080		0.080	0.080	0.080		0.080	0.080

Capital gains — Short-term	0.005		0.005	0.005	0.005		0.005	0.005

Total	$0.210		$0.176	$0.142	$0.208		$0.199	$0.229

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

10/31/10	$10.44	$10.55	$10.39	$10.33	$10.42	$10.50	$10.39	$10.48

10/31/11	10.15	10.25	10.11	10.03	10.13	10.21	10.09	10.20

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

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Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(12/23/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	3.83%	2.80%	2.75%	2.75%	1.70%	1.70%	3.59%	2.77%	3.11%	4.52%
Annual average	1.37	1.00	0.98	0.98	0.61	0.61	1.28	0.99	1.11	1.61

1 year	–0.41	–1.36	–0.65	–1.62	–1.18	–2.15	–0.43	–1.20	–0.62	–0.23

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 10/31/10*†	0.68%	0.88%	1.43%	0.73%	0.93%	0.43%

Total annual operating expenses for the fiscal year
ended 10/31/10†	1.00%	1.20%	1.75%	1.05%	1.25%	0.75%

Annualized expense ratio for the six-month period
ended 10/31/11‡§	0.66%	0.86%	1.41%	0.71%	0.91%	0.41%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 2/29/12.

† Restated to reflect projected expenses under a management contract effective 2/1/10.

‡ For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

§ Includes an increase of 0.01% from annualizing the performance fee adjustment for the six months ended 10/31/11.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2011, to October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$3.28	$4.28	$7.00	$3.53	$4.53	$2.04

Ending value (after expenses)	$974.10	$973.00	$970.90	$974.00	$973.00	$976.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2011, use the following calculation method. To find the value of your investment on May 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$3.36	$4.38	$7.17	$3.62	$4.63	$2.09

Ending value (after expenses)	$1,021.88	$1,020.87	$1,018.10	$1,021.63	$1,020.62	$1,023.14

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 1% maximum during the first year to 0.5% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar

14

denominated U.S. Treasury Bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June  30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2011, Putnam employees had approximately $325,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2011. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

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Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. In addition, your fund’s new management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. To ensure that the performance comparison was being made over a reasonable period of time, your fund did not begin accruing performance adjustments until January 2010, by which time there was a twelve month period since your fund commenced operations based on which to determine performance adjustments. The Contract Committee observed that the complex-wide breakpoints of the open-end funds and your fund’s performance fee had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure and performance fee in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). In addition, effective November 1, 2010 through at least February 29, 2012, Putnam Management will waive fees (and, to the extent necessary, bear other expenses) to the extent that expenses of

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your fund (before any performance adjustment to the fund’s management fee and exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s distribution plans) would exceed 0.40% of its average net assets. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The Trustees also considered that your fund ranked in the 1st quintile in total expenses (excluding any applicable 12b-1 fees) on a pro forma basis, adjusted to reflect the impact of the 0.40% average net asset expense limitation discussed above. The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time. The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent

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in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the absolute return of your fund, and your fund’s performance relative to its targeted annualized return. Putnam Absolute Return 100 Fund’s class A shares’ return net of fees and expenses was positive over the one-year period ended December 31, 2010, and equaled its targeted annualized return. The Trustees also considered that your fund seeks to earn its targeted annualized return over a reasonable period of time, generally at least three years or more. While your fund had not yet existed for three years, your fund’s annualized performance exceeded its targeted annualized return over the period from January  1, 2009, the start of the first month following the commencement of your fund’s operations, through December  31, 2010. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted

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that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

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Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Absolute Return 100 Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years ended October 31, 2011 and the period from December 23, 2008 (commencement of operations) to October 31, 2009. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Absolute Return 100 Fund as of October 31, 2011, the results of its operations, the changes in its net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 19, 2011

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The fund’s portfolio 10/31/11

MORTGAGE-BACKED SECURITIES (26.1%)*	Principal amount	Value

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-4, Class A3, 5.792647s, 2051	$965,000	$1,020,488
Ser. 07-2, Class A2, 5.634s, 2049	1,029,509	1,039,392
FRB Ser. 07-3, Class A2, 5.623487s, 2049	436,951	441,633
Ser. 07-5, Class A3, 5.62s, 2051	1,050,000	1,094,091
Ser. 2004-3, Class D, 5.599s, 2039	626,000	554,285
Ser. 06-5, Class A2, 5.317s, 2047	1,438,911	1,452,346
Ser. 06-6, Class A2, 5.309s, 2045	1,218,673	1,218,177
Ser. 07-1, Class XW, IO, 5.297s, 2049	1,527,166	17,927

Banc of America Commercial Mortgage, Inc. 144A
Ser. 03-1, Class F, 5.507s, 2036	553,000	548,764
Ser. 02-PB2, Class XC, IO, 0.639502s, 2035	2,194,458	1,810
Ser. 04-4, Class XC, IO, 0.266973s, 2042	1,459,486	29,463

Banc of America Funding Corp. FRB Ser. 06-A, Class 3A2,
2.813812s, 2036	2,171,856	999,054

Barclays Capital, LLC Trust FRB Ser. 07-AA2, Class 12A1,
0.45472s, 2047	1,793,587	789,178

Bear Stearns Commercial Mortgage
Securities, Inc.
FRB Ser. 07-PW16, Class A2, 5.663293s, 2040	929,637	945,803
Ser. 06-PW13, Class A2, 5.426s, 2041	233,369	233,649

Citigroup Commercial Mortgage Trust
FRB Ser. 05-C3, Class AJ, 4.96s, 2043	700,000	643,069
Ser. 2005-C3, Class AM, 4.83s, 2043 F	1,358,000	1,371,345

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-AR5,
Class 1A2A, 5.04842s, 2037	62,721	34,516

Citigroup/Deutsche Bank Commercial Mortgage Trust
Ser. 06-CD3, Class A2, 5.56s, 2048	761,538	769,234

Commercial Mortgage Asset Trust FRB Ser. 99-C2, Class E,
7.64s, 2032	586,000	597,720

Commercial Mortgage Pass-Through Certificates
Ser. 06-C8, Class A2B, 5.248s, 2046	166,387	166,846
Ser. 05-LP5, Class B, 5.105s, 2043	573,000	525,728

Countrywide Alternative Loan Trust FRB Ser. 05-84,
Class 4A1, 5.71976s, 2036	2,242,525	1,300,664

Countrywide Home Loans 144A
Ser. 04-R2, Class 1AS, IO, 5.69454s, 2034	893,443	112,931
Ser. 05-R3, Class AS, IO, 5.5866s, 2035	351,378	49,052
FRB Ser. 04-R2, Class 1AF1, 0.66472s, 2034 F	881,924	678,994
FRB Ser. 05-R3, Class AF, 0.64472s, 2035 F	345,009	279,488

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.795425s, 2039	1,203,603	1,217,069
Ser. 07-C5, Class A3, 5.694s, 2040	1,000,000	1,057,455
Ser. 07-C2, Class A2, 5.448s, 2049	221,302	221,891
Ser. 07-C1, Class AAB, 5.336s, 2040	748,000	773,656

CS First Boston Mortgage Securities Corp.
Ser. 02-CKN2, Class C1, 6.376s, 2037 F	898,000	894,904
FRB Ser. 04-C2, Class D, 5.575s, 2036	476,000	466,480
Ser. 02-CP5, Class E, 5.339s, 2035	753,000	758,617

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MORTGAGE-BACKED SECURITIES (26.1%)* cont.	Principal amount	Value

CS First Boston Mortgage Securities Corp.
Ser. 05-C5, Class AJ, 5.1s, 2038 F	$1,014,000	$905,163
Ser. 05-C5, Class AM, 5.1s, 2038	1,066,000	1,098,646
Ser. 03-CPN1, Class E, 4.891s, 2035	408,000	390,558

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	640,000	669,613
FRB Ser. 03-CK2, Class G, 5.744s, 2036	857,000	837,709
Ser. 03-C3, Class AX, IO, 1.73164s, 2038	19,078,633	363,162
Ser. 04-C4, Class AX, IO, 0.350686s, 2039	1,568,771	35,382

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
FRB Ser. 2007-AR3, Class 2A5, 0.44472s, 2037 F	2,211,513	1,105,213
FRB Ser. 06-AR6, Class A6, 0.43472s, 2037 F	1,152,055	541,200
FRB Ser. 06-AR6, Class A4, 0.41472s, 2037	186,492	103,037

DLJ Commercial Mortgage Corp. 144A Ser. 98-CF2, Class B3,
6.04s, 2031	543,280	564,503

Federal Home Loan Mortgage Corp.
IFB Ser. 2976, Class LC, 23.527789s, 2035	53,371	83,119
IFB Ser. 3835, Class SN, 15.516675s, 2041	3,944,848	5,333,869
IFB Ser. 3727, Class PS, IO, 6.45667s, 2038	3,624,955	483,569
IFB Ser. 3835, Class SC, IO, 6.40667s, 2038	2,416,311	425,343
IFB Ser. 3852, Class KS, IO, 6.30667s, 2041	2,020,044	315,268
IFB Ser. 3677, Class SA, IO, 6.30667s, 2040	7,083,378	850,501
IFB Ser. 3708, Class SA, IO, 6.20667s, 2040	6,530,599	867,459
IFB Ser. 3852, Class TB, 5.75667s, 2041	912,413	938,645
IFB Ser. 3752, Class PS, IO, 5.75667s, 2040	5,833,609	939,736
Ser. 3645, Class ID, IO, 5s, 2040	110,962	12,326
Ser. 3680, Class KI, IO, 5s, 2038	2,955,912	428,016
Ser. 3632, Class CI, IO, 5s, 2038	126,550	13,650
Ser. 3626, Class DI, IO, 5s, 2037	87,390	5,046
Ser. 3653, Class CI, IO, 5s, 2036	2,448,936	142,969
Ser. 3623, Class CI, IO, 5s, 2036 F	79,535	8,581
Ser. 3707, Class HI, IO, 4s, 2023	177,615	7,472
Ser. T-8, Class A9, IO, 0.428148s, 2028	227,151	2,544
Ser. T-59, Class 1AX, IO, 0.273447s, 2043	504,730	3,785
Ser. T-48, Class A2, IO, 0.212s, 2033	712,429	5,058
FRB Ser. T-54, Class 2A, IO, zero %, 2043	293,601	59

Federal National Mortgage Association
IFB Ser. 04-10, Class QC, 27.62112s, 2031	456,193	637,085
IFB Ser. 06-86, Class SY, 23.11936s, 2036	365,527	529,905
IFB Ser. 05-75, Class GS, 19.51584s, 2035	629,233	878,850
IFB Ser. 11-4, Class CS, 12.41056s, 2040	1,066,074	1,231,636
IFB Ser. 11-67, Class BS, IO, 6.25528s, 2041	3,721,332	567,205
IFB Ser. 11-111, Class SD, IO, 6 1/4s, 2041	2,212,000	457,950
IFB Ser. 11-101, Class BS, IO, 5.80528s, 2039	1,265,662	202,886
Ser. 398, Class C5, IO, 5s, 2039	301,057	39,137
Ser. 10-100, Class AI, IO, 4 1/2s, 2025	2,208,148	187,913
Ser. 03-W10, Class 1, IO, 1.45698s, 2043	119,171	5,363
Ser. 98-W2, Class X, IO, 0.98064s, 2028	397,397	17,724
Ser. 98-W5, Class X, IO, 0.93724s, 2028	164,102	6,859
Ser. 03-W1, Class 2A, IO, zero %, 2042	618,479	62

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MORTGAGE-BACKED SECURITIES (26.1%)* cont.	Principal a mount	Value

First Union Commercial Mortgage Trust 144A Ser. 99-C1,
Class F, 5.35s, 2035	$468,000	$444,600

GE Capital Commercial Mortgage Corp.
Ser. 07-C1, Class A3, 5.481s, 2049	973,000	1,031,671
FRB Ser. 04-C3, Class B, 5.342557s, 2039 F	1,839,000	1,737,157

GE Capital Commercial Mortgage Corp. 144A
Ser. 03-C2, Class D, 5.326s, 2037	400,000	405,584
FRB Ser. 04-C1, Class F, 5.088s, 2038	616,000	594,440
Ser. 05-C2, Class XC, IO, 0.122204s, 2043	10,511,054	74,292
Ser. 05-C3, Class XC, IO, 0.082125s, 2045	73,230,448	359,980

GMAC Commercial Mortgage Securities, Inc. Ser. 04-C3,
Class AJ, 4.915s, 2041	710,000	656,118

Government National Mortgage Association
IFB Ser. 11-56, Class SA, 23.486s, 2041	2,325,854	3,462,220
IFB Ser. 10-158, Class SD, 14.2658s, 2040	377,000	505,052
IFB Ser. 11-70, Class WS, 9.21056s, 2040	1,272,000	1,387,612
IFB Ser. 11-56, Class SG, 6.82734s, 2041	1,071,849	1,149,665
IFB Ser. 11-56, Class MS, 6.82581s, 2041	1,921,613	2,052,820
IFB Ser. 10-167, Class SM, IO, 6.43667s, 2040	1,774,548	326,056
IFB Ser. 11-61, Class CS, IO, 6.43528s, 2035	2,527,744	429,418
IFB Ser. 10-85, Class SD, IO, 6.40528s, 2038	3,112,425	514,795
IFB Ser. 10-58, Class LS, IO, 6.30528s, 2039	3,373,694	578,858
IFB Ser. 10-31, Class PS, IO, 6.30528s, 2038	1,181,244	214,372
IFB Ser. 10-62, Class SD, IO, 6.24528s, 2040	2,676,236	455,437
IFB Ser. 11-40, Class AS, IO, 5.87667s, 2036	770,269	110,580
IFB Ser. 11-70, Class SN, IO, 5.65667s, 2041	2,891,000	794,244
IFB Ser. 11-70, Class SH, IO, 5.64667s, 2041	3,615,000	992,607
Ser. 10-150, Class WI, IO, 5s, 2038	2,969,343	401,336
IFB Ser. 11-12, Class IB, IO, 4.56056s, 2040	1,536,813	218,381
Ser. 10-103, Class DI, IO, 4 1/2s, 2038 F	3,926,945	573,560
Ser. 11-70, PO, zero %, 2041	5,054,569	3,992,351
Ser. 10-151, Class KO, PO, zero %, 2037	801,682	721,386

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class AJ, 4.859s, 2042	732,000	673,586

Greenwich Capital Commercial Funding Corp. 144A Ser. 03-C1,
Class G, 4.773s, 2035	626,000	604,068

GS Mortgage Securities Corp. II
Ser. 06-GG6, Class A3, 5.56s, 2038	803,000	849,815
Ser. 06-GG6, Class A2, 5.506s, 2038	604,276	612,773

GS Mortgage Securities Corp. II 144A Ser. 03-C1, Class X1,
IO, 0.839486s, 2040	1,657,620	10,095

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1AS, IO, 5.97024s, 2035	718,995	111,444
IFB Ser. 04-4, Class 1AS, IO, 5.298629s, 2034	356,194	53,322
Ser. 98-2, IO, 0.66556s, 2027	63,958	6
FRB Ser. 04-4, Class 1AF, 0.64472s, 2034 F	356,194	274,304
FRB Ser. 05-RP1, Class 1AF, 0.59472s, 2035 F	718,995	553,656
Ser. 98-3, IO, 0.33414s, 2027	76,655	199
Ser. 99-2, IO, zero %, 2027	110,674	277
Ser. 98-4, IO, zero %, 2026	83,976	218

25

MORTGAGE-BACKED SECURITIES (26.1%)* cont.	Principal amount	Value

Harborview Mortgage Loan Trust FRB Ser. 06-8, Class 2A1A,
0.43472s, 2036	$2,561,000	$1,485,380

IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR5, Class 1A2, 5.21083s, 2036	85,768	6,861
FRB Ser. 07-AR7, Class 2A1, 4.677537s, 2037	669,077	327,848
FRB Ser. 06-AR11, Class 3A1, 2.82648s, 2036	110,160	46,409
FRB Ser. 06-AR29, Class A2, 0.32472s, 2036	1,547,383	588,006

JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1,
0.44472s, 2037	1,557,710	591,930

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-LD12, Class A3, 5.986621s, 2051	2,253,000	2,419,772
Ser. 06-LDP7, Class A2, 5.864s, 2045	114,440	114,475
Ser. 06-LDP8, Class A3B, 5.447s, 2045	70,000	75,930
Ser. 2002-C3, Class D, 5.314s, 2035	424,000	424,776
FRB Ser. 02-C2, Class E, 5.309275s, 2034	576,000	566,220
Ser. 03-C1, Class D, 5.192s, 2037	425,000	424,419
Ser. 04-CB8, Class B, 4 1/2s, 2039	876,000	824,260

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 02-C1, Class E, 6.135s, 2037	496,000	492,940

LB-UBS Commercial Mortgage Trust
Ser. 06-C3, Class A2, 5.532s, 2032	10,749	10,742
Ser. 06-C6, Class AM, 5.413s, 2039 F	1,915,000	1,838,217
Ser. 05-C7, Class A2, 5.103s, 2030	43,935	43,935
Ser. 03-C5, Class F, 4.843s, 2037	380,000	349,600
Ser. 07-C2, Class XW, IO, 0.541841s, 2040	1,036,736	21,155

LB-UBS Commercial Mortgage Trust 144A Ser. 02-C2, Class J,
6.235s, 2035	730,000	728,613

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.827867s, 2050	1,229,000	1,312,635
FRB Ser. 07-C1, Class A2, 5.723867s, 2050	850,154	859,644
Ser. 08-C1, Class A2, 5.425s, 2051	260,583	266,079
Ser. 05-MCP1, Class XC, IO, 0.184639s, 2043	56,504,605	597,536

Merrill Lynch/Countrywide Commercial Mortgage Trust
Ser. 06-1, Class A2, 5.439s, 2039	73,981	73,927
FRB Ser. 06-4, Class A2FL, 0.363s, 2049	1,219,887	1,184,815

Morgan Stanley Capital I
FRB Ser. 07-IQ15, Class A2, 5.843688s, 2049	709,000	722,296
Ser. 2006-HQ9, Class A2, 5.618s, 2044	198,672	198,599
Ser. 07-IQ14, Class A2, 5.61s, 2049	785,774	812,145
FRB Ser. 07-HQ12, Class A2, 5.590489s, 2049	422,313	430,844
FRB Ser. 07-HQ12, Class A2FL, 0.49322s, 2049	193,938	167,969

Morgan Stanley Dean Witter Capital I Ser. 03-HQ2, Class C,
5.15s, 2035	783,000	751,437

Morgan Stanley Dean Witter Capital I 144A FRB Ser. 03-HQ2,
Class F, 5.72855s, 2035	513,000	484,785

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 10.236s, 2043	574,000	582,662

Nomura Asset Securities Corp. 144A Ser. 98-D6, Class B1,
6s, 2030	258,000	262,801

Residential Accredit Loans, Inc. Ser. 06-QS13, Class 1A5,
6s, 2036	44,099	25,867

26

MORTGAGE-BACKED SECURITIES (26.1%)* cont.	Principal amount	Value

Salomon Brothers Mortgage Securities VII 144A FRB
Ser. 99-C1, Class J, 7s, 2032	$627,000	$654,078

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 6.022917s, 2045	307,184	43,006
Ser. 07-4, Class 1A4, IO, 1s, 2045	678,981	27,567

Structured Asset Securities Corp. 144A FRB Ser. 05-RF2,
Class A, 0.59472s, 2035 F	1,532,862	1,134,380

TIAA Seasoned Commercial Mortgage Trust FRB Ser. 07-C4,
Class AJ, 5.907622s, 2039 F	1,917,000	1,659,731

Vericrest Opportunity Loan Transferee 144A Ser. 10-NPL1,
Class M, 6s, 2039	252,895	251,631

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C32, Class APB, 5.742444s, 2049	842,000	907,217
FRB Ser. 07-C32, Class A2, 5.737444s, 2049	251,269	256,527
Ser. 06-C25, Class A2, 5.684s, 2043	77,691	77,691
Ser. 06-C28, Class A3, 5.679s, 2048	455,000	501,038
Ser. 07-C30, Class APB, 5.294s, 2043	240,000	251,369
Ser. 07-C30, Class A3, 5.246s, 2043	826,000	831,833
Ser. 05-C17, Class AJ, 5.224s, 2042	430,000	392,599
Ser. 06-C29, IO, 0.373424s, 2048	41,179,964	642,407

Wachovia Bank Commercial Mortgage Trust 144A
Ser. 03-C3, Class IOI, IO, 1.055916s, 2035	34,170,167	324,685
Ser. 07-C31, IO, 0.247448s, 2047	71,035,029	646,530

Wachovia Mortgage Loan Trust, LLC FRB Ser. 06-AMN1,
Class A2, 0.39472s, 2036	3,955,099	1,522,713

WAMU Commercial Mortgage Securities Trust 144A Ser. 05-C1A,
Class C, 4.9s, 2036	151,000	152,268

Washington Mutual Mortgage Pass-Through Certificates FRB
Ser. 07-HY1, Class A3A, 0.47472s, 2037	3,114,208	1,702,099

Total mortgage-backed securities (cost $105,140,460)		$104,572,748

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (15.6%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.0%)
Government National Mortgage Association Pass-Through
Certificates
4 1/2s, May 20, 2041	$1,957,516	$2,128,187
4s, with due dates from January 20, 2041 to
February 20, 2041	1,927,485	2,057,740

		4,185,927
U.S. Government Agency Mortgage Obligations (14.6%)
Federal Home Loan Mortgage Corporation Pass-Through
Certificates 3 1/2s, January 1, 2041	931,136	946,230

Federal National Mortgage Association Pass-Through
Certificates
4 1/2s, TBA, November 1, 2041	7,000,000	7,402,500
4s, TBA, November 1, 2041	4,000,000	4,158,438
3 1/2s, TBA, November 1, 2041	45,000,000	45,755,861

		58,263,029

Total U.S. government and agency mortgage obligations (cost $62,271,556)		$62,448,956

27

U.S. GOVERNMENT AGENCY OBLIGATIONS (0.2%)*	Principal amount	Value

Wells Fargo & Co.
3s, FDIC guaranteed notes, December 9, 2011	$308,000	$308,882
2 1/8s, FDIC guaranteed notes, June 15, 2012	392,000	396,352

Total U.S. government agency obligations (cost $701,137)		$705,234

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes 2 5/8s, November 15, 2020	$56,000	$58,756

Total U.S. treasury obligations (cost $52,659)		$58,756

CORPORATE BONDS AND NOTES (8.1%)*	Principal amount	Value

Advertising and marketing services (0.1%)
Omnicom Group, Inc. sr. unsec. unsub. notes 4.45s, 2020	$315,000	$328,605

		328,605
Airlines (0.1%)
Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2018	141,526	144,710

Continental Airlines, Inc. pass-through certificates
Ser. 98-1A, 6.648s, 2017	146,353	148,549

		293,259
Automotive (0.1%)
BMW US Capital, LLC company guaranty sr. unsec.
unsub. notes Ser. EMTN, 4 1/4s, 2011	120,000	120,659

Daimler Finance North America, LLC company guaranty
unsec. unsub. notes 7.3s, 2012 (Germany)	310,000	314,095

		434,754
Banking (2.0%)
Bank One Corp. unsec. notes 5 1/4s, 2013	377,000	392,405

Barclays Bank PLC unsec. sub. notes FRN Ser. EMTN,
0.53683s, 2017 (United Kingdom)	552,000	481,703

Citigroup, Inc. unsec. sub. notes 5 5/8s, 2012	650,000	662,739

ING Bank NV 144A sr. unsec. notes FRN 1.39711s,
2013 (Netherlands)	585,000	577,218

JPMorgan Chase Capital XX company guaranty jr. unsec.
sub. notes Ser. T, 6.55s, 2036	845,000	869,317

Lloyds TSB Bank PLC bank guaranty sr. unsec.
unsub. notes 4 7/8s, 2016 (United Kingdom)	510,000	524,337

National Australia Bank, Ltd. 144A sr. unsec. notes 2 1/2s,
2013 (Australia)	690,000	699,077

Royal Bank of Scotland PLC (The) company
guaranty sr. unsec. unsub. notes Ser. 2, 3.4s, 2013
(United Kingdom)	325,000	322,953

Royal Bank of Scotland PLC (The) 144A company
guaranty sr. unsec. unsub. notes 4 7/8s, 2014
(United Kingdom)	430,000	440,806

Shinhan Bank 144A sr. unsec. bond 6s, 2012 (South Korea)	200,000	205,004

Sumitomo Mitsui Banking Corp. 144A sr. unsec. notes 2.15s,
2013 (Japan)	685,000	693,035

UBS AG/Stamford CT sr. unsec. FRN 1.403s, 2012 (Switzerland)	1,055,000	1,057,606

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
notes 6 1/4s, 2035 (Russia)	200,000	205,000

Westpac Banking Corp. sr. unsec. unsub. bonds 2 1/4s,
2012 (Australia)	720,000	730,563

		7,861,763

28

CORPORATE BONDS AND NOTES (8.1%)* cont.	Principal amount	Value

Beverage (0.3%)
Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 5 3/8s, 2014	$565,000	$635,652

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016	400,000	437,500

		1,073,152
Broadcasting (0.1%)
Turner Broadcasting System, Inc. sr. unsec. unsub. note
company guaranty 8 3/8s, 2013	360,000	400,051

		400,051
Cable television (0.1%)
Comcast Cable Holdings, LLC debs. 9.8s, 2012	58,000	59,204

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2015	447,000	509,631

		568,835
Chemicals (0.2%)
Airgas, Inc. sr. unsec. unsub. notes 2.85s, 2013	255,000	260,715

Dow Chemical Co. (The) sr. unsec. notes 7.6s, 2014	355,000	402,856

Dow Chemical Co. (The) sr. unsec. notes 4.85s, 2012	300,000	308,983

		972,554
Computers (0.1%)
Seagate Technology International 144A company
guaranty sr. sec. notes 10s, 2014 (Cayman Islands)	466,000	530,075

		530,075
Consumer goods (0.1%)
Beam, Inc. sr. unsec. unsub. notes 3s, 2012	435,000	438,263

		438,263
Electric utilities (0.7%)
Allegheny Energy Supply 144A sr. unsec. bond 8 1/4s, 2012	820,000	844,483

CMS Energy Corp. sr. unsec. unsub. notes FRN 1.35306s, 2013	130,000	127,400

FirstEnergy Corp. notes Ser. B, 6.45s, 2011	291,000	291,474

KCP&L Greater Missouri Operations Co. sr. unsec.
unsub. notes 11 7/8s, 2012	631,000	673,603

Power Receivable Finance, LLC 144A sr. notes 6.29s, 2012	104,397	104,485

Texas-New Mexico Power Co. 144A 1st mtge. sec. 9 1/2s, 2019	654,000	848,749

		2,890,194
Financial (0.4%)
Berkshire Hathaway Finance Corp. company
guaranty sr. notes 4s, 2012	85,000	86,382

Erac USA Finance Co. 144A company guaranty notes
2 1/4s, 2014	390,000	392,737

Erac USA Finance Co. 144A company
guaranty sr. notes 2 3/4s, 2013	445,000	453,024

GATX Corp. notes 4 3/4s, 2012	180,000	185,100

General Electric Capital Corp. sr. unsec. unsub. FRN
1.19778s, 2013	275,000	275,714

		1,392,957
Food (0.3%)
Kraft Foods, Inc. sr. unsec. notes 2 5/8s, 2013	730,000	747,184

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014	400,000	464,000

		1,211,184
Forest products and packaging (0.3%)
Sealed Air Corp. sr. notes 7 7/8s, 2017	265,000	283,029

Weyerhaeuser Co. sr. unsec. unsub. notes 7 1/4s, 2013	825,000	889,691

		1,172,720

29

CORPORATE BONDS AND NOTES (8.1%)* cont.	Principal amount	Value

Insurance (0.5%)
Hartford Financial Services Group, Inc. (The) jr. unsec.
sub. debs. FRB 8 1/8s, 2038	$235,000	$239,700

MetLife Global Funding I 144A sr. unsub. notes
5 1/8s, 2013	100,000	105,113

MetLife Global Funding I 144A sr. unsec. notes 2 7/8s, 2012	270,000	274,048

MetLife Global Funding I 144A sr. unsub. notes 5 1/8s, 2014	100,000	108,097

New York Life Global Funding 144A notes 3s, 2015	930,000	965,791

Prudential Financial, Inc. sr. notes 6.2s, 2015	425,000	467,199

		2,159,948
Investment banking/Brokerage (0.3%)
Goldman Sachs Group, Inc. (The) sr. notes 3 5/8s, 2012	194,000	196,915

TD Ameritrade Holding Corp. company guaranty sr. unsec.
unsub. notes 2.95s, 2012	770,000	785,534

		982,449
Media (0.1%)
Viacom, Inc. sr. unsec. notes 4 3/8s, 2014	310,000	333,850

		333,850
Metals (0.4%)
Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 3/8s, 2017 (Indonesia)	400,000	427,500

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec.
notes 9s, 2019 (Australia)	245,000	334,610

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2012	269,000	278,751

Teck Resources Limited sr. unsec. unsub. notes 7s,
2012 (Canada)	630,000	660,941

		1,701,802
Natural gas utilities (0.6%)
Energy Transfer Partners LP sr. unsec. unsub. notes
5.65s, 2012	740,000	762,507

Kinder Morgan, Inc./Kansas sr. notes 6 1/2s, 2012	490,000	499,800

NGPL PipeCo, LLC 144A sr. unsec. notes 6.514s, 2012	600,000	623,888

Total Capital SA company guaranty sr. unsec.
unsub. notes 3s, 2015 (France)	500,000	530,556

		2,416,751
Office equipment and supplies (0.1%)
Staples, Inc. sr. unsec. notes 9 3/4s, 2014	505,000	582,663

		582,663
Oil and gas (0.1%)
Ras Laffan Liquefied Natural Gas Co., Ltd. 144A company
guaranty sr. notes 4 1/2s, 2012 (Qatar)	250,000	255,000

		255,000
Real estate (0.2%)
Simon Property Group LP sr. unsec. unsub. notes 5.1s, 2015 R	700,000	768,650

Simon Property Group LP sr. unsec. unsub. notes 4.2s, 2015 R	70,000	74,442

		843,092
Regional Bells (0.3%)
Frontier Communications Corp. sr. unsec. notes 7 7/8s, 2015	605,000	640,922

Verizon New Jersey, Inc. sr. unsec. bonds Ser. A, 5 7/8s, 2012	740,000	747,754

		1,388,676

30

CORPORATE BONDS AND NOTES (8.1%)* cont.	Principal amount	Value

Retail (0.2%)
Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	$465,000	$482,438

QVC, Inc. 144A sr. notes 7 1/8s, 2017	215,000	228,975

		711,413
Telecommunications (0.2%)
SBA Tower Trust 144A company guaranty mtge. notes
4.254s, 2015	625,000	659,317

		659,317
Telephone (0.2%)
CenturyLink, Inc. sr. unsec. unsub. notes Ser. L, 7 7/8s, 2012	610,000	635,671

		635,671

Total corporate bonds and notes (cost $31,661,369)		$32,238,998

ASSET-BACKED SECURITIES (4.9%)*	Principal amount	Value

Bombardier Capital Mortgage Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	$670,976	$395,876
Ser. 00-A, Class A2, 7.575s, 2030	2,317,918	1,257,471

First Franklin Mortgage Loan Asset Backed Certificates FRB
Ser. 06-FF5, Class 2A3, 0.40472s, 2036 F	2,786,695	1,504,075

Green Tree Financial Corp.
Ser. 97-6, Class M1, 7.21s, 2029	747,000	639,674
Ser. 99-3, Class A8, 7.06s, 2031	700,000	597,625
Ser. 97-8, Class M1, 7.02s, 2027	1,989,000	1,372,410
Ser. 1997-5, Class M1, 6.95s, 2029	1,306,000	1,270,085
Ser. 99-2, Class A6, 6.92s, 2030	1,383,000	1,265,445
Ser. 99-2, Class A7, 6.44s, 2030	379,378	401,090

Greenpoint Manufactured Housing Ser. 00-3, Class IA,
8.45s, 2031	1,438,532	1,341,431

GSAA Home Equity Trust
FRB Ser. 07-3, Class A4A, 0.46472s, 2047	234,687	102,089
FRB Ser. 07-3, Class 2A1A, 0.19069s, 2047	1,075,099	451,541

HSI Asset Securitization Corp. Trust FRB Ser. 06-HE1,
Class 2A1, 0.29472s, 2036	9,483	3,935

Madison Avenue Manufactured Housing Contract FRB
Ser. 02-A, Class B1, 3.49472s, 2032	1,797,000	1,579,114

Oakwood Mortgage Investors, Inc.
Ser. 01-C, Class A4, 7.405s, 2030	1,018,371	567,742
Ser. 00-D, Class A4, 7.4s, 2030	502,161	307,573
Ser. 98-A, Class M, 6.825s, 2028	1,324,000	1,286,023
Ser. 01-C, Class A3, 6.61s, 2021	2,628,364	1,317,467
Ser. 99-B, Class A3, 6.45s, 2017	986,131	888,751
Ser. 01-E, Class A3, 5.69s, 2031 F	823,645	680,610
Ser. 01-D, Class A2, 5.26s, 2019	958,545	563,145

Structured Asset Securities Corp. FRB Ser. 06-BC2,
Class A3, 0.39472s, 2036 F	3,544,532	1,865,310

WAMU Asset-Backed Certificates FRB Ser. 07-HE1, Class 2A1,
0.29472s, 2037	14,914	14,073

Total asset-backed securities (cost $20,860,170)		$19,672,555

31

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (2.8%)*	strike price	amount	Value

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 3.49% versus
the three month USD-LIBOR-BBA
maturing September 2026.	Sep-16/3.49	$51,678	$4,010

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 3.49%
versus the three month USD-LIBOR-BBA
maturing September 2026.	Sep-16/3.49	51,678	3,550

Option on an interest rate swap with
Barclay’s Bank PLC for the right
to receive a fixed rate of 3.37% versus
the three month USD-LIBOR-BBA
maturing August 2022.	Aug-12/3.37	4,905,963	410,727

Option on an interest rate swap with
Barclay’s Bank PLC for the right
to pay a fixed rate of 3.37% versus the
three month USD-LIBOR-BBA
maturing August 2022.	Aug-12/3.37	4,905,963	61,079

Option on an interest rate swap with
Barclay’s Bank PLC for the right
to receive a fixed rate of 3.52% versus
the three month USD-LIBOR-BBA
maturing August 2022.	Jul-12/3.52	4,088,302	387,816

Option on an interest rate swap with
Barclay’s Bank PLC for the right
to receive a fixed rate of 3.36% versus
the three month USD-LIBOR-BBA
maturing August 2022.	Jul-12/3.36	4,088,302	339,533

Option on an interest rate swap with
Barclay’s Bank PLC for the right
to pay a fixed rate of 3.36% versus the
three month USD-LIBOR-BBA
maturing August 2022.	Jul-12/3.36	4,088,302	51,145

Option on an interest rate swap with
Barclay’s Bank PLC for the right
to pay a fixed rate of 3.52% versus the
three month USD-LIBOR-BBA
maturing August 2022.	Jul-12/3.52	4,088,302	40,719

Option on an interest rate swap with
Barclay’s Bank PLC for the right
to receive a fixed rate of 3.51% versus
the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.51	1,635,321	153,884

Option on an interest rate swap with
Barclay’s Bank PLC for the right
to pay a fixed rate of 3.51% versus the
three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.51	1,635,321	16,239

32

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (2.8%)* cont.	strike price	amount	Value

Option on an interest rate swap with
Barclay’s Bank PLC for the right
to receive a fixed rate of 3.5375%
versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.5375	$4,088,302	$393,908

Option on an interest rate swap with
Barclay’s Bank PLC for the right
to pay a fixed rate of 3.5375% versus the
three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.5375	4,088,302	38,634

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 2.1825%
versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/2.1825	1,020,000	19,135

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 3.54%
versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.54	7,658,044	739,920

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 3.54% versus
the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.54	7,658,044	71,373

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 3.49%
versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.49	4,069,003	377,603

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 3.49% versus
the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.49	4,069,003	40,324

Option on an interest rate swap with
Citibank, N.A. for the right
to receive a fixed rate of 2.1075%
versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/2.1075	4,943,000	79,434

Option on an interest rate swap with
Credit Suisse International for the right
to receive a fixed rate of 2.1075%
versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/2.1075	4,943,000	79,434

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 2.11875%
versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/2.11875	4,943,000	81,016

33

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (2.8%)* cont.	strike price	amount	Value

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 2.35%
versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/2.35	$1,020,000	$23,113

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 1.998%
versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.998	4,912,000	51,134

Option on an interest rate swap with
Deutsche Bank AG for the right to
receive a fixed rate of 1.998% versus
the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.998	4,912,000	51,134

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 1.9275%
versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	4,912,000	43,226

Option on an interest rate swap with
Barclay’s Bank PLC for the right
to receive a fixed rate of 1.9275%
versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	4,912,000	43,226

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 1.9275%
versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	4,912,000	43,226

Option on an interest rate swap with
Deutsche Bank AG for the right
to receive a fixed rate of 1.9275%
versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	4,912,000	43,226

Option on an interest rate swap with
Citibank, N.A. for the right
to receive a fixed rate of 1.9275%
versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	4,912,000	43,226

Option on an interest rate swap with
Credit Suisse International for the right
to receive a fixed rate of 1.9275%
versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	4,912,000	43,226

Option on an interest rate swap with
Barclay’s Bank PLC for the right
to receive a fixed rate of 1.765% versus
the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.765	2,472,000	14,066

34

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (2.8%)* cont.	strike price	amount	Value

Option on an interest rate swap with
Barclay’s Bank PLC for the right
to receive a fixed rate of 2.015% versus
the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/2.015	$989,000	$10,454

Option on an interest rate swap with
Goldman Sachs International for the right
to pay a fixed rate of 2.075% versus
the three month USD-LIBOR-BBA
maturing March 2022.	Mar-12/2.075	6,900,000	322,092

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 2.075%
versus the three month USD-LIBOR-BBA
maturing March 2022.	Mar-12/2.075	6,900,000	80,454

Option on an interest rate swap with
Barclay’s Bank PLC for the right to
pay a fixed rate of 0.52% versus
the three month USD-LIBOR-BBA
maturing March 2014.	Mar-12/0.52	9,536,000	33,757

Option on an interest rate swap with
Barclay’s Bank PLC for the right
to receive a fixed rate of 0.52%
versus the three month USD-LIBOR-BBA
maturing March 2014.	Mar-12/0.52	9,536,000	12,301

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 2.0525%
versus the three month USD-LIBOR-BBA
maturing February 2022.	Feb-12/2.0525	6,900,000	306,567

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 2.0525%
versus the three month USD-LIBOR-BBA
maturing February 2022.	Feb-12/2.0525	6,900,000	67,275

Option on an interest rate swap with
Bank of America, N.A. for the right to
receive a fixed rate of 1.81% versus
the three month USD-LIBOR-BBA
maturing February 2017.	Feb-12/1.81	1,641,653	35,099

Option on an interest rate swap with
Bank of America, N.A. for the right
to pay a fixed rate of 1.81% versus
the three month USD-LIBOR-BBA
maturing February 2017.	Feb-12/1.81	1,641,653	5,697

Option on an interest rate swap with
Deutsche Bank AG for the right to pay
a fixed rate of 0.555% versus the
three month USD-LIBOR-BBA
maturing February 2014.	Feb-12/0.555	12,102,578	30,014

35

PURCHASED OPTIONS	Expiration date/		Contract
OUTSTANDING (2.8%)* cont.	strike price		amount	Value

Option on an interest rate swap with
Deutsche Bank AG for the right
to receive a fixed rate of 0.555% versus
the three month USD-LIBOR-BBA
maturing February 2014.	Feb-12/0.555		$12,102,578	$16,581

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 2.27%
versus the three month USD-LIBOR-BBA
maturing January 2022.	Jan-12/2.27		1,020,000	15,504

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 2.03% versus
the three month USD-LIBOR-BBA
maturing January 2022.	Jan-12/2.03		6,900,000	288,765

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 2.03%
versus the three month USD-LIBOR-BBA
maturing January 2022.	Jan-12/2.03		6,900,000	51,543

Option on an interest rate swap with
UBS AG for the right to pay a fixed rate
of 1.722% versus the six month
CHF-LIBOR-BBA maturing January 2014.	Jan-12/1.722	CHF	2,290,000	1,790

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 1.953%
versus the three month USD-LIBOR-BBA
maturing January 2022.	Jan-12/1.953		$4,943,000	25,605

Option on an interest rate swap with
Citibank, N.A. for the right to receive
a fixed rate of 1.9475% versus the
three month USD-LIBOR-BBA
maturing January 2022.	Jan-12/1.9475		4,943,000	25,061

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 1.96325%
versus the three month USD-LIBOR-BBA
maturing January 2022.	Jan-12/1.96325		4,943,000	26,198

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 3.60%
versus the three month USD-LIBOR-BBA
maturing January 2042.	Jan-12/3.60		3,714,462	490,160

Option on an interest rate swap with
Deutsche Bank AG for the right to pay
a fixed rate of 0.545% versus the
three month USD-LIBOR-BBA
maturing January 2014.	Jan-12/0.545		12,102,578	24,786

36

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (2.8%)* cont.	strike price	amount	Value

Option on an interest rate swap with
Deutsche Bank AG for the right
to receive a fixed rate of 0.545% versus
the three month USD-LIBOR-BBA
maturing January 2014.	Jan-12/0.545	$12,102,578	$12,224

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 4.60% versus
the three month USD-LIBOR-BBA
maturing January 2042.	Jan-12/4.60	3,714,462	557

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 0.61%
versus the three month USD-LIBOR-BBA
maturing January 2014.	Dec-11/0.61	4,768,000	7,820

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 0.61% versus
the three month USD-LIBOR-BBA
maturing January 2014.	Dec-11/0.61	4,768,000	6,961

Option on an interest rate swap with
Barclay’s Bank PLC for the right
to receive a fixed rate of 0.6075%
versus the three month USD-LIBOR-BBA
maturing January 2014.	Dec-11/0.6075	5,859,000	9,374

Option on an interest rate swap with
Barclay’s Bank PLC for the right
to pay a fixed rate of 0.6075% versus the
three month USD-LIBOR-BBA
maturing January 2014.	Dec-11/0.6075	5,859,000	8,519

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 2.01% versus
the three month USD-LIBOR-BBA
maturing December 2021.	Dec-11/2.01	6,900,000	267,237

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 2.01%
versus the three month USD-LIBOR-BBA
maturing December 2021.	Dec-11/2.01	6,900,000	32,361

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 0.476% versus
the three month USD-LIBOR-BBA
maturing December 2013.	Dec-11/0.476	9,536,000	25,270

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 0.476%
versus the three month USD-LIBOR-BBA
maturing December 2013.	Dec-11/0.476	9,536,000	3,719

37

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (2.8%)* cont.	strike price	amount	Value

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 0.53% versus
the three month USD-LIBOR-BBA
maturing December 2013.	Dec-11/0.53	$9,536,000	$18,900

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 0.53%
versus the three month USD-LIBOR-BBA
maturing December 2013.	Dec-11/0.53	9,536,000	6,961

Option on an interest rate swap with
Barclay’s Bank PLC for the right
to receive a fixed rate of 4.025% versus
the three month USD-LIBOR-BBA
maturing December 2041.	Dec-11/4.025	4,732,155	998,390

Option on an interest rate swap with
Barclay’s Bank PLC for the right
to pay a fixed rate of 4.025% versus the
three month USD-LIBOR-BBA
maturing December 2041.	Dec-11/4.025	4,732,155	3,880

Option on an interest rate swap with
Bank of America, N.A. for the right
to pay a fixed rate of 2.355% versus
the three month USD-LIBOR-BBA
maturing December 2021.	Dec-11/2.355	7,221,000	122,757

Option on an interest rate swap with
Bank of America, N.A. for the right
to receive a fixed rate of 2.355% versus
the three month USD-LIBOR-BBA
maturing December 2021.	Dec-11/2.355	7,221,000	109,398

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to pay a fixed rate of 1.3525% versus
the three month USD-LIBOR-BBA
maturing December 2016.	Dec-11/1.3525	7,221,000	48,525

Option on an interest rate swap with
Barclay’s Bank PLC for the right
to receive a fixed rate of 1.3525% versus
the three month USD-LIBOR-BBA
maturing December 2016.	Dec-11/1.3525	7,221,000	41,304

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 0.745% versus
the three month USD-LIBOR-BBA
maturing December 2014.	Dec-11/0.745	8,788,000	24,097

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 0.745%
versus the three month USD-LIBOR-BBA
maturing December 2014.	Dec-11/0.745	8,788,000	18,367

38

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (2.8%)* cont.	strike price	amount	Value

Option on an interest rate swap with
Barclay’s Bank PLC for the right
to receive a fixed rate of 4.12% versus
the three month USD-LIBOR-BBA
maturing December 2041.	Dec-11/4.12	$2,143,551	$493,403

Option on an interest rate swap with
Barclay’s Bank PLC for the right
to pay a fixed rate of 4.12% versus the
three month USD-LIBOR-BBA
maturing December 2041.	Dec-11/4.12	2,143,551	922

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 2.99%
versus the three month USD-LIBOR-BBA
maturing December 2041.	Dec-11/2.99	10,935,749	431,087

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 2.99% versus
the three month USD-LIBOR-BBA
maturing December 2041.	Dec-11/2.99	10,935,749	419,495

Option on an interest rate swap with
Citibank, N.A. for the right to receive
a fixed rate of 4.1175% versus
the three month USD-LIBOR-BBA
maturing December 2041.	Dec-11/4.1175	1,041,060	239,569

Option on an interest rate swap with
Citibank, N.A. for the right to pay
a fixed rate of 4.1175% versus the
three month USD-LIBOR-BBA
maturing December 2041.	Dec-11/4.1175	1,041,060	239

Option on an interest rate swap with
Deutsche Bank AG for the right
to receive a fixed rate of 3.855% versus
the three month USD-LIBOR-BBA
maturing December 2041.	Dec-11/3.855	2,808,801	499,068

Option on an interest rate swap with
Deutsche Bank AG for the right to pay
a fixed rate of 4.355% versus the
three month USD-LIBOR-BBA
maturing December 2041.	Dec-11/4.355	2,808,801	56

Option on an interest rate swap with
Bank of America, N.A. for the right to pay
a fixed rate of 0.5325% versus the
three month USD-LIBOR-BBA
maturing December 2013.	Dec-11/0.5325	12,102,578	19,304

Option on an interest rate swap with
Bank of America, N.A. for the right to
receive a fixed rate of 0.5325% versus
the three month USD-LIBOR-BBA
maturing December 2013.	Dec-11/0.5325	12,102,578	6,535

39

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (2.8%)* cont.	strike price	amount	Value

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 2.31%
versus the three month USD-LIBOR-BBA
maturing November 2016.	Nov-11/2.31	$402,912	$18,917

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 2.31% versus
the three month USD-LIBOR-BBA
maturing November 2016.	Nov-11/2.31	402,912	4

Option on an interest rate swap with
Barclay’s Bank PLC for the right
to receive a fixed rate of 3.21% versus
the three month USD-LIBOR-BBA
maturing November 2021.	Nov-11/3.21	7,646,816	600,428

Option on an interest rate swap with
Barclay’s Bank PLC for the right
to pay a fixed rate of 3.21% versus the
three month USD-LIBOR-BBA
maturing November 2021.	Nov-11/3.21	7,646,816	535

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 3.11%
versus the three month USD-LIBOR-BBA
maturing November 2041.	Nov-11/3.11	1,795,351	74,758

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 3.11% versus
the three month USD-LIBOR-BBA
maturing November 2041.	Nov-11/3.11	1,795,351	26,212

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 2.3175%
versus the three month USD-LIBOR-BBA
maturing November 2021.	Nov-11/2.3175	7,221,000	77,481

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 2.3175%
versus the three month USD-LIBOR-BBA
maturing November 2021.	Nov-11/2.3175	7,221,000	58,923

Option on an interest rate swap with
Deutsche Bank AG for the right to pay
a fixed rate of 1.30% versus the three
month USD-LIBOR-BBA maturing
November 2016.	Nov-11/1.30	7,221,000	31,050

Option on an interest rate swap with
Deutsche Bank AG for the right to receive
a fixed rate of 1.30% versus the three month
USD-LIBOR-BBA maturing November 2016.	Nov-11/1.30	7,221,000	21,158

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 0.715% versus
the three month USD-LIBOR-BBA
maturing November 2014.	Nov-11/0.715	8,788,000	15,203

40

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (2.8%)* cont.	strike price	amount	Value

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 0.715%
versus the three month USD-LIBOR-BBA
maturing November 2014.	Nov-11/0.715	$8,788,000	$9,315

Option on an interest rate swap with
Credit Suisse International for the right
to receive a fixed rate of 3.425% versus
the three month USD-LIBOR-BBA
maturing November 2041.	Nov-11/3.425	3,077,000	285,699

Option on an interest rate swap with
Credit Suisse International for the right
to pay a fixed rate of 3.425% versus
the three month USD-LIBOR-BBA
maturing November 2041.	Nov-11/3.425	3,077,000	4,339

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 4.0325%
versus the three month USD-LIBOR-BBA
maturing November 2041.	Nov-11/4.0325	2,453,222	529,553

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 4.0325%
versus the three month USD-LIBOR-BBA
maturing November 2041.	Nov-11/4.0325	2,453,222	2

Option on an interest rate swap with
Bank of America, N.A. for the right
to pay a fixed rate of 0.5175% versus
the three month USD-LIBOR-BBA
maturing November 2013.	Nov-11/0.5175	12,102,578	11,861

Option on an interest rate swap with
Bank of America, N.A. for the right
to receive a fixed rate of 0.5175% versus
the three month USD-LIBOR-BBA
maturing November 2013.	Nov-11/0.5175	12,102,578	254

Total purchased options outstanding (cost $8,951,367)			$11,299,980

FOREIGN GOVERNMENT BONDS AND NOTES (0.6%)*	Principal amount		Value

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015		$1,340,000	$1,206,228

Argentina (Republic of) sr. unsec. unsub. bonds FRB
0.439s, 2012		2,130,000	251,510

Korea Development Bank (The) sr. unsec. unsub. notes 4s, 2016		300,000	303,327

Ontario (Province of) sr. unsec. unsub. bonds 1 7/8s, 2012		600,000	608,200

Total foreign government bonds and notes (cost $2,397,967)			$2,369,265

41

SHORT-TERM INVESTMENTS (63.5%)*	Principal amount/shares	Value

Interest in $50,250,000 joint tri-party term repurchase
agreement dated October 24, 2011 with JPMorgan
Securities, Inc. due November 23, 2011, 0.27% (collateralized by various corporate bonds and notes with coupon rates
ranging from 5.25%–8.25% and due dates ranging from April 15,
2012 to October 15, 2039, valued at $50,253,255) TR	$2,000,000	$2,000,000

Putnam Money Market Liquidity Fund 0.05% [e]	4,289,742	4,289,742

BMW U.S. Capital, LLC commercial paper with an effective yield
of 0.020%, July 25, 2012	1,700,000	1,699,742

Bryant Park Funding, LLC commercial paper with an effective
yield of 0.164%, November 22, 2011	2,000,000	1,999,802

Chariot Funding, LLC commercial paper with an effective
yield of 0.247%, January 24, 2012	1,900,000	1,898,892

Chariot Funding, LLC commercial paper with an effective
yield of 0.143%, November 16, 2011	863,000	862,946

CHARTA, LLC commercial paper with an effective yield
of 0.517%, April 16, 2012	1,700,000	1,695,899

CIESCO, LP commercial paper with an effective yield
of 0.133%, November 16, 2011	2,000,000	1,999,883

Commonwealth Bank of Australia commercial paper with an
effective yield of 0.497%, April 17, 2012	1,700,000	1,696,033

Danske Corp. commercial paper with an effective yield
of 0.225%, November 3, 2011	1,500,000	1,499,906

Diageo Capital PLC commercial paper with an effective yield
of 0.403%, November 17, 2011	2,000,000	1,999,627

DNB Nor Bank ASA commercial paper with an effective yield
of zero %, April 25, 2012	1,500,000	1,500,000

Dow Chemical Co. (The) commercial paper with an effective
yield of 0.433%, November 23, 2011	400,000	399,890

FCAR Owner Trust I commercial paper with an effective yield
of 0.427%, April 2, 2012	1,500,000	1,497,259

Govco, LLC commercial paper with an effective yield
of 0.144%, November 18, 2011	1,000,000	999,929

ING America Insurance Holdings, Inc. commercial paper with
an effective yield of 0.864%, November 3, 2011	2,000,000	1,999,894

Jupiter Securitization Co., LLC commercial paper with an
effective yield of 0.136%, November 29, 2011	2,000,000	1,999,782

Kraft Foods, Inc. commercial paper with an effective yield
of 0.329%, November 16, 2011	300,000	299,956

Liberty Mutual Group, Inc. commercial paper with an
effective yield of 0.363%, November 15, 2011	2,000,000	1,999,704

Manhattan Asset Funding Co., LLC commercial paper with an
effective yield of 0.376%, January 25, 2012	2,000,000	1,998,206

NRW. BANK commercial paper with an effective yield
of 0.322%, December 5, 2011	1,750,000	1,749,455

NRW. BANK commercial paper with an effective yield
of 0.324%, December 13, 2011	250,000	249,904

Old Line Funding, LLC commercial paper with an effective
yield of 0.175%, December 5, 2011	2,000,000	1,999,660

Prudential PLC commercial paper with an effective yield
of 0.567%, February 6, 2012	650,000	648,967

42

SHORT-TERM INVESTMENTS (63.5%)* cont.	Principal amount/shares	Value

Prudential PLC commercial paper with an effective yield
of 0.745%, March 23, 2012	$1,750,000	$1,744,786

Royal Bank of Scotland PLC (The) commercial paper with an
effective yield of 0.453%, December 28, 2011	1,950,000	1,948,580

Royal Park Investments Funding Corp. commercial paper with an
effective yield of 0.691%, November 29, 2011	2,000,000	1,998,581

Straight-A Funding, LLC commercial paper with an effective
yield of 0.188%, January 18, 2012	4,000,000	3,998,353

Svenska Handelsbanken, Inc. commercial paper with an
effective yield of 0.316%, February 6, 2012	2,000,000	1,998,285

Swedbank AB commercial bank with an effective yield
of 0.494%, January 17, 2012	600,000	599,358

Swedbank AB commercial paper with an effective yield
of 0.495%, February 2, 2012	1,000,000	998,708

U.S. Treasury Bills with an effective yield of 0.221%,
March 8, 2012 ##	5,000,000	4,995,733

U.S. Treasury Bills with effective yields ranging from
0.072% to 0.129%, April 5, 2012 ##	32,000,000	31,985,267

U.S. Treasury Bills with effective yields ranging from
0.119% to 0.150%, May 3, 2012 # ##	19,000,000	18,986,200

U.S. Treasury Bills with an effective yield of 0.071%,
July 26, 2012	20,000,000	19,989,429

U.S. Treasury Bills with an effective yield of 0.099%,
August 23, 2012 ##	8,000,000	7,993,422

U.S. Treasury Bills with an effective yield of 0.093%,
September 20, 2012 ##	24,000,000	23,979,912

U.S. Treasury Bills with an effective yield of 0.110%,
October 18, 2012 # ##	30,000,000	29,967,587

U.S. Treasury Bills with effective yields ranging from
0.197% to 0.200%, December 15, 2011 # ##	60,000,000	59,979,344

UBS Finance Delaware, LLC commercial paper with an effective
yield of 0.493%, January 6, 2012	350,000	349,679

Viacom, Inc. commercial paper with an effective yield
of 0.366%, November 15, 2011	2,000,000	1,999,697

Victory Receivables Corp. commercial paper with an
effective yield of 0.375%, January 13, 2012	1,600,000	1,598,650

Total short-term investments (cost $254,096,649)		$254,096,649

TOTAL INVESTMENTS

Total investments (cost $486,133,334)		$487,463,141

Key to holding’s currency abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
SEK	Swedish Krona

43

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FDIC Guaranteed	Federal Deposit Insurance Corp. Guaranteed
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
IFB	Inverse Floating Rate Bonds
IO	Interest Only
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2010 through October 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $400,148,811.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs.

R Real Estate Investment Trust.

TR Maturity value of a term repurchase agreement will equal the principal amount of the repurchase agreement plus interest.

At the close of the reporting period, the fund maintained liquid assets totaling $128,922,853 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rates shown are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 10/31/11 (aggregate face value $3,939,308)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	11/16/11	$5,155	$4,703	$(452)

	British Pound	Buy	11/16/11	269,929	260,418	9,511

	Canadian Dollar	Buy	11/16/11	2,307	2,195	112

	Euro	Buy	11/16/11	68,622	66,130	2,492

	Japanese Yen	Sell	11/16/11	9,161	9,340	179

	Swedish Krona	Buy	11/16/11	18,720	17,674	1,046

	Swiss Franc	Sell	11/16/11	29,625	28,440	(1,185)

44

FORWARD CURRENCY CONTRACTS at 10/31/11 (aggregate face value $3,939,308) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Barclays Bank PLC

	Australian Dollar	Sell	11/16/11	$407,585	$371,885	$(35,700)

	British Pound	Sell	11/16/11	309,639	298,594	(11,045)

	Canadian Dollar	Buy	11/16/11	13,038	12,412	626

	Swiss Franc	Buy	11/16/11	72,241	69,328	2,913

	Citibank, N.A.

	Australian Dollar	Buy	11/16/11	7,680	7,002	678

	British Pound	Sell	11/16/11	19,614	17,882	(1,732)

	Canadian Dollar	Buy	11/16/11	12,536	11,929	607

	Euro	Buy	11/16/11	6,918	6,664	254

	Japanese Yen	Buy	11/16/11	2,339	2,384	(45)

	Swiss Franc	Buy	11/16/11	342	328	14

	Credit Suisse AG

	Australian Dollar	Sell	11/16/11	1,789	1,630	(159)

	British Pound	Sell	11/16/11	362,531	349,227	(13,304)

	Euro	Buy	11/16/11	193,691	186,028	7,663

	Swedish Krona	Sell	11/16/11	9,812	9,286	(526)

	Swiss Franc	Sell	11/16/11	64,151	61,513	(2,638)

	Deutsche Bank AG

	Australian Dollar	Sell	11/16/11	3,577	3,260	(317)

	British Pound	Sell	11/16/11	166,555	160,645	(5,910)

	Canadian Dollar	Sell	11/16/11	11,534	10,981	(553)

	Euro	Sell	11/16/11	28,223	27,190	(1,033)

	Swedish Krona	Buy	11/16/11	9,199	8,703	496

	Swiss Franc	Sell	11/16/11	31,335	30,062	(1,273)

	Goldman Sachs International

	Australian Dollar	Sell	11/16/11	7,891	7,194	(697)

	British Pound	Buy	11/16/11	33,600	32,410	1,190

	Canadian Dollar	Sell	11/16/11	5,416	5,152	(264)

	Euro	Buy	11/16/11	200,331	193,060	7,271

	South African Rand	Sell	11/16/11	40,165	39,521	(644)

	Swedish Krona	Buy	11/16/11	21,894	20,747	1,147

	Swiss Franc	Sell	11/16/11	24,384	23,388	(996)

HSBC Bank USA, National Association

	British Pound	Buy	11/16/11	213,178	205,420	7,758

	Euro	Buy	11/16/11	10,100	9,722	378

	Japanese Yen	Buy	11/16/11	2,993	3,053	(60)

	Swiss Franc	Buy	11/16/11	55,833	53,544	2,289

	JPMorgan Chase Bank, N.A.

	Australian Dollar	Sell	11/16/11	2,841	3,204	363

	British Pound	Sell	11/16/11	161	155	(6)

	Canadian Dollar	Sell	11/16/11	169,092	161,068	(8,024)

	Euro	Buy	11/16/11	36,109	34,789	1,320

	Japanese Yen	Sell	11/16/11	948	964	16

	Swiss Franc	Sell	11/16/11	47,971	46,021	(1,950)

45

FORWARD CURRENCY CONTRACTS at 10/31/11 (aggregate face value $3,939,308) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The)

	British Pound	Sell	11/16/11	$4,180	$4,031	$(149)

	Euro	Buy	11/16/11	30,022	28,915	1,107

	Swedish Krona	Buy	11/16/11	33,378	31,559	1,819

	Swiss Franc	Sell	11/16/11	227,888	218,675	(9,213)

State Street Bank and Trust Co.

	Australian Dollar	Buy	11/16/11	158,026	144,061	13,965

	Euro	Buy	11/16/11	4,704	4,533	171

	Japanese Yen	Buy	11/16/11	3,554	3,623	(69)

	South African Rand	Buy	11/16/11	71,050	69,969	1,081

	Swedish Krona	Buy	11/16/11	18,398	17,438	960

	Swiss Franc	Buy	11/16/11	52,072	49,948	2,124

UBS AG

	British Pound	Buy	11/16/11	128,936	124,406	4,530

	Canadian Dollar	Sell	11/16/11	20,058	19,081	(977)

	Euro	Buy	11/16/11	101,688	98,003	3,685

Westpac Banking Corp.

	Australian Dollar	Sell	11/16/11	1,683	1,534	(149)

	British Pound	Buy	11/16/11	136,974	132,126	4,848

	Euro	Buy	11/16/11	84,532	81,454	3,078

	Japanese Yen	Buy	11/16/11	1,903	1,940	(37)

	Swedish Krona	Sell	11/16/11	34,573	32,767	(1,806)

Total						$(15,222)

FUTURES CONTRACTS OUTSTANDING at 10/31/11

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government
Treasury Bond 10 yr (Long)	3	$354,753	Dec-11	$(3,786)

Canadian Government Bond
10 yr (Long)	6	792,616	Dec-11	1,660

Euro-Swiss Franc 3 Month (Short)	6	1,716,984	Dec-11	(19,936)

Euro-Swiss Franc 3 Month (Short)	15	4,295,895	Jun-12	(54,363)

Euro-Swiss Franc 3 Month (Short)	15	4,295,895	Dec-12	(61,268)

Euro-Swiss Franc 3 Month (Short)	15	4,294,608	Mar-12	(37,391)

Japanese Government Bond
10 yr (Short)	1	1,819,882	Dec-11	3,549

Japanese Government Bond
10 yr Mini (Short)	7	1,275,173	Dec-11	1,220

U.S. Treasury Bond 30 yr (Long)	89	13,561,375	Dec-11	863,823

U.S. Treasury Bond 30 yr (Short)	43	5,978,344	Dec-11	(7,991)

U.S. Treasury Note 10 yr (Short)	267	34,459,688	Dec-11	83,532

Total				$769,049

46

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $19,503,202)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026.	$6,747,076	Aug-16/4.28	$731,585

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
August 2026.	1,481,037	Aug-16/4.35	166,218

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
January 2022.	5,404,500	Jan-12/4.72	1,139,755

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026.	6,747,076	Aug-16/4.28	351,455

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
January 2022.	5,404,500	Jan-12/4.72	54

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 5.35%
versus the three month USD-LIBOR-BBA maturing
August 2026.	1,481,037	Aug-16/5.35	45,653

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 2.28%
versus the three month USD-LIBOR-BBA maturing
December 2016.	5,287,124	Dec-11/2.28	235,013

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 2.4275%
versus the three month USD-LIBOR-BBA maturing
April 2022.	3,930,000	Apr-12/2.4275	101,080

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 2.73%
versus the three month USD-LIBOR-BBA maturing
August 2022.	10,135,800	Aug-12/2.73	434,623

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 3.625%
versus the three month USD-LIBOR-BBA maturing
August 2026.	12,330,841	Aug-16/3.625	918,031

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.17%
versus the three month USD-LIBOR-BBA maturing
August 2021.	1,979,672	Aug-16/4.17	118,925

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.19%
versus the three month USD-LIBOR-BBA maturing
July 2024.	1,343,726	Jul-14/4.19	155,337

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.20%
versus the three month USD-LIBOR-BBA maturing
August 2024.	1,612,471	Aug-14/4.20	187,090

47

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $19,503,202) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.34%
versus the three month USD-LIBOR-BBA maturing
July 2024.	$537,490	Jul-14/4.34	$67,318

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
July 2024.	1,343,726	Jul-14/4.35	169,185

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.3725%
versus the three month USD-LIBOR-BBA maturing
July 2024.	1,343,729	Jul-14/4.3725	171,514

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.39%
versus the three month USD-LIBOR-BBA maturing
June 2021.	2,958,171	Jun-16/4.39	200,812

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
August 2026.	2,174,629	Jul-16/4.67	279,749

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 2026.	2,609,555	Aug-16/4.68	337,131

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA maturing
May 2021.	6,793,157	May-16/4.745	543,765

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
August 2026.	2,174,629	Jul-16/4.80	296,626

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026.	869,852	Jul-16/4.80	118,648

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.815%
versus the three month USD-LIBOR-BBA maturing
July 2026.	2,174,629	Jul-16/4.815	298,614

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 2.28%
versus the three month USD-LIBOR-BBA maturing
December 2016.	5,287,124	Dec-11/2.28	476

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 2.73%
versus the three month USD-LIBOR-BBA August 2022.	10,135,800	Aug-12/2.73	303,770

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 3.625%
versus the three month USD-LIBOR-BBA maturing
August 2026.	12,330,841	Aug-16/3.625	892,013

48

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $19,503,202) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.17%
versus the three month USD-LIBOR-BBA maturing
August 2021.	$1,979,672	Aug-16/4.17	$57,331

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.19%
versus the three month USD-LIBOR-BBA maturing
July 2024.	1,343,726	Jul-14/4.19	43,264

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.20%
versus the three month USD-LIBOR-BBA maturing
August 2024.	1,612,471	Aug-14/4.20	51,873

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.34%
versus the three month USD-LIBOR-BBA maturing
July 2024.	537,490	Jul-14/4.34	15,734

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
July 2024.	1,343,726	Jul-14/4.35	39,086

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.3725%
versus the three month USD-LIBOR-BBA maturing
July 2024.	1,343,729	Jul-14/4.3725	38,397

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
August 2026.	2,174,629	Jul-16/4.67	93,031

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 2026.	2,609,555	Aug-16/4.68	111,167

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA maturing
May 2021.	6,793,157	May-16/4.745	143,404

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
August 2026.	2,174,629	Jul-16/4.80	87,137

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026.	869,852	Jul-16/4.80	34,803

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.815%
versus the three month USD-LIBOR-BBA maturing
July 2026.	2,174,629	Jul-16/4.815	86,311

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.89%
versus the three month USD-LIBOR-BBA maturing
June 2021.	2,958,171	Jun-16/4.89	59,412

49

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $19,503,202) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 2.225%
versus the three month USD-LIBOR-BBA maturing
December 2016.	$2,650,276	Dec-11/2.225	$111,921

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.4275% versus the
three month USD-LIBOR-BBA maturing April 2022.	3,930,000	Apr-12/2.4275	101,080

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.4475% versus the
three month USD-LIBOR-BBA maturing January 2022.	3,361,000	Jan-12/2.4475	75,118

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.5625% versus the
three month USD-LIBOR-BBA maturing October 2021.	2,472,000	Oct-16/2.5625	52,876

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.6075% versus the
three month USD-LIBOR-BBA maturing July 2022.	4,083,000	Jul-12/2.6075	148,417

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.11% versus the
three month USD-LIBOR-BBA maturing June 2021.	3,625,739	May-16/4.11	214,386

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.12% versus the
three month USD-LIBOR-BBA maturing June 2021.	3,006,194	Jun-16/4.12	178,658

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.86% versus the
three month USD-LIBOR-BBA maturing July 2026.	1,738,940	Jun-16/4.86	244,196

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 2.225%
versus the three month USD-LIBOR-BBA maturing
December 2016.	2,650,276	Dec-11/2.225	159

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.11% versus the
three month USD-LIBOR-BBA maturing June 2021.	3,625,739	May-16/5.11	66,206

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.12% versus the
three month USD-LIBOR-BBA maturing June 2021.	3,006,194	Jun-16/5.12	54,803

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.86% versus the
three month USD-LIBOR-BBA maturing July 2026.	1,738,940	Jun-16/5.86	41,912

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	3,930,000	Apr-12/2.4275	101,080

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
2.6075% versus the three month USD-LIBOR-BBA
maturing July 2022.	4,083,000	Jul-12/2.6075	148,417

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.855% versus the three month USD-LIBOR-BBA
maturing August 2022.	11,940,600	Aug-12/2.855	595,955

50

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $19,503,202) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
3.51625% versus the three month USD-LIBOR-BBA
maturing November 2041.	$7,176	Nov-11/3.51625	$793

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
4.7575% versus the three month USD-LIBOR-BBA
maturing May 2021.	4,448,392	May-16/4.7575	357,989

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 2021.	16,982,891	May-16/4.77	1,374,018

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 2.855% versus the three month USD-LIBOR-BBA
maturing August 2022.	11,940,600	Aug-12/2.855	308,665

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.01625% versus the three month USD-LIBOR-BBA
maturing November 2041.	7,176	Nov-11/4.01625	—

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.7575% versus the three month USD-LIBOR-BBA
maturing May 2021.	4,448,392	May-16/4.7575	93,385

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 2021.	16,982,891	May-16/4.77	354,603

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.4275% versus
the three month USD-LIBOR-BBA maturing April 2022.	3,930,000	Apr-12/2.4275	101,080

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.498% versus
the three month USD-LIBOR-BBA maturing April 2022.	3,930,000	Apr-12/2.498	114,520

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.7975%
versus the three month USD-LIBOR-BBA maturing
October 2021.	989,000	Oct-16/2.7975	25,338

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 3.33%
versus the three month USD-LIBOR-BBA maturing
December 2021.	7,876,393	Dec-11/3.33	689,577

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.60% versus the
three month USD-LIBOR-BBA maturing June 2021.	3,552,121	May-16/4.60	265,638

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.765% versus
the three month USD-LIBOR-BBA maturing May 2021.	6,400,199	May-16/4.765	515,888

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 3.33%
versus the three month USD-LIBOR-BBA maturing
December 2021.	7,876,393	Dec-11/3.33	4,330

51

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $19,503,202) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 4.60% versus
the three month USD-LIBOR-BBA maturing June 2021.	$3,552,121	May-16/4.60	$80,988

Option on an interest rate swap with Deutsche Bank
AG for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
May 2021.	6,400,199	May-16/4.765	134,507

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 1.26% versus the three month USD-LIBOR-BBA
maturing November 2016.	1,292,816	Nov-11/1.26	2,909

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 1.29% versus the three month USD-LIBOR-BBA
maturing December 2016.	5,616,862	Dec-11/1.29	23,422

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	3,930,000	Apr-12/2.4275	101,080

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.46325% versus the three month USD-LIBOR-BBA
maturing January 2022.	3,361,000	Jan-12/2.46325	77,471

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.498% versus the three month USD-LIBOR-BBA
maturing April 2022.	3,930,000	Apr-12/2.498	114,520

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.52% versus the three month USD-LIBOR-BBA
maturing January 2022.	762,000	Jan-12/2.52	20,589

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.60% versus the three month USD-LIBOR-BBA
maturing April 2022.	797,000	Apr-12/2.60	27,664

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.61875% versus the three month USD-LIBOR-BBA
maturing July 2022.	4,083,000	Jul-12/2.61875	150,663

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.6825% versus the three month USD-LIBOR-BBA
maturing July 2022.	579,000	Jul-12/2.6825	23,374

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing June 2021.	3,569,888	May-16/4.36	238,925

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 1.26% versus the three month USD-LIBOR-BBA
maturing November 2016.	1,292,816	Nov-11/1.26	7,641

52

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $19,503,202) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 1.29% versus the three month USD-LIBOR-BBA
maturing December 2016.	$5,616,862	Dec-11/1.29	$44,205

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 4.86% versus the three month USD-LIBOR-BBA
maturing June 2021.	3,569,888	May-16/4.86	72,447

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	3,930,000	Apr-12/2.4275	101,080

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
2.453% versus the three month USD-LIBOR-BBA
maturing January 2022.	3,361,000	Jan-12/2.453	76,093

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.04%
versus the three month USD-LIBOR-BBA maturing
September 2025.	4,829,800	Sep-15/4.04	468,375

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.29%
versus the three month USD-LIBOR-BBA maturing
July 2024.	1,337,383	Jul-14/4.29	163,458

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.36%
versus the three month USD-LIBOR-BBA maturing
July 2024.	2,517,014	Jul-14/4.36	319,175

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.375% versus the three month USD-LIBOR-BBA
maturing August 2045.	4,204,800	Aug-15/4.375	1,042,639

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
August 2045.	4,204,800	Aug-15/4.46	1,090,069

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.575% versus the three month USD-LIBOR-BBA
maturing June 2021.	2,939,389	Jun-16/4.575	217,338

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.74%
versus the three month USD-LIBOR-BBA maturing
July 2026.	2,164,363	Jul-16/4.74	287,631

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.79%
versus the three month USD-LIBOR-BBA maturing
July 2026.	4,073,428	Jul-16/4.79	553,787

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
January 2022.	9,007,500	Jan-12/4.80	1,967,058

53

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $19,503,202) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.815% versus the three month USD-LIBOR-BBA
maturing June 2026.	$1,348,204	Jun-16/4.815	$186,076

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.8675% versus the three month USD-LIBOR-BBA
maturing April 2022.	189,400	Apr-12/4.8675	41,016

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 2025.	91,380	Feb-15/5.27	16,602

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.04% versus the three month USD-LIBOR-BBA
maturing September 2025.	4,829,800	Sep-15/4.04	243,084

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.29% versus the three month USD-LIBOR-BBA
maturing July 2024.	1,337,383	Jul-14/4.29	40,092

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing July 2024.	2,517,014	Jul-14/4.36	72,241

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 2045.	4,204,800	Aug-15/4.375	304,890

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 2045.	4,204,800	Aug-15/4.46	286,936

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.575% versus the three month USD-LIBOR-BBA
maturing June 2021.	2,939,389	Jun-16/4.575	68,076

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.74% versus the three month USD-LIBOR-BBA
maturing July 2026.	2,164,363	Jul-16/4.74	88,999

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.79% versus the three month USD-LIBOR-BBA
maturing July 2026.	4,073,428	Jul-16/4.79	163,589

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.80% versus the three month USD-LIBOR-BBA
maturing January 2022.	9,007,500	Jan-12/4.80	153

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.815% versus the three month USD-LIBOR-BBA
maturing June 2026.	1,348,204	Jun-16/4.815	52,351

54

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $19,503,202) cont.

		Contract	Expiration date/
		amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.8675% versus the three month USD-LIBOR-BBA
maturing April 2022.		$189,400	Apr-12/4.8675	$32

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate of
5.27% versus the three month USD-LIBOR-BBA
maturing February 2025.		91,380	Feb-15/5.27	1,933

Option on an interest rate swap with UBS AG for the
obligation to pay a fixed rate of 0.722% versus the six
month CHF-LIBOR-BBA maturing January 2014.	CHF	2,290,000	Jan-12/0.722	30,946

Total				$24,470,522

TBA SALE COMMITMENTS OUTSTANDING at 10/31/11 (proceeds receivable $2,025,391)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3 1/2s,
November 1, 2041	$2,000,000	11/14/11	$2,033,594

Total			$2,033,594

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$7,788,000	$—	9/23/13	3 month USD-
				LIBOR-BBA	0.45%	$(14,565)

	8,259,000	—	9/26/13	3 month USD-
				LIBOR-BBA	0.5075%	(6,233)

	1,110,000	—	9/30/21	3 month USD-
				LIBOR-BBA	2.1825%	(12,041)

	8,518,000	—	10/3/13	3 month USD-
				LIBOR-BBA	0.54875%	(110)

	10,418,000	—	10/5/13	3 month USD-
				LIBOR-BBA	0.597%	9,563

	1,023,000	—	10/11/21	3 month USD-
				LIBOR-BBA	2.18%	(12,385)

	4,711,000	—	10/11/21	3 month USD-
				LIBOR-BBA	2.3%	(5,231)

	1,913,000	—	10/11/21	3 month USD-
				LIBOR-BBA	2.245%	(11,767)

	1,674,000	—	8/2/21	2.97236%	3 month USD-
					LIBOR-BBA	(111,961)

	3,598,000	—	10/14/26	3 month USD-
				LIBOR-BBA	2.74%	10,555

	4,278,000	—	8/9/13	0.553%	3 month USD-
					LIBOR-BBA	(2,853)

AUD	830,000	—	4/18/21	6.10%	6 month AUD-
					BBR-BBSW	(66,799)

55

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A. cont.
CAD	534,000	$—	9/14/21	2.4075%	3 month CAD-
					BA-CDOR	$8,081

CAD	629,000	—	10/6/21	3 month CAD-
				BA-CDOR	2.445%	(8,290)

CAD	930,000	—	10/31/21	2.64%	3 month CAD-
					BA-CDOR	(2,414)

EUR	5,000,000	—	6/14/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.711561%	132,800

GBP	251,000	—	10/11/21	2.76%	6 month GBP-
					LIBOR-BBA	(2,656)

JPY	305,000,000	—	9/21/21	0.98375%	6 month JPY-
					LIBOR-BBA	10,576

JPY	114,000,000	—	10/6/21	6 month JPY-
				LIBOR-BBA	0.98625%	(4,625)

JPY	121,000,000	—	10/13/21	0.9925%	6 month JPY-
					LIBOR-BBA	6,303

Barclays Bank PLC
	$877,000	—	9/15/20	2.032%	3 month USD-
					LIBOR-BBA	8,907

	3,183,000	—	9/15/13	0.5275%	3 month USD-
					LIBOR-BBA	825

	5,724,500	—	9/19/20	2.12%	3 month USD-
					LIBOR-BBA	18,232

	8,884,500	—	9/19/13	3 month USD-
				LIBOR-BBA	0.51%	(5,627)

	1,669,500	—	9/19/41	3 month USD-
				LIBOR-BBA	3.035%	27,801

	4,254,000	—	9/20/20	2.136%	3 month USD-
					LIBOR-BBA	8,071

	6,502,700	—	9/21/13	3 month USD-
				LIBOR-BBA	0.4925%	(6,595)

	13,983,800	—	9/22/13	0.4775%	3 month USD-
					LIBOR-BBA	18,558

	4,193,000	—	9/22/21	3 month USD-
				LIBOR-BBA	2.18%	(43,828)

	1,327,000	—	9/22/41	2.975%	3 month USD-
					LIBOR-BBA	(5,545)

	8,259,000	—	9/26/13	3 month USD-
				LIBOR-BBA	0.50625%	(6,490)

	8,857,000	—	9/27/13	3 month USD-
				LIBOR-BBA	0.5175%	(5,061)

	219,000	—	9/28/21	3 month USD-
				LIBOR-BBA	2.041%	(5,193)

	34,332,000	—	9/28/13	3 month USD-
				LIBOR-BBA	0.511043%	(24,862)

	105,412,500	19,878	6/17/13	0.64%	3 month USD-
					LIBOR-BBA	(355,802)

56

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
$2,060,000	$—	9/29/41	3 month USD-
			LIBOR-BBA	2.857%	$(41,973)

1,347,000	—	9/29/21	3 month USD-
			LIBOR-BBA	2.155%	(17,981)

12,635,000	—	9/30/13	3 month USD-
			LIBOR-BBA	0.53%	(4,438)

2,023,000	—	9/30/21	2.165%	3 month USD-
				LIBOR-BBA	25,193

5,954,000	—	9/30/16	3 month USD-
			LIBOR-BBA	1.25625%	(1,464)

691,000	—	10/3/41	2.8175%	3 month USD-
				LIBOR-BBA	19,872

11,666,000	—	10/3/13	3 month USD-
			LIBOR-BBA	0.543%	(1,487)

1,033,000	—	10/6/21	1.999%	3 month USD-
				LIBOR-BBA	29,169

13,218,000	—	6/28/13	0.628%	3 month USD-
				LIBOR-BBA	(42,470)

300,000	—	6/29/13	0.64625%	3 month USD-
				LIBOR-BBA	(1,076)

4,590,000	—	6/29/13	0.6425%	3 month USD-
				LIBOR-BBA	(16,123)

3,400,000	—	6/30/13	0.66%	3 month USD-
				LIBOR-BBA	(13,126)

641,000 E	—	4/11/22	2.265%	3 month USD-
				LIBOR-BBA	12,179

7,378,650	—	10/7/18	1.73%	3 month USD-
				LIBOR-BBA	41,860

8,415,000	—	10/7/13	3 month USD-
			LIBOR-BBA	0.636%	(14,033)

15,091,000	—	10/7/21	3 month USD-
			LIBOR-BBA	2.11%	(273,898)

636,000	—	10/7/41	2.668%	3 month USD-
				LIBOR-BBA	37,847

904,000 E	—	4/12/22	3 month USD-
			LIBOR-BBA	2.4275%	(3,960)

1,615,000	—	10/24/13	0.648%	3 month USD-
				LIBOR-BBA	(2,768)

1,618,000	—	10/24/21	2.363%	3 month USD-
				LIBOR-BBA	(5,739)

1,494,000	—	10/25/21	2.385%	3 month USD-
				LIBOR-BBA	(8,211)

4,580,000	—	10/27/13	0.64625%	3 month USD-
				LIBOR-BBA	(7,480)

26,709,000	—	7/12/13	3 month USD-
			LIBOR-BBA	0.7225%	132,706

13,051,000	—	7/13/13	0.645%	3 month USD-
				LIBOR-BBA	(44,572)

57

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
$8,702,000	$—	7/20/13	3 month USD-
			LIBOR-BBA	0.66%	$31,808

5,621,920	(86,578)	9/21/21	3 month USD-
			LIBOR-BBA	3.14%	350,175

6,663,016	(126,930)	10/21/21	3 month USD-
			LIBOR-BBA	3.17%	390,818

6,341,600	8,176	3/30/31	3 month USD-
			LIBOR-BBA	4.17%	1,308,731

8,832,000	—	7/28/13	3 month USD-
			LIBOR-BBA	0.635%	27,231

4,770,000	—	8/2/13	0.6425%	3 month USD-
				LIBOR-BBA	(12,176)

2,433,000	—	8/3/13	0.5875%	3 month USD-
				LIBOR-BBA	(3,511)

6,353,000	—	8/5/13	3 month USD-
			LIBOR-BBA	0.576%	7,498

7,650,000	—	10/28/13	0.62875%	3 month USD-
				LIBOR-BBA	(9,431)

290,000	—	10/28/21	2.329%	3 month USD-
				LIBOR-BBA	22

1,026,000	—	10/28/41	2.9525%	3 month USD-
				LIBOR-BBA	3,486

19,491,300	—	10/31/17	1.74%	3 month USD-
				LIBOR-BBA	(162,326)

16,983,600	—	10/31/16	1.44%	3 month USD-
				LIBOR-BBA	(112,569)

1,168,000	—	10/31/21	2.5575%	3 month USD-
				LIBOR-BBA	(24,549)

1,889,000	—	10/31/21	2.55%	3 month USD-
				LIBOR-BBA	(38,400)

963,000	—	10/31/41	3 month USD-
			LIBOR-BBA	3.2025%	46,184

1,612,000	—	11/1/21	2.54%	3 month USD-
				LIBOR-BBA	(30,805)

2,824,000	—	11/1/41	3 month USD-
			LIBOR-BBA	3.205%	135,326

25,750,000	—	11/2/41	3.025%	3 month USD-
				LIBOR-BBA	(289,945)

762,000	—	11/2/41	3.052%	3 month USD-
				LIBOR-BBA	(12,764)

23,413,000	—	8/17/13	3 month USD-
			LIBOR-BBA	0.45%	(34,437)

4,436,000	—	8/17/41	3 month USD-
			LIBOR-BBA	3.343%	364,488

6,334,800	6,313	8/17/16	3 month USD-
			LIBOR-BBA	1.22%	12,597

43,957,839	—	8/18/13	0.439%	3 month USD-
				LIBOR-BBA	74,723

58

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
	$76,478,549 E	$—	3/21/13	3 month USD-
				LIBOR-BBA	0.44125%	$(93,304)

	2,634,000	—	8/31/21	2.348%	3 month USD-
					LIBOR-BBA	(18,826)

	2,130,000	(12,194)	9/8/16	3 month USD-
				LIBOR-BBA	2.14%	82,414

	9,000,000	—	8/31/21	2.407%	3 month USD-
					LIBOR-BBA	(113,182)

	10,082,000	—	8/31/13	0.509%	3 month USD-
					LIBOR-BBA	4,311

	3,763,000	—	9/6/20	2.231%	3 month USD-
					LIBOR-BBA	(27,223)

	612,000	—	9/6/41	3.2375%	3 month USD-
					LIBOR-BBA	(36,115)

	5,545,000	—	9/6/13	3 month USD-
				LIBOR-BBA	0.4925%	(4,723)

	16,130,000	—	9/6/13	3 month USD-
				LIBOR-BBA	0.48875%	(14,799)

	4,353,000	—	9/8/21	3 month USD-
				LIBOR-BBA	2.17%	(44,308)

	4,353,000	—	9/8/21	3 month USD-
				LIBOR-BBA	2.18%	(40,283)

	393,000	—	9/8/21	2.186%	3 month USD-
					LIBOR-BBA	3,421

	22,852,000	—	9/8/13	3 month USD-
				LIBOR-BBA	0.52875%	(3,542)

	800,000	—	9/8/41	2.958%	3 month USD-
					LIBOR-BBA	(1,417)

	2,142,000	—	9/12/20	2.032%	3 month USD-
					LIBOR-BBA	21,339

	9,098,000	—	9/12/13	0.497%	3 month USD-
					LIBOR-BBA	7,382

	4,808,000	—	9/12/13	0.5%	3 month USD-
					LIBOR-BBA	3,641

	493,000	—	9/12/41	3.012%	3 month USD-
					LIBOR-BBA	(6,163)

	4,020,000	—	9/12/21	2.178%	3 month USD-
					LIBOR-BBA	39,409

	1,419,000	—	9/13/13	0.52%	3 month USD-
					LIBOR-BBA	520

	1,938,000	—	9/13/21	2.145%	3 month USD-
					LIBOR-BBA	24,981

	214,000	—	9/13/41	2.975%	3 month USD-
					LIBOR-BBA	(1,044)

AUD	1,680,000	—	10/13/21	5.0575%	6 month AUD-
					BBR-BBSW	6,405

AUD	2,770,000	—	3/21/16	5.57%	6 month AUD-
					BBR-BBSW	(116,341)

59

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
AUD	2,100,000	$—	3/21/21	6 month AUD-
				BBR-BBSW	5.88%	$136,897

AUD	1,230,000	—	4/21/21	6.0675%	6 month AUD-
					BBR-BBSW	(96,218)

EUR	9,160,000	—	6/15/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.67%	232,295

EUR	11,450,000	—	6/15/13	1.95%	3 month EUR-
					EURIBOR-
					REUTERS	(269,853)

EUR	1,024,000	—	9/29/21	6 month EUR-
				EURIBOR-
				REUTERS	2.532%	(3,841)

EUR	340,000	—	10/4/21	2.542%	6 month EUR-
					EURIBOR-
					REUTERS	1,008

EUR	822,000	—	10/12/21	2.675%	6 month EUR-
					EURIBOR-
					REUTERS	(10,475)

EUR	1,570,000	—	10/14/21	6 month EUR-
				EURIBOR-
				REUTERS	2.73%	30,312

GBP	1,525,000	—	9/26/21	6 month GBP-
				LIBOR-BBA	2.54%	(29,632)

GBP	361,000	—	10/3/21	2.5675%	6 month GBP-
					LIBOR-BBA	5,879

GBP	910,000	—	8/8/21	2.9785%	6 month GBP-
					LIBOR-BBA	(45,582)

GBP	412,000	—	8/15/31	3.6%	6 month GBP-
					LIBOR-BBA	(41,789)

GBP	1,380,000 E	—	2/3/31	6 month GBP-
				LIBOR-BBA	4.86%	122,816

Citibank, N.A.
	$3,000	—	9/23/13	0.459%	3 month USD-
					LIBOR-BBA	5

	572,000	—	9/23/21	3 month USD-
				LIBOR-BBA	2.136%	(8,334)

	8,766,000	—	9/30/18	3 month USD-
				LIBOR-BBA	1.73625%	(39,294)

	13,415,000	—	10/3/13	0.55625%	3 month USD-
					LIBOR-BBA	(1,769)

	10,808,000	—	10/3/20	3 month USD-
				LIBOR-BBA	2.04%	(119,570)

	9,766,750	—	10/3/21	2.159%	3 month USD-
					LIBOR-BBA	130,294

	583,000	—	10/3/41	3 month USD-
				LIBOR-BBA	2.804%	(18,370)

	363,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0625%	(6,639)

60

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.
	$904,000 E	$—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	$(3,960)

	1,671,000	—	10/17/21	3 month USD-
				LIBOR-BBA	2.37%	7,994

	3,921,000	—	10/28/13	0.62875%	3 month USD-
					LIBOR-BBA	(4,834)

	4,278,000	—	8/9/13	0.5525%	3 month USD-
					LIBOR-BBA	(2,886)

	14,935,900	(31,019)	8/25/20	2.1%	3 month USD-
					LIBOR-BBA	8,844

	17,590,500	45,087	8/25/21	3 month USD-
				LIBOR-BBA	2.24%	191

SEK	3,459,000	—	10/3/21	2.555%	3 month SEK-
					STIBOR-SIDE	2,977

SEK	3,511,000	—	10/4/21	2.5%	3 month SEK-
					STIBOR-SIDE	5,608

SEK	10,684,000	—	7/8/16	3.275%	3 month SEK-
					STIBOR-SIDE	(83,376)

SEK	11,495,000	—	7/11/16	3.2825%	3 month SEK-
					STIBOR-SIDE	(89,985)

Credit Suisse International
	$813,000	—	9/16/21	3 month USD-
				LIBOR-BBA	2.20375%	(6,318)

	23,026,000	—	9/20/13	0.52125%	3 month USD-
					LIBOR-BBA	9,814

	8,688,100	—	9/21/13	0.5%	3 month USD-
					LIBOR-BBA	7,523

	650,000	—	9/22/21	2.15125%	3 month USD-
					LIBOR-BBA	8,504

	4,654,000	—	9/29/13	3 month USD-
				LIBOR-BBA	0.52375%	(2,230)

	15,131,200	—	10/3/20	3 month USD-
				LIBOR-BBA	2.055%	(148,459)

	13,673,450	—	10/3/21	2.172%	3 month USD-
					LIBOR-BBA	166,138

	20,657,300	47,354	3/14/41	4.36%	3 month USD-
					LIBOR-BBA	(5,844,211)

	14,800,000 E	—	3/21/13	1.15625%	3 month USD-
					LIBOR-BBA	(87,024)

	6,084,000	—	10/11/13	3 month USD-
				LIBOR-BBA	0.65375%	12,016

	904,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	(3,960)

	9,828,000	—	10/11/13	3 month USD-
				LIBOR-BBA	0.68%	24,468

	633,000	—	10/17/21	3 month USD-
				LIBOR-BBA	2.37%	3,028

61

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
	$64,439,200	$(13,184)	2/24/15	2.04%	3 month USD-
					LIBOR-BBA	$(2,831,850)

	5,935,000	—	10/31/13	3 month USD-
				LIBOR-BBA	0.65%	9,960

	18,932,000	—	11/1/13	3 month USD-
				LIBOR-BBA	0.63%	24,233

	2,313,000	—	11/2/13	0.5825%	3 month USD-
					LIBOR-BBA	(740)

	5,774,000	—	11/2/13	0.56%	3 month USD-
					LIBOR-BBA	751

	5,098,000	—	8/8/13	3 month USD-
				LIBOR-BBA	0.57375%	5,642

	4,278,000	—	8/9/13	0.5525%	3 month USD-
					LIBOR-BBA	(2,886)

	334,000	—	8/18/41	3 month USD-
				LIBOR-BBA	3.3688%	29,175

	1,651,000	—	8/18/13	0.4385%	3 month USD-
					LIBOR-BBA	2,825

	389,000	—	8/24/41	3.0775%	3 month USD-
					LIBOR-BBA	(10,618)

	149,000	—	8/26/21	2.362%	3 month USD-
					LIBOR-BBA	(1,277)

	11,911,700	—	8/31/13	3 month USD-
				LIBOR-BBA	0.493%	(8,984)

	7,000,000	—	8/31/21	2.407%	3 month USD-
					LIBOR-BBA	(88,030)

	4,353,000	—	9/8/21	3 month USD-
				LIBOR-BBA	2.17%	(44,308)

	1,533,000	—	9/14/41	2.944%	3 month USD-
					LIBOR-BBA	2,366

	1,044,000	—	9/14/13	3 month USD-
				LIBOR-BBA	0.53875%	(14)

	84,817,400	6,048	5/27/13	0.72%	3 month USD-
					LIBOR-BBA	(447,874)

CHF	2,096,000	—	9/28/21	6 month CHF-
				LIBOR-BBA	1.405%	(16,036)

CHF	574,000	—	10/5/21	6 month CHF-
				LIBOR-BBA	1.44%	(2,146)

CHF	330,000	—	10/7/21	1.465%	6 month CHF-
					LIBOR-BBA	349

CHF	447,000	—	10/10/21	1.45%	6 month CHF-
					LIBOR-BBA	1,329

CHF	530,000	—	10/14/21	1.535%	6 month CHF-
					LIBOR-BBA	(2,940)

GBP	740,000	—	10/12/21	6 month GBP-
				LIBOR-BBA	2.7875%	10,681

GBP	910,000	—	8/15/21	6 month GBP-
				LIBOR-BBA	2.91%	35,747

62

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG
$1,113,000	$—	9/14/21	2.145%	3 month USD-
				LIBOR-BBA	$14,443

1,351,000	—	9/14/41	3 month USD-
			LIBOR-BBA	2.95%	(426)

3,842,000	—	9/19/14	3 month USD-
			LIBOR-BBA	0.6625%	(2,065)

7,656,000	—	9/27/18	3 month USD-
			LIBOR-BBA	1.515%	(146,608)

8,857,000	—	9/27/13	3 month USD-
			LIBOR-BBA	0.5175%	(5,061)

60,000	—	9/29/21	2.165%	3 month USD-
				LIBOR-BBA	746

1,110,000	—	9/30/21	3 month USD-
			LIBOR-BBA	2.1875%	(11,537)

17,292,800	—	10/3/20	3 month USD-
			LIBOR-BBA	2.034%	(200,039)

15,626,800	—	10/3/21	2.153%	3 month USD-
				LIBOR-BBA	217,137

1,419,000	—	10/4/13	3 month USD-
			LIBOR-BBA	0.56125%	312

883,000	—	10/4/14	3 month USD-
			LIBOR-BBA	0.7175%	563

32,794,560	—	10/7/14	3 month USD-
			LIBOR-BBA	0.792%	92,304

26,854,050	—	10/7/16	1.3045%	3 month USD-
				LIBOR-BBA	(43,323)

11,669,760	—	10/7/17	3 month USD-
			LIBOR-BBA	1.532%	(24,215)

184,000 E	—	10/7/21	3 month USD-
			LIBOR-BBA	3.0475%	(3,485)

21,863,040	—	10/7/14	3 month USD-
			LIBOR-BBA	0.787%	58,271

17,902,700	—	10/7/16	1.30125%	3 month USD-
				LIBOR-BBA	(25,979)

7,779,840	—	10/7/17	3 month USD-
			LIBOR-BBA	1.529%	(17,560)

7,898,250	—	10/7/16	1.303%	3 month USD-
				LIBOR-BBA	(12,102)

9,018,350	—	10/7/18	1.7265%	3 month USD-
				LIBOR-BBA	53,257

904,000 E	—	4/12/22	3 month USD-
			LIBOR-BBA	2.4275%	(3,960)

734,000 E	—	4/13/22	3 month USD-
			LIBOR-BBA	2.498%	1,409

1,354,000	—	10/14/41	2.94375%	3 month USD-
				LIBOR-BBA	5,240

7,608,000	—	10/31/13	3 month USD-
			LIBOR-BBA	0.6505%	12,843

63

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
	$787,000	$—	11/1/41	3 month USD-
				LIBOR-BBA	3.21%	$38,516

	20,978,200	11,196	7/18/14	3 month USD-
				LIBOR-BBA	0.96%	235,228

	18,348,000	—	7/27/13	0.6325%	3 month USD-
					LIBOR-BBA	(55,831)

	4,278,000	—	8/9/13	0.5525%	3 month USD-
					LIBOR-BBA	(2,886)

	2,381,000	—	11/2/21	2.365%	3 month USD-
					LIBOR-BBA	(7,191)

	3,507,900	—	8/24/16	1.23%	3 month USD-
					LIBOR-BBA	(3,466)

	5,886,600	—	8/24/21	2.271%	3 month USD-
					LIBOR-BBA	(2,328)

	3,780,300	—	8/24/41	3 month USD-
				LIBOR-BBA	3.081%	105,897

	25,038,900	—	8/30/13	3 month USD-
				LIBOR-BBA	0.5075%	(11,829)

	12,690,200	—	8/30/21	2.4075%	3 month USD-
					LIBOR-BBA	(157,032)

	5,377,400	—	8/30/41	3 month USD-
				LIBOR-BBA	3.2425%	326,440

	7,755,500	—	8/31/13	3 month USD-
				LIBOR-BBA	0.4925%	(5,856)

	7,000,000	—	8/31/21	2.407%	3 month USD-
					LIBOR-BBA	(88,030)

	1,042,200	—	9/12/13	3 month USD-
				LIBOR-BBA	0.5%	(789)

	3,967,300	—	9/12/21	3 month USD-
				LIBOR-BBA	2.2125%	(26,328)

	2,030,800	—	9/12/41	3.065%	3 month USD-
					LIBOR-BBA	(47,366)

	425,000	—	9/14/16	1.175%	3 month USD-
					LIBOR-BBA	1,340

	3,229,328	(103,339)	8/25/41	3 month USD-
				LIBOR-BBA	4.09%	652,807

EUR	3,420,000	—	12/23/20	3.325%	6 month EUR-
					EURIBOR-
					REUTERS	(421,533)

KRW	1,079,000,000	—	8/16/16	3 month KRW-
				CD-KSDA-
				BLOOMBERG	3.42%	(5,333)

KRW	1,077,000,000	—	5/9/16	4.115%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(24,763)

KRW	1,077,000,000	—	4/22/16	4.135%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(24,324)

64

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
KRW	1,068,000,000	$—	4/29/16	4.14%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	$(24,311)

Goldman Sachs International
$5,724,500		—	9/19/20	2.13375%	3 month USD-
					LIBOR-BBA	11,672

8,884,500		—	9/19/13	3 month USD-
				LIBOR-BBA	0.515%	(4,775)

1,669,500		—	9/19/41	3 month USD-
				LIBOR-BBA	3.05%	32,906

247,000		—	9/20/41	3.065%	3 month USD-
					LIBOR-BBA	(5,604)

6,344,900		—	9/21/13	0.5%	3 month USD-
					LIBOR-BBA	5,494

875,000		—	9/21/21	3 month USD-
				LIBOR-BBA	2.188%	(8,426)

10,148,200		—	9/22/13	0.478%	3 month USD-
					LIBOR-BBA	13,361

6,797,000		—	9/23/13	3 month USD-
				LIBOR-BBA	0.4525%	(12,422)

6,654,000		—	9/26/13	3 month USD-
				LIBOR-BBA	0.50625%	(5,229)

5,658,000		—	9/26/21	3 month USD-
				LIBOR-BBA	1.93875%	(186,449)

9,780,394		(355,517)	9/29/41	3 month USD-
				LIBOR-BBA	3.99%	1,704,056

2,350,000		—	9/28/41	2.69625%	3 month USD-
					LIBOR-BBA	124,764

9,882,000		—	9/28/13	3 month USD-
				LIBOR-BBA	0.5125%	(6,945)

100,000		—	9/29/41	3 month USD-
				LIBOR-BBA	2.87%	(1,772)

1,251,000		—	9/29/21	3 month USD-
				LIBOR-BBA	2.15125%	(17,117)

1,441,000		—	10/3/13	3 month USD-
				LIBOR-BBA	0.558%	251

15,968,000		—	10/7/14	3 month USD-
				LIBOR-BBA	0.7775%	38,067

2,319,000		—	10/11/21	3 month USD-
				LIBOR-BBA	2.16%	(32,323)

904,000 E		—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	(3,959)

42,961,600		(18,263)	7/20/16	3 month USD-
				LIBOR-BBA	1.79%	1,332,259

734,000 E		—	4/13/22	3 month USD-
				LIBOR-BBA	2.498%	1,409

1,697,000		—	10/14/21	3 month USD-
				LIBOR-BBA	2.3745%	9,301

65

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
$891,000	$—	10/17/21	2.365%	3 month USD-
				LIBOR-BBA	$(3,851)

4,565,000	—	10/17/13	3 month USD-
			LIBOR-BBA	0.65375%	8,702

3,181,000	—	10/18/13	3 month USD-
			LIBOR-BBA	0.65875%	6,558

4,210,000	—	10/18/21	2.40125%	3 month USD-
				LIBOR-BBA	(34,954)

7,115,000	—	10/21/13	3 month USD-
			LIBOR-BBA	0.632%	10,173

408,000	—	10/21/21	3 month USD-
			LIBOR-BBA	2.36%	1,448

53,000	—	10/21/41	3 month USD-
			LIBOR-BBA	2.94125%	(260)

2,022,000	—	7/21/13	3 month USD-
			LIBOR-BBA	0.665%	7,565

4,743,000	—	7/25/13	3 month USD-
			LIBOR-BBA	0.65625%	16,736

13,318,000	—	7/25/13	0.65625%	3 month USD-
				LIBOR-BBA	(46,995)

16,443,900 E	—	3/19/13	1.09375%	3 month USD-
				LIBOR-BBA	(86,495)

14,206,000	—	7/26/13	3 month USD-
			LIBOR-BBA	0.63%	42,653

8,126,000	—	7/28/13	3 month USD-
			LIBOR-BBA	0.61875%	22,438

3,389,900	—	10/25/21	2.39625%	3 month USD-
				LIBOR-BBA	(22,163)

2,234,000	—	10/26/13	0.64875%	3 month USD-
				LIBOR-BBA	(3,798)

1,792,000	—	10/26/21	3 month USD-
			LIBOR-BBA	2.3825%	9,284

2,048,000	—	10/26/41	3 month USD-
			LIBOR-BBA	3.005%	15,723

189,000	—	10/26/21	3 month USD-
			LIBOR-BBA	2.415%	1,541

721,000	—	10/26/41	3 month USD-
			LIBOR-BBA	3.0375%	10,297

137,000	—	10/27/21	3 month USD-
			LIBOR-BBA	2.435%	1,357

452,000	—	10/31/41	3.10275%	3 month USD-
				LIBOR-BBA	(12,501)

6,843,000	—	8/4/13	3 month USD-
			LIBOR-BBA	.58875%	9,916

1,030,000	—	8/18/21	2.3425%	3 month USD-
				LIBOR-BBA	(7,725)

3,150,000	—	8/24/16	1.235%	3 month USD-
				LIBOR-BBA	(3,897)

66

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
	$2,390,000	$—	8/24/21	3 month USD-
				LIBOR-BBA	2.2625%	$(933)

	100,000	—	8/24/41	3.075%	3 month USD-
					LIBOR-BBA	(2,678)

	4,146,000	—	8/30/13	3 month USD-
				LIBOR-BBA	0.48375%	(3,947)

	7,000,000	—	8/31/21	2.407%	3 month USD-
					LIBOR-BBA	(88,030)

	5,683,000	—	9/1/20	2.225%	3 month USD-
					LIBOR-BBA	(41,012)

	585,000	—	9/1/13	3 month USD-
				LIBOR-BBA	0.4975%	(417)

	182,000	—	9/1/41	3 month USD-
				LIBOR-BBA	3.195%	9,232

	869,000	—	9/6/21	2.2575%	3 month USD-
					LIBOR-BBA	1,734

	3,628,000	—	9/13/13	0.52125%	3 month USD-
					LIBOR-BBA	1,215

	1,610,000	—	9/13/41	3.023%	3 month USD-
					LIBOR-BBA	(23,620)

	1,443,000	—	9/13/21	3 month USD-
				LIBOR-BBA	2.16625%	(15,789)

EUR	3,960,000	—	6/21/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.632%	115,820

EUR	1,500,000	—	9/29/21	6 month EUR-
				EURIBOR-
				REUTERS	2.54%	(4,159)

EUR	3,400,000	—	9/29/21	6 month EUR-
				EURIBOR-
				REUTERS	2.54%	(9,427)

EUR	330,000	—	10/6/21	2.439%	6 month EUR-
					EURIBOR-
					REUTERS	5,223

EUR	6,670,000	—	5/26/13	2.224%	6 month EUR-
					EURIBOR-
					REUTERS	(123,580)

GBP	781,000 E	—	9/22/31	6 month GBP-
				LIBOR-BBA	4.06%	6,819

GBP	412,000	—	9/23/31	6 month GBP-
				LIBOR-BBA	3.1175%	(8,747)

GBP	741,000 E	—	9/23/31	3.99%	6 month GBP-
					LIBOR-BBA	(1,287)

GBP	287,000	—	10/6/21	2.525%	6 month GBP-
					LIBOR-BBA	6,958

GBP	710,000 E	—	8/9/31	4.605%	6 month GBP-
					LIBOR-BBA	(44,865)

67

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
GBP	710,000 E	$—	8/10/31	4.5175%	6 month GBP-
					LIBOR-BBA	$(38,609)

KRW	2,056,000,000	—	9/19/16	3.395%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	12,289

KRW	2,991,000,000	—	7/11/16	4.035%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(58,866)

KRW	1,032,000,000	—	4/21/16	4.12%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(22,757)

KRW	2,394,020,000	—	8/2/16	3 month KRW-
				CD-KSDA-
				BLOOMBERG	3.845%	30,516

SEK	2,610,000	—	9/9/21	2.65%	3 month SEK-
					STIBOR-SIDE	(1,146)

JPMorgan Chase Bank, N.A.
	$2,475,300	—	3/9/26	3 month USD-
				LIBOR-BBA	4.07%	431,180

	29,700,000 E	—	3/21/13	1.1685%	3 month USD-
					LIBOR-BBA	(178,200)

	14,800,000 E	—	3/22/13	1.185%	3 month USD-
					LIBOR-BBA	(91,316)

	8,857,000	—	9/27/13	3 month USD-
				LIBOR-BBA	0.5175%	(5,061)

	17,300,000	—	7/11/13	0.715%	3 month USD-
					LIBOR-BBA	(83,500)

	3,298,000	—	7/19/21	3.074%	3 month USD-
					LIBOR-BBA	(257,650)

	2,598,000	—	9/29/21	3 month USD-
				LIBOR-BBA	2.18%	(28,726)

	1,100,000	—	9/30/21	3 month USD-
				LIBOR-BBA	2.203%	(9,868)

	2,071,000	—	10/3/21	3 month USD-
				LIBOR-BBA	2.184%	(22,887)

	933,000	—	10/4/41	2.75%	3 month USD-
					LIBOR-BBA	39,726

	4,121,000	—	10/4/13	3 month USD-
				LIBOR-BBA	0.58%	2,447

	1,787,000	—	10/7/21	2.068%	3 month USD-
					LIBOR-BBA	39,310

	973,000	—	10/11/21	2.2395%	3 month USD-
					LIBOR-BBA	6,474

	904,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	(3,960)

	3,910,000	—	10/14/13	3 month USD-
				LIBOR-BBA	0.677%	9,342

68

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
	$1,038,000	$—	10/17/21	3 month USD-
				LIBOR-BBA	2.37%	$4,966

	4,256,200	—	10/19/21	3 month USD-
				LIBOR-BBA	2.387%	26,385

	10,785,000	—	10/28/13	3 month USD-
				LIBOR-BBA	0.65%	17,826

	442,000	—	10/28/21	3 month USD-
				LIBOR-BBA	2.396%	2,675

	1,143,000	—	10/28/21	3 month USD-
				LIBOR-BBA	2.351%	2,209

	452,000	—	10/31/41	3.235%	3 month USD-
					LIBOR-BBA	(24,669)

	2,253,400	—	11/1/21	2.445%	3 month USD-
					LIBOR-BBA	(23,458)

	27,272,000	—	11/2/13	0.5925%	3 month USD-
					LIBOR-BBA	(14,181)

	8,587,000	—	8/19/13	0.4475%	3 month USD-
					LIBOR-BBA	13,166

	1,574,000	—	8/19/41	3.299%	3 month USD-
					LIBOR-BBA	(114,902)

	1,452,000	—	8/23/41	3.088%	3 month USD-
					LIBOR-BBA	(42,883)

	16,732,000	—	8/23/13	3 month USD-
				LIBOR-BBA	0.485%	(13,939)

	861,000	—	8/30/21	3 month USD-
				LIBOR-BBA	2.4225%	11,838

	6,204,400	—	8/31/13	3 month USD-
				LIBOR-BBA	0.5%	(3,801)

	440,000	—	9/2/13	0.486%	3 month USD-
					LIBOR-BBA	418

	345,000	—	9/2/41	3.187%	3 month USD-
					LIBOR-BBA	(16,908)

	4,747,000	—	9/2/21	3 month USD-
				LIBOR-BBA	2.35%	32,593

	8,238,000	—	9/14/21	3 month USD-
				LIBOR-BBA	2.124%	(122,781)

	2,715,000	—	9/14/13	0.535%	3 month USD-
					LIBOR-BBA	241

	9,550,000	—	9/14/21	2.1575%	3 month USD-
					LIBOR-BBA	112,981

	1,105,000	—	9/15/41	2.984%	3 month USD-
					LIBOR-BBA	(7,226)

	2,483,000	—	9/19/21	3 month USD-
				LIBOR-BBA	2.266%	(5,822)

	2,258,000	—	9/19/16	3 month USD-
				LIBOR-BBA	1.231%	(1,721)

CAD	1,930,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	33,038

69

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
CAD	3,230,000	$—	9/21/21	3 month CAD-
				BA-CDOR	2.3911%	$(55,292)

CAD	590,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	10,099

CAD	810,000	—	9/27/21	3 month CAD-
				BA-CDOR	2.415%	(12,426)

CAD	882,000	—	10/7/21	3 month CAD-
				BA-CDOR	2.5125%	(6,397)

CAD	940,000	—	10/14/21	3 month CAD-
				BA-CDOR	2.6575%	5,037

EUR	9,160,000	—	6/13/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.74%	250,602

EUR	9,160,000	—	6/13/13	1.9865%	3 month EUR-
					EURIBOR-
					REUTERS	(224,529)

GBP	385,000	—	10/14/21	2.812%	6 month GBP-
					LIBOR-BBA	(6,818)

JPY	92,000,000	—	2/22/21	1.36375%	6 month JPY-
					LIBOR-BBA	(47,884)

JPY	193,710,000	—	5/25/15	0.674375%	6 month JPY-
					LIBOR-BBA	(28,561)

JPY	193,170,000	—	9/16/15	6 month JPY-
				LIBOR-BBA	0.59125%	18,443

JPY	8,800,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	3,090

JPY	11,800,000 E	—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	(1,304)

JPY	114,000,000	—	9/12/21	1.02375%	6 month JPY-
					LIBOR-BBA	(2,547)

UBS, AG
AUD	1,793,000	—	9/27/21	6 month AUD-
				BBR-BBSW	4.79%	(45,161)

AUD	1,602,000	—	9/27/16	4.46%	6 month AUD-
					BBR-BBSW	15,031

CHF	9,043,000	—	5/23/13	0.7625%	6 month CHF-
					LIBOR-BBA	(130,732)

Total						$(5,859,138)

E See Note 1 to the financial statements regarding extended effective dates.

70

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/11

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
$2,526,221	$(7,105)	1/12/40	5.00% (1 month	Synthetic TRS	$4,895
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

Barclays Bank PLC
2,195,575	—	1/12/40	4.50% (1 month	Synthetic MBX	13,478
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

5,262,007	—	1/12/38	(6.50%) 1 month	Synthetic TRS	47,853
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

4,910,277	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(14,562)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

3,209,778	—	1/12/40	5.00% (1 month	Synthetic MBX	22,548
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

2,416,408	—	1/12/41	5.00% (1 month	Synthetic MBX	15,084
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

13,434,808	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(39,843)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

8,327,445	—	1/12/41	5.00% (1 month	Synthetic MBX	51,982
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,704,697	—	1/12/41	5.00% (1 month	Synthetic MBX	10,641
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

10,986,351	—	1/12/208	(6.50%) 1 month	Synthetic MBX	(32,582)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

7,954,116	—	1/12/41	5.00% (1 month	Synthetic MBX	49,651
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

3,293,550	—	1/12/40	4.00% (1 month	Synthetic MBX	16,268
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

71

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$384,709	$—	1/12/40	4.00% (1 month	Synthetic TRS	$1,706
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

800,000	—	4/7/16	(2.63%)	USA Non Revised	(14,430)
				Consumer Price
				Index-Urban
				(CPI-U)

2,526,221	48,550	1/12/40	(5.00%) 1 month	Synthetic TRS	36,899
			USD-LIBOR	Index 5.00%
				30 year Fannie Mae
				pools

752,650	—	1/12/38	(6.50%) 1 month	Synthetic TRS	6,845
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

2,454,144	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(7,278)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

3,359,908	—	1/12/40	4.00% (1 month	Synthetic MBX	16,596
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

2,275,662	—	1/12/40	4.50% (1 month	Synthetic MBX	13,970
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

5,827,507	—	1/12/41	5.00% (1 month	Synthetic MBX	36,377
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

443,895	—	1/12/41	4.50% (1 month	Synthetic MBX	3,002
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

185,597	—	1/12/40	5.00% (1 month	Synthetic MBX	1,304
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

600,914	—	1/12/40	5.00% (1 month	Synthetic MBX	4,221
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

435,628	—	1/12/40	5.00% (1 month	Synthetic MBX	3,060
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

72

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$4,508,073	$—	1/12/41	5.00% (1 month	Synthetic TRS	$13,884
			USD-LIBOR)	Index 5.00%
				30 year Ginnie Mae II
				pools

Citibank, N.A.
605,167	—	1/12/41	5.00% (1 month	Synthetic MBX	3,778
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

7,540,843	—	1/12/40	5.00% (1 month	Synthetic TRS	50,367
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

Credit Suisse International
869,105	—	1/12/40	5.00% (1 month	Synthetic TRS	5,805
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

2,274,725	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(6,746)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

Deutsche Bank AG
2,189,541	—	1/12/39	(6.00%) 1 month	Synthetic TRS	18,429
			USD-LIBOR	Index 6.00%
				30 year Fannie Mae
				pools

2,274,725	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(6,746)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

Goldman Sachs International
460,000	—	3/1/16	2.47%	USA Non Revised	3,712
				Consumer Price
				Index-Urban
				(CPI-U)

345,000	—	3/3/16	2.45%	USA Non Revised	2,439
				Consumer Price
				Index-Urban
				(CPI-U)

5,403,890	—	1/12/41	5.00% (1 month	Synthetic MBX	33,732
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

5,245,231	—	1/12/38	(6.50%) 1 month	Synthetic TRS	47,700
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

73

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
EUR	2,294,000	$—	10/18/13	(1.7775%)	Eurostat Eurozone	$(5,745)
					HICP excluding
					tobacco

Total						$408,294

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/11

		Upfront			Fixed payments
		premium		Termi-	received
Swap counterparty /		received	Notional	nation	(paid) by fund	Unrealized
Referenced debt*	Rating***	(paid)**	amount	date	per annum	appreciation

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	$(1,514)	$170,000	12/20/19	(100 bp)	$23,097

Deutsche Bank AG
France, Gov’t of,
4.25%, 04/25/2019	—	1,870	2,000,000	6/20/15	(100 bp)	36,283

Total						$59,380

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index.

74

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$19,672,555	$—

Corporate bonds and notes	—	32,238,998	—

Foreign government bonds and notes	—	2,369,265	—

Mortgage-backed securities	—	103,990,607	582,141

Purchased options outstanding	—	11,299,980	—

U.S. Government Agency Obligations	—	705,234	—

U.S. Government and Agency Mortgage Obligations	—	62,448,956	—

U.S. Treasury Obligations	—	58,756	—

Short-term investments	4,289,742	249,806,907	—

Totals by level	$4,289,742	$482,591,258	$582,141

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(15,222)	$—

Futures contracts	769,049	—	—

Written options	—	(24,470,522)	—

TBA sale commitments	—	(2,033,594)	—

Interest rate swap contracts	—	(5,256,166)	—

Total return swap contracts	—	366,849	—

Credit default contracts	—	59,024	—

Totals by level	$769,049	$(31,349,631)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

75

Statement of assets and liabilities 10/31/11

ASSETS

Investment in securities, at value, including of securities on loan (Note 1):
Unaffiliated issuers (identified cost $481,843,592)	$483,173,399
Affiliated issuers (identified cost $4,289,742) (Notes 1 and 6)	4,289,742

Cash	438,271

Foreign currency (cost $1,169) (Note 1)	1,152

Interest and other receivables	208,352

Receivable for shares of the fund sold	1,202,675

Receivable for investments sold	10,587,631

Unrealized appreciation on swap contracts (Note 1)	11,674,890

Unrealized appreciation on forward currency contracts (Note 1)	85,691

Receivable from Manager (Note 2)	37,710

Premium paid on swap contracts (Note 1)	755,643

Total assets	512,455,156

LIABILITIES

Payable for variation margin (Note 1)	15,783

Payable for investments purchased	6,401,698

Payable for purchases of delayed delivery securities (Note 1)	57,498,912

Payable for shares of the fund repurchased	4,117,747

Payable for investor servicing fees (Note 2)	47,232

Payable for custodian fees (Note 2)	17,711

Payable for Trustee compensation and expenses (Note 2)	7,956

Payable for administrative services (Note 2)	1,266

Payable for distribution fees (Note 2)	329,657

Unrealized depreciation on forward currency contracts (Note 1)	100,913

Interest payable for short sales (Note 1)	2,528

Written options outstanding, at value (premiums received $19,503,202) (Notes 1 and 3)	24,470,522

Premium received on swap contracts (Note 1)	194,472

Unrealized depreciation on swap contracts (Note 1)	17,066,354

TBA sale commitments, at value (proceeds receivable $2,025,391) (Note 1)	2,033,594

Total liabilities	112,306,345

Net assets	$400,148,811

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$407,105,249

Undistributed net investment income (Note 1)	4,093,378

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(2,774,749)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(8,275,067)

Total — Representing net assets applicable to capital shares outstanding	$400,148,811

(Continued on next page)

76

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($249,745,533 divided by 24,599,222 shares)	$10.15

Offering price per class A share (100/99.00 of $10.15)*	$10.25

Net asset value and offering price per class B share ($3,070,230 divided by 303,638 shares)**	$10.11

Net asset value and offering price per class C share ($62,600,454 divided by 6,240,305 shares)**	$10.03

Net asset value and redemption price per class M share ($3,576,454 divided by 352,994 shares)	$10.13

Offering price per class M share (100/99.25 of $10.13)*	$10.21

Net asset value, offering price and redemption price per class R share
($316,591 divided by 31,380 shares)	$10.09

Net asset value, offering price and redemption price per class Y share
($80,839,549 divided by 7,925,532 shares)	$10.20

* On single retail sales of less than $500,000. On sales of $500,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

77

Statement of operations Year ended 10/31/11

INVESTMENT INCOME

Interest (including interest income of $25,651 from investments in affiliated issuers) (Note 6)	$11,147,896

Total investment income	11,147,896

EXPENSES

Compensation of Manager (Note 2)	1,879,268

Investor servicing fees (Note 2)	515,459

Custodian fees (Note 2)	59,420

Trustee compensation and expenses (Note 2)	21,906

Administrative services (Note 2)	10,220

Distribution fees — Class A (Note 2)	561,874

Distribution fees — Class B (Note 2)	13,296

Distribution fees — Class C (Note 2)	664,446

Distribution fees — Class M (Note 2)	9,748

Distribution fees — Class R (Note 2)	1,810

Other	201,640

Fees waived and reimbursed by Manager (Note 2)	(1,112,119)

Total expenses	2,826,968

Expense reduction (Note 2)	(949)

Net expenses	2,826,019

Net investment income	8,321,877

Net realized gain on investments (Notes 1 and 3)	3,241,878

Net realized loss on swap contracts (Note 1)	(7,734,233)

Net realized loss on futures contracts (Note 1)	(2,262,405)

Net realized loss on foreign currency transactions (Note 1)	(10,416)

Net realized gain on written options (Notes 1 and 3)	958,510

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(4,283)

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	(7,387,094)

Net loss on investments	(13,198,043)

Net decrease in net assets resulting from operations	$(4,876,166)

The accompanying notes are an integral part of these financial statements.

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Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 10/31/11	Year ended 10/31/10

Operations:
Net investment income	$8,321,877	$4,646,098

Net realized gain (loss) on investments
and foreign currency transactions	(5,806,666)	366,399

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(7,391,377)	(1,894,436)

Net increase (decrease) in net assets resulting from operations	(4,876,166)	3,118,061

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(2,216,226)	(218,894)

Class B	(25,047)	—

Class C	(379,540)	(25,277)

Class M	(36,496)	(3,043)

Class R	(3,804)	(245)

Class Y	(974,559)	(263,834)

Net realized short-term gain on investments

Class A	(88,648)	—

Class B	(1,376)	—

Class C	(33,293)	—

Class M	(1,484)	—

Class R	(167)	—

Class Y	(33,839)	—

From net realized long-term gain on investments
Class A	(1,418,361)	(6,638)

Class B	(22,019)	(198)

Class C	(532,687)	(2,808)

Class M	(23,737)	(98)

Class R	(2,670)	(8)

Class Y	(541,421)	(6,136)

Redemption fees (Note 1)	—	3,600

Increase from capital share transactions (Note 4)	94,869,839	179,115,781

Total increase in net assets	83,658,299	181,710,263

NET ASSETS

Beginning of year	316,490,512	134,780,249

End of year (including undistributed net investment income of
$4,093,378 and $2,110,111, respectively)	$400,148,811	$316,490,512

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
October 31, 2011	$10.44	.23	(.30)	(.07)	(.13)	(.09)	(.22)	—	$10.15	(.79)	$249,746	.67 [d]	2.27 [d]	186 [f]
October 31, 2010	10.32	.20	(.05)	.15	(.03)	— [e]	(.03)	— [e]	10.44	1.50	169,380	1.01	1.92	199 [f]
October 31, 2009 †	10.00	.16	.16	.32	— [e]	—	— [e]	— [e]	10.32	3.22*	57,719	1.03 *[d]	1.51 *[d]	44 *

Class B
October 31, 2011	$10.39	.22	(.32)	(.10)	(.09)	(.09)	(.18)	—	$10.11	(1.03)	$3,070	.87 [d]	2.10 [d]	186 [f]
October 31, 2010	10.27	.16	(.04)	.12	—	— [e]	— [e]	— [e]	10.39	1.18	3,070	1.35	1.58	199 [f]
October 31, 2009 †	10.00	.11	.16	.27	— [e]	—	— [e]	— [e]	10.27	2.71*	1,931	1.54 *[d]	1.03 *[d]	44 *

Class C
October 31, 2011	$10.33	.16	(.31)	(.15)	(.06)	(.09)	(.15)	—	$10.03	(1.56)	$62,600	1.42 [d]	1.58 [d]	186 [f]
October 31, 2010	10.26	.12	(.04)	.08	(.01)	— [e]	(.01)	— [e]	10.33	.78	68,078	1.76	1.17	199 [f]
October 31, 2009 †	10.00	.11	.15	.26	— [e]	—	— [e]	— [e]	10.26	2.61*	20,426	1.67 *[d]	1.04 *[d]	44 *

Class M
October 31, 2011	$10.42	.23	(.31)	(.08)	(.12)	(.09)	(.21)	—	$10.13	(.81)	$3,576	.72 [d]	2.22 [d]	186 [f]
October 31, 2010	10.31	.19	(.05)	.14	(.03)	— [e]	(.03)	— [e]	10.42	1.38	2,691	1.08	1.87	199 [f]
October 31, 2009 †	10.00	.15	.16	.31	— [e]	—	— [e]	— [e]	10.31	3.12*	850	1.16 *[d]	1.47 *[d]	44 *

Class R
October 31, 2011	$10.39	.21	(.31)	(.10)	(.11)	(.09)	(.20)	—	$10.09	(1.00)	$317	.92 [d]	2.06 [d]	186 [f]
October 31, 2010	10.30	.18	(.06)	.12	(.03)	— [e]	(.03)	— [e]	10.39	1.20	302	1.26	1.71	199 [f]
October 31, 2009 †	10.00	.11	.19	.30	— [e]	—	— [e]	— [e]	10.30	3.02*	14	1.24 *[d]	1.10 *[d]	44 *

Class Y
October 31, 2011	$10.48	.26	(.31)	(.05)	(.14)	(.09)	(.23)	—	$10.20	(0.51)	$80,840	.42 [d]	2.55 [d]	186 [f]
October 31, 2010	10.34	.23	(.05)	.18	(.04)	— [e]	(.04)	— [e]	10.48	1.78	72,970.76		2.17	199 [f]
October 31, 2009 †	10.00	.20	.14	.34	— [e]	—	— [e]	— [e]	10.34	3.42*	53,840	.81 *[d]	1.87 *[d]	44 *

* Not annualized.

† For the period December 23, 2008 (commencement of operations) to October 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

October 31, 2011	0.29%

October 31, 2009	0.44

e Amount represents less than $0.01 per share.

f Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

80	81

Notes to financial statements 10/31/11

Note 1: Significant accounting policies

Putnam Absolute Return 100 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks to earn a positive total return that exceeds the rate of inflation by 100 basis points (or 1.00%) as reflected by the return of the Bank of America Merrill Lynch U.S. Treasury Bill Index, over a reasonable period of time regardless of market conditions or general market direction. The fund pursues its goal through a broadly diversified portfolio reflecting uncorrelated fixed income strategies designed to exploit market inefficiencies across global markets and fixed income sectors. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to sell or buy.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase (prior to August 5, 2010, the contingent deferred sales charge on Class B shares was applicable if they were sold within four years of purchase). Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to April 5, 2010, the maximum front-end sales charge for class A and class M shares was 3.25% and 2.00%, respectively. Prior to April 5, 2010, class B shares were subject to a contingent deferred sales charge if those shares were redeemed within four years of purchase.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, the redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from November 1, 2010 through October 31, 2011.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services

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or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between

83

the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

G) Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average number of contracts of approximately 610 on futures contracts for the reporting period.

H) Options contracts The fund uses options contracts to hedge duration, convexity and prepayment risk, and to gain exposure to interest rates. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately 200,200,000 on purchased options contracts for the reporting period.

I) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $1,800,000 on forward currency contracts for the reporting period.

J) Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector

84

exposure, to manage exposure to specific sectors or industries, to gain exposure to specific sectors/industries, to gain exposure to rates of inflation in specific regions/countries and to hedge inflation in specific regions/countries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

K) Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $1,142,900,000 on interest rate swap contracts for the reporting period.

L) Credit default contracts The fund entered into credit default contracts to hedge credit risk. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed

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after the fund’s portfolio. The fund had an average notional amount of approximately $5,800,000 on credit default swap contracts for the reporting period.

M) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $5,730,505 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $24,049,051 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $25,426,829.

N) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

O) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

P) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale on settlement date. The fund may be exposed to market or

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credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

Q) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

R) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

S) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

At October 31, 2011, the fund had a capital loss carryover of $1,493,071 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on October 31, 2019. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

T) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of unrealized and realized gains and losses on certain futures contracts, income on swap contracts and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $2,702,938 to decrease undistributed net investment income and $23,063 to increase paid-in-capital, with a decrease to accumulated net realized losses of $2,679,875.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$9,511,903
Unrealized depreciation	(8,691,104)

Net unrealized appreciation	820,799
Undistributed ordinary income	3,892,084
Capital loss carryforward	1,493,071
Cost for federal income tax purposes	$486,642,342

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U) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.630%	of the first $5 billion,
0.580%	of the next $5 billion,
0.530%	of the next $10 billion,
0.480%	of the next $10 billion,
0.430%	of the next $50 billion,
0.410%	of the next $50 billion,
0.400%	of the next $100 billion,
0.395%	of any excess thereafter.

Commencing with the fund’s thirteenth whole calendar month of operation (January 2010), the applicable base fee was increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Bank of America Merrill Lynch U.S. Treasury Bill Index plus 1.00% over the performance period. The maximum annualized performance adjustment rate is +/– 0.04%. The performance period is the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.48% of the fund’s average net assets before an increase of $62,434 (0.02% of the fund’s average net assets) based on performance.

Effective November 1, 2010, Putnam Management has agreed to limit the fund’s total expenses through June 30, 2012, to the extent that the total expenses of the fund (before performance adjustments to the fund’s management fee and excluding brokerage, interest, taxes, investment related expenses, extraordinary expenses, and payments under the fund’s distribution plan) will not exceed an annual rate of 0.40% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $1,112,119 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

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Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $949 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $326, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00%, 0.30% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. Prior to April 5, 2010 the annual rates were 0.85% and 0.40% of the average net assets attributable to class B and class M shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $7,742 and $252 from the sale of class A and class M shares, respectively, and received $11,925 and $15,756 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.30% (0.40% for purchases before April 1, 2010) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail

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Management Limited Partnership, acting as underwriter, received $10,258 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $349,865,646 and $346,706,533, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $3,003,443 and $2,951,442, respectively.

Written option transactions during the reporting period are summarized as follows:

		Written swap option	Written swap option
		contract amounts	premiums received

Written options outstanding
at the beginning of the reporting period	USD	139,118,960	$8,269,000
	CHF	—	$—

Options opened	USD	403,592,283	15,609,503
	CHF	9,160,000	10,001

Options exercised	USD	(95,082,319)	(3,144,747)
	CHF	—	—

Options expired	USD	—	—
	CHF	—	—

Options closed	USD	(30,422,400)	(1,233,628)
	CHF	(6,870,000)	(6,927)

Written options outstanding
at the end of the reporting period	USD	417,206,524	$19,500,128
	CHF	2,290,000	$3,074

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/11		Year ended 10/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	21,173,324	$219,259,807	16,845,560	$174,956,868

Shares issued in connection with
reinvestment of distributions	279,907	2,877,439	18,399	190,429

	21,453,231	222,137,246	16,863,959	175,147,297

Shares repurchased	(13,076,179)	(134,930,729)	(6,235,194)	(64,805,243)

Net increase	8,377,052	$87,206,517	10,628,765	$110,342,054

	Year ended 10/31/11		Year ended 10/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	129,565	$1,332,250	191,913	$1,983,573

Shares issued in connection with
reinvestment of distributions	3,635	37,297	14	144

	133,200	1,369,547	191,927	1,983,717

Shares repurchased	(125,159)	(1,289,185)	(84,401)	(872,454)

Net increase	8,041	$80,362	107,526	$1,111,263

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	Year ended 10/31/11		Year ended 10/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	2,587,429	$26,514,914	6,075,906	$62,627,714

Shares issued in connection with
reinvestment of distributions	67,946	695,086	1,917	19,749

	2,655,375	27,210,000	6,077,823	62,647,463

Shares repurchased	(3,006,781)	(30,757,702)	(1,477,160)	(15,235,252)

Net increase (decrease)	(351,406)	$(3,547,702)	4,600,663	$47,412,211

	Year ended 10/31/11		Year ended 10/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	205,652	$2,131,531	228,995	$2,375,357

Shares issued in connection with
reinvestment of distributions	5,934	60,947	233	2,409

	211,586	2,192,478	229,228	2,377,766

Shares repurchased	(116,831)	(1,209,367)	(53,489)	(556,046)

Net increase	94,755	$983,111	175,739	$1,821,720

	Year ended 10/31/11		Year ended 10/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	23,821	$245,668	33,639	$347,692

Shares issued in connection with
reinvestment of distributions	649	6,641	25	253

	24,470	252,309	33,664	347,945

Shares repurchased	(22,112)	(227,464)	(5,996)	(61,873)

Net increase	2,358	$24,845	27,668	$286,072

	Year ended 10/31/11		Year ended 10/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	7,425,045	$77,055,475	12,052,836	$125,462,299

Shares issued in connection with
reinvestment of distributions	109,629	1,130,273	17,535	181,838

	7,534,674	78,185,748	12,070,371	125,644,137

Shares repurchased	(6,570,471)	(68,063,042)	(10,314,327)	(107,501,676)

Net increase	964,203	$10,122,706	1,756,044	$18,142,461

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Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$59,024	Payables	$—

Foreign exchange
contracts	Receivables	85,691	Payables	100,913

	Investments,		Payables, Net
	Receivables, Net		assets —
	assets — Unrealized		Unrealized
	appreciation/		appreciation/
Interest rate contracts	(depreciation)	24,547,444*	(depreciation)	41,838,254*

Total		$24,692,159		$41,939,167

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$29,586	$29,586

Foreign exchange
contracts	—	—	72,030	—	$72,030

Interest rate contracts	(404,531)	(2,262,405)	—	(7,763,819)	$(10,430,755)

Total	$(404,531)	$(2,262,405)	$72,030	$(7,734,233)	$(10,329,139)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$155,416	$155,416

Foreign exchange
contracts	—	—	(15,236)	—	$(15,236)

Interest rate contracts	(2,646,770)	1,325,618	—	(994,063)	$(2,315,215)

Total	$(2,646,770)	$1,325,618	$(15,236)	$(838,647)	$(2,175,035)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $25,651 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $364,968,956 and $387,425,322, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

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Note 7: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $3,636,496 of distributions paid as qualifying to be taxed as interest-related dividends, and $157,983 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

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About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

94

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2011, there were 108 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

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Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

96

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Beth S. Mazor
Putnam Investment	Jameson A. Baxter, Chair	Vice President
Management, LLC	Ravi Akhoury
One Post Office Square	Barbara M. Baumann	Robert R. Leveille
Boston, MA 02109	Charles B. Curtis	Vice President and
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	John A. Hill
Putnam Investments Limited	Paul L. Joskow	Mark C. Trenchard
57–59 St James’s Street	Kenneth R. Leibler	Vice President and
London, England SW1A 1LD	Robert E. Patterson	BSA Compliance Officer
George Putnam, III
Investment Sub-Advisor	Robert L. Reynolds	Robert T. Burns
The Putnam Advisory	W. Thomas Stephens	Vice President and
Company, LLC		Chief Legal Officer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	James P. Pappas
	President	Vice President
Marketing Services
Putnam Retail Management	Jonathan S. Horwitz	Judith Cohen
One Post Office Square	Executive Vice President,	Vice President, Clerk and
Boston, MA 02109	Principal Executive	Assistant Treasurer
Officer, Treasurer and
Custodian	Compliance Liaison	Michael Higgins
State Street Bank		Vice President, Senior Associate
and Trust Company	Steven D. Krichmar	Treasurer and Assistant Clerk
Vice President and
Legal Counsel	Principal Financial Officer	Nancy E. Florek
Ropes & Gray LLP		Vice President, Assistant Clerk,
	Janet C. Smith	Assistant Treasurer and
Independent Registered	Vice President, Assistant	Proxy Manager
Public Accounting Firm	Treasurer and Principal
KPMG LLP	Accounting Officer	Susan G. Malloy
Vice President and
Assistant Treasurer

This report is for the information of shareholders of Putnam Absolute Return 100 Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

AN104
270981 12/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2011	$86,191	$--	$5,000	$ —
October 31, 2010	$70,853	$--	$4,750	$ —

For the fiscal years ended October 31, 2011and October 31, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,000 and $4,750 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2011	$ —	$ —	$ —	$ —

October 31, 2010	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 29, 2011

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2011

Date of reporting period:	November 1, 2010 — October 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOLS
(CLASS A SHARES)

PTRNX

Putnam Absolute Return 300 Fund

Annual report
10 | 31 | 11

A world of investing.™

Putnam INVESTMENTS

ABSOLUTE RETURN FUNDS are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

Putnam
Absolute Return
300 Fund

Annual report
10 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	22

Federal tax information	101

About the Trustees	102

Officers	104

Consider these risks before investing: Our allocation of assets among permitted asset categories may hurt performance. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Additional risks are listed in the fund’s prospectus.

Message from the Trustees

Dear Fellow Shareholder:

As we move toward the end of 2011, we have seen markets experience heightened levels of volatility because of global economic uncertainty. Following a solid October rebound, U.S. markets are holding on to modest gains.

Volatility will likely remain a dominant characteristic of the markets as the U.S. economy continues to battle high unemployment and a weak housing market, and Europe seeks a lasting resolution to its debt woes. While volatility is unsettling, long-term investors should understand that it has also created opportunities for active managers. Putnam’s team of investment professionals is working to identify attractive investments while also guarding against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994.

Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

## Putnam Absolute Return 300 Fund

# Pursuing positive returns with low volatility

Unlike more traditional funds, Putnam Absolute Return Funds pursue positive returns with less volatility over three years or more, and can take steps seeking to reduce specific risks. Freed from the constraints of a traditional benchmark, the 300 Fund can add diversification to a portfolio for investors looking for an alternative to traditional funds that focus on bonds.

**The fund's management team has an average of more than 20 years of experience.**

D. William Kohli, Portfolio Manager and Co-Head of Fixed Income, leads the fund and is backed by a seasoned team.

- 5 portfolio managers averaging 21 years in the investment industry
- Research of over 70 specialists across global fixed-income sectors
- 12 years of experience managing absolute return strategies

2

**Absolute return funds can add investment flexibility to portfolios.**

Absolute return funds can pursue a wide range of investments and strategies.

| | Absolute return funds | Traditional bond funds | Traditional balanced funds | U.S. stock funds | International stock funds |
|---|---|---|---|---|---|
| **Absolute flexibility** Free to change holdings rather than follow one market or asset class | ● | | | | |
| **Defines positive return targets** Pursues targeted returns above inflation over a full market cycle (three years or more) | ● | | | | |
| **Available strategies** | | | | | |
| U.S. bonds | ● | ● | ● | | |
| U.S. stocks | ● | | ● | ● | |
| Foreign bonds | ● | ● | ● | | |
| Foreign stocks | ● | | ● | | ● |
| Emerging markets | ● | | | | ● |
| Commodities | ● | | | | |
| Hedging strategies | ● | ● | | | ● |
| REITs | ● | | | | |
| Cash | ● | | | | |

All funds involve different levels of risk, have different fees and expenses, and have different objectives that you should consider before investing. See the fund's prospectus for complete details.

**The 300 Fund has been less volatile than stocks and on par with bonds.**

The fund has pursued active strategies to reduce risk.

**Standard deviation of returns since fund inception 12/23/08–10/31/11**

T-bills
0.06%
Putnam Absolute Return 300 Fund
2.76%
Bonds
2.82%
Stocks
19.23%

Class A shares before sales charge. Stocks are represented by the S&P 500 Index, an unmanaged index of common stock performance. T-bills are represented by the BofA Merrill Lynch U.S. Treasury Bill Index, an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Bonds are represented by the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities. You cannot invest directly in an index.

3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

The fund is not expected to outperform during periods of market rallies.

4

Interview with your fund’s portfolio manager

D. William Kohli

Market conditions deteriorated significantly since the semiannual report. Could you provide an update?

Conditions began to worsen during the spring as U.S. economic growth weakened, but negative events gathered pace in the third quarter — from July through September. This turned out to be the worst quarter for stocks and other “risk assets,” including fixed-income sectors with credit risk, since the financial crisis unraveled markets in 2008. Already cautious, investors were confronted by a series of negative headlines: the threat of political impasse surrounding attempts to raise the federal debt ceiling; Standard & Poor’s [S&P] downgrade of U.S. Treasury debt; continued challenges in the European sovereign debt negotiations; and generally weaker-than-expected economic data at home.

How did the fund’s strategies fare?

In the second half of the fiscal year, we saw a drawdown in the fund’s positions in non-agency residential mortgage-backed securities [RMBS] and interest-only agency collateralized mortgage obligations [CMO IOs]. Also, from July through September, a number of strategies that we expected to provide diversification proved disappointing. These included interest-rate strategies focused on the front end of the yield curve in the United States and Switzerland. We implement interest-rate exposures using interest-rate swaps, a type of derivative. Our currency strategies also detracted from results, as our positions anticipated improving economic growth during August and September when economic conditions instead worsened.

Class A shares at net asset value declined, posting a result of –1.72% for the fiscal year,

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/11. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on pages 15–16.

5

while still remaining positive at 2.86% on an annualized basis since inception. This life-of-fund figure is helpful to keep in mind as we approach the completion of the fund’s third year at the end of December. At that point, three-year returns are measured against the fund’s target of 3% above Treasury bills.

In evaluating recent performance, it’s important to recognize the similarities between what has happened in 2011 and the financial crisis in 2008, including fear that a major financial institution could fail. Even in this context of elevated risk, performance fell within the range of expectations we established for the fund. Absolute return funds can experience declines because we take selective risks to achieve our positive return targets. The time frame for our targets is a full market cycle of at least three years, not just a quarter or a fiscal year.

Let’s go into a little more depth, beginning with the interest-rate strategy.

This strategy was influenced by the fact that we did not want to depend on declining rates to drive returns. The broad bond market as represented by the Barclays Capital U.S. Aggregate Bond Index, a benchmark for many bond funds, harbored considerable interest-rate risk and potential volatility, in our view. The index represents primarily government securities as well as investment-grade corporate bonds — segments of the market most sensitive to inflation. These securities increased in value during the fiscal year.

Outside this index, we found what we considered to be more attractive opportunities to pursue the fund’s return target with lower volatility over a three-year horizon. We reduced interest-rate risk in the fund in part with a large position in short-term securities.

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6

We also hedged interest-rate risk with interest-rate swaps and futures contracts, which are types of derivatives. We managed the portfolio’s overall duration, a measure of interest-rate sensitivity, with options, another type of derivative. Options help us hedge against changing values of securities in the portfolio.

Did S&P’s decision to downgrade the U.S. credit rating during the period affect the fund?

While a credit downgrade is often negative for the issuer of securities, in this case S&P’s decision in early August triggered a tremendous rally in government bonds, pushing yields lower rather than higher. Although an unexpected market response, we believe it came to pass because the S&P downgrade, in many ways, reinforced investors’ perception that financial markets across the board were deteriorating. Ironically, it triggered a flight to the safest asset available, U.S. Treasuries. The fund held positions that came under selling pressure as investors moved toward Treasuries.

Let’s turn to the strategy in mortgage-backed securities [MBS].

Our allocation to non-agency RMBS and CMO IOs detracted from returns during the second half of the year. While both types of securities are derived from pools of mortgages, RMBS are generally sensitive to credit, or default,

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/11. Short-term holdings and TBA commitments are excluded. Holdings will vary over time.

7

risks, while CMO IOs are more sensitive to changes in prepayment rates.

As I touched on earlier, although the fundamentals underpinning the RMBS market were fairly stable over the period, investors lost their appetite for credit risk in the third quarter, and RMBS sold off.

CMO IOs were affected by some speculation during the period that the federal government was weighing the introduction of new initiatives to help homeowners refinance their mortgages. Near the end of the fiscal year, the Federal Housing Finance Agency announced modifications to the existing Home Affordable Refinance Program by allowing certain “underwater” borrowers who are current on their payments to refinance their loans at market rates. IO spreads widened sharply in the weeks leading up to the announcement, and our positions were hurt.

Are you remaining committed to these strategies, or have you introduced changes?

In the RMBS space, the securities we hold in the fund generally are less sensitive to interest-rate changes and offer cash flows at the top of the capital structure. While short-term volatility has pressured the sector, we continue to believe the longer-term return potential for these securities is compelling and not necessarily reliant on an improving housing market. From a fundamental point of view IO cash flows remain extremely attractive, in our view, even if there is an uptick in prepayments. That’s because prepayment rates are still well below the levels that history indicates they could be, and the housing market remains weak, which we believe will keep these rates low.

As another example, we trimmed some of the position in commercial mortgage-backed securities [CMBS], which both reduced risk in the short term and gave us more flexibility to add to this sector in the future at potentially more attractive valuation levels.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

8

How is the fund positioned in international markets?

With the prospect of a Greek default a distinct possibility and the fallout difficult to predict, we continue to have little to no exposure to European sovereign debt. The fund has a small position in emerging-market bonds, providing exposure to what we consider attractive opportunities in Argentina and Ukraine. The fund also owned total return swaps, a type of derivative, as a means of gaining exposure to and hedging inflation risk in specific countries.

The fund has also pursued a currency strategy, but this detracted from results during the period mainly due to positioning intended to profit from a fall in the euro, which remained surprisingly strong despite the eurozone debt crisis. As markets became more stable during October our currency posture in the euro and select emerging market currencies had more of the diversifying advantages that we had anticipated. We implemented the currency position with forward contracts, an over-the-counter derivative.

What is your outlook, and how have you positioned the fund?

We maintain our belief that the most likely trajectory for the U.S. economy is one of continued slow growth over the near term. The major headwinds facing consumers earlier in the year — notably, high food and energy prices — have abated. The corporate sector also continues to have good prospects to remain in solid financial condition, rather than generate a raft of defaults, in our view. However, we expect that Europe will enter recession, although its severity remains unclear.

We continue to favor spread risk over interest-rate risk, and the fund’s duration remains near zero. With interest rates even lower than they were earlier in the year, we still regard a longer-duration stance to be vulnerable to the possible volatility that interest-rate movements could cause.

Despite the macroeconomic challenges facing U.S. markets, we believe opportunities across a range of fixed-income sectors remain attractive. The flight to quality has generated even more compelling valuations in other sectors, many of which have largely unchanged fundamentals, even though spreads are at levels of attractiveness we have not seen since 2009.

While holding exposure to spread sectors, we have prepared for the prospect of near-term market volatility by continuing to dampen overall risk exposures of the portfolio. We believe we can build positions in the opportunities we are finding today to help the fund reach its return target over coming years.

Bill, thanks for discussing the fund today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund’s portfolio managers are Kevin Murphy, Michael Salm, Paul Scanlon, and Raman Srivastava.

9

IN THE NEWS

The U.S. unemployment picture, dim for many months, showed a glimmer of hope in October. The Labor Department reported that the private sector added 104,000 jobs, which was offset by the reduction of 24,000 government positions for a net increase of 80,000 jobs. The nation’s unemployment rate fell to 9%, the lowest since April. The U.S. economy has regained 2.3 million of the nearly 8.8 million jobs lost during the Great Recession. Employment gains in the private sector were achieved across a number of industries, including health care, manufacturing, mining, and professional services.

10

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(12/23/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	8.38%	7.30%	7.15%	7.15%	6.08%	6.08%	8.02%	7.17%	7.54%	9.17%
Annual average	2.86	2.50	2.45	2.45	2.09	2.09	2.74	2.46	2.58	3.12

1 year	–1.72	–2.70	–2.03	–2.98	–2.53	–3.48	–1.85	–2.56	–1.98	–1.47

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Effective April 5, 2010, the sales charges for class A and M shares were lowered from 3.25% and 2.00%, respectively. Investors who purchased prior to this date received a lower return. Also on April 5, 2010, the deferred sales charge for class B shares was lowered to 1% (which would be the maximum deferred sales charge) if redeemed within the first year after purchase and 0.50% for shares redeemed in the second year after purchase, and is eliminated thereafter. Investors who sold class B shares prior to this date were subject to the higher deferred sales charge of 3% in the first year, declining to 1% in the fourth year, and 0% thereafter. Class C shares reflect a 1% contingent deferred sales charge (CDSC) for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 10/31/11

	BofA (Bank of America) Merrill Lynch	Barclays Capital
	U.S. Treasury Bill Index	U.S. Aggregate Bond Index

Life of fund	0.64%	20.82%
Annual average	0.23	6.85

1 year	0.16	5.00

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

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Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $10,715 and $10,608 respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,925 after sales charge) would have been valued at $10,717. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $10,754 and $10,917, respectively. The above returns are based on current sales charges. Because sales charges for class A and M shares were decreased effective April 5, 2010, the actual cumulative total returns for shareholders who purchased shares prior to this date would be lower than those shown. Because the CDSC for class B shares was reduced, and the period of time for which a CDSC applies was shortened, also effective April 5, 2010, shareholders who purchased class B shares prior to this date would still be subject to a CDSC as of October 31, 2011, and the actual cumulative total return for class B shares would be lower.

Fund price and distribution information For the 12-month period ended 10/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.318		$0.286	$0.253	$0.315		$0.301	$0.335

Capital gains — Long-term	0.023		0.023	0.023	0.023		0.023	0.023

Capital gains — Short-term	0.021		0.021	0.021	0.021		0.021	0.021

Total	$0.362		$0.330	$0.297	$0.359		$0.345	$0.379

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

10/31/10	$10.92	$11.03	$10.86	$10.80	$10.90	$10.98	$10.89	$10.96

10/31/11	10.38	10.48	10.32	10.24	10.35	10.43	10.34	10.43

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

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Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(12/23/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	7.85%	6.79%	6.74%	6.74%	5.67%	5.67%	7.50%	6.65%	7.12%	8.65%
Annual average	2.77	2.40	2.38	2.38	2.01	2.01	2.65	2.35	2.52	3.04

1 year	–1.38	–2.38	–1.59	–2.54	–2.09	–3.05	–1.42	–2.14	–1.54	–1.03

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 10/31/10*†	0.88%	1.08%	1.63%	0.93%	1.13%	0.63%

Total annual operating expenses for the fiscal year
ended 10/31/10†	1.08%	1.28%	1.83%	1.13%	1.33%	0.83%

Annualized expense ratio for the six-month period
ended 10/31/11‡§	0.86%	1.06%	1.61%	0.91%	1.11%	0.61%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 2/29/12.

† Restated to reflect projected expenses under a management contract effective 2/1/10.

‡ For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

§ Includes an increase of 0.01% from annualizing the performance fee adjustment for the six months ended 10/31/11.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2011, to October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.22	$5.20	$7.88	$4.47	$5.44	$3.00

Ending value (after expenses)	$947.10	$945.90	$942.90	$946.90	$946.00	$948.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2011, use the following calculation method. To find the value of your investment on May 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.38	$5.40	$8.19	$4.63	$5.65	$3.11

Ending value (after expenses)	$1,020.87	$1,019.86	$1,017.09	$1,020.62	$1,019.61	$1,022.13

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 1.00% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one

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month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June  30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2011, Putnam employees had approximately $325,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June  17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2011. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds,

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including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. In addition, your fund’s new management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. To ensure that the performance comparison was being made over a reasonable period of time, your fund did not begin accruing performance adjustments until January 2010, by which time your fund had twelve months of operations based on which to determine performance adjustments. The Contract Committee observed that the complex-wide breakpoints of the open-end funds and your fund’s performance fee had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure and performance fee in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). In addition, effective November 1, 2010 through at least February 29, 2012, Putnam Management will waive fees (and, to the extent necessary, bear other expenses) to the extent that expenses of your fund (before any performance adjustment to the fund’s management fee and exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s distribution

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plans) would exceed 0.60% of its average net assets. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 3rd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The Trustees also considered that your fund ranked in the 1st quintile in total expenses (excluding any applicable 12b-1 fees) on a pro forma basis, adjusted to reflect the impact of the 0.60% average net asset expense limitation discussed above. The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time. The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent

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in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the absolute return of your fund, and your fund’s performance relative to its targeted annualized return. Putnam Absolute Return 300 Fund’s class A shares’ return net of fees and expenses was positive over the one-year period ended December 31, 2010, and lagged its targeted annualized return. The Trustees also considered that your fund seeks to earn its targeted annualized return over a reasonable period of time, generally at least three years or more. While your fund had not yet existed for three years, your fund’s annualized performance exceeded its targeted annualized return over the period from January 1, 2009, the start of the first month following the commencement of your fund’s operations, through December 31, 2010. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to

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supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

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Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Absolute Return 300 Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years ended October 31, 2011 and the period from December 23, 2008 (commencement of operations) to October 31, 2009. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Absolute Return 300 Fund as of October 31, 2011, the results of its operations, the changes in its net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 19, 2011

23

The fund’s portfolio 10/31/11

MORTGAGE-BACKED SECURITIES (36.1%)*	Principal amount	Value

Adjustable Rate Mortgage Trust
FRB Ser. 06-1, Class 5A1, 3.294744s, 2036	$6,561,420	$2,887,025
FRB Ser. 06-1, Class 2A1, 3.158736s, 2036	8,844,871	4,422,435
FRB Ser. 05-11, Class 5A1, 0.51472s, 2036	6,153,476	3,199,808

American Home Mortgage Assets FRB Ser. 06-6, Class A1A,
0.43472s, 2046	7,921,935	3,446,042

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-4, Class A3, 5.792647s, 2051	4,015,000	4,245,863
Ser. 07-2, Class A2, 5.634s, 2049	6,229,476	6,289,279
FRB Ser. 07-3, Class A2, 5.623487s, 2049	1,793,446	1,812,664
Ser. 07-5, Class A3, 5.62s, 2051	1,666,000	1,735,957
Ser. 2004-3, Class D, 5.599s, 2039	2,332,319	2,065,129
Ser. 06-5, Class A2, 5.317s, 2047	7,901,644	7,975,422
Ser. 06-6, Class A2, 5.309s, 2045	4,260,921	4,259,186
Ser. 07-1, Class XW, IO, 5.297s, 2049	7,250,324	85,112

Banc of America Commercial Mortgage, Inc. 144A
Ser. 03-1, Class F, 5.507s, 2036	1,954,000	1,939,032
Ser. 02-PB2, Class XC, IO, 0.639502s, 2035	9,144,294	7,544
Ser. 04-4, Class XC, IO, 0.266973s, 2042	6,928,969	139,875

Barclays Capital, LLC Trust FRB Ser. 07-AA2, Class 12A1,
0.45472s, 2047	3,559,981	1,566,391

Bear Stearns Alt-A Trust
FRB Ser. 06-3, Class 35A1, 5.584678s, 2036	4,113,900	2,468,340
FRB Ser. 05-9, Class 11A1, 0.50472s, 2035	2,890,696	1,387,534

Bear Stearns Commercial Mortgage Securities, Inc. Ser. 06-PW13,
Class A2, 5.426s, 2041	2,137,330	2,139,895

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 02-PBW1, Class G, 5.83s, 2035	1,867,000	1,759,274

Citigroup Commercial Mortgage Trust FRB Ser. 05-C3, Class AJ,
4.96s, 2043	2,520,000	2,315,048

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 07-AR5, Class 1A1A, 5.238459s, 2037	3,144,872	1,468,514
FRB Ser. 07-AR5, Class 1A2A, 5.04842s, 2037	318,903	175,496
FRB Ser. 07-AR1, Class A3, 0.46472s, 2037	2,277,162	1,070,266
FRB Ser. 07-AR1, Class A2, 0.40472s, 2037	2,191,367	1,128,554

Citigroup/Deutsche Bank Commercial Mortgage Trust
Ser. 06-CD3, Class A2, 5.56s, 2048	2,670,687	2,697,674
Ser. 07-CD4, Class A2B, 5.205s, 2049	3,745,000	3,812,234

Commercial Mortgage Asset Trust FRB Ser. 99-C2, Class E,
7.64s, 2032	1,914,000	1,952,280

Commercial Mortgage Pass-Through Certificates
FRB Ser. 07-C9, Class A2, 5.811s, 2049	957,037	959,459
Ser. 06-C8, Class A2B, 5.248s, 2046	2,062,795	2,068,488
Ser. 05-LP5, Class B, 5.105s, 2043	1,986,000	1,822,155

Countrywide Alternative Loan Trust FRB Ser. 05-84, Class 4A1,
5.71976s, 2036	17,773,661	10,308,723

Countrywide Home Loans 144A
Ser. 05-R3, Class AS, IO, 5.5866s, 2035	204,897	28,604
FRB Ser. 05-R3, Class AF, 0.64472s, 2035 F	201,183	162,976

24

MORTGAGE-BACKED SECURITIES (36.1%)* cont.	Principal amount	Value

Credit Suisse Mortgage Capital Certificates
FRB Ser. 06-C3, Class A2, 5.817328s, 2038	$409,597	$408,936
FRB Ser. 07-C4, Class A2, 5.795425s, 2039	4,091,889	4,137,669
Ser. 07-C2, Class A2, 5.448s, 2049	787,400	789,495
Ser. 07-C1, Class AAB, 5.336s, 2040	2,993,000	3,095,660

CS First Boston Mortgage Securities Corp.
FRB Ser. 04-C2, Class D, 5.575s, 2036	1,984,000	1,944,320
Ser. 05-C5, Class AJ, 5.1s, 2038 F	3,872,000	3,456,400
Ser. 05-C5, Class AM, 5.1s, 2038	4,217,000	4,346,146
Ser. 03-CPN1, Class E, 4.891s, 2035	1,632,000	1,562,232

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	2,328,000	2,435,717
FRB Ser. 03-CK2, Class G, 5.744s, 2036	3,365,000	3,289,256
Ser. 03-C3, Class AX, IO, 1.73164s, 2038	68,001,720	1,294,413
Ser. 04-C4, Class AX, IO, 0.350686s, 2039	6,845,545	154,394

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
FRB Ser. 06-AR1, Class 1A3, 0.57472s, 2036	5,159,568	1,651,062
FRB Ser. 2007-AR3, Class 2A5, 0.44472s, 2037 F	3,557,505	1,777,878
FRB Ser. 06-AR6, Class A6, 0.43472s, 2037 F	10,890,466	5,116,001
FRB Ser. 06-AR6, Class A4, 0.41472s, 2037	3,765,711	2,080,555
FRB Ser. 06-AR3, Class A5, 0.41472s, 2036	5,664,236	3,441,024

DLJ Commercial Mortgage Corp. 144A
FRB Ser. 98-CG1, Class B4, 7.219338s, 2031	2,057,000	2,203,320
Ser. 98-CF2, Class B3, 6.04s, 2031	4,037,084	4,194,785

Federal Home Loan Mortgage Corp.
IFB Ser. 2976, Class LC, 23.527789s, 2035	244,996	381,557
IFB Ser. 3072, Class SM, 22.904454s, 2035	685,293	1,045,689
IFB Ser. 3072, Class SB, 22.757789s, 2035	614,002	932,792
IFB Ser. 3249, Class PS, 21.472011s, 2036	559,825	785,267
IFB Ser. 2990, Class LB, 16.323757s, 2034	1,491,387	1,990,077
IFB Ser. 3835, Class SN, 15.516675s, 2041	29,591,928	40,011,542
IFB Ser. 3727, Class PS, IO, 6.45667s, 2038	36,472,894	4,865,484
IFB Ser. 3835, Class SC, IO, 6.40667s, 2038	14,961,227	2,633,625
IFB Ser. 3852, Class KS, IO, 6.30667s, 2041	16,992,078	2,651,954
IFB Ser. 3677, Class SA, IO, 6.30667s, 2040	38,369,784	4,607,060
IFB Ser. 3708, Class SQ, IO, 6.30667s, 2040	24,290,735	3,294,795
IFB Ser. 3907, Class KS, IO, 6.30667s, 2040	10,708,347	1,764,736
IFB Ser. 3708, Class SA, IO, 6.20667s, 2040	40,441,031	5,371,782
IFB Ser. 3852, Class NT, 5.75667s, 2041	12,408,012	12,749,480
IFB Ser. 3852, Class TB, 5.75667s, 2041	1,794,182	1,845,764
IFB Ser. 3752, Class PS, IO, 5.75667s, 2040	21,443,793	3,454,381
Ser. 3645, Class ID, IO, 5s, 2040	730,321	81,124
Ser. 3680, Class KI, IO, 5s, 2038	17,046,020	2,468,264
Ser. 3632, Class CI, IO, 5s, 2038	831,092	89,642
Ser. 3626, Class DI, IO, 5s, 2037	574,857	33,192
Ser. 3653, Class CI, IO, 5s, 2036	10,691,195	624,152
Ser. 3623, Class CI, IO, 5s, 2036 F	523,476	56,474
Ser. 3747, Class HI, IO, 4 1/2s, 2037	504,078	61,044
Ser. 3736, Class QI, IO, 4s, 2034	15,304,425	1,682,889
Ser. 3707, Class HI, IO, 4s, 2023	938,509	39,483
Ser. T-8, Class A9, IO, 0.428148s, 2028	649,761	7,277

25

MORTGAGE-BACKED SECURITIES (36.1%)* cont.	Principal amount	Value

Federal Home Loan Mortgage Corp.
Ser. T-59, Class 1AX, IO, 0.273447s, 2043	$1,443,562	$10,827
Ser. T-48, Class A2, IO, 0.212s, 2033	2,037,979	14,470
FRB Ser. T-54, Class 2A, IO, zero %, 2043	839,928	168

Federal National Mortgage Association
IFB Ser. 11-111, Class DS, IO, 6.4s, 2038	6,287,000	1,167,999
IFB Ser. 11-67, Class BS, IO, 6.25528s, 2041	23,146,165	3,527,938
IFB Ser. 11-101, Class BS, IO, 5.80528s, 2039	3,896,643	624,632

Federal National Mortgage Association Grantor Trust
IFB Ser. 04-10, Class QC, 27.62112s, 2031	2,229,825	3,114,002
IFB Ser. 05-74, Class NK, 26.2764s, 2035	139,597	242,484
IFB Ser. 07-53, Class SP, 23.30269s, 2037	599,155	839,236
IFB Ser. 06-86, Class SY, 23.11936s, 2036	1,864,963	2,703,637
IFB Ser. 05-75, Class GS, 19.51584s, 2035	660,884	923,057
IFB Ser. 11-4, Class CS, 12.41056s, 2040	7,419,342	8,571,566
IFB Ser. 10-35, Class SG, IO, 6.15528s, 2040	18,664,749	3,351,442
Ser. 10-21, Class IP, IO, 5s, 2039 F	1,235,619	175,150
Ser. 398, Class C5, IO, 5s, 2039	2,263,880	294,304
Ser. 09-31, Class PI, IO, 5s, 2038	7,251,983	1,000,049
Ser. 10-100, Class AI, IO, 4 1/2s, 2025	11,943,804	1,016,418
Ser. 03-W10, Class 1, IO, 1.45698s, 2043	604,526	27,204
Ser. 98-W2, Class X, IO, 0.98064s, 2028	1,136,802	50,701
Ser. 98-W5, Class X, IO, 0.93724s, 2028	469,427	19,622
Ser. 03-W1, Class 2A, IO, zero %, 2042	1,769,092	177
Ser. 07-44, Class CO, PO, zero %, 2037	214,631	189,095

First Union Commercial Mortgage Trust 144A Ser. 99-C1, Class F,
5.35s, 2035	1,713,000	1,627,350

First Union National Bank Commercial Mortgage 144A Ser. 01-C3,
Class K, 6.155s, 2033	2,508,000	2,508,000

GE Capital Commercial Mortgage Corp. Ser. 07-C1, Class A3,
5.481s, 2049	3,126,000	3,314,495

GE Capital Commercial Mortgage Corp. 144A
Ser. 03-C2, Class D, 5.326s, 2037	3,000,000	3,041,881
Ser. 05-C2, Class XC, IO, 0.122204s, 2043	46,101,743	325,847

GMAC Commercial Mortgage Securities, Inc. Ser. 04-C3, Class AJ,
4.915s, 2041	2,958,000	2,733,517

GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 02-C2, Class H, 6.756s, 2038 F	1,713,000	1,729,380
FRB Ser. 03-C2, Class F, 5.469118s, 2040	1,472,000	1,386,640

Government National Mortgage Association
IFB Ser. 11-56, Class SA, 23.486s, 2041	16,962,123	25,249,477
IFB Ser. 10-158, Class SD, 14.2658s, 2040	2,479,000	3,321,017
IFB Ser. 11-70, Class WS, 9.21056s, 2040	10,522,271	11,478,640
IFB Ser. 11-56, Class SG, 6.82734s, 2041	1,300,692	1,395,123
IFB Ser. 11-56, Class MS, 6.82581s, 2041	2,332,830	2,492,116
IFB Ser. 11-37, Class SB, IO, 6.45528s, 2038	2,732,628	440,330
IFB Ser. 10-167, Class SM, IO, 6.43667s, 2040	16,610,531	3,052,019
IFB Ser. 11-61, Class CS, IO, 6.43528s, 2035	22,581,622	3,836,211
IFB Ser. 10-113, Class CS, IO, 6.40528s, 2039	12,484,639	2,159,343
IFB Ser. 11-37, Class SD, IO, 6.40528s, 2038	3,515,661	560,801
IFB Ser. 11-11, Class PS, IO, 6.35528s, 2040	15,832,676	2,768,027

26

MORTGAGE-BACKED SECURITIES (36.1%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 10-31, Class PS, IO, 6.30528s, 2038	$12,727,382	$2,309,765
IFB Ser. 10-62, Class SD, IO, 6.24528s, 2040	12,882,722	2,192,356
IFB Ser. 10-24, Class BS, IO, 6.18528s, 2038	26,537,834	4,244,992
IFB Ser. 11-40, Class AS, IO, 5.87667s, 2036	8,304,771	1,192,233
IFB Ser. 11-35, Class AS, IO, 5.85528s, 2037	13,103,984	1,669,448
IFB Ser. 11-70, Class SN, IO, 5.65667s, 2041	10,626,000	2,919,281
IFB Ser. 11-70, Class SH, IO, 5.64667s, 2041	13,288,000	3,648,619
Ser. 11-116, Class IB, IO, 5s, 2040	15,959,355	1,775,319
Ser. 11-56, Class IK, IO, 5s, 2039	11,153,366	1,512,954
Ser. 10-150, Class WI, IO, 5s, 2038	30,172,030	4,078,052
IFB Ser. 11-12, Class IB, IO, 4.56056s, 2040	8,323,028	1,182,702
Ser. 10-103, Class DI, IO, 4 1/2s, 2038 F	13,548,761	1,978,899
Ser. 11-70, PO, zero %, 2041	19,907,194	15,723,697
Ser. 10-151, Class KO, PO, zero %, 2037	4,810,094	4,328,315

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class AJ, 4.859s, 2042	2,877,000	2,647,415

Greenwich Capital Commercial Funding Corp. 144A Ser. 03-C1,
Class G, 4.773s, 2035	2,233,000	2,154,766

GS Mortgage Securities Corp. II
Ser. 06-GG6, Class A3, 5.56s, 2038	1,756,000	1,858,375
Ser. 06-GG6, Class A2, 5.506s, 2038	2,278,291	2,310,329

GS Mortgage Securities Corp. II 144A Ser. 03-C1, Class X1, IO,
0.839486s, 2040	7,868,004	47,916

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1AS, IO, 5.97024s, 2035	437,606	67,829
Ser. 06-RP2, Class 1AS1, IO, 5.71414s, 2036	953,644	135,894
IFB Ser. 04-4, Class 1AS, IO, 5.298629s, 2034	1,077,486	161,300
Ser. 98-2, IO, 0.66556s, 2027	183,015	18
FRB Ser. 06-RP2, Class 1AF1, 0.64472s, 2036 F	953,644	724,878
FRB Ser. 04-4, Class 1AF, 0.64472s, 2034 F	1,077,486	829,771
FRB Ser. 05-RP1, Class 1AF, 0.59472s, 2035 F	437,606	336,975
Ser. 98-3, IO, 0.33414s, 2027	219,208	570
Ser. 99-2, IO, zero %, 2027	316,460	791
Ser. 98-4, IO, zero %, 2026	240,269	625

Harborview Mortgage Loan Trust
FRB Ser. 06-6, Class 3A1A, 2.68355s, 2036	4,767,437	2,383,719
FRB Ser. 06-8, Class 2A1A, 0.43472s, 2036	16,290,888	9,540,352

IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR5, Class 1A2, 5.21083s, 2036	204,977	16,398
FRB Ser. 07-AR7, Class 2A1, 4.677537s, 2037	2,048,173	1,003,605
FRB Ser. 06-AR11, Class 3A1, 2.82648s, 2036	3,357,859	1,414,626
FRB Ser. 06-AR39, Class A1, 0.42472s, 2037	14,131,693	6,571,237
FRB Ser. 06-AR21, Class A1, 0.36472s, 2036	8,984,646	3,324,319
FRB Ser. 06-AR29, Class A2, 0.32472s, 2036	8,175,463	3,106,676

JPMorgan Alternative Loan Trust
FRB Ser. 07-A2, Class 12A1, 0.44472s, 2037	6,019,024	2,287,229
FRB Ser. 06-A7, Class 1A1, 0.40472s, 2036	10,974,060	5,267,549
FRB Ser. 07-A1, Class 1A3A, 0.39472s, 2037	5,187,254	2,152,711

27

MORTGAGE-BACKED SECURITIES (36.1%)* cont.	Principal amount	Value

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 06-LDP7, Class A2, 5.864s, 2045	$448,009	$448,148
Ser. 06-LDP8, Class A3B, 5.447s, 2045	543,000	589,003
Ser. 07-LDPX, Class A3S, 5.317s, 2049	4,595,000	4,712,347
Ser. 2002-C3, Class D, 5.314s, 2035	1,755,000	1,758,212
FRB Ser. 02-C2, Class E, 5.309275s, 2034	2,251,000	2,212,778
FRB Ser. 03-LN1, Class B, 5.012s, 2037	2,100,000	1,932,000
Ser. 05-LDP3, Class A4B, 4.996s, 2042	1,942,500	1,980,352

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 02-C1, Class E, 6.135s, 2037	2,004,000	1,991,635
FRB Ser. 01-C1, Class H, 5.626s, 2035 F	2,404,000	2,309,126

LB-UBS Commercial Mortgage Trust
Ser. 06-C3, Class A2, 5.532s, 2032	65,856	65,813
Ser. 06-C6, Class AM, 5.413s, 2039 F	7,881,000	7,565,007
Ser. 05-C7, Class A2, 5.103s, 2030	224,006	224,006
Ser. 03-C5, Class F, 4.843s, 2037	3,000,000	2,760,000
Ser. 07-C2, Class XW, IO, 0.541841s, 2040	4,922,180	100,437

LB-UBS Commercial Mortgage Trust 144A
Ser. 02-C2, Class J, 6.235s, 2035	5,764,000	5,753,048
Ser. 03-C8, Class G, 5.35s, 2037	1,803,000	1,815,571
Ser. 05-C3, Class XCL, IO, 0.300435s, 2040	60,097,717	1,071,182

Lehman XS Trust FRB Ser. 07-8H, Class A1, 0.37472s, 2037	3,593,186	1,545,070

Luminent Mortgage Trust FRB Ser. 06-7, Class 1A1, 0.42472s, 2036 F	1,869,941	971,891

Merit Securities Corp. 144A FRB Ser. 11PA, Class 3A1,
0.86583s, 2027	1,966,081	1,587,591

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.827867s, 2050	889,000	949,497
FRB Ser. 07-C1, Class A2, 5.723867s, 2050	3,075,945	3,110,279
Ser. 08-C1, Class A2, 5.425s, 2051	756,907	772,869
Ser. 05-MCP1, Class XC, IO, 0.184639s, 2043	167,212,800	1,768,275

Merrill Lynch/Countrywide Commercial Mortgage Trust
Ser. 06-1, Class A2, 5.439s, 2039	164,619	164,499
FRB Ser. 06-4, Class A2FL, 0.363s, 2049	4,634,410	4,501,171

Morgan Stanley Capital I
FRB Ser. 07-IQ15, Class A2, 5.843688s, 2049	2,660,000	2,709,883
Ser. 2006-HQ9, Class A2, 5.618s, 2044	1,015,675	1,015,301
Ser. 07-IQ14, Class A2, 5.61s, 2049	3,209,384	3,317,095
FRB Ser. 07-HQ12, Class A2, 5.590489s, 2049	1,858,720	1,896,267
FRB Ser. 07-HQ12, Class A2FL, 0.49322s, 2049	978,751	847,696

Morgan Stanley Dean Witter Capital I Ser. 03-HQ2, Class C,
5.15s, 2035	3,158,000	3,030,701

Morgan Stanley Dean Witter Capital I 144A FRB Ser. 03-HQ2,
Class F, 5.72855s, 2035	2,126,000	2,009,070

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A, Class A3B,
10.236s, 2043	843,571	856,300

Nomura Asset Acceptance Corp.
FRB Ser. 06-AR4, Class A4A, 0.48472s, 2036 F	2,380,417	904,114
FRB Ser. 06-AR4, Class A1A, 0.41472s, 2036	2,439,516	902,621

Nomura Asset Securities Corp. 144A Ser. 98-D6, Class B1,
6s, 2030	4,302,883	4,382,947

28

MORTGAGE-BACKED SECURITIES (36.1%)* cont.	Principal amount	Value

Residential Accredit Loans, Inc. Ser. 06-QS13, Class 1A5,
6s, 2036	$187,513	$109,988

Salomon Brothers Mortgage Securities VII 144A FRB Ser. 99-C1,
Class J, 7s, 2032	4,138,000	4,316,708

Structured Adjustable Rate Mortgage Loan Trust FRB Ser. 07-4,
Class 1A1, 0.48472s, 2037 F	1,631,416	652,245

Structured Adjustable Rate Mortgage Loan Trust 144A Ser. 04-NP2,
Class A, 0.595s, 2034 F	435,433	322,146

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 6.022917s, 2045	1,557,277	218,019
Ser. 07-4, Class 1A4, IO, 1s, 2045	3,204,902	130,119

Structured Asset Securities Corp. 144A FRB Ser. 05-RF2, Class A,
0.59472s, 2035 F	3,568,028	2,640,486

TIAA Seasoned Commercial Mortgage Trust FRB Ser. 07-C4,
Class AJ, 5.907622s, 2039 F	7,959,000	6,890,870

Vericrest Opportunity Loan Transferee 144A Ser. 10-NPL1, Class M,
6s, 2039	1,710,898	1,702,343

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C32, Class APB, 5.742444s, 2049	3,297,000	3,552,369
FRB Ser. 07-C32, Class A2, 5.737444s, 2049	961,724	981,848
Ser. 06-C25, Class A2, 5.684s, 2043	212,265	212,265
Ser. 06-C28, Class A3, 5.679s, 2048	1,571,000	1,729,957
Ser. 07-C30, Class APB, 5.294s, 2043	1,884,000	1,973,247
Ser. 07-C30, Class A3, 5.246s, 2043	3,371,000	3,394,806
Ser. 05-C17, Class AJ, 5.224s, 2042	1,795,820	1,639,620
Ser. 06-C29, IO, 0.373424s, 2048	168,689,806	2,631,561

Wachovia Bank Commercial Mortgage Trust 144A Ser. 03-C3,
Class IOI, IO, 1.055916s, 2035	5,798,036	55,093

Wachovia Mortgage Loan Trust, LLC
FRB Ser. 06-AMN1, Class A2, 0.39472s, 2036	6,311,979	2,430,112
FRB Ser. 06-AMN1, Class A1, 0.29472s, 2036	3,898,163	1,481,302

WAMU Commercial Mortgage Securities Trust 144A Ser. 05-C1A,
Class C, 4.9s, 2036	589,000	593,948

Washington Mutual Mortgage Pass-Through Certificates
FRB Ser. 07-0C2, Class A3, 0.55472s, 2037	5,394,822	2,535,566
FRB Ser. 07-HY1, Class A3A, 0.47472s, 2037	22,578,010	12,340,215

Total mortgage-backed securities (cost $561,124,864)		$550,164,599

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (28.5%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.9%)
Government National Mortgage Association
Pass-Through Certificates
4 1/2s, May 20, 2041	$19,575,162	$21,281,871
4s, January 20, 2041	7,589,628	8,102,521

		29,384,392
U.S. Government Agency Mortgage Obligations (26.6%)
Federal Home Loan Mortgage Corporation Pass-Through
Certificates 3 1/2s, January 1, 2041	758,818	771,119

29

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (28.5%)* cont.	Principal amount	Value

Federal National Mortgage Association Pass-Through Certificates
4 1/2s, TBA, November 1, 2041	$33,000,000	$34,897,500
4s, September 1, 2041 ∆	1,051,380	1,088,671
4s, TBA, November 1, 2041	27,000,000	28,069,454
3 1/2s, TBA, November 1, 2041	335,000,000	340,626,962

		405,453,706

Total U.S. government and agency mortgage obligations (cost $434,273,101)		$434,838,098

U.S. GOVERNMENT AGENCY OBLIGATIONS (0.1%)*	Principal amount	Value

Wells Fargo & Co.
3s, FDIC guaranteed notes, December 9, 2011	$660,000	$661,889
2 1/8s, FDIC guaranteed notes, June 15, 2012	840,000	849,327

Total U.S. government agency obligations (cost $1,502,438)		$1,511,216

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes 2 5/8s, November 15, 2020	$371,000	$389,260

Total U.S. treasury obligations (cost $348,864)		$389,260

CORPORATE BONDS AND NOTES (15.4%)*	Principal amount	Value

Advertising and marketing services (0.1%)
Omnicom Group, Inc. sr. unsec. unsub. notes 4.45s, 2020	$1,675,000	$1,747,343

		1,747,343
Airlines (0.2%)
Continental Airlines, Inc. pass-through certificates Ser. 97-4A,
6.9s, 2018	1,144,784	1,170,542

Continental Airlines, Inc. pass-through certificates Ser. 98-1A,
6.648s, 2017	1,188,664	1,206,494

		2,377,036
Automotive (0.2%)
BMW US Capital, LLC company guaranty sr. unsec. unsub. notes
Ser. EMTN, 4 1/4s, 2011	510,000	512,800

Daimler Finance North America, LLC company guaranty unsec.
unsub. notes 7.3s, 2012 (Germany)	1,085,000	1,099,333

Ford Motor Credit Corp. sr. unsec. notes 12s, 2015	1,250,000	1,568,904

		3,181,037
Banking (2.6%)
Barclays Bank PLC unsec. sub. notes FRN Ser. EMTN, 0.53683s,
2017 (United Kingdom)	4,448,000	3,881,547

Citigroup, Inc. unsec. sub. notes 5 5/8s, 2012	3,650,000	3,721,536

ING Bank NV 144A sr. unsec. notes FRN 1.39711s, 2013
(Netherlands)	4,230,000	4,173,733

JPMorgan Chase Capital XX company guaranty jr. unsec. sub. notes
Ser. T, 6.55s, 2036	6,925,000	7,124,288

Lloyds TSB Bank PLC bank guaranty sr. unsec. unsub. notes 4 7/8s,
2016 (United Kingdom)	60,000	61,687

Lloyds TSB Bank PLC company guaranty sr. unsec. sub. notes
Ser. MTN, 6 1/2s, 2020 (United Kingdom)	3,600,000	3,352,990

National Australia Bank, Ltd. 144A sr. unsec. notes 2 1/2s, 2013
(Australia)	2,830,000	2,867,229

30

CORPORATE BONDS AND NOTES (15.4%)* cont.		Principal amount	Value

Banking cont.
Royal Bank of Scotland PLC (The) company guaranty sr. unsec.
unsub. notes Ser. 2, 3.4s, 2013 (United Kingdom)		$2,560,000	$2,543,872

Royal Bank of Scotland PLC (The) 144A company guaranty
sr. unsec. unsub. notes 4 7/8s, 2014 (United Kingdom)		1,620,000	1,660,710

Shinhan Bank 144A sr. unsec. bond 6s, 2012 (South Korea)		425,000	435,634

Sumitomo Mitsui Banking Corp. 144A sr. unsec. notes 2.15s,
2013 (Japan)		3,610,000	3,652,345

UBS AG/Jersey Branch jr. unsec. sub. FRB 4.28s, 2015
(Jersey)	EUR	27,000	29,642

VTB Bank OJSC Via VTB Capital SA sr. notes 6 1/4s, 2035
(Russia)		$500,000	512,500

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s,
2018 (Russia)		1,000,000	1,046,250

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 1/4s,
2035 (Russia)		1,850,000	1,896,250

Westpac Banking Corp. sr. unsec. unsub. bonds 2 1/4s, 2012
(Australia)		2,665,000	2,704,098

			39,664,311
Beverage (0.4%)
Anheuser-Busch InBev Worldwide, Inc. company guaranty
sr. unsec. unsub. notes 5 3/8s, 2014		2,775,000	3,122,005

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016		2,105,000	2,302,344

			5,424,349
Broadcasting (0.3%)
Belo Corp. sr. unsec. unsub. notes 8s, 2016		500,000	540,000

DISH DBS Corp. company guaranty 7 1/8s, 2016		977,000	1,038,063

Turner Broadcasting System, Inc. sr. unsec. unsub. note company
guaranty 8 3/8s, 2013		2,365,000	2,628,111

			4,206,174
Building materials (0.2%)
Building Materials Corp. 144A sr. notes 7s, 2020		1,010,000	1,070,600

Owens Corning company guaranty sr. unsec. notes 9s, 2019		1,500,000	1,760,625

			2,831,225
Cable television (0.5%)
CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018		1,020,000	1,086,300

Comcast Cable Holdings, LLC debs. 9.8s, 2012		290,000	296,022

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2015		2,205,000	2,513,954

CSC Holdings, LLC sr. unsec. unsub. notes 8 1/2s, 2014		1,715,000	1,882,213

Mediacom Broadband, LLC/Mediacom Broadband Corp. sr. unsec.
unsub. notes 8 1/2s, 2015		1,000,000	1,030,000

			6,808,489
Chemicals (0.4%)
Airgas, Inc. sr. unsec. unsub. notes 2.85s, 2013		1,145,000	1,170,659

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		950,000	1,009,375

Dow Chemical Co. (The) sr. unsec. notes 7.6s, 2014		1,270,000	1,441,202

INEOS Finance PLC 144A company guaranty sr. notes 9 1/4s,
2015 (United Kingdom)	EUR	195,000	272,536

Lyondell Chemical Co. company guaranty sr. sec. loans 8s, 2017		$813,000	914,625

31

CORPORATE BONDS AND NOTES (15.4%)* cont.		Principal amount	Value

Chemicals cont.
Lyondell Chemical Co. sr. notes 11s, 2018		$750,000	$835,313

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020		1,032,000	1,093,920

			6,737,630
Coal (0.2%)
Arch Western Finance, LLC company guaranty sr. notes
6 3/4s, 2013		481,000	485,810

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017		985,000	1,078,575

Peabody Energy Corp. company guaranty 7 3/8s, 2016		945,000	1,034,775

			2,599,160
Combined utilities (0.1%)
El Paso Corp. sr. unsec. notes 7s, 2017		1,140,000	1,276,800

			1,276,800
Commercial and consumer services (0.2%)
Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016		3,000,000	2,955,000

			2,955,000
Computers (0.2%)
Seagate Technology International 144A company guaranty sr. sec.
notes 10s, 2014 (Cayman Islands)		2,095,000	2,383,063

Xerox Corp. sr. unsec. unsub. notes 4 1/4s, 2015		120,000	127,147

			2,510,210
Consumer (0.1%)
Jarden Corp. company guaranty sr. unsec. sub. notes 7 1/2s, 2017		1,480,000	1,583,600

Yankee Candle Co. company guaranty sr. notes Ser. B,
8 1/2s, 2015		457,000	466,140

			2,049,740
Consumer goods (0.1%)
Beam, Inc. sr. unsec. unsub. notes 3s, 2012		1,635,000	1,647,263

			1,647,263
Consumer services (—%)
Corrections Corporation of America company guaranty sr. notes
7 3/4s, 2017		415,000	449,238

			449,238
Electric utilities (1.2%)
AES Corp. (The) sr. unsec. notes 8s, 2020		500,000	552,500

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		1,005,000	1,102,988

Aguila 3 SA company guaranty sr. notes Ser. REGS, 7 7/8s,
2018 (Luxembourg)	CHF	888,000	981,271

Allegheny Energy Supply 144A sr. unsec. bond 8 1/4s, 2012		$4,180,000	4,304,802

CMS Energy Corp. sr. unsec. unsub. notes FRN 1.35306s, 2013		760,000	744,800

FirstEnergy Corp. notes Ser. B, 6.45s, 2011		1,081,000	1,082,762

KCP&L Greater Missouri Operations Co. sr. unsec. unsub. notes
11 7/8s, 2012		3,439,000	3,671,191

Power Receivable Finance, LLC 144A sr. notes 6.29s, 2012		707,999	708,593

Texas-New Mexico Power Co. 144A 1st mtge. sec. 9 1/2s, 2019		3,816,000	4,952,333

			18,101,240
Electronics (—%)
NXP BV/NXP Funding, LLC company guaranty sr. notes FRN
Ser. EXCH, 3.15306s, 2013 (Netherlands)		435,000	426,300

			426,300

32

CORPORATE BONDS AND NOTES (15.4%)* cont.		Principal amount	Value

Financial (0.8%)
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
4 1/2s, 2014		$1,500,000	$1,466,250

Berkshire Hathaway Finance Corp. company guaranty sr. notes
4s, 2012		415,000	421,749

CIT Group, Inc. 144A company guaranty notes 5 1/4s, 2014		1,500,000	1,492,500

Erac USA Finance Co. 144A company guaranty notes 2 1/4s, 2014		3,185,000	3,207,352

Erac USA Finance Co. 144A company guaranty sr. notes
2 3/4s, 2013		2,315,000	2,356,745

GATX Corp. notes 4 3/4s, 2012		750,000	771,250

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 7 3/4s, 2016		1,150,000	1,178,750

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017		1,027,000	1,065,513

			11,960,109
Food (0.5%)
Dean Foods Co. company guaranty sr. unsec. unsub. notes
7s, 2016		365,000	366,825

Foodcorp (Pty), Ltd. 144A company guaranty sr. notes 8 3/4s,
2018 (South Africa)	EUR	250,000	332,891

JBS USA, LLC/JBS USA Finance, Inc. company guaranty
sr. unsec. notes 11 5/8s, 2014		$500,000	550,000

Kraft Foods, Inc. sr. unsec. notes 2 5/8s, 2013		3,270,000	3,346,976

Smithfield Foods, Inc. company guaranty sr. notes 10s, 2014		905,000	1,052,063

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014		1,960,000	2,273,600

			7,922,355
Forest products and packaging (0.7%)
Georgia-Pacific, LLC 144A company guaranty 7 1/8s, 2017		965,000	1,023,354

PE Paper Escrow GmbH 144A sr. notes 12s, 2014 (Austria)		890,000	965,650

Sealed Air Corp. sr. notes 7 7/8s, 2017		1,385,000	1,479,227

Sealed Air Corp. 144A notes 5 5/8s, 2013		1,442,000	1,503,699

Verso Paper Holdings, LLC/Verso Paper, Inc. sr. notes
11 1/2s, 2014		1,040,000	1,092,000

Weyerhaeuser Co. sr. unsec. unsub. notes 7 1/4s, 2013		4,175,000	4,502,374

			10,566,304
Gaming and lottery (—%)
Lottomatica SpA sub. notes FRN Ser. REGS, 8 1/4s, 2066 (Italy)	EUR	100,000	124,545

			124,545
Health-care services (0.2%)
Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015		$900,000	1,017,000

HCA, Inc. company guaranty sr. notes 7 7/8s, 2020		805,000	875,438

HCA, Inc. sr. notes 6 1/2s, 2020		665,000	694,925

Tenet Healthcare Corp. sr. notes 9s, 2015		785,000	834,063

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019		130,000	146,900

			3,568,326
Insurance (0.6%)
Hartford Financial Services Group, Inc. (The) jr. unsec. sub. debs.
FRB 8 1/8s, 2038		1,075,000	1,096,500

MetLife Global Funding I 144A sr. unsec. notes 2 7/8s, 2012		1,030,000	1,045,443

MetLife Global Funding I 144A sr. unsub. notes 5 1/8s, 2014		200,000	216,194

MetLife Global Funding I 144A sr. unsub. notes 5 1/8s, 2013		350,000	367,894

New York Life Global Funding 144A notes 3s, 2015		4,560,000	4,735,492

Prudential Financial, Inc. sr. notes 6.2s, 2015		1,595,000	1,753,369

			9,214,892

33

CORPORATE BONDS AND NOTES (15.4%)* cont.	Principal amount	Value

Investment banking/Brokerage (0.3%)
Goldman Sachs Group, Inc. (The) sr. notes 3 5/8s, 2012	$791,000	$802,885

TD Ameritrade Holding Corp. company guaranty sr. unsec. unsub.
notes 2.95s, 2012	4,250,000	4,335,740

		5,138,625
Lodging/Tourism (0.1%)
Host Hotels & Resorts LP company guaranty sr. unsec. unsub.
notes Ser. Q, 6 3/4s, 2016 R	1,000,000	1,035,000

MGM Resorts International sr. notes 10 3/8s, 2014	340,000	379,100

		1,414,100
Machinery (0.1%)
Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016	227,000	236,648

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020	1,000,000	1,020,000

		1,256,648
Media (0.2%)
Interpublic Group of Companies, Inc. (The) sr. unsec. notes
10s, 2017	895,000	1,024,775

Viacom, Inc. sr. unsec. notes 4 3/8s, 2014	1,571,000	1,691,868

		2,716,643
Metals (0.7%)
FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s, 2015
(Australia)	1,000,000	1,003,750

Freeport-McMoRan Copper & Gold, Inc. sr. unsec. notes 8 3/8s,
2017 (Indonesia)	1,836,000	1,962,225

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes
9s, 2019 (Australia)	1,985,000	2,711,026

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
7 3/8s, 2012	1,386,000	1,436,243

Teck Resources Limited sr. unsec. unsub. notes 7s, 2012 (Canada)	3,190,000	3,346,667

		10,459,911
Natural gas utilities (0.9%)
Energy Transfer Partners LP sr. unsec. unsub. notes 5.65s, 2012	3,780,000	3,894,969

Kinder Morgan, Inc./Kansas sr. notes 6 1/2s, 2012	2,510,000	2,560,200

NGPL PipeCo, LLC 144A sr. unsec. notes 6.514s, 2012	4,400,000	4,575,182

Total Capital SA company guaranty sr. unsec. unsub. notes 3s,
2015 (France)	2,900,000	3,077,228

		14,107,579
Office equipment and supplies (0.2%)
Staples, Inc. sr. unsec. notes 9 3/4s, 2014	2,495,000	2,878,701

		2,878,701
Oil and gas (0.8%)
Chesapeake Energy Corp. company guaranty sr. unsec. notes
9 1/2s, 2015	935,000	1,070,575

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A
company guaranty sr. unsec. notes 5 7/8s, 2021	300,000	303,000

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020	955,000	1,057,663

Gazprom Via OAO White Nights Finance BV notes 10 1/2s, 2014
(Netherlands)	1,000,000	1,148,800

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	593,000	609,308

Petrobras International Finance Co. company guaranty sr. unsec.
notes 3 7/8s, 2016 (Brazil)	5,000,000	5,116,505

34

CORPORATE BONDS AND NOTES (15.4%)* cont.		Principal amount	Value

Oil and gas cont.
Petrohawk Energy Corp. company guaranty sr. unsec. notes
10 1/2s, 2014		$1,000,000	$1,121,250

Plains Exploration & Production Co. company guaranty
7 3/4s, 2015		985,000	1,021,938

Ras Laffan Liquefied Natural Gas Co., Ltd. 144A company
guaranty sr. notes 4 1/2s, 2012 (Qatar)		1,000,000	1,020,000

			12,469,039
Pharmaceuticals (0.1%)
ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	510,000	718,114

			718,114
Power producers (0.1%)
GenOn Energy, Inc. sr. unsec. unsub. notes 7 5/8s, 2014		$1,500,000	1,530,000

			1,530,000
Railroads (—%)
RailAmerica, Inc. company guaranty sr. notes 9 1/4s, 2017		305,000	331,688

			331,688
Real estate (0.4%)
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R		1,730,000	1,747,300

Simon Property Group LP sr. unsec. unsub. notes 5.1s, 2015 R		3,900,000	4,282,477

Simon Property Group LP sr. unsec. unsub. notes 4.2s, 2015 R		300,000	319,035

			6,348,812
Regional Bells (0.3%)
Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017		1,005,000	1,072,838

Frontier Communications Corp. sr. unsec. notes 7 7/8s, 2015		2,835,000	3,003,328

Qwest Communications International, Inc. company guaranty
Ser. B, 7 1/2s, 2014		1,000,000	1,010,000

			5,086,166
Restaurants (—%)
Wendy’s Co. (The) company guaranty sr. unsec. unsub. notes
10s, 2016		500,000	545,000

			545,000
Retail (0.4%)
Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018		2,560,000	2,656,000

QVC, Inc. 144A sr. notes 7 1/8s, 2017		965,000	1,027,725

Sears Holdings Corp. company guaranty 6 5/8s, 2018		725,000	625,313

Toys R Us Property Co., LLC company guaranty sr. notes
8 1/2s, 2017		950,000	1,003,438

			5,312,476
Telecommunications (0.6%)
Digicel Group, Ltd. 144A sr. unsec. notes 12s, 2014 (Jamaica)		1,480,000	1,672,400

Inmarsat Finance PLC 144A company guaranty sr. notes 7 3/8s,
2017 (United Kingdom)		210,000	224,700

NII Capital Corp. company guaranty sr. unsec. unsub. notes
10s, 2016		1,270,000	1,428,750

SBA Tower Trust 144A company guaranty mtge. notes
4.254s, 2015		2,900,000	3,059,229

Sprint Capital Corp. company guaranty sr. unsec. notes
8 3/8s, 2012		1,036,000	1,046,360

35

CORPORATE BONDS AND NOTES (15.4%)* cont.	Principal amount		Value

Telecommunications cont.
Wind Acquisition Finance SA 144A company guaranty sr. notes
7 3/8s, 2018 (Netherlands)	EUR	850,000	$1,121,231

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017		$1,000,000	1,080,000

			9,632,670
Telephone (0.3%)
CenturyLink, Inc. sr. unsec. unsub. notes Ser. L, 7 7/8s, 2012		3,010,000	3,136,670

Cricket Communications, Inc. company guaranty sr. unsub. notes
7 3/4s, 2016		1,000,000	1,037,500

			4,174,170
Textiles (0.1%)
Hanesbrands, Inc. company guaranty sr. unsec. notes FRN Ser. B,
3.7695s, 2014		1,500,000	1,488,750

			1,488,750

Total corporate bonds and notes (cost $230,717,126)			$233,958,168

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.1%)*	strike price	amount	Value

Option on an interest rate swap with Bank of America,
N.A. for the right to receive a fixed rate of 1.81%
versus the three month USD-LIBOR-BBA maturing
February 2017.	Feb-12/1.81	$13,025,569	$278,487

Option on an interest rate swap with Bank of America,
N.A. for the right to pay a fixed rate of 1.81% versus
the three month USD-LIBOR-BBA maturing
February 2017.	Feb-12/1.81	13,025,569	45,199

Option on an interest rate swap with Bank of America,
N.A. for the right to pay a fixed rate of 2.355% versus
the three month USD-LIBOR-BBA maturing
December 2021.	Dec-11/2.355	52,069,000	885,173

Option on an interest rate swap with Bank of America,
N.A. for the right to receive a fixed rate of 2.355%
versus the three month USD-LIBOR-BBA maturing
December 2021.	Dec-11/2.355	52,069,000	788,845

Option on an interest rate swap with Bank of America,
N.A. for the right to pay a fixed rate of 0.5325%
versus the three month USD-LIBOR-BBA maturing
December 2013.	Dec-11/0.5325	90,380,509	144,157

Option on an interest rate swap with Bank of America,
N.A. for the right to receive a fixed rate of 0.5325%
versus the three month USD-LIBOR-BBA maturing
December 2013.	Dec-11/0.5325	90,380,509	48,805

Option on an interest rate swap with Bank of America,
N.A. for the right to pay a fixed rate of 0.5175%
versus the three month USD-LIBOR-BBA maturing
November 2013.	Nov-11/0.5175	90,380,509	88,573

Option on an interest rate swap with Bank of America,
N.A. for the right to receive a fixed rate of 0.5175%
versus the three month USD-LIBOR-BBA maturing
November 2013.	Nov-11/0.5175	90,380,509	1,898

36

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.1%)* cont.	strike price	amount	Value

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 3.37%
versus the three month USD-LIBOR-BBA
maturing August 2022.	Aug-12/3.37	$39,445,428	$3,302,371

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 3.37% versus
the three month USD-LIBOR-BBA maturing
August 2022.	Aug-12/3.37	39,445,428	491,096

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 3.52%
versus the three month USD-LIBOR-BBA maturing
August 2022.	Jul-12/3.52	32,871,190	3,118,161

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 3.52% versus
the three month USD-LIBOR-BBA maturing
August 2022.	Jul-12/3.52	32,871,190	327,397

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 3.36%
versus the three month USD-LIBOR-BBA maturing
August 2022.	Jul-12/3.36	32,871,190	2,729,952

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 3.36% versus
the three month USD-LIBOR-BBA maturing
August 2022.	Jul-12/3.36	32,871,190	411,219

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 3.51%
versus the three month USD-LIBOR-BBA maturing
July 2022.	Jul-12/3.51	13,148,476	1,237,272

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 3.51% versus
the three month USD-LIBOR-BBA maturing
July 2022.	Jul-12/3.51	13,148,476	130,564

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 3.5375%
versus the three month USD-LIBOR-BBA maturing
July 2022.	Jul-12/3.5375	32,871,190	3,167,139

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 3.5375% versus
the three month USD-LIBOR-BBA maturing
July 2022.	Jul-12/3.5375	32,871,190	310,633

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 1.9275%
versus the three month USD-LIBOR-BBA maturing
April 2022.	Apr-12/1.9275	37,115,000	326,612

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 1.765%
versus the three month USD-LIBOR-BBA maturing
April 2022.	Apr-12/1.765	18,596,000	105,811

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 2.015%
versus the three month USD-LIBOR-BBA maturing
April 2022.	Apr-12/2.015	7,438,000	78,620

37

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.1%)* cont.	strike price	amount	Value

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 0.52% versus
the three month USD-LIBOR-BBA maturing
March 2014.	Mar-12/0.52	$72,447,000	$256,462

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 0.52%
versus the three month USD-LIBOR-BBA maturing
March 2014.	Mar-12/0.52	72,447,000	93,457

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 0.6075%
versus the three month USD-LIBOR-BBA maturing
January 2014.	Dec-11/0.6075	41,827,000	66,923

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 0.6075% versus
the three month USD-LIBOR-BBA maturing
January 2014.	Dec-11/0.6075	41,827,000	60,816

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 1.3525% versus
the three month USD-LIBOR-BBA maturing
December 2016.	Dec-11/1.3525	52,069,000	349,904

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 1.3525%
versus the three month USD-LIBOR-BBA maturing
December 2016.	Dec-11/1.3525	52,069,000	297,835

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 4.12%
versus the three month USD-LIBOR-BBA maturing
December 2041.	Dec-11/4.12	20,836,258	4,796,090

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 4.12% versus
the three month USD-LIBOR-BBA maturing
December 2041.	Dec-11/4.12	20,836,258	8,960

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 3.21%
versus the three month USD-LIBOR-BBA maturing
November 2021.	Nov-11/3.21	35,986,845	2,825,687

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 3.21% versus
the three month USD-LIBOR-BBA maturing
November 2021.	Nov-11/3.21	35,986,845	2,519

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 2.85%
versus the three month USD-LIBOR-BBA maturing
November 2021.	Nov-11/2.85	34,437,875	1,616,169

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 2.85% versus
the three month USD-LIBOR-BBA maturing
November 2021.	Nov-11/2.85	34,437,875	34

Option on an interest rate swap with Citibank, N.A.
for the right to receive a fixed rate of 2.1075%
versus the three month USD-LIBOR-BBA maturing
July 2022.	Jul-12/2.1075	37,351,000	600,231

38

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.1%)* cont.	strike price	amount	Value

Option on an interest rate swap with Citibank, N.A.
for the right to receive a fixed rate of 1.9275%
versus the three month USD-LIBOR-BBA maturing
April 2022.	Apr-12/1.9275	$37,115,000	$326,612

Option on an interest rate swap with Citibank, N.A.
for the right to receive a fixed rate of 1.9475%
versus the three month USD-LIBOR-BBA maturing
January 2022.	Jan-12/1.9475	37,351,000	189,370

Option on an interest rate swap with Citibank, N.A.
for the right to receive a fixed rate of 4.1175%
versus the three month USD-LIBOR-BBA maturing
December 2041.	Dec-11/4.1175	14,319,049	3,295,100

Option on an interest rate swap with Citibank, N.A.
for the right to pay a fixed rate of 4.1175% versus
the three month USD-LIBOR-BBA maturing
December 2041.	Dec-11/4.1175	14,319,049	3,293

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate
of 2.1075% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/2.1075	37,351,000	600,231

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate
of 1.9275% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	37,115,000	326,612

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate
of 3.425% versus the three month USD-LIBOR-BBA
maturing November 2041.	Nov-11/3.425	25,138,700	2,334,128

Option on an interest rate swap with Credit Suisse
International for the right to pay a fixed rate
of 3.425% versus the three month USD-LIBOR-BBA
maturing November 2041.	Nov-11/3.425	25,138,700	35,446

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 1.998%
versus the three month USD-LIBOR-BBA maturing
April 2022.	Apr-12/1.998	37,115,000	386,367

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 1.9275%
versus the three month USD-LIBOR-BBA maturing
April 2022.	Apr-12/1.9275	37,115,000	326,612

Option on an interest rate swap with Deutsche Bank
AG for the right to pay a fixed rate of 0.555% versus
the three month USD-LIBOR-BBA maturing
February 2014.	Feb-12/0.555	90,380,509	224,144

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 0.555%
versus the three month USD-LIBOR-BBA maturing
February 2014.	Feb-12/0.555	90,380,509	123,821

Option on an interest rate swap with Deutsche Bank
AG for the right to pay a fixed rate of 0.545% versus
the three month USD-LIBOR-BBA maturing
January 2014.	Jan-12/0.545	90,380,509	185,099

39

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.1%)* cont.	strike price	amount	Value

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 0.545%
versus the three month USD-LIBOR-BBA maturing
January 2014.	Jan-12/0.545	$90,380,509	$91,284

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 3.855%
versus the three month USD-LIBOR-BBA maturing
December 2041.	Dec-11/3.855	20,561,413	3,653,352

Option on an interest rate swap with Deutsche Bank
AG for the right to pay a fixed rate of 4.355% versus
the three month USD-LIBOR-BBA maturing
December 2041.	Dec-11/4.355	20,561,413	411

Option on an interest rate swap with Deutsche Bank
AG for the right to pay a fixed rate of 1.30% versus
the three month USD-LIBOR-BBA maturing
November 2016.	Nov-11/1.30	52,069,000	223,897

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 1.30% versus
the three month USD-LIBOR-BBA maturing
November 2016.	Nov-11/1.30	52,069,000	152,562

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.1825% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/2.1825	7,703,000	144,508

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.11875% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/2.11875	37,351,000	612,183

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.35% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/2.35	7,703,000	174,550

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 1.998% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.998	37,115,000	386,367

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 1.9275% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	37,115,000	326,612

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.075%
versus the three month USD-LIBOR-BBA maturing
March 2022.	Mar-12/2.075	52,058,000	2,430,067

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.075% versus the three month USD-LIBOR-BBA
maturing March 2022.	Mar-12/2.075	52,058,000	606,996

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 1.86% versus the three month USD-LIBOR-BBA
maturing March 2017.	Mar-12/1.86	13,482,606	309,426

40

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.1%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 1.86%
versus the three month USD-LIBOR-BBA maturing
March 2017.	Mar-12/1.86	$13,482,606	$60,672

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate
of 2.0525% versus the three month USD-LIBOR-BBA
maturing February 2022.	Feb-12/2.0525	52,058,000	2,312,937

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.0525% versus the three month USD-LIBOR-BBA
maturing February 2022.	Feb-12/2.0525	52,058,000	507,566

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.27% versus the three month USD-LIBOR-BBA
maturing January 2022.	Jan-12/2.27	7,703,000	117,086

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.03%
versus the three month USD-LIBOR-BBA maturing
January 2022.	Jan-12/2.03	52,058,000	2,178,627

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.03% versus the three month USD-LIBOR-BBA
maturing January 2022.	Jan-12/2.03	52,058,000	388,873

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 1.96325% versus the three month USD-LIBOR-BBA
maturing January 2022.	Jan-12/1.96325	37,351,000	197,960

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 3.60% versus the three month USD-LIBOR-BBA
maturing January 2042.	Jan-12/3.60	27,191,171	3,588,147

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 4.60%
versus the three month USD-LIBOR-BBA maturing
January 2042.	Jan-12/4.60	27,191,171	4,079

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 0.61% versus the three month USD-LIBOR-BBA
maturing January 2014.	Dec-11/0.61	36,223,000	59,406

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.61%
versus the three month USD-LIBOR-BBA maturing
January 2014.	Dec-11/0.61	36,223,000	52,886

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.01%
versus the three month USD-LIBOR-BBA maturing
December 2021.	Dec-11/2.01	52,058,000	2,016,206

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.01% versus the three month USD-LIBOR-BBA
maturing December 2021.	Dec-11/2.01	52,058,000	244,152

41

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.1%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.476%
versus the three month USD-LIBOR-BBA maturing
December 2013.	Dec-11/0.476	$72,447,000	$191,985

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 0.476% versus the three month USD-LIBOR-BBA
maturing December 2013.	Dec-11/0.476	72,447,000	28,254

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.53%
versus the three month USD-LIBOR-BBA maturing
December 2013.	Dec-11/0.53	72,447,000	143,590

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 0.53% versus the three month USD-LIBOR-BBA
maturing December 2013.	Dec-11/0.53	72,447,000	52,886

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.745%
versus the three month USD-LIBOR-BBA maturing
December 2014.	Dec-11/0.745	62,741,000	172,036

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 0.745% versus the three month USD-LIBOR-BBA
maturing December 2014.	Dec-11/0.745	62,741,000	131,129

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.99% versus the three month USD-LIBOR-BBA
maturing December 2041.	Dec-11/2.99	83,806,314	3,303,645

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.99%
versus the three month USD-LIBOR-BBA maturing
December 2041.	Dec-11/2.99	83,806,314	3,214,810

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 3.11% versus the three month USD-LIBOR-BBA
maturing November 2041.	Nov-11/3.11	9,125,232	379,975

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 3.11%
versus the three month USD-LIBOR-BBA maturing
November 2041.	Nov-11/3.11	9,125,232	133,228

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.715%
versus the three month USD-LIBOR-BBA maturing
November 2014.	Nov-11/0.715	62,741,000	108,542

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 0.715% versus the three month USD-LIBOR-BBA
maturing November 2014.	Nov-11/0.715	62,741,000	66,505

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 4.0325% versus the three month USD-LIBOR-BBA
maturing November 2041.	Nov-11/4.0325	17,958,447	3,876,510

42

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.1%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate
of 4.0325% versus the three month USD-LIBOR-BBA
maturing November 2041.	Nov-11/4.0325	$17,958,447	$18

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 3.54%
versus the three month USD-LIBOR-BBA maturing
July 2022.	Jul-12/3.54	30,869,388	2,982,600

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 3.54%
versus the three month USD-LIBOR-BBA maturing
July 2022.	Jul-12/3.54	30,869,388	287,703

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 3.49%
versus the three month USD-LIBOR-BBA maturing
July 2022.	Jul-12/3.49	32,897,229	3,052,863

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 3.49%
versus the three month USD-LIBOR-BBA maturing
July 2022.	Jul-12/3.49	32,897,229	326,012

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate
of 1.9275% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	37,115,000	326,612

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate
of 1.953% versus the three month USD-LIBOR-BBA
maturing January 2022.	Jan-12/1.953	37,351,000	193,478

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 2.3175%
versus the three month USD-LIBOR-BBA maturing
November 2021.	Nov-11/2.3175	52,069,000	558,700

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate
of 2.3175% versus the three month USD-LIBOR-BBA
maturing November 2021.	Nov-11/2.3175	52,069,000	424,883

Option on an interest rate swap with UBS AG
for the right to pay a fixed rate of 1.722% versus
the six month CHF-LIBOR-BBA maturing
January 2014.	Jan-12/1.722	CHF 15,020,000	11,738

Total purchased options outstanding (cost $63,798,463)			$78,158,420

ASSET-BACKED SECURITIES (3.4%)*	Principal amount		Value

Countrywide Asset Backed Certificates
FRB Ser. 07-3, Class 2A2, 0.41472s, 2047		$3,826,000	$2,702,430
FRB Ser. 07-8, Class 2A2, 0.37472s, 2037 F		3,881,000	3,006,295
FRB Ser. 07-1, Class 2A2, 0.34472s, 2037 F		2,000,000	1,679,173

First Franklin Mortgage Loan Asset Backed Certificates
FRB Ser. 06-FF5, Class 2A3, 0.40472s, 2036 F		10,708,869	5,779,944
FRB Ser. 06-FF11, Class 2A3, 0.39472s, 2036		5,166,000	2,557,170

43

ASSET-BACKED SECURITIES (3.4%)* cont.	Principal amount	Value

Green Tree Financial Corp.
Ser. 1999-4, Class A7, 7.41s, 2026	$37,749	$32,877
Ser. 99-3, Class A8, 7.06s, 2031	1,876,000	1,601,635
Ser. 1997-5, Class M1, 6.95s, 2029	5,010,000	4,872,225

GSAA Home Equity Trust
FRB Ser. 06-3, Class A3, 0.54472s, 2036 F	3,343,928	1,579,229
FRB Ser. 05-11, Class 3A4, 0.49472s, 2035	1,333,172	999,879
FRB Ser. 07-3, Class A4A, 0.46472s, 2047	3,393,757	1,476,284
FRB Ser. 06-3, Class A2, 0.43472s, 2036	8,558,621	3,530,431
FRB Ser. 06-11, Class 2A2, 0.40472s, 2036	5,499,334	2,144,740
FRB Ser. 06-12, Class A2A, 0.39472s, 2036	2,047,120	839,319
FRB Ser. 06-12, Class A1, 0.29472s, 2036	9,447,980	3,996,495
FRB Ser. 07-3, Class 2A1A, 0.19069s, 2047	5,315,072	2,232,330

HSI Asset Securitization Corp. Trust FRB Ser. 06-HE1, Class 2A1,
0.29472s, 2036	40,321	16,733

Lehman XS Trust FRB Ser. 06-8, Class 2A1, 0.42472s, 2036	4,000,678	1,700,288

Merrill Lynch First Franklin Mortgage Loan Asset Backed Certificates
FRB Ser. 07-1, Class A2B, 0.41472s, 2037	4,317,216	1,899,575

Oakwood Mortgage Investors, Inc.
Ser. 01-C, Class A4, 7.405s, 2030	2,781,215	1,550,527
Ser. 00-D, Class A4, 7.4s, 2030	3,439,946	2,106,967
Ser. 02-A, Class A4, 6.97s, 2032	2,485,547	2,252,527
Ser. 98-A, Class M, 6.825s, 2028	2,176,000	2,113,585
Ser. 01-D, Class A2, 5.26s, 2019	2,540,672	1,492,645

WAMU Asset-Backed Certificates FRB Ser. 07-HE1, Class 2A1,
0.29472s, 2037	58,629	55,313

Total asset-backed securities (cost $58,877,822)		$52,218,616

SENIOR LOANS (3.4%)* [c]	Principal amount	Value

Advertising and marketing services (0.1%)
Affinion Group, Inc. bank term loan FRN 5s, 2016	$989,962	$910,765

		910,765
Airlines (0.1%)
Delta Air Lines, Inc. bank term loan FRN Ser. B, 5 1/2s, 2017	830,918	805,990

		805,990
Biotechnology (0.1%)
Quintiles Transnational Corp. bank term loan FRN Ser. B, 5s, 2018	997,500	983,784

		983,784
Broadcasting (—%)
Cumulus Media, Inc. bank term loan FRN 5 3/4s, 2018	800,000	788,000

		788,000
Building materials (—%)
Nortek, Inc. bank term loan FRN Ser. B, 5 1/4s, 2017	680,000	665,833

		665,833
Cable television (—%)
Atlantic Broadband Finance, LLC bank term loan FRN Ser. B, 4s, 2016	584,908	573,210

		573,210
Chemicals (0.2%)
AZ Chem US, Inc. bank term loan FRN 4 3/4s, 2017	213,211	212,678

General Chemical Group, Inc. bank term loan FRN Ser. B, 5s, 2018	689,834	681,499

Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017	1,462,650	1,404,144

Styron Corp. bank term loan FRN 6s, 2017	496,250	453,138

Tronox Worldwide bank term loan FRN Ser. B, 7s, 2015	496,250	493,769

		3,245,228

44

SENIOR LOANS (3.4%)* [c] cont.	Principal amount		Value

Commercial and consumer services (0.2%)
Interactive Data Corp. bank term loan FRN 4 1/2s, 2018		$711,425	$703,866

MoneyGram International, Inc. bank term loan FRN Ser. B,
4 1/2s, 2017		1,307,692	1,291,346

ServiceMaster Co. (The) bank term loan FRN Ser. B, 2.76s, 2014		1,082,839	1,032,758

ServiceMaster Co. (The) bank term loan FRN Ser. DD, 2.74s, 2014		107,835	102,847

			3,130,817
Communications equipment (—%)
CommScope, Inc. bank term loan FRN Ser. B, 5s, 2018		353,225	350,576

			350,576
Computers (0.1%)
Eagle Parent, Inc. bank term loan FRN 5s, 2018		997,500	973,809

Syniverse Holdings, Inc. bank term loan FRN 5 1/4s, 2017		661,005	661,005

			1,634,814
Consumer finance (0.1%)
Ocwen Financial Corp. bank term loan FRN Ser. B, 7 3/4s, 2016		780,000	772,200

			772,200
Consumer goods (0.1%)
Revlon Consumer Products bank term loan FRN Ser. B,
4 3/4s, 2017		1,496,250	1,483,158

Spectrum Brands, Inc. bank term loan FRN 5s, 2016		772,407	769,510

			2,252,668
Containers (0.1%)
Reynolds Group Holdings, Inc, bank term loan FRN Ser. C,
6 1/2s, 2018		375,000	373,125

Reynolds Group Holdings, Inc. bank term loan FRN Ser. E,
6 1/2s, 2018		497,500	495,945

			869,070
Electric utilities (—%)
AES Corp. (The) bank term loan FRN Ser. B, 4 1/4s, 2018		497,500	496,256

			496,256
Energy (oil field) (—%)
Frac Tech International, LLC bank term loan FRN Ser. B,
6 1/4s, 2016		497,743	493,299

			493,299
Food (0.1%)
Dean Foods Co. bank term loan FRN Ser. A1, 3.24s, 2014		389,610	380,065

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018		478,800	466,830

			846,895
Forest products and packaging (0.1%)
Exopack, LLC bank term loan FRN Ser. B, 6 1/2s, 2017		832,913	816,254

			816,254
Gaming and lottery (0.4%)
Boyd Gaming Corp. bank term loan FRN Ser. A, 3.739s, 2015		1,443,750	1,345,094

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B1, 3.253s, 2015		1,000,000	882,143

CCM Merger, Inc. bank term loan FRN Ser. B, 7s, 2017		962,480	954,058

Gateway Casinos & Entertainment, Inc. bank term loan FRN
Ser. B1, 5 1/4s, 2016	CAD	2,493,750	2,376,787

Isle of Capri Casinos, Inc. bank term loan FRN 4 3/4s, 2017		$855,700	855,700

			6,413,782
Health-care services (0.2%)
DaVita, Inc. bank term loan FRN Ser. B, 4 1/2s, 2016		992,500	987,538

Emergency Medical Services Corp. bank term loan FRN Ser. B,
5 1/4s, 2018		597,000	582,672

45

SENIOR LOANS (3.4%)* [c] cont.	Principal amount	Value

Health-care services cont.
IASIS Healthcare, LLC bank term loan FRN Ser. B, 5s, 2018	$567,150	$553,680

Kindred Healthcare, Inc. bank term loan FRN Ser. B, 5 1/4s, 2018	748,125	692,016

Multiplan, Inc. bank term loan FRN Ser. B, 4 3/4s, 2017	962,825	928,324

		3,744,230
Insurance (—%)
CNO Financial Group, Inc. bank term loan FRN 6 1/4s, 2016	301,642	302,396

		302,396
Machinery (—%)
Terex Corp. bank term loan FRN Ser. B, 5 1/2s, 2017	665,000	664,584

		664,584
Manufacturing (0.1%)
SRAM Corp. bank term loan FRN 4.78s, 2018	813,724	805,587

		805,587
Media (—%)
Nielsen Finance LLC bank term loan FRN Ser. C, 3.492s, 2016	496,231	493,130

		493,130
Medical technology (0.1%)
Kinetic Concepts, Inc. bank term loan FRN Ser. B, 7s, 2018	1,000,000	1,002,031

		1,002,031
Metals (—%)
Novelis, Inc. bank term loan FRN Ser. B, 3 3/4s, 2017	282,863	280,830

		280,830
Oil and gas (0.1%)
MEG Energy Corp. bank term loan FRN Ser. B, 4s, 2018 (Canada)	835,000	832,217

		832,217
Pharmaceuticals (0.1%)
Capsugel Holdings US, Inc. bank term loan FRN Ser. B, 5 1/4s, 2018	1,000,000	1,001,250

		1,001,250
Power producers (—%)
New Development Holdings, LLC bank term loan FRN Ser. B,
4 1/2s, 2018	398,000	393,212

		393,212
Publishing (0.1%)
Cengage Learning Acquisitions, Inc. bank term loan FRN Ser. B,
2.49s, 2014	989,691	849,278

Cenveo Corp. bank term loan FRN Ser. B, 6 1/4s, 2016	794,000	782,090

		1,631,368
Railroads (0.1%)
Swift Transportation Co., LLC bank term loan FRN 6s, 2016	873,261	872,442

		872,442
Restaurants (0.1%)
Burger King Holdings, Inc. bank term loan FRN Ser. B, 4 1/2s, 2016	918,063	912,707

DineEquity, Inc. bank term loan FRN Ser. B, 4 1/4s, 2017	380,849	379,897

		1,292,604
Retail (0.5%)
Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B, 6 1/4s, 2017	246,875	241,056

Claire’s Stores, Inc. bank term loan FRN 2.991s, 2014	498,294	439,620

Gymboree Corp. bank term loan FRN 5s, 2018	496,250	464,821

J. Crew Group, Inc. bank term loan FRN Ser. B, 4 3/4s, 2018	995,000	932,066

Jo-Ann Stores, Inc. bank term loan FRN Ser. B, 4 3/4s, 2018	1,246,875	1,197,000

NBTY, Inc. bank term loan FRN Ser. B, 4 1/4s, 2017	794,000	791,023

Neiman Marcus Group, Inc. (The) bank term loan FRN 4 3/4s, 2018	1,280,000	1,241,371

46

SENIOR LOANS (3.4%)* [c] cont.	Principal amount	Value

Retail cont.
PETCO Animal Supplies, Inc. bank term loan FRN 4 1/2s, 2017	$990,000	$978,863

Rite Aid Corp. bank term loan FRN 4 1/2s, 2018	971,916	918,461

		7,204,281
Semiconductor (—%)
Edwards, Ltd. bank term loan FRN 5 1/2s, 2016 (United Kingdom)	198,500	185,432

Edwards, Ltd. bank term loan FRN Ser. B, 5 1/2s, 2016
(United Kingdom)	198,500	185,432

		370,864
Telecommunications (0.3%)
Intelsat Jackson Holdings SA bank term loan FRN 3.246s, 2014
(Luxembourg)	1,000,000	953,000

Intelsat Jackson Holdings, Ltd. bank term loan FRN Ser. B, 5 1/4s,
2018 (Bermuda)	995,000	987,538

Level 3 Financing, Inc. bank term loan FRN Ser. B2, 5 3/4s, 2018	665,000	653,363

MetroPCS Wireless, Inc. bank term loan FRN Ser. B3, 4s, 2018	1,119,370	1,098,849

SBA Communications Corp. bank term loan FRN Ser. B, 3 3/4s, 2018	498,750	493,763

		4,186,513

Total senior loans (cost $52,291,406)		$51,126,980

FOREIGN GOVERNMENT BONDS AND NOTES (1.8%)*	Principal amount	Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017	$2,810,000	$2,304,200

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013	1,175,000	1,138,669

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015	13,520,000	12,170,298

Argentina (Republic of) sr. unsec. unsub. bonds FRB 0.439s, 2012	14,010,000	1,654,301

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s, 2021	960,000	938,425

Korea Development Bank (The) sr. unsec. unsub. notes 4s,
2016 (South Korea)	2,000,000	2,022,182

Ontario (Province of) sr. unsec. unsub. bonds 1 7/8s, 2012 (Canada)	2,100,000	2,128,701

Ukraine (Government of) sr. unsec. bonds 6.385s, 2012	4,000,000	3,957,880

Ukraine (Government of) 144A sr. unsec. unsub. notes 7.65s, 2013	1,700,000	1,674,500

Total foreign government bonds and notes (cost $29,141,836)		$27,989,156

SHORT-TERM INVESTMENTS (44.6%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.05% [e]	94,518,953	$94,518,953

Straight-A Funding, LLC commercial paper with an effective
yield of 0.188%, January 18, 2012	$15,000,000	14,993,825

U.S. Treasury Bills with an effective yield of 0.221%,
March 8, 2012	60,000,000	59,948,800

U.S. Treasury Bills with an effective yield of 0.166%,
November 17, 2011 # ##	50,000,000	49,995,444

U.S. Treasury Bills with an effective yield of 0.110%,
October 18, 2012 ##	65,000,000	64,929,771

U.S. Treasury Bills with an effective yield of 0.245%,
February 9, 2012 ##	25,000,000	24,979,861

U.S. Treasury Bills with an effective yield of 0.071%,
July 26, 2012 ##	20,000,000	19,989,429

U.S. Treasury Bills with effective yields ranging from
0.101% to 0.200%, December 15, 2011 # ##	107,000,000	106,974,107

U.S. Treasury Bills with effective yields ranging from
0.119% to 0.150%, May 3, 2012 # ##	74,000,000	73,947,100

47

SHORT-TERM INVESTMENTS (44.6%)* cont.	Principal amount	Value

U.S. Treasury Bills with effective yields ranging from
0.072% to 0.128%, April 5, 2012 ##	$88,000,000	$87,963,058

U.S. Treasury Bills with effective yields ranging from
0.092% to 0.099%, August 23, 2012 ##	81,000,000	80,937,408

Total short-term investments (cost $679,177,756)		$679,177,756

TOTAL INVESTMENTS

Total investments (cost $2,111,253,676)		$2,109,532,269

Key to holding’s currency abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
SEK	Swedish Krona
USD / $	United States Dollar

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FDIC Guaranteed	Federal Deposit Insurance Corp. Guaranteed
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2010 through October 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $1,523,374,423.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

∆ Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

48

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $553,787,866 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rates shown are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 10/31/11 (aggregate face value $887,827,808)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	11/16/11	$763,722	$696,712	$(67,010)

	Brazilian Real	Buy	11/16/11	1,045,288	965,880	79,408

	British Pound	Sell	11/16/11	2,433,379	2,347,639	(85,740)

	Canadian Dollar	Sell	11/16/11	3,123,790	2,972,907	(150,883)

	Chilean Peso	Sell	11/16/11	212,995	195,939	(17,056)

	Czech Koruna	Buy	11/16/11	839,655	800,058	39,597

	Euro	Buy	11/16/11	461,814	429,337	32,477

	Hungarian Forint	Sell	11/16/11	355,152	344,423	(10,729)

	Japanese Yen	Sell	11/16/11	6,907,701	6,957,644	49,943

	Mexican Peso	Sell	11/16/11	435,051	420,432	(14,619)

	Norwegian Krone	Sell	11/16/11	1,119,394	1,061,205	(58,189)

	Russian Ruble	Buy	11/16/11	647,365	596,343	51,022

	Singapore Dollar	Buy	11/16/11	136,993	131,151	5,842

	South African Rand	Sell	11/16/11	164,824	162,386	(2,438)

	South Korean Won	Sell	11/16/11	651,665	601,294	(50,371)

	Swedish Krona	Sell	11/16/11	1,512,691	1,432,328	(80,363)

	Swiss Franc	Buy	11/16/11	1,825,386	1,752,352	73,034

	Taiwan Dollar	Sell	11/16/11	1,635,815	1,594,268	(41,547)

	Turkish Lira	Sell	11/16/11	1,289,930	1,199,266	(90,664)

Barclays Bank PLC

	Australian Dollar	Buy	11/16/11	12,558,861	12,909,963	(351,102)

	Brazilian Real	Sell	11/16/11	15,560	14,328	(1,232)

	British Pound	Sell	11/16/11	9,008,616	8,883,851	(124,765)

	Canadian Dollar	Sell	11/16/11	11,516,112	11,328,036	(188,076)

	Chilean Peso	Sell	11/16/11	185,635	170,657	(14,978)

	Czech Koruna	Sell	11/16/11	139,007	132,356	(6,651)

	Euro	Sell	11/16/11	5,762,986	5,863,457	100,471

49

FORWARD CURRENCY CONTRACTS at 10/31/11 (aggregate face value $887,827,808) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.

	Hungarian Forint	Sell	11/16/11	$3,584,169	$3,623,746	$39,577

	Indian Rupee	Sell	11/16/11	5,071,584	4,975,762	(95,822)

	Indonesian Rupiah	Sell	11/16/11	1,152,409	1,093,929	(58,480)

	Japanese Yen	Buy	11/16/11	5,477,543	5,441,601	35,942

	Malaysian Ringgit	Buy	11/16/11	1,458,417	1,395,047	63,370

	Mexican Peso	Buy	11/16/11	940,190	960,186	(19,996)

	New Zealand Dollar	Buy	11/16/11	1,213,676	1,139,839	73,837

	Norwegian Krone	Buy	11/16/11	15,439,129	15,148,572	290,557

	Polish Zloty	Buy	11/16/11	31,803	92,280	(60,477)

	Russian Ruble	Sell	11/16/11	281,684	258,934	(22,750)

	Singapore Dollar	Sell	11/16/11	352,166	336,699	(15,467)

	South Korean Won	Buy	11/16/11	2,813,673	2,762,813	50,860

	Swedish Krona	Sell	11/16/11	14,748,749	14,217,424	(531,325)

	Swiss Franc	Sell	11/16/11	3,088,799	2,964,243	(124,556)

	Taiwan Dollar	Buy	11/16/11	685,591	747,218	(61,627)

	Thai Baht	Buy	11/16/11	218,093	214,110	3,983

	Turkish Lira	Buy	11/16/11	2,380,069	2,215,455	164,614

Citibank, N.A.

	Australian Dollar	Buy	11/16/11	15,795,028	15,625,386	169,642

	Brazilian Real	Buy	11/16/11	2,346,500	2,163,018	183,482

	British Pound	Sell	11/16/11	7,489,522	7,413,138	(76,384)

	Canadian Dollar	Sell	11/16/11	14,045,873	13,854,211	(191,662)

	Chilean Peso	Buy	11/16/11	519,982	477,734	42,248

	Czech Koruna	Sell	11/16/11	1,073,996	1,028,858	(45,138)

	Euro	Sell	11/16/11	10,086,989	10,152,488	65,499

	Hungarian Forint	Sell	11/16/11	1,260,203	1,223,746	(36,457)

	Japanese Yen	Sell	11/16/11	5,529,456	5,637,448	107,992

	Mexican Peso	Buy	11/16/11	668,760	648,021	20,739

	New Zealand Dollar	Sell	11/16/11	757,598	711,245	(46,353)

	Norwegian Krone	Buy	11/16/11	3,759,060	3,563,776	195,284

	Polish Zloty	Sell	11/16/11	815,691	774,773	(40,918)

	Singapore Dollar	Sell	11/16/11	461,347	441,504	(19,843)

	South African Rand	Sell	11/16/11	1,758,966	1,733,336	(25,630)

	South Korean Won	Buy	11/16/11	51,644	47,652	3,992

	Swedish Krona	Sell	11/16/11	1,743,221	1,652,025	(91,196)

	Swiss Franc	Sell	11/16/11	2,024,218	1,942,677	(81,541)

	Taiwan Dollar	Buy	11/16/11	1,143,163	1,190,299	(47,136)

	Turkish Lira	Buy	11/16/11	169,920	158,160	11,760

Credit Suisse AG

	Australian Dollar	Buy	11/16/11	17,255,454	17,006,023	249,431

	Brazilian Real	Sell	11/16/11	2,184,806	2,016,667	(168,139)

	British Pound	Sell	11/16/11	2,214,896	2,392,363	177,467

	Canadian Dollar	Sell	11/16/11	22,788,314	22,279,312	(509,002)

	Chilean Peso	Buy	11/16/11	14,532	13,355	1,177

50

FORWARD CURRENCY CONTRACTS at 10/31/11 (aggregate face value $887,827,808) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse AG cont.

	Czech Koruna	Buy	11/16/11	$549,195	$523,601	$25,594

	Euro	Sell	11/16/11	19,559,011	19,558,707	(304)

	Hungarian Forint	Sell	11/16/11	1,963,949	1,905,039	(58,910)

	Indian Rupee	Sell	11/16/11	4,673,682	4,584,457	(89,225)

	Japanese Yen	Sell	11/16/11	7,799,699	8,055,536	255,837

	Malaysian Ringgit	Sell	11/16/11	318,317	304,249	(14,068)

	Mexican Peso	Buy	11/16/11	2,653,937	2,589,688	64,249

	Norwegian Krone	Buy	11/16/11	20,156,485	20,218,860	(62,375)

	Polish Zloty	Sell	11/16/11	764,801	732,466	(32,335)

	Russian Ruble	Buy	11/16/11	513,112	471,564	41,548

	South African Rand	Buy	11/16/11	1,294,624	1,286,081	8,543

	South Korean Won	Sell	11/16/11	2,532,225	2,350,592	(181,633)

	Swedish Krona	Sell	11/16/11	9,424,563	9,653,948	229,385

	Swiss Franc	Sell	11/16/11	1,339,756	1,284,676	(55,080)

	Taiwan Dollar	Buy	11/16/11	843,004	900,240	(57,236)

	Turkish Lira	Sell	11/16/11	1,356,771	1,262,335	(94,436)

Deutsche Bank AG

	Australian Dollar	Buy	11/16/11	91,849	296,464	(204,615)

	Brazilian Real	Buy	11/16/11	2,031,705	1,881,398	150,307

	British Pound	Buy	11/16/11	902,871	870,834	32,037

	Canadian Dollar	Sell	11/16/11	6,746,733	6,907,321	160,588

	Chilean Peso	Buy	11/16/11	457,524	420,769	36,755

	Czech Koruna	Sell	11/16/11	973,181	927,583	(45,598)

	Euro	Sell	11/16/11	4,710,278	4,862,853	152,575

	Hungarian Forint	Sell	11/16/11	510,291	494,789	(15,502)

	Malaysian Ringgit	Sell	11/16/11	1,191,687	1,140,439	(51,248)

	Mexican Peso	Sell	11/16/11	1,348,785	1,305,828	(42,957)

	New Zealand Dollar	Sell	11/16/11	803,408	754,720	(48,688)

	Norwegian Krone	Sell	11/16/11	1,214,980	856,004	(358,976)

	Polish Zloty	Buy	11/16/11	553,391	562,756	(9,365)

	Singapore Dollar	Sell	11/16/11	654,684	626,377	(28,307)

	South Korean Won	Buy	11/16/11	2,148,647	2,149,513	(866)

	Swedish Krona	Sell	11/16/11	4,349,675	4,115,068	(234,607)

	Swiss Franc	Buy	11/16/11	1,976,248	1,895,996	80,252

	Taiwan Dollar	Buy	11/16/11	1,114,159	1,162,676	(48,517)

	Turkish Lira	Sell	11/16/11	871,131	808,801	(62,330)

Goldman Sachs International

	Australian Dollar	Buy	11/16/11	8,871,763	9,258,613	(386,850)

	British Pound	Buy	11/16/11	2,814,881	2,715,191	99,690

	Canadian Dollar	Sell	11/16/11	10,826,505	10,584,497	(242,008)

	Chilean Peso	Buy	11/16/11	32,451	29,816	2,635

	Euro	Sell	11/16/11	7,484,480	7,212,832	(271,648)

	Hungarian Forint	Sell	11/16/11	1,802,754	1,749,601	(53,153)

	Japanese Yen	Sell	11/16/11	786,771	802,022	15,251

51

FORWARD CURRENCY CONTRACTS at 10/31/11 (aggregate face value $887,827,808) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International cont.

	Norwegian Krone	Buy	11/16/11	$3,445,693	$3,672,401	$(226,708)

	Polish Zloty	Sell	11/16/11	288,233	262,620	(25,613)

	South African Rand	Buy	11/16/11	217,376	213,888	3,488

	Swedish Krona	Sell	11/16/11	1,516,371	1,436,917	(79,454)

	Swiss Franc	Buy	11/16/11	833,388	799,344	34,044

HSBC Bank USA, National Association

	Australian Dollar	Buy	11/16/11	15,958,525	15,994,718	(36,193)

	British Pound	Sell	11/16/11	2,760,863	2,660,390	(100,473)

	Canadian Dollar	Sell	11/16/11	9,672,547	9,692,913	20,366

	Euro	Sell	11/16/11	9,491,529	9,613,943	122,414

	Indian Rupee	Sell	11/16/11	3,946,871	3,869,344	(77,527)

	Japanese Yen	Buy	11/16/11	2,615,700	2,668,178	(52,478)

	New Zealand Dollar	Sell	11/16/11	28,358	26,623	(1,735)

	Norwegian Krone	Sell	11/16/11	9,518,205	9,015,756	(502,449)

	Singapore Dollar	Buy	11/16/11	1,014,740	971,066	43,674

	South Korean Won	Sell	11/16/11	2,133,668	1,964,332	(169,336)

	Swiss Franc	Buy	11/16/11	3,017,014	2,893,359	123,655

	Taiwan Dollar	Buy	11/16/11	115,876	112,925	2,951

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	11/16/11	24,862,272	24,644,896	217,376

	Brazilian Real	Sell	11/16/11	927,778	853,769	(74,009)

	British Pound	Sell	11/16/11	6,202,416	6,222,029	19,613

	Canadian Dollar	Sell	11/16/11	10,769,539	10,431,188	(338,351)

	Chilean Peso	Sell	11/16/11	558,387	512,951	(45,436)

	Czech Koruna	Sell	11/16/11	1,109,534	1,058,220	(51,314)

	Euro	Sell	11/16/11	12,821,900	13,211,383	389,483

	Hungarian Forint	Sell	11/16/11	2,305,179	2,385,129	79,950

	Japanese Yen	Sell	11/16/11	1,887,179	2,104,756	217,577

	Malaysian Ringgit	Sell	11/16/11	451,454	431,502	(19,952)

	Mexican Peso	Buy	11/16/11	427,691	414,144	13,547

	New Zealand Dollar	Buy	11/16/11	1,199,133	1,124,875	74,258

	Norwegian Krone	Sell	11/16/11	1,099,172	1,039,408	(59,764)

	Polish Zloty	Buy	11/16/11	1,234,902	1,168,675	66,227

	Russian Ruble	Sell	11/16/11	281,684	258,915	(22,769)

	Singapore Dollar	Buy	11/16/11	13,707	13,105	602

	South African Rand	Buy	11/16/11	1,098,350	1,104,312	(5,962)

	South Korean Won	Buy	11/16/11	1,431,217	1,491,260	(60,043)

	Swedish Krona	Sell	11/16/11	1,543,769	1,459,445	(84,324)

	Swiss Franc	Buy	11/16/11	734,256	704,416	29,840

	Taiwan Dollar	Sell	11/16/11	3,046,492	2,972,992	(73,500)

	Thai Baht	Sell	11/16/11	664,273	651,727	(12,546)

	Turkish Lira	Buy	11/16/11	541,209	502,512	38,697

52

FORWARD CURRENCY CONTRACTS at 10/31/11 (aggregate face value $887,827,808) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	11/16/11	$20,120,649	$21,016,957	$(896,308)

	Brazilian Real	Sell	11/16/11	3,004,188	2,759,680	(244,508)

	British Pound	Buy	11/16/11	4,265,809	3,951,668	314,141

	Canadian Dollar	Sell	11/16/11	4,747,816	4,088,343	(659,473)

	Chilean Peso	Sell	11/16/11	47,315	43,453	(3,862)

	Czech Koruna	Sell	11/16/11	871,849	830,932	(40,917)

	Euro	Sell	11/16/11	24,139,239	23,883,350	(255,889)

	Hungarian Forint	Sell	11/16/11	4,405,636	4,439,274	33,638

	Indian Rupee	Sell	11/16/11	2,289,910	2,247,095	(42,815)

	Japanese Yen	Buy	11/16/11	4,903,668	4,462,161	441,507

	Malaysian Ringgit	Sell	11/16/11	410,126	394,382	(15,744)

	Mexican Peso	Buy	11/16/11	795,306	772,715	22,591

	New Zealand Dollar	Buy	11/16/11	65,523	61,544	3,979

	Norwegian Krone	Buy	11/16/11	22,284,112	22,584,735	(300,623)

	Polish Zloty	Sell	11/16/11	1,162,695	1,104,336	(58,359)

	Russian Ruble	Sell	11/16/11	298,964	274,839	(24,125)

	Singapore Dollar	Sell	11/16/11	127,032	121,856	(5,176)

	South African Rand	Sell	11/16/11	121,653	120,046	(1,607)

	South Korean Won	Buy	11/16/11	216,834	199,957	16,877

	Swedish Krona	Sell	11/16/11	8,632,425	8,162,015	(470,410)

	Swiss Franc	Sell	11/16/11	5,596,141	5,369,888	(226,253)

	Taiwan Dollar	Sell	11/16/11	816,401	726,100	(90,301)

	Turkish Lira	Buy	11/16/11	217,431	202,408	15,023

State Street Bank and Trust Co.

	Australian Dollar	Buy	11/16/11	25,281,851	25,267,959	13,892

	Brazilian Real	Buy	11/16/11	44,589	41,005	3,584

	British Pound	Sell	11/16/11	12,583,445	12,430,752	(152,693)

	Canadian Dollar	Sell	11/16/11	4,411,838	4,009,988	(401,850)

	Czech Koruna	Buy	11/16/11	1,837,251	1,751,771	85,480

	Euro	Sell	11/16/11	33,055,922	33,107,896	51,974

	Hungarian Forint	Sell	11/16/11	557,245	540,007	(17,238)

	Indonesian Rupiah	Sell	11/16/11	1,779,813	1,700,418	(79,395)

	Japanese Yen	Sell	11/16/11	1,186,364	1,474,827	288,463

	Malaysian Ringgit	Buy	11/16/11	179,546	172,066	7,480

	Mexican Peso	Sell	11/16/11	2,594,467	2,513,622	(80,845)

	Norwegian Krone	Buy	11/16/11	26,603,803	26,940,466	(336,663)

	Polish Zloty	Buy	11/16/11	3,019,082	2,929,327	89,755

	Polish Zloty	Sell	11/16/11	3,053,647	2,898,733	(154,914)

	Russian Ruble	Sell	11/16/11	281,678	258,909	(22,769)

	Singapore Dollar	Sell	11/16/11	3,507	29,544	26,037

	South African Rand	Sell	11/16/11	1,424,829	1,403,146	(21,683)

	South Korean Won	Sell	11/16/11	1,012	934	(78)

	Swedish Krona	Buy	11/16/11	324,730	627,971	(303,241)

53

FORWARD CURRENCY CONTRACTS at 10/31/11 (aggregate face value $887,827,808) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Swiss Franc	Buy	11/16/11	$1,294,976	$1,242,144	$52,832

	Taiwan Dollar	Buy	11/16/11	2,891,774	2,898,609	(6,835)

	Taiwan Dollar	Sell	11/16/11	2,936,186	2,865,254	(70,932)

	Thai Baht	Buy	11/16/11	1,101,206	1,084,555	16,651

	Turkish Lira	Buy	11/16/11	2,977,862	2,895,661	82,201

	Turkish Lira	Sell	11/16/11	3,033,939	2,878,324	(155,615)

UBS AG

	Australian Dollar	Buy	11/16/11	26,621,074	26,120,098	500,976

	Brazilian Real	Buy	11/16/11	761,672	702,791	58,881

	British Pound	Sell	11/16/11	20,051,746	19,907,984	(143,762)

	Canadian Dollar	Buy	11/16/11	631,939	1,014,331	(382,392)

	Czech Koruna	Buy	11/16/11	656,347	625,860	30,487

	Euro	Sell	11/16/11	12,380,562	12,755,216	374,654

	Hungarian Forint	Sell	11/16/11	557,866	541,299	(16,567)

	Indian Rupee	Sell	11/16/11	3,396,808	3,342,031	(54,777)

	Japanese Yen	Sell	11/16/11	1,661,749	1,792,902	131,153

	Mexican Peso	Sell	11/16/11	386,314	374,143	(12,171)

	New Zealand Dollar	Buy	11/16/11	120,140	112,834	7,306

	Norwegian Krone	Buy	11/16/11	16,421,039	17,081,179	(660,140)

	Polish Zloty	Buy	11/16/11	1,300,485	1,259,096	41,389

	Russian Ruble	Sell	11/16/11	298,951	275,245	(23,706)

	Singapore Dollar	Sell	11/16/11	175,804	208,212	32,408

	South African Rand	Buy	11/16/11	1,179,032	1,158,502	20,530

	South Korean Won	Sell	11/16/11	556,849	514,020	(42,829)

	Swedish Krona	Buy	11/16/11	49,890	53,530	(3,640)

	Swiss Franc	Sell	11/16/11	896,969	860,845	(36,124)

	Taiwan Dollar	Buy	11/16/11	926,359	982,012	(55,653)

	Thai Baht	Buy	11/16/11	110,393	108,550	1,843

	Turkish Lira	Sell	11/16/11	117,733	37,691	(80,042)

Westpac Banking Corp.

	Australian Dollar	Buy	11/16/11	12,982,333	13,211,446	(229,113)

	British Pound	Buy	11/16/11	6,632,148	6,418,002	214,146

	Canadian Dollar	Sell	11/16/11	11,473,889	11,200,573	(273,316)

	Euro	Sell	11/16/11	2,744,595	3,239,934	495,339

	Japanese Yen	Buy	11/16/11	1,084,029	886,953	197,076

	New Zealand Dollar	Sell	11/16/11	1,270,635	1,192,523	(78,112)

	Norwegian Krone	Sell	11/16/11	409,204	388,091	(21,113)

	Swedish Krona	Buy	11/16/11	3,624,798	3,435,393	189,405

	Swiss Franc	Buy	11/16/11	1,917,795	1,840,489	77,306

Total						$(6,676,404)

54

FUTURES CONTRACTS OUTSTANDING at 10/31/11

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	17	$2,000,019	Dec-11	$(4,283)

Canadian Government Bond
10 yr (Long)	49	6,455,168	Dec-11	14,285

Euro-Bund 10 yr (Short)	5	937,249	Dec-11	(7,237)

Euro-Schatz 2 yr (Short)	18	2,732,129	Dec-11	(12,415)

Euro-Swiss Franc 3 Month (Short)	46	13,098,314	Dec-11	(98,480)

Euro-Swiss Franc 3 Month (Short)	110	31,347,118	Jun-12	(379,069)

Euro-Swiss Franc 3 Month (Short)	110	31,347,118	Dec-12	(464,935)

Euro-Swiss Franc 3 Month (Short)	110	31,337,719	Mar-12	(296,028)

Japanese Government Bond
10 yr (Short)	12	21,805,064	Dec-11	43,461

Japanese Government Bond
10 yr Mini (Short)	16	2,910,206	Dec-11	7,620

U.S. Treasury Bond 30 yr (Long)	5	695,156	Dec-11	13,276

U.S. Treasury Bond 30 yr (Long)	105	15,999,375	Dec-11	1,012,812

U.S. Treasury Note 10 yr (Short)	333	42,977,813	Dec-11	(26,097)

Total				$(197,090)

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $140,120,674)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
January 2022.	$23,055,600	Jan-12/4.72	$231

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 5.35%
versus the three month USD-LIBOR-BBA maturing
August 2026.	21,493,220	Aug-16/5.35	662,529

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
August 2026.	21,493,220	Aug-16/4.35	2,412,206

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026.	52,030,116	Aug-16/4.28	2,710,249

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026.	52,030,116	Aug-16/4.28	5,641,625

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
January 2022.	23,055,600	Jan-12/4.72	4,862,195

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 3.625%
versus the three month USD-LIBOR-BBA maturing
August 2026.	62,705,637	Aug-16/3.625	4,536,126

55

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $140,120,674) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 3.625%
versus the three month USD-LIBOR-BBA maturing
August 2026.	$62,705,637	Aug-16/3.625	$4,668,435

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.17%
versus the three month USD-LIBOR-BBA maturing
August 2021.	81,833,453	Aug-16/4.17	2,369,897

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.17%
versus the three month USD-LIBOR-BBA maturing
August 2021.	81,833,453	Aug-16/4.17	4,915,981

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 2026.	20,981,611	Aug-16/4.68	893,817

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 2026.	20,981,611	Aug-16/4.68	2,710,635

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
August 2026.	17,484,676	Jul-16/4.67	747,994

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
August 2026.	17,484,676	Jul-16/4.67	2,249,264

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
August 2026.	17,484,676	Jul-16/4.80	700,611

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
August 2026.	17,484,676	Jul-16/4.80	2,384,962

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026.	6,993,870	Jul-16/4.80	279,825

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026.	6,993,870	Jul-16/4.80	953,964

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.815%
versus the three month USD-LIBOR-BBA maturing
July 2026.	17,484,676	Jul-16/4.815	693,967

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.815%
versus the three month USD-LIBOR-BBA maturing
July 2026.	17,484,676	Jul-16/4.815	2,400,943

56

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $140,120,674) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.89%
versus the three month USD-LIBOR-BBA maturing
June 2021.	$24,709,984	Jun-16/4.89	$496,275

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.39%
versus the three month USD-LIBOR-BBA maturing
June 2021.	24,709,984	Jun-16/4.39	1,677,413

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 2025.	795,340	Feb-15/5.36	16,039

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 2025.	795,340	Feb-15/5.36	149,618

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.20%
versus the three month USD-LIBOR-BBA maturing
August 2024.	12,964,757	Aug-14/4.20	417,076

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.20%
versus the three month USD-LIBOR-BBA maturing
August 2024.	12,964,757	Aug-14/4.20	1,504,262

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.19%
versus the three month USD-LIBOR-BBA maturing
July 2024.	10,803,964	Jul-14/4.19	347,855

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.19%
versus the three month USD-LIBOR-BBA maturing
July 2024.	10,803,964	Jul-14/4.19	1,248,960

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.34%
versus the three month USD-LIBOR-BBA maturing
July 2024.	4,321,586	Jul-14/4.34	126,506

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
July 2024.	10,803,964	Jul-14/4.35	314,266

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.34%
versus the three month USD-LIBOR-BBA maturing
July 2024.	4,321,586	Jul-14/4.34	541,257

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
July 2024.	10,803,964	Jul-14/4.35	1,360,295

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.3725%
versus the three month USD-LIBOR-BBA maturing
July 2024.	10,803,991	Jul-14/4.3725	308,724

57

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $140,120,674) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.3725%
versus the three month USD-LIBOR-BBA maturing
July 2024.	$10,803,991	Jul-14/4.3725	$1,379,021

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 2.73%
versus the three month USD-LIBOR-BBA August 2022.	69,014,500	Aug-12/2.73	2,068,365

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 2.73%
versus the three month USD-LIBOR-BBA maturing
August 2022.	69,014,500	Aug-12/2.73	2,959,342

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 2.4275%
versus the three month USD-LIBOR-BBA maturing
April 2022.	29,692,000	Apr-12/2.4275	763,678

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 2.28%
versus the three month USD-LIBOR-BBA maturing
December 2016.	51,393,175	Dec-11/2.28	4,625

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 2.28%
versus the three month USD-LIBOR-BBA maturing
December 2016.	51,393,175	Dec-11/2.28	2,284,427

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA maturing
May 2021.	50,714,521	May-16/4.745	1,070,584

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA maturing
May 2021.	50,714,521	May-16/4.745	4,059,495

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.5625% versus the
three month USD-LIBOR-BBA maturing October 2021.	18,596,000	Oct-16/2.5625	397,768

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.86% versus the
three month USD-LIBOR-BBA maturing July 2026.	4,040,933	Jun-16/5.86	97,395

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.86% versus the
three month USD-LIBOR-BBA maturing July 2026.	4,040,933	Jun-16/4.86	567,460

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.12% versus the
three month USD-LIBOR-BBA maturing June 2021.	25,111,120	Jun-16/5.12	457,776

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.12% versus the
three month USD-LIBOR-BBA maturing June 2021.	25,111,120	Jun-16/4.12	1,492,354

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.6075% versus the
three month USD-LIBOR-BBA maturing July 2022.	30,852,000	Jul-12/2.6075	1,121,470

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.4275% versus the
three month USD-LIBOR-BBA maturing April 2022.	29,692,000	Apr-12/2.4275	763,678

58

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $140,120,674) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.4475% versus the
three month USD-LIBOR-BBA maturing January 2022.	$25,399,000	Jan-12/2.4475	$567,668

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 2.225%
versus the three month USD-LIBOR-BBA maturing
December 2016.	36,452,670	Dec-11/2.225	2,187

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 2.225% versus
the three month USD-LIBOR-BBA maturing
December 2016.	36,452,670	Dec-11/2.225	1,539,396

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.11% versus the
three month USD-LIBOR-BBA maturing June 2021.	22,461,176	May-16/5.11	410,141

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.11% versus
the three month USD-LIBOR-BBA maturing June 2021.	22,461,176	May-16/4.11	1,328,107

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 2.855% versus the three month USD-LIBOR-BBA
maturing August 2022.	86,784,700	Aug-12/2.855	2,243,385

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.855% versus the three month USD-LIBOR-BBA
maturing August 2022.	86,784,700	Aug-12/2.855	4,331,424

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.6075% versus the three month USD-LIBOR-BBA
maturing July 2022.	30,852,000	Jul-12/2.6075	1,121,470

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	29,692,000	Apr-12/2.4275	763,678

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.7575% versus the three month USD-LIBOR-BBA
maturing May 2021.	33,209,608	May-16/4.7575	697,169

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 4.7575% versus the three month USD-LIBOR-BBA
maturing May 2021.	33,209,608	May-16/4.7575	2,672,576

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 2021.	126,786,296	May-16/4.77	2,647,298

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 2021.	126,786,296	May-16/4.77	10,257,772

Option on an interest rate swap with Deutsche Bank
AG for the obligation to pay a fixed rate of 2.7975%
versus the three month USD-LIBOR-BBA maturing
October 2021.	7,438,000	Oct-16/2.7975	190,562

59

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $140,120,674) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.498% versus
the three month USD-LIBOR-BBA maturing April 2022.	$29,692,000	Apr-12/2.498	$865,225

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.4275% versus
the three month USD-LIBOR-BBA maturing April 2022.	29,692,000	Apr-12/2.4275	763,678

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 4.60% versus
the three month USD-LIBOR-BBA maturing June 2021.	22,005,119	May-16/4.60	501,717

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.60% versus the
three month USD-LIBOR-BBA maturing June 2021.	22,005,119	May-16/4.60	1,645,609

Option on an interest rate swap with Deutsche Bank
AG for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
May 2021.	41,578,327	May-16/4.765	873,810

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.765% versus
the three month USD-LIBOR-BBA maturing May 2021.	41,578,327	May-16/4.765	3,351,421

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing September 2026.	18,605,933	Sep-16/3.49	1,278,042

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing September 2026.	18,605,933	Sep-16/3.49	1,443,634

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.6825% versus the three month USD-LIBOR-BBA
maturing July 2022.	4,378,000	Jul-12/2.6825	176,740

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.61875% versus the three month USD-LIBOR-BBA
maturing July 2022.	30,852,000	Jul-12/2.61875	1,138,439

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.60% versus the three month USD-LIBOR-BBA
maturing April 2022.	6,024,000	Apr-12/2.60	209,093

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.498% versus the three month USD-LIBOR-BBA
maturing April 2022.	29,692,000	Apr-12/2.498	865,225

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	29,692,000	Apr-12/2.4275	763,678

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.52% versus the three month USD-LIBOR-BBA
maturing January 2022.	5,758,000	Jan-12/2.52	155,581

60

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $140,120,674) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.46325% versus the three month USD-LIBOR-BBA
maturing January 2022.	$25,399,000	Jan-12/2.46325	$585,447

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 1.29% versus the three month USD-LIBOR-BBA
maturing December 2016.	48,304,709	Dec-11/1.29	201,431

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 1.29% versus the three month USD-LIBOR-BBA
maturing December 2016.	48,304,709	Dec-11/1.29	380,158

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 1.26% versus the three month USD-LIBOR-BBA
maturing November 2016.	6,734,888	Nov-11/1.26	15,154

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 1.26% versus the three month USD-LIBOR-BBA
maturing November 2016.	6,734,888	Nov-11/1.26	39,803

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 4.86% versus the three month USD-LIBOR-BBA
maturing June 2021.	22,115,185	May-16/4.86	448,806

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing June 2021.	22,115,185	May-16/4.36	1,480,125

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 2.31% versus the three month USD-LIBOR-BBA
maturing November 2016.	3,042,918	Nov-11/2.31	30

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.31% versus the three month USD-LIBOR-BBA
maturing November 2016.	3,042,918	Nov-11/2.31	142,865

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 2045.	15,321,700	Aug-15/4.375	1,110,976

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.80% versus the three month USD-LIBOR-BBA
maturing January 2022.	38,426,000	Jan-12/4.80	653

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
January 2022.	38,426,000	Jan-12/4.80	8,391,470

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.375% versus the three month USD-LIBOR-BBA
maturing August 2045.	15,321,700	Aug-15/4.375	3,799,230

61

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $140,120,674) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 2045.	$15,321,700	Aug-15/4.46	$1,045,553

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
August 2045.	15,321,700	Aug-15/4.46	3,972,059

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.79% versus the three month USD-LIBOR-BBA
maturing July 2026.	16,419,887	Jul-16/4.79	659,423

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.79%
versus the three month USD-LIBOR-BBA maturing
July 2026.	16,419,887	Jul-16/4.79	2,232,300

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.74% versus the three month USD-LIBOR-BBA
maturing July 2026.	17,498,526	Jul-16/4.74	719,539

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.74%
versus the three month USD-LIBOR-BBA maturing
July 2026.	17,498,526	Jul-16/4.74	2,325,449

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.815% versus the three month USD-LIBOR-BBA
maturing June 2026.	12,793,343	Jun-16/4.815	496,766

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.815% versus the three month USD-LIBOR-BBA
maturing June 2026.	12,793,343	Jun-16/4.815	1,765,712

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.575% versus the three month USD-LIBOR-BBA
maturing June 2021.	24,553,095	Jun-16/4.575	568,650

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.575% versus the three month USD-LIBOR-BBA
maturing June 2021.	24,553,095	Jun-16/4.575	1,815,456

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.04% versus the three month USD-LIBOR-BBA
maturing September 2025.	86,207,400	Sep-15/4.04	4,338,818

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.04%
versus the three month USD-LIBOR-BBA maturing
September 2025.	86,207,400	Sep-15/4.04	8,360,049

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 2025.	5,042,460	Feb-15/5.27	106,658

62

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $140,120,674) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 2025.	$5,042,460	Feb-15/5.27	$916,114

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing July 2024.	10,146,020	Jul-14/4.36	291,201

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.36%
versus the three month USD-LIBOR-BBA maturing
July 2024.	10,146,020	Jul-14/4.36	1,286,586

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.29% versus the three month USD-LIBOR-BBA
maturing July 2024.	10,812,522	Jul-14/4.29	324,138

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.29%
versus the three month USD-LIBOR-BBA maturing
July 2024.	10,812,522	Jul-14/4.29	1,321,528

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.8675% versus the three month USD-LIBOR-BBA
maturing April 2022.	5,758,100	Apr-12/4.8675	979

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	29,692,000	Apr-12/2.4275	763,678

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.8675% versus the three month USD-LIBOR-BBA
maturing April 2022.	5,758,100	Apr-12/4.8675	1,246,974

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
2.453% versus the three month USD-LIBOR-BBA
maturing January 2022.	25,399,000	Jan-12/2.453	575,033

Option on an interest rate swap with UBS AG for the
obligation to pay a fixed rate of 0.722% versus the
six month CHF-LIBOR-BBA maturing January 2014.	CHF 15,020,000	Jan-12/0.722	202,967

Total		$169,527,943

TBA SALE COMMITMENTS OUTSTANDING at 10/31/11 (proceeds receivable $12,152,344)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association 3 1/2s,
November 1, 2041	$12,000,000	11/14/11	$12,201,563

Total			$12,201,563

63

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$59,164,600	$—	9/23/13	3 month USD-
				LIBOR-BBA	0.45%	$(110,649)

	66,475,000	—	9/26/13	3 month USD-
				LIBOR-BBA	0.5075%	(50,166)

	8,459,000	—	9/30/21	3 month USD-
				LIBOR-BBA	2.1825%	(91,765)

	108,954,000	—	10/3/13	3 month USD-
				LIBOR-BBA	0.54875%	(1,411)

	73,079,000	—	10/5/13	3 month USD-
				LIBOR-BBA	0.597%	67,083

	7,870,000	—	10/11/21	3 month USD-
				LIBOR-BBA	2.18%	(95,282)

	36,807,000	—	10/11/21	3 month USD-
				LIBOR-BBA	2.30%	(40,869)

	14,457,000	—	10/11/21	3 month USD-
				LIBOR-BBA	2.245%	(88,924)

	20,870,000	—	10/14/26	3 month USD-
				LIBOR-BBA	2.74%	61,222

AUD	6,090,000	—	4/18/21	6.10%	6 month AUD-
					BBR-BBSW	(490,128)

CAD	4,308,000	—	9/14/21	2.4075%	3 month CAD-
					BA-CDOR	65,195

CAD	4,984,000	—	10/6/21	3 month CAD-
				BA-CDOR	2.445%	(65,690)

CAD	7,180,000	—	10/31/21	2.64%	3 month CAD-
					BA-CDOR	(18,635)

EUR	41,500,000	—	6/14/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.711561%	1,102,238

GBP	2,386,000	—	10/11/21	2.76%	6 month GBP-
					LIBOR-BBA	(25,252)

JPY	2,365,000,000	—	9/21/21	0.98375%	6 month JPY-
					LIBOR-BBA	82,004

JPY	859,000,000	—	10/6/21	6 month JPY-
				LIBOR-BBA	0.98625%	(34,851)

JPY	929,000,000	—	10/13/21	0.9925%	6 month JPY-
					LIBOR-BBA	48,393

Barclays Bank PLC
	$28,026,222	253,637	9/8/16	2.065%	3 month USD-
					LIBOR-BBA	(888,339)

	6,715,000	—	9/15/20	2.032%	3 month USD-
					LIBOR-BBA	68,202

	43,303,600	292,010	9/16/41	3.04%	3 month USD-
					LIBOR-BBA	(482,861)

	47,085,500	—	9/19/20	2.12%	3 month USD-
					LIBOR-BBA	149,967

	63,430,000	—	9/19/13	3 month USD-
				LIBOR-BBA	0.51%	(40,171)

64

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
$14,245,000	$—	9/19/41	3 month USD-
			LIBOR-BBA	3.035%	$237,215

33,969,000	—	9/20/20	2.136%	3 month USD-
				LIBOR-BBA	64,447

101,980,200	—	9/22/13	0.4775%	3 month USD-
				LIBOR-BBA	135,343

29,510,000	—	9/22/21	3 month USD-
			LIBOR-BBA	2.18%	(308,462)

10,373,000	—	9/22/41	2.975%	3 month USD-
				LIBOR-BBA	(43,343)

66,475,000	—	9/26/13	3 month USD-
			LIBOR-BBA	0.50625%	(52,241)

67,834,000	—	9/27/13	3 month USD-
			LIBOR-BBA	0.5175%	(38,765)

7,064,000	—	9/28/21	3 month USD-
			LIBOR-BBA	2.041%	(167,500)

235,635,000	—	9/28/13	3 month USD-
			LIBOR-BBA	0.511043%	(170,640)

328,693,100	61,982	6/17/13	0.64%	3 month USD-
				LIBOR-BBA	(1,109,449)

17,531,000	—	9/29/41	3 month USD-
			LIBOR-BBA	2.857%	(357,198)

10,269,000	—	9/29/21	3 month USD-
			LIBOR-BBA	2.155%	(137,083)

103,287,000	—	9/30/13	3 month USD-
			LIBOR-BBA	0.53%	(36,277)

26,744,000	—	9/30/21	2.165%	3 month USD-
				LIBOR-BBA	333,051

35,186,000	—	9/30/16	3 month USD-
			LIBOR-BBA	1.25625%	(8,650)

6,124,000	—	10/3/41	2.8175%	3 month USD-
				LIBOR-BBA	176,116

52,508,000	—	10/3/13	3 month USD-
			LIBOR-BBA	0.543%	(6,691)

28,095,000	—	10/6/21	1.999%	3 month USD-
				LIBOR-BBA	793,317

155,395,900	—	3/10/18	3.06%	3 month USD-
				LIBOR-BBA	(13,592,041)

79,410,000	—	6/28/13	0.628%	3 month USD-
				LIBOR-BBA	(255,148)

4,820,000 E	—	4/11/22	2.265%	3 month USD-
				LIBOR-BBA	91,580

10,645,965	—	10/7/18	3 month USD-
			LIBOR-BBA	1.73%	(60,395)

406,348,000	—	10/7/13	3 month USD-
			LIBOR-BBA	0.636%	(677,628)

75,872,000	—	10/7/21	2.11%	3 month USD-
				LIBOR-BBA	1,377,056

65

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
$3,001,000	$—	10/7/41	3 month USD-
			LIBOR-BBA	2.668%	$(178,583)

44,754,670	219,298	10/11/16	1.97%	3 month USD-
				LIBOR-BBA	(1,294,139)

6,829,000 E	—	4/12/22	3 month USD-
			LIBOR-BBA	2.4275%	(29,911)

6,813,000	—	10/24/13	0.648%	3 month USD-
				LIBOR-BBA	(11,675)

12,847,000	—	10/24/21	2.363%	3 month USD-
				LIBOR-BBA	(45,570)

9,296,000	—	10/25/21	2.385%	3 month USD-
				LIBOR-BBA	(51,092)

25,654,000	—	10/27/13	0.64625%	3 month USD-
				LIBOR-BBA	(41,897)

81,638,000	—	7/12/13	3 month USD-
			LIBOR-BBA	0.7225%	405,625

120,029,000	—	7/13/13	0.645%	3 month USD-
				LIBOR-BBA	(409,924)

26,457,437	(407,445)	9/21/21	3 month USD-
			LIBOR-BBA	3.14%	1,647,966

31,356,962	(597,350)	10/21/21	3 month USD-
			LIBOR-BBA	3.17%	1,839,235

29,190,100	37,632	3/30/31	3 month USD-
			LIBOR-BBA	4.17%	6,024,032

63,322,000	—	7/28/13	3 month USD-
			LIBOR-BBA	0.635%	195,236

69,467,000	—	10/28/13	0.62875%	3 month USD-
				LIBOR-BBA	(85,640)

6,402,000	—	10/28/41	2.9525%	3 month USD-
				LIBOR-BBA	21,749

2,583,000	—	10/28/21	3 month USD-
			LIBOR-BBA	2.329%	(199)

6,330,000	—	10/31/21	2.5575%	3 month USD-
				LIBOR-BBA	(133,045)

21,350,000	—	10/31/21	2.55%	3 month USD-
				LIBOR-BBA	(434,005)

5,835,000	—	10/31/41	3 month USD-
			LIBOR-BBA	3.2025%	279,836

69,959,000	—	11/1/21	2.54%	3 month USD-
				LIBOR-BBA	(1,336,916)

43,379,000	—	11/1/41	3 month USD-
			LIBOR-BBA	3.205%	2,078,722

6,842,000	—	11/2/41	3.052%	3 month USD-
				LIBOR-BBA	(114,604)

1,338,000	—	8/17/41	3.343%	3 month USD-
				LIBOR-BBA	(109,938)

127,571,600	127,142	8/17/16	3 month USD-
			LIBOR-BBA	1.22%	253,683

66

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
	$70,323,500	$(752,050)	8/17/41	3.32%	3 month USD-
					LIBOR-BBA	$(6,199,209)

	157,168,596	—	8/18/13	0.439%	3 month USD-
					LIBOR-BBA	267,166

	273,444,428 E	—	3/21/13	3 month USD-
				LIBOR-BBA	0.44125%	(333,602)

	15,244,000	—	8/31/21	2.348%	3 month USD-
					LIBOR-BBA	(108,955)

	38,710,000	(221,615)	9/8/16	3 month USD-
				LIBOR-BBA	2.14%	1,497,773

	59,000,000	—	8/31/21	2.407%	3 month USD-
					LIBOR-BBA	(741,970)

	63,919,000	—	8/31/13	0.509%	3 month USD-
					LIBOR-BBA	27,330

	37,540,000	—	9/6/20	2.231%	3 month USD-
					LIBOR-BBA	(271,574)

	4,841,000	—	9/6/41	3.2375%	3 month USD-
					LIBOR-BBA	(285,677)

	120,460,000	—	9/6/13	3 month USD-
				LIBOR-BBA	0.48875%	(110,522)

	31,135,000	—	9/8/21	3 month USD-
				LIBOR-BBA	2.17%	(316,914)

	31,135,000	—	9/8/21	3 month USD-
				LIBOR-BBA	2.18%	(288,122)

	883,000	—	9/8/41	2.958%	3 month USD-
					LIBOR-BBA	(1,564)

	8,913,000	—	9/12/20	2.032%	3 month USD-
					LIBOR-BBA	88,792

	2,668,000	—	9/12/41	3.012%	3 month USD-
					LIBOR-BBA	(33,355)

	21,778,000	—	9/12/21	2.178%	3 month USD-
					LIBOR-BBA	213,497

AUD	12,810,000	—	10/13/21	5.0575%	6 month AUD-
					BBR-BBSW	48,835

AUD	20,080,000	—	3/21/16	5.57%	6 month AUD-
					BBR-BBSW	(843,364)

AUD	15,270,000	—	3/21/21	6 month AUD-
				BBR-BBSW	5.88%	995,434

AUD	9,600,000	—	4/21/21	6.0675%	6 month AUD-
					BBR-BBSW	(750,970)

EUR	75,990,000	—	6/15/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.67%	1,927,083

EUR	94,987,500	—	6/15/13	1.95%	3 month EUR-
					EURIBOR-
					REUTERS	(2,238,658)

EUR	7,901,000	—	9/29/21	6 month EUR-
				EURIBOR-
				REUTERS	2.532%	(29,636)

67

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
EUR	2,836,000	$—	10/4/21	2.542%	6 month EUR-
					EURIBOR-
					REUTERS	$8,407

EUR	6,183,000	—	10/12/21	2.675%	6 month EUR-
					EURIBOR-
					REUTERS	(78,796)

EUR	11,870,000	—	10/14/21	6 month EUR-
				EURIBOR-
				REUTERS	2.73%	229,173

GBP	11,994,000	—	9/26/21	6 month GBP-
				LIBOR-BBA	2.54%	(233,054)

GBP	2,677,000	—	10/3/21	2.5675%	6 month GBP-
					LIBOR-BBA	43,594

GBP	6,290,000	—	8/8/21	2.9785%	6 month GBP-
					LIBOR-BBA	(315,067)

GBP	2,816,000	—	8/15/31	3.60%	6 month GBP-
					LIBOR-BBA	(285,624)

GBP	9,510,000 E	—	2/3/31	6 month GBP-
				LIBOR-BBA	4.86%	846,364

Citibank, N.A.
	$9,914,000	—	9/23/13	3 month USD-
				LIBOR-BBA	0.459%	(16,762)

	4,949,000	—	9/23/21	3 month USD-
				LIBOR-BBA	2.136%	(72,110)

	40,770,200	(18,805)	9/26/13	0.49%	3 month USD-
					LIBOR-BBA	26,110

	1,966,300	(23,181)	9/26/21	3 month USD-
				LIBOR-BBA	2.09%	(60,691)

	29,754,000	—	9/30/18	3 month USD-
				LIBOR-BBA	1.73625%	(133,372)

	96,845,000	—	10/3/13	0.55625%	3 month USD-
					LIBOR-BBA	(12,772)

	80,998,250	—	10/3/20	3 month USD-
				LIBOR-BBA	2.04%	(896,091)

	73,377,250	—	10/3/21	2.159%	3 month USD-
					LIBOR-BBA	978,892

	4,600,000	—	10/3/41	3 month USD-
				LIBOR-BBA	2.804%	(144,941)

	2,734,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0625%	(50,005)

	6,829,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	(29,911)

	12,625,000	—	10/17/21	3 month USD-
				LIBOR-BBA	2.37%	60,395

	35,607,000	—	10/28/13	0.62875%	3 month USD-
					LIBOR-BBA	(43,897)

	105,903,100	(219,938)	8/25/20	2.10%	3 month USD-
					LIBOR-BBA	62,708

68

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.
	$82,558,100	$211,607	8/25/21	3 month USD-
				LIBOR-BBA	2.24%	$898

SEK	26,518,200	—	10/3/21	2.555%	3 month SEK-
					STIBOR-SIDE	22,823

SEK	26,840,000	—	10/4/21	2.50%	3 month SEK-
					STIBOR-SIDE	42,874

SEK	85,436,000	—	7/8/16	3.275%	3 month SEK-
					STIBOR-SIDE	(666,726)

SEK	90,898,000	—	7/11/16	3.2825%	3 month SEK-
					STIBOR-SIDE	(711,565)

Credit Suisse International
	$92,112,000	—	9/20/13	0.52125%	3 month USD-
					LIBOR-BBA	39,262

	69,000,300	—	9/21/13	0.50%	3 month USD-
					LIBOR-BBA	59,748

	58,550,000	—	9/29/13	3 month USD-
				LIBOR-BBA	0.52375%	(28,059)

	113,397,550	—	10/3/20	3 month USD-
				LIBOR-BBA	2.055%	(1,112,591)

	102,728,150	—	10/3/21	2.172%	3 month USD-
					LIBOR-BBA	1,248,190

	47,700,000 E	—	3/21/13	1.15625%	3 month USD-
					LIBOR-BBA	(280,476)

	45,013,000	—	10/11/13	3 month USD-
				LIBOR-BBA	0.65375%	88,903

	6,829,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	(29,911)

	73,085,000	—	10/11/13	3 month USD-
				LIBOR-BBA	0.68%	181,955

	4,781,000	—	10/17/21	3 month USD-
				LIBOR-BBA	2.37%	22,871

	244,766,100	(50,076)	2/24/15	2.04%	3 month USD-
					LIBOR-BBA	(10,756,510)

	70,866,000	—	10/31/13	3 month USD-
				LIBOR-BBA	0.65%	118,921

	130,956,000	—	11/1/13	3 month USD-
				LIBOR-BBA	0.63%	167,624

	18,749,000	—	11/2/13	0.5825%	3 month USD-
					LIBOR-BBA	(6,000)

	44,024,000	—	11/2/13	0.56%	3 month USD-
					LIBOR-BBA	5,723

	95,459,000	—	8/8/13	3 month USD-
				LIBOR-BBA	0.57375%	105,650

	2,671,000	—	8/18/41	3 month USD-
				LIBOR-BBA	3.3688%	233,315

	2,719,000	—	8/24/41	3.0775%	3 month USD-
					LIBOR-BBA	(74,219)

69

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
	$90,653,300	$—	8/31/13	3 month USD-
				LIBOR-BBA	0.493%	$(68,374)

	59,000,000	—	8/31/21	2.407%	3 month USD-
					LIBOR-BBA	(741,970)

	31,135,000	—	9/8/21	3 month USD-
				LIBOR-BBA	2.17%	(316,914)

	11,801,000	—	9/14/41	2.944%	3 month USD-
					LIBOR-BBA	18,216

	379,199,200	27,039	5/27/13	0.72%	3 month USD-
					LIBOR-BBA	(2,002,341)

CHF	15,908,000	—	9/28/21	6 month CHF-
				LIBOR-BBA	1.405%	(121,708)

CHF	4,466,000	—	10/5/21	6 month CHF-
				LIBOR-BBA	1.44%	(16,699)

CHF	2,480,000	—	10/7/21	1.465%	6 month CHF-
					LIBOR-BBA	2,623

CHF	3,300,000	—	10/10/21	1.45%	6 month CHF-
					LIBOR-BBA	9,810

CHF	4,180,000	—	10/14/21	1.535%	6 month CHF-
					LIBOR-BBA	(23,187)

GBP	5,550,000	—	10/12/21	6 month GBP-
				LIBOR-BBA	2.7875%	80,104

GBP	6,292,000	—	8/15/21	6 month GBP-
				LIBOR-BBA	2.91%	247,166

Deutsche Bank AG
	$18,539,000	—	9/14/21	2.145%	3 month USD-
					LIBOR-BBA	240,576

	8,770,000	—	9/14/41	3 month USD-
				LIBOR-BBA	2.95%	(2,770)

	27,432,000	—	9/19/14	3 month USD-
				LIBOR-BBA	0.6625%	(14,742)

	40,913,000	—	9/27/18	3 month USD-
				LIBOR-BBA	1.515%	(783,459)

	67,834,000	—	9/27/13	3 month USD-
				LIBOR-BBA	0.5175%	(38,765)

	15,165,000	—	9/29/21	3 month USD-
				LIBOR-BBA	2.165%	(188,506)

	8,459,000	—	9/30/21	3 month USD-
				LIBOR-BBA	2.1875%	(87,922)

	129,597,200	—	10/3/20	3 month USD-
				LIBOR-BBA	2.034%	(1,499,149)

	117,403,600	—	10/3/21	2.153%	3 month USD-
					LIBOR-BBA	1,631,346

	10,781,000	—	10/4/13	3 month USD-
				LIBOR-BBA	0.56125%	2,370

	5,263,000	—	10/4/14	3 month USD-
				LIBOR-BBA	0.7175%	3,358

70

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
$153,102,720	$—	10/7/14	3 month USD-
			LIBOR-BBA	0.792%	$430,924

64,675,701	—	10/7/16	1.3045%	3 month USD-
				LIBOR-BBA	(104,339)

105,208,680	—	10/7/17	3 month USD-
			LIBOR-BBA	1.532%	(218,315)

1,383,000 E	—	10/7/21	3 month USD-
			LIBOR-BBA	3.0475%	(26,194)

102,068,480	—	10/7/14	3 month USD-
			LIBOR-BBA	0.787%	272,040

43,117,134	—	10/7/16	1.30125%	3 month USD-
				LIBOR-BBA	(62,567)

70,139,120	—	10/7/17	3 month USD-
			LIBOR-BBA	1.529%	(158,308)

19,022,265	—	10/7/16	1.303%	3 month USD-
				LIBOR-BBA	(29,147)

13,011,735	—	10/7/18	3 month USD-
			LIBOR-BBA	1.7265%	(76,839)

6,829,000 E	—	4/12/22	3 month USD-
			LIBOR-BBA	2.4275%	(29,911)

5,547,000 E	—	4/13/22	3 month USD-
			LIBOR-BBA	2.498%	10,650

6,382,000	—	10/14/41	2.94375%	3 month USD-
				LIBOR-BBA	24,700

90,830,000	—	10/31/13	3 month USD-
			LIBOR-BBA	0.6505%	153,331

12,099,000	—	11/1/41	3 month USD-
			LIBOR-BBA	3.21%	592,125

15,833,400	8,450	7/18/14	3 month USD-
			LIBOR-BBA	0.96%	177,539

131,984,000	—	7/27/13	0.6325%	3 month USD-
				LIBOR-BBA	(401,612)

16,818,000	—	11/2/21	2.365%	3 month USD-
				LIBOR-BBA	(50,790)

61,138,800	—	8/15/41	3.300791%	3 month USD-
				LIBOR-BBA	(4,505,826)

93,685,000	—	8/17/18	1.84%	3 month USD-
				LIBOR-BBA	(563,644)

3,149,000	—	8/18/41	3.37%	3 month USD-
				LIBOR-BBA	(275,864)

26,694,900	—	8/24/16	1.23%	3 month USD-
				LIBOR-BBA	(26,374)

44,802,200	—	8/24/21	2.271%	3 month USD-
				LIBOR-BBA	(17,715)

28,771,400	—	8/24/41	3 month USD-
			LIBOR-BBA	3.081%	805,971

152,433,700	—	8/30/13	3 month USD-
			LIBOR-BBA	0.5075%	(72,012)

71

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
	$87,158,300	$—	8/30/21	2.4075%	3 month USD-
					LIBOR-BBA	$(1,078,519)

	37,523,700	—	8/30/41	3 month USD-
				LIBOR-BBA	3.2425%	2,277,911

	362,669,700	(64,076)	5/13/13	0.75%	3 month USD-
					LIBOR-BBA	(2,272,722)

	79,359,400	—	8/31/13	3 month USD-
				LIBOR-BBA	0.4925%	(59,922)

	59,000,000	—	8/31/21	2.407%	3 month USD-
					LIBOR-BBA	(741,970)

	26,297,400	—	9/12/21	3 month USD-
				LIBOR-BBA	2.2125%	(174,519)

	16,594,300	—	9/12/41	3.065%	3 month USD-
					LIBOR-BBA	(387,045)

	10,440,000	—	9/14/16	3 month USD-
				LIBOR-BBA	1.175%	(32,919)

	31,649,737	(1,012,792)	8/25/41	3 month USD-
				LIBOR-BBA	4.09%	6,397,976

EUR	22,470,000	—	12/23/20	3.325%	6 month EUR-
					EURIBOR-
					REUTERS	(2,769,548)

KRW	8,419,000,000	—	8/16/16	3 month KRW-
				CD-KSDA-
				BLOOMBERG	3.42%	(41,613)

KRW	8,401,000,000	—	5/9/16	4.115%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(193,158)

KRW	8,401,000,000	—	4/22/16	4.135%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(189,734)

KRW	8,331,000,000	—	4/29/16	4.14%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(189,636)

Goldman Sachs International
	$47,085,500	—	9/19/20	2.13375%	3 month USD-
					LIBOR-BBA	96,005

	63,430,000	—	9/19/13	3 month USD-
				LIBOR-BBA	0.515%	(34,093)

	14,245,000	—	9/19/41	3 month USD-
				LIBOR-BBA	3.05%	280,769

	1,899,000	—	9/20/41	3.065%	3 month USD-
					LIBOR-BBA	(43,090)

	50,390,700	—	9/21/13	0.50%	3 month USD-
					LIBOR-BBA	43,633

	74,007,800	—	9/22/13	0.478%	3 month USD-
					LIBOR-BBA	97,439

	51,640,600	—	9/23/13	3 month USD-
				LIBOR-BBA	0.4525%	(94,376)

72

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
$53,567,000	$—	9/26/13	3 month USD-
			LIBOR-BBA	0.50625%	$(42,097)

42,688,000	—	9/26/21	3 month USD-
			LIBOR-BBA	1.93875%	(1,406,705)

52,446,296	(1,906,423)	9/29/41	3 month USD-
			LIBOR-BBA	3.99%	9,137,817

25,956,000	—	9/28/41	2.69625%	3 month USD-
				LIBOR-BBA	1,378,032

67,826,000	—	9/28/13	3 month USD-
			LIBOR-BBA	0.5125%	(47,670)

1,000,000	—	9/29/41	3 month USD-
			LIBOR-BBA	2.87%	(17,724)

9,536,000	—	9/29/21	3 month USD-
			LIBOR-BBA	2.15125%	(130,477)

10,289,000	—	10/3/13	3 month USD-
			LIBOR-BBA	0.558%	1,793

46,927,000	—	10/7/14	3 month USD-
			LIBOR-BBA	0.7775%	111,871

19,137,000	—	10/11/21	3 month USD-
			LIBOR-BBA	2.16%	(266,734)

6,829,000 E	—	4/12/22	3 month USD-
			LIBOR-BBA	2.4275%	(29,911)

5,547,000 E	—	4/13/22	3 month USD-
			LIBOR-BBA	2.498%	10,650

12,819,000	—	10/14/21	3 month USD-
			LIBOR-BBA	2.3745%	70,259

6,916,000	—	10/17/21	2.365%	3 month USD-
				LIBOR-BBA	(29,889)

3,904,000	—	10/17/13	3 month USD-
			LIBOR-BBA	0.65375%	7,442

15,637,000	—	10/18/13	3 month USD-
			LIBOR-BBA	0.65875%	32,236

32,636,000	—	10/18/21	2.40125%	3 month USD-
				LIBOR-BBA	(270,968)

22,508,000	—	10/21/13	0.632%	3 month USD-
				LIBOR-BBA	(32,181)

1,283,000	—	10/21/21	2.36%	3 month USD-
				LIBOR-BBA	(4,554)

2,590,000	—	10/21/41	3 month USD-
			LIBOR-BBA	2.94125%	(12,688)

96,064,000	—	7/25/13	0.65625%	3 month USD-
				LIBOR-BBA	(338,977)

59,908,700 E	—	3/19/13	1.09375%	3 month USD-
				LIBOR-BBA	(315,120)

118,243,000	—	7/26/13	3 month USD-
			LIBOR-BBA	0.63%	355,019

25,436,300	—	10/25/21	2.39625%	3 month USD-
				LIBOR-BBA	(166,303)

73

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
	$28,114,000	$—	10/26/13	0.64875%	3 month USD-
					LIBOR-BBA	$(47,795)

	13,123,000	—	10/26/21	3 month USD-
				LIBOR-BBA	2.3825%	67,988

	17,434,000	—	10/26/41	3 month USD-
				LIBOR-BBA	3.005%	133,846

	1,428,000	—	10/26/21	3 month USD-
				LIBOR-BBA	2.415%	11,646

	5,473,000	—	10/26/41	3 month USD-
				LIBOR-BBA	3.0375%	78,164

	1,033,000	—	10/27/21	3 month USD-
				LIBOR-BBA	2.435%	10,229

	20,000,500	—	10/31/41	3.10275%	3 month USD-
					LIBOR-BBA	(553,176)

	46,370,000	—	8/24/16	1.235%	3 month USD-
					LIBOR-BBA	(57,373)

	27,350,000	—	8/24/21	3 month USD-
				LIBOR-BBA	2.2625%	(10,678)

	1,350,000	—	8/24/41	3.075%	3 month USD-
					LIBOR-BBA	(36,155)

	148,020,000	—	8/30/13	3 month USD-
				LIBOR-BBA	0.48375%	(140,915)

	57,000,000	—	8/31/21	2.407%	3 month USD-
					LIBOR-BBA	(716,819)

	67,398,200	430,639	5/9/41	4.09%	3 month USD-
					LIBOR-BBA	(16,091,177)

	35,773,000	—	9/1/20	2.225%	3 month USD-
					LIBOR-BBA	(258,163)

	4,711,000	—	9/1/41	3 month USD-
				LIBOR-BBA	3.195%	238,958

	6,349,000	—	9/6/21	2.2575%	3 month USD-
					LIBOR-BBA	12,668

	10,791,000	—	9/13/41	3.023%	3 month USD-
					LIBOR-BBA	(158,311)

EUR	32,400,000	—	6/21/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.632%	946,028

EUR	11,600,000	—	9/29/21	6 month EUR-
				EURIBOR-
				REUTERS	2.54%	(32,161)

EUR	22,500,000	—	9/29/21	6 month EUR-
				EURIBOR-
				REUTERS	2.54%	(62,382)

EUR	2,540,000	—	10/6/21	2.439%	6 month EUR-
					EURIBOR-
					REUTERS	40,199

EUR	54,940,000	—	5/26/13	2.224%	6 month EUR-
					EURIBOR-
					REUTERS	(1,017,916)

74

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
GBP	5,404,000 E	$—	9/22/31	6 month GBP-
				LIBOR-BBA	4.06%	$47,182

GBP	2,816,000	—	9/23/31	6 month GBP-
				LIBOR-BBA	3.1175%	(59,787)

GBP	5,106,000 E	—	9/23/31	3.99%	6 month GBP-
					LIBOR-BBA	(8,867)

GBP	2,120,000	—	10/6/21	2.525%	6 month GBP-
					LIBOR-BBA	51,399

GBP	4,904,000 E	—	8/9/31	4.605%	6 month GBP-
					LIBOR-BBA	(309,886)

GBP	4,904,000 E	—	8/10/31	4.5175%	6 month GBP-
					LIBOR-BBA	(266,675)

KRW	13,387,000,000	—	9/19/16	3.395%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	80,017

KRW	25,634,000,000	—	7/11/16	4.035%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(504,501)

KRW	8,051,000,000	—	4/21/16	4.12%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(177,534)

KRW	19,570,919,000	—	8/2/16	3 month KRW-
				CD-KSDA-
				BLOOMBERG	3.845%	249,467

SEK	15,600,000	—	9/9/21	2.65%	3 month SEK-
					STIBOR-SIDE	(6,852)

JPMorgan Chase Bank, N.A.
	$9,579,200	—	3/9/26	3 month USD-
				LIBOR-BBA	4.07%	1,668,630

	95,500,000 E	—	3/21/13	1.1685%	3 month USD-
					LIBOR-BBA	(573,000)

	68,100,000 E	—	3/22/13	1.185%	3 month USD-
					LIBOR-BBA	(420,177)

	49,144,000	—	9/27/13	3 month USD-
				LIBOR-BBA	0.51375%	(31,698)

	400,000,000	—	9/27/21	1.86625%	3 month USD-
					LIBOR-BBA	15,859,058

	400,000,000	—	9/27/21	3 month USD-
				LIBOR-BBA	1.995%	(11,134,419)

	67,834,000	—	9/27/13	3 month USD-
				LIBOR-BBA	0.5175%	(38,765)

	17,401,000	(582,934)	9/8/41	3 month USD-
				LIBOR-BBA	4.0275%	3,247,652

	73,129,200	—	7/11/13	0.715%	3 month USD-
					LIBOR-BBA	(352,964)

	26,928,000	—	7/19/21	3.074%	3 month USD-
					LIBOR-BBA	(2,103,699)

	19,805,000	—	9/29/21	3 month USD-
				LIBOR-BBA	2.18%	(218,984)

75

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
$8,380,000	$—	9/30/21	3 month USD-
			LIBOR-BBA	2.203%	$(75,173)

15,791,000	—	10/3/21	3 month USD-
			LIBOR-BBA	2.184%	(174,508)

7,064,000	—	10/4/41	2.75%	3 month USD-
				LIBOR-BBA	300,776

41,365,000	—	10/4/13	3 month USD-
			LIBOR-BBA	0.58%	24,565

7,137,000	—	10/7/21	3 month USD-
			LIBOR-BBA	2.068%	(156,998)

6,170,000	—	10/11/21	2.2395%	3 month USD-
				LIBOR-BBA	41,055

6,829,000 E	—	4/12/22	3 month USD-
			LIBOR-BBA	2.4275%	(29,911)

46,602,000	—	10/14/13	3 month USD-
			LIBOR-BBA	0.677%	111,345

7,844,000	—	10/17/21	3 month USD-
			LIBOR-BBA	2.37%	37,523

31,413,500	—	10/19/21	3 month USD-
			LIBOR-BBA	2.387%	194,736

49,821,000	—	10/28/13	3 month USD-
			LIBOR-BBA	0.65%	82,345

2,996,000	—	10/28/21	3 month USD-
			LIBOR-BBA	2.396%	18,134

6,193,000	—	10/28/21	3 month USD-
			LIBOR-BBA	2.351%	11,970

20,000,500	—	10/31/41	3.235%	3 month USD-
				LIBOR-BBA	(1,091,589)

19,368,500	—	11/1/21	2.445%	3 month USD-
				LIBOR-BBA	(201,626)

174,101,000	—	11/2/13	0.5925%	3 month USD-
				LIBOR-BBA	(90,533)

141,285,400	(570,720)	8/3/21	3 month USD-
			LIBOR-BBA	2.92%	8,185,404

60,113,000	—	8/19/13	0.4475%	3 month USD-
				LIBOR-BBA	92,166

8,038,000	—	8/19/41	3.299%	3 month USD-
				LIBOR-BBA	(586,772)

7,189,000	—	8/23/41	3.088%	3 month USD-
				LIBOR-BBA	(212,318)

6,610,000	—	8/30/21	3 month USD-
			LIBOR-BBA	2.4225%	90,883

63,487,500	—	8/31/13	3 month USD-
			LIBOR-BBA	0.50%	(38,890)

1,533,000	—	9/2/41	3.187%	3 month USD-
				LIBOR-BBA	(75,129)

32,609,000	—	9/2/21	3 month USD-
			LIBOR-BBA	2.35%	223,894

76

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
	$55,944,000	$—	9/14/21	3 month USD-
				LIBOR-BBA	2.124%	$(833,800)

	68,220,000	—	9/14/21	2.1575%	3 month USD-
					LIBOR-BBA	807,073

	7,902,000	—	9/15/41	2.984%	3 month USD-
					LIBOR-BBA	(51,677)

	16,284,000	—	9/19/16	3 month USD-
				LIBOR-BBA	1.231%	(12,411)

CAD	15,854,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	271,391

CAD	25,694,000	—	9/21/21	3 month CAD-
				BA-CDOR	2.3911%	(439,834)

CAD	3,390,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	58,031

CAD	6,139,000	—	9/27/21	3 month CAD-
				BA-CDOR	2.415%	(94,178)

CAD	6,827,000	—	10/7/21	3 month CAD-
				BA-CDOR	2.5125%	(49,511)

CAD	6,902,000	—	10/14/21	3 month CAD-
				BA-CDOR	2.6575%	36,985

EUR	75,990,000	—	6/13/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.74%	2,078,956

EUR	75,990,000	—	6/13/13	1.9865%	3 month EUR-
					EURIBOR-
					REUTERS	(1,862,658)

GBP	2,914,000	—	10/14/21	2.812%	6 month GBP-
					LIBOR-BBA	(51,603)

JPY	644,000,000	—	2/22/21	1.36375%	6 month JPY-
					LIBOR-BBA	(335,187)

JPY	979,460,000	—	5/25/15	0.674375%	6 month JPY-
					LIBOR-BBA	(144,412)

JPY	976,750,000	—	9/16/15	6 month JPY-
				LIBOR-BBA	0.59125%	93,257

JPY	36,800,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	12,921

JPY	49,400,000 E	—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	(5,459)

JPY	867,000,000	—	9/12/21	1.02375%	6 month JPY-
					LIBOR-BBA	(19,371)

MXN	14,762,000	—	9/11/20	6.82%	1 month MXN-
					TIIE-BANXICO	(40,450)

MXN	19,089,000	—	9/14/20	6.82%	1 month MXN-
					TIIE-BANXICO	(51,987)

MXN	63,220,000	—	7/30/20	6.3833%	1 month MXN-
					TIIE-BANXICO	(43,292)

MXN	6,909,000	—	7/30/20	6.3833%	1 month MXN-
					TIIE-BANXICO	(4,731)

77

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
MXN	63,220,000	$—	8/19/20	1 month MXN-
				TIIE-BANXICO	6.615%	$105,870

MXN	40,760,000	—	11/4/20	1 month MXN-
				TIIE-BANXICO	6.75%	93,778

UBS, AG
AUD	13,990,000	—	9/27/21	6 month AUD-
				BBR-BBSW	4.79%	(352,369)

AUD	12,501,000	—	9/27/16	4.46%	6 month AUD-
					BBR-BBSW	117,290

CHF	74,153,000	—	5/23/13	0.7625%	6 month CHF-
					LIBOR-BBA	(1,072,009)

Total						$(31,852,921)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/11

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
	$13,686,556	$(38,493)	1/12/40	5.00% (1 month	Synthetic TRS	$26,522
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

Barclays Bank PLC
	1,937,213	—	1/12/40	5.00% (1 month	Synthetic MBX	13,608
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	9,154,024	—	1/12/40	4.50% (1 month	Synthetic MBX	56,194
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	20,598,484	—	1/12/38	(6.50%) 1 month	Synthetic TRS	187,322
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	13,383,997	—	1/12/40	5.00% (1 month	Synthetic MBX	94,019
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	10,075,612	—	1/12/41	5.00% (1 month	Synthetic MBX	62,894
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	56,019,359	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(166,134)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

78

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$13,795,261	$—	1/12/41	5.00% (1 month	Synthetic MBX	$86,113
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

5,114,091	—	1/12/41	5.00% (1 month	Synthetic MBX	31,923
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

45,809,542	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(135,855)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

33,164,881	—	1/12/41	5.00% (1 month	Synthetic MBX	207,023
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

13,733,623	—	1/12/40	4.00% (1 month	Synthetic MBX	67,837
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

1,605,196	—	1/12/40	4.00% (1 month	Synthetic TRS	7,119
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

5,760,000	—	4/7/16	(2.63%)	USA Non Revised	(103,899)
				Consumer Price
				Index-Urban
				(CPI-U)

13,686,556	263,038	1/12/40	(5.00%) 1 month	Synthetic TRS	199,909
			USD-LIBOR	Index 5.00%
				30 year Fannie Mae
				pools

5,114,091	—	1/12/41	5.00% (1 month	Synthetic MBX	31,924
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

33,502,997	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(99,358)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

24,359,332	—	1/12/40	4.00% (1 month	Synthetic MBX	120,323
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

79

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$1,536,692	$—	1/12/41	4.50% (1 month	Synthetic MBX	$10,393
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

5,317,433	—	1/12/40	4.50% (1 month	Synthetic MBX	32,643
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

18,528,662	—	1/12/40	4.50% (1 month	Synthetic MBX	113,743
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

56,648,788	—	1/12/41	5.00% (1 month	Synthetic MBX	353,615
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

14,007,496	—	1/12/41	5.00% (1 month	Synthetic MBX	87,438
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

708,302	—	1/12/41	5.00% (1 month	Synthetic MBX	4,421
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,697,688	—	1/12/40	5.00% (1 month	Synthetic MBX	11,926
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

5,505,578	—	1/12/40	5.00% (1 month	Synthetic MBX	38,675
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

3,991,387	—	1/12/40	5.00% (1 month	Synthetic MBX	28,038
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

4,769,245	—	1/12/38	(6.50%) 1 month	Synthetic TRS	43,371
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

24,418,377	—	1/12/41	5.00% (1 month	Synthetic TRS	75,204
			USD-LIBOR)	Index 5.00%
				30 year Ginnie
				Mae II pools

80

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
$2,852,811	$—	1/12/41	5.00% (1 month	Synthetic MBX	$17,808
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

37,625,772	—	1/12/40	5.00% (1 month	Synthetic TRS	251,313
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

2,367,824	—	1/12/41	5.00% (1 month	Synthetic MBX	14,781
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

Credit Suisse International
378,744	—	1/12/41	4.50% (1 month	Synthetic MBX	2,562
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

3,409,394	—	1/12/41	5.00% (1 month	Synthetic MBX	21,282
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

14,701,500	—	1/12/40	5.00% (1 month	Synthetic TRS	98,195
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

17,060,435	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(50,595)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

Deutsche Bank AG
18,539,368	—	1/12/39	(6.00%) 1 month	Synthetic TRS	156,045
			USD-LIBOR	Index 6.00%
				30 year Fannie Mae
				pools

17,060,435	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(50,595)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

Goldman Sachs International
3,290,000	—	3/1/16	2.47%	USA Non Revised	26,550
				Consumer Price
				Index-Urban
				(CPI-U)

2,467,500	—	3/3/16	2.45%	USA Non Revised	17,445
				Consumer Price
				Index-Urban
				(CPI-U)

81

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$16,660,857	$—	1/12/41	5.00% (1 month	Synthetic MBX	$104,001
				USD-LIBOR)	Index 5.00% 30
					30 year Fannie Mae
					pools

	21,583,156	—	1/12/38	(6.50%) 1 month	Synthetic TRS	196,276
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

EUR	17,506,000	—	10/18/13	(1.7775%)	Eurostat Eurozone	(43,844)
					HICP excluding
					tobacco

Total						$2,248,175

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/11

		Upfront			Fixed payments
		premium		Termi-	received
Swap counterparty /		received	Notional	nation	(paid) by fund	Unrealized
Referenced debt*	Rating***	(paid)**	amount	date	per annum	appreciation

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	$(5,786)	$650,000	12/20/19	(100 bp)	$88,314

Deutsche Bank AG
France, Gov’t of,
4.25%, 04/25/2019	—	9,480	10,140,000	6/20/15	(100 bp)	183,952

Total						$272,266

*Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index.

82

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$52,218,616	$—

Corporate bonds and notes	—	233,958,168	—

Foreign government bonds and notes	—	27,989,156	—

Mortgage-backed securities	—	547,954,076	2,210,523

Purchased options outstanding	—	78,158,420	—

Senior loans	—	51,126,980	—

U.S. Government agency obligations	—	1,511,216	—

U.S. Government and agency mortgage obligations	—	434,838,098	—

U.S. Treasury obligations	—	389,260	—

Short-term investments	94,518,953	584,658,803	—

Totals by level	$94,518,953	$2,012,802,793	$2,210,523

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(6,676,404)	$—

Futures contracts	(197,090)	—	—

Written options	—	(169,527,943)	—

TBA sale commitments	—	(12,201,563)	—

Interest rate swap contracts	—	(27,094,952)	—

Total return swap contracts	—	2,023,630	—

Credit default contracts	—	268,572	—

Totals by level	$(197,090)	$(213,208,660)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

83

Statement of assets and liabilities 10/31/11

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $2,016,734,723)	$2,015,013,316
Affiliated issuers (identified cost $94,518,953) (Note 6)	94,518,953

Cash	698,437

Foreign currency (cost $4,720) (Note 1)	4,602

Interest and other receivables	8,527,159

Receivable for shares of the fund sold	6,925,885

Receivable for investments sold	34,584,606

Receivable for sales of delayed delivery securities (Note 1)	12,167,510

Unrealized appreciation on swap contracts (Note 1)	91,264,724

Premiums paid on swap contracts (Note 1)	6,471,684

Receivable for variation margin (Note 1)	127,253

Unrealized appreciation on forward currency contracts (Note 1)	9,175,259

Total assets	2,279,479,388

LIABILITIES

Payable for investments purchased	16,491,182

Payable for purchases of delayed delivery securities (Note 1)	408,000,786

Payable for shares of the fund repurchased	10,285,787

Payable for compensation of Manager (Note 2)	243,182

Payable for investor servicing fees (Note 2)	187,004

Payable for custodian fees (Note 2)	44,303

Payable for Trustee compensation and expenses (Note 2)	28,576

Payable for administrative services (Note 2)	6,144

Payable for distribution fees (Note 2)	438,067

Unrealized depreciation on swap contracts (Note 1)	120,597,204

Premiums received on swap contracts (Note 1)	1,941,954

Unrealized depreciation on forward currency contracts (Note 1)	15,851,663

TBA sale commitments, at value (proceeds receivable $12,152,344) (Note 1)	12,201,563

Written options outstanding, at value (premiums received $140,120,674) (Notes 1 and 3)	169,527,943

Other accrued expenses	259,607

Total liabilities	756,104,965

Net assets	$1,523,374,423

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,581,693,987

Undistributed net investment income (Note 1)	16,529,880

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(7,519,033)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(67,330,411)

Total — Representing net assets applicable to capital shares outstanding	$1,523,374,423

(Continued on next page)

84

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($830,295,554 divided by 79,987,353 shares)	$10.38

Offering price per class A share (100/99.00 of $10.38)*	$10.48

Net asset value and offering price per class B share ($16,065,713 divided by 1,556,088 shares)**	$10.32

Net asset value and offering price per class C share ($291,441,929 divided by 28,459,539 shares)**	$10.24

Net asset value and redemption price per class M share ($17,639,172 divided by 1,704,401 shares)	$10.35

Offering price per class M share (100/99.25 of $10.35)*	$10.43

Net asset value, offering price and redemption price per class R share
($800,865 divided by 77,449 shares)	$10.34

Net asset value, offering price and redemption price per class Y share
($367,131,190 divided by 35,215,720 shares)	$10.43

* On single retail sales of less than $500,000. On sales of $500,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

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Statement of operations Year ended 10/31/11

INVESTMENT INCOME

Interest (net of foreign tax of $39,965) (including interest income of $97,973 from investments
in affiliated issuers) (Note 6)	$62,419,627

EXPENSES

Compensation of Manager (Note 2)	8,489,870

Investor servicing fees (Note 2)	1,910,014

Custodian fees (Note 2)	146,300

Trustee compensation and expenses (Note 2)	93,671

Administrative services (Note 2)	39,662

Distribution fees — Class A (Note 2)	1,849,077

Distribution fees — Class B (Note 2)	71,417

Distribution fees — Class C (Note 2)	2,711,412

Distribution fees — Class M (Note 2)	52,536

Distribution fees — Class R (Note 2)	3,826

Other	578,618

Fees waived and reimbursed by Manager (Note 2)	(2,492,452)

Total expenses	13,453,951

Expense reduction (Note 2)	(6,819)

Net expenses	13,447,132

Net investment income	48,972,495

Net realized gain on investments (Notes 1 and 3)	24,389,946

Net realized loss on swap contracts (Note 1)	(41,524,000)

Net realized loss on futures contracts (Note 1)	(9,889,465)

Net realized loss on foreign currency transactions (Note 1)	(9,866,252)

Net realized gain on written options (Notes 1 and 3)	4,214,366

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(7,210,913)

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options and TBA sale commitments during the year	(55,598,038)

Net loss on investments	(95,484,356)

Net decrease in net assets resulting from operations	$(46,511,861)

The accompanying notes are an integral part of these financial statements.

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Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 10/31/11	Year ended 10/31/10

Operations:
Net investment income	$48,972,495	$25,798,823

Net realized gain (loss) on investments
and foreign currency transactions	(32,675,405)	2,630,250

Net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(62,808,951)	(9,401,686)

Net increase (decrease) in net assets resulting
from operations	(46,511,861)	19,027,387

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(16,056,244)	(1,325,251)

Class B	(394,628)	(55,453)

Class C	(5,426,425)	(623,791)

Class M	(416,717)	(29,907)

Class R	(17,871)	(695)

Class Y	(8,311,662)	(1,041,683)

Net realized short-term gain on investments

Class A	(1,060,382)	—

Class B	(28,976)	—

Class C	(450,415)	—

Class M	(27,781)	—

Class R	(1,247)	—

Class Y	(521,030)	—

From net realized long-term gain on investments
Class A	(1,161,372)	—

Class B	(31,736)	—

Class C	(493,311)	—

Class M	(30,427)	—

Class R	(1,365)	—

Class Y	(570,651)	—

Redemption fees (Note 1)	—	6,114

Increase from capital share transactions (Note 4)	608,933,232	731,345,121

Total increase in net assets	527,419,131	747,301,842

NET ASSETS

Beginning of year	995,955,292	248,653,450

End of year (including undistributed net investment
income of $16,529,880 and $21,780,077, respectively)	$1,523,374,423	$995,955,292

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
October 31, 2011	$10.92	.38	(.56)	(.18)	(.32)	(.04)	(.36)	—	$10.38	(1.72)	$830,296	.87 [d]	3.55 [d]	188 [e]
October 31, 2010	10.65	.45	(.08)	.37	(.10)	—	(.10)	— [f]	10.92	3.53	498,715	1.09	4.18	219 [e]
October 31, 2009 †	10.00	.32	.33	.65	— [f]	—	— [f]	— [f]	10.65	6.52*	107,098	1.11*[d]	3.02*[d]	39*

Class B
October 31, 2011	$10.86	.37	(.58)	(.21)	(.29)	(.04)	(.33)	—	$10.32	(2.03)	$16,066	1.07 [d]	3.48 [d]	188 [e]
October 31, 2010	10.60	.41	(.08)	.33	(.07)	—	(.07)	— [f]	10.86	3.17	14,957	1.41	3.81	219 [e]
October 31, 2009 †	10.00	.26	.34	.60	— [f]	—	— [f]	— [f]	10.60	6.01*	6,056	1.63*[d]	2.49*[d]	39*

Class C
October 31, 2011	$10.80	.30	(.57)	(.27)	(.25)	(.04)	(.29)	—	$10.24	(2.53)	$291,442	1.62 [d]	2.86 [d]	188 [e]
October 31, 2010	10.59	.37	(.08)	.29	(.08)	—	(.08)	— [f]	10.80	2.76	220,223	1.84	3.40	219 [e]
October 31, 2009 †	10.00	.28	.31	.59	— [f]	—	— [f]	— [f]	10.59	5.91*	58,151	1.76*[d]	2.66*[d]	39*

Class M
October 31, 2011	$10.90	.38	(.57)	(.19)	(.32)	(.04)	(.36)	—	$10.35	(1.85)	$17,639	.92 [d]	3.56 [d]	188 [e]
October 31, 2010	10.63	.45	(.08)	.37	(.10)	—	(.10)	— [f]	10.90	3.51	13,405	1.16	4.12	219 [e]
October 31, 2009 †	10.00	.29	.34	.63	— [f]	—	— [f]	— [f]	10.63	6.32*	1,926	1.24*[d]	2.74*[d]	39*

Class R
October 31, 2011	$10.89	.36	(.57)	(.21)	(.30)	(.04)	(.34)	—	$10.34	(1.98)	$801	1.12 [d]	3.35 [d]	188 [e]
October 31, 2010	10.62	.43	(.08)	.35	(.08)	—	(.08)	— [f]	10.89	3.28	553	1.34	3.95	219 [e]
October 31, 2009 †	10.00	.30	.32	.62	— [f]	—	— [f]	— [f]	10.62	6.22*	88	1.33*[d]	2.87*[d]	39*

Class Y
October 31, 2011	$10.96	.41	(.56)	(.15)	(.34)	(.04)	(.38)	—	$10.43	(1.47)	$367,131	.62 [d]	3.82 [d]	188 [e]
October 31, 2010	10.67	.48	(.08)	.40	(.11)	—	(.11)	— [f]	10.96	3.81	248,102.84		4.41	219 [e]
October 31, 2009 †	10.00	.39	.28	.67	— [f]	—	— [f]	— [f]	10.67	6.72*	75,335	.90*[d]	3.67*[d]	39*

* Not annualized.

† For the period December 23, 2008 (commencement of operations) to October 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

October 31, 2011	0.18%

October 31, 2009	0.15

e Portfolio turnover excludes dollar roll transactions.

f Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

88	89

Notes to financial statements 10/31/11

Note 1: Significant accounting policies

Putnam Absolute Return 300 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek to earn a positive total return that exceeds the rate of inflation by 300 basis points (or 3.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return through a broadly diversified portfolio reflecting uncorrelated fixed-income strategies designed to exploit market inefficiencies across global markets and fixed-income sectors. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to April 5, 2010, the maximum front-end sales charge for class A and class M shares was 3.25% and 2.00%, respectively. Prior to April 5, 2010, class B shares were subject to a contingent deferred sales charge if those shares were redeemed within four years of purchase.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from November 1, 2010 through October 31, 2011.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional

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traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

C) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

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E) Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average number of contracts of approximately 3,000 on futures contracts for the reporting period.

F) Options contracts The fund uses options contracts to hedge duration, convexity and prepayment risk, to gain exposure to interest rates and to hedge against changes in values of securities it owns, owned or expects to own. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately $1,344,700,000 on purchased options contracts for the reporting period.

G) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $603,800,000 on forward currency contracts for the reporting period.

H) Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to gain exposure to rates of inflation in specific regions/countries and to hedge inflation in specific regions/countries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

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Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

I) Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $6,357,000,000 on interest rate swap contracts for the reporting period.

J) Credit default contracts The fund entered into credit default contracts to hedge credit risk. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $33,000,000 on credit default swap contracts for the reporting period.

K) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $14,409,818 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position

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with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $133,054,425 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $120,187,679.

L) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

P) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of

94

credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Q) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At October 31, 2011, the fund had a capital loss carryover of $5,221,887 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on October 31, 2019. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

R) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of foreign currency gains and losses, realized gains and losses on certain futures contracts, income on swap contracts and interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $23,599,145 to decrease undistributed net investment income and $112,268 to increase paid-in-capital, with a decrease to accumulated net realized losses of $23,486,877.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$60,121,623
Unrealized depreciation	(64,423,451)

Net unrealized depreciation	(4,301,828)
Undistributed ordinary income	5,993,040
Capital loss carryforward	(5,221,887)
Cost for federal income tax purposes	$2,113,834,097

S) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

95

0.730%	of the first $5 billion,
0.680%	of the next $5 billion,
0.630%	of the next $10 billion,
0.580%	of the next $10 billion,
0.530%	of the next $50 billion,
0.510%	of the next $50 billion,
0.500%	of the next $100 billion,
0.495%	of any excess thereafter.

Commencing with the fund’s thirteenth whole calendar month of operation (January 2010), the applicable base fee was increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Bank of America Merrill Lynch U.S. Treasury Bill Index plus 3.00% over the performance period. The maximum annualized performance adjustment rate is +/– 0.12%. The performance period is the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.58% of the fund’s average net assets before an increase of $320,984 (0.02% of the fund’s average net assets) based on performance.

Putnam Management has agreed to limit the fund’s total expenses through June 30, 2012, to the extent that the total expenses of the fund (before performance adjustments to the fund’s management fee and excluding brokerage, interest, taxes, investment related expenses, extraordinary expenses, and payments under the fund’s distribution plans) will not exceed an annual rate of 0.60% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $2,492,452 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

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The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $6,819 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,246, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00%, 0.30% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. Prior to April 5, 2010, the annual rates were 0.85% and 0.40% of the average net assets attributable to class B and class M shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $14,299 and $8 from the sale of class A and class M shares, respectively, and received $22,221 and $54,126 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.30% (0.40% for purchases before April 1, 2010) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $28,115 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,127,153,318 and $1,954,050,171, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $19,627,745 and $19,280,356, respectively.

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Written option transactions during the reporting period are summarized as follows:

		Written swap option	Written swap option
		contract amounts	premiums received

Written options outstanding at the	USD	555,224,800	$34,880,164
beginning of the reporting period	CHF	—	$—

Options	USD	2,894,677,076	115,474,525
opened	CHF	60,080,000	65,594

Options	USD	(337,414,572)	(9,557,165)
exercised	CHF	—	—

Options	USD	—	—
expired	CHF	—	—

Options	USD	(17,189,000)	(697,014)
closed	CHF	(45,060,000)	(45,430)

Written options outstanding at the	USD	3,095,298,304	$140,100,510
end of the reporting period	CHF	15,020,000	$20,164

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/11		Year ended 10/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	60,585,292	$655,283,850	44,718,792	$482,378,886

Shares issued in connection with
reinvestment of distributions	1,406,851	15,025,173	108,748	1,161,431

	61,992,143	670,309,023	44,827,540	483,540,317

Shares repurchased	(27,653,993)	(295,481,581)	(9,230,154)	(99,726,104)

Net increase	34,338,150	$374,827,442	35,597,386	$383,814,213

	Year ended 10/31/11		Year ended 10/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	566,607	$6,081,412	1,084,281	$11,609,026

Shares issued in connection with
reinvestment of distributions	34,918	371,523	4,196	44,644

	601,525	6,452,935	1,088,477	11,653,670

Shares repurchased	(423,035)	(4,520,019)	(282,275)	(3,031,493)

Net increase	178,490	$1,932,916	806,202	$8,622,177

	Year ended 10/31/11		Year ended 10/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	14,953,968	$159,822,328	17,632,273	$188,304,186

Shares issued in connection with
reinvestment of distributions	455,808	4,831,565	39,530	419,810

	15,409,776	164,653,893	17,671,803	188,723,996

Shares repurchased	(7,346,583)	(77,813,793)	(2,767,440)	(29,612,204)

Net increase	8,063,193	$86,840,100	14,904,363	$159,111,792

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	Year ended 10/31/11		Year ended 10/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	978,417	$10,578,695	1,129,937	$12,156,459

Shares issued in connection with
reinvestment of distributions	38,011	404,816	2,697	28,746

	1,016,428	10,983,511	1,132,634	12,185,205

Shares repurchased	(542,328)	(5,747,386)	(83,422)	(897,155)

Net increase	474,100	$5,236,125	1,049,212	$11,288,050

	Year ended 10/31/11		Year ended 10/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	71,888	$772,978	57,359	$617,901

Shares issued in connection with
reinvestment of distributions	1,847	19,687	29	311

	73,735	792,665	57,388	618,212

Shares repurchased	(47,085)	(509,129)	(14,860)	(160,716)

Net increase	26,650	$283,536	42,528	$457,496

	Year ended 10/31/11		Year ended 10/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	34,278,961	$371,506,119	26,678,250	$288,313,586

Shares issued in connection with
reinvestment of distributions	536,455	5,740,069	55,269	590,827

	34,815,416	377,246,188	26,733,519	288,904,413

Shares repurchased	(22,235,438)	(237,433,075)	(11,155,729)	(120,853,020)

Net increase	12,579,978	$139,813,113	15,577,790	$168,051,393

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$268,572	Payables	$—

Foreign exchange
contracts	Receivables	9,175,259	Payables	15,851,663

Investments,
	Receivables,		Payables, Net
	Net assets —		assets —
	Unrealized		Unrealized
	appreciation/		appreciation/
Interest rate contracts	(depreciation)	175,444,816*	(depreciation)	292,082,751*

Total		$184,888,647		$307,934,414

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

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The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$229,380	$229,380

Foreign exchange
contracts	—	—	(7,268,454)	—	$(7,268,454)

Interest rate contracts	(3,604,949)	(9,889,465)	—	(41,753,380)	$(55,247,794)

Total	$(3,604,949)	$(9,889,465)	$(7,268,454)	$(41,524,000)	$(62,286,868)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$773,371	$773,371

Foreign exchange
contracts	—	—	(7,274,708)	—	$(7,274,708)

Interest rate contracts	(12,056,628)	2,483,429	—	(9,381,175)	$(18,954,374)

Total	$(12,056,628)	$2,483,429	$(7,274,708)	$(8,607,804)	$(25,455,711)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $97,973 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $1,144,240,481 and $1,102,503,964, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

100

Federal tax information (Unaudited)

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $28,939,251 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

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About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

102

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2011, there were 108 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

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Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

104

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

105

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund	State tax-free income funds:
Multi-Cap Core Fund	Arizona, California, Massachusetts, Michigan,
Research Fund	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.
Value
Convertible Securities Fund	Absolute Return
Equity Income Fund	Absolute Return 100 Fund
George Putnam Balanced Fund	Absolute Return 300 Fund
The Putnam Fund for Growth and Income	Absolute Return 500 Fund
International Value Fund	Absolute Return 700 Fund
Multi-Cap Value Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

106

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 1
Putnam Asset Allocation: Balanced Portfolio.	Prior to June 16, 2011, this fund was known as
Dynamic Asset Allocation	Putnam RetirementReady Maturity Fund.
Conservative Fund	Retirement Income Fund Lifestyle 2
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 3
Putnam Asset Allocation: Conservative Portfolio.	Prior to June 16, 2011, this fund was known as
Dynamic Asset Allocation Growth Fund	Putnam Income Strategies Fund.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

107

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Mark C. Trenchard
Putnam Investment	Robert J. Darretta	Vice President and
Management, LLC	John A. Hill	BSA Compliance Officer
One Post Office Square	Paul L. Joskow
Boston, MA 02109	Kenneth R. Leibler	Robert T. Burns
	Robert E. Patterson	Vice President and
Investment Sub-Manager	George Putnam, III	Chief Legal Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	W. Thomas Stephens	James P. Pappas
London, England SW1A 1LD		Vice President
Officers
Investment Sub-Advisor	Robert L. Reynolds	Judith Cohen
The Putnam Advisory	President	Vice President, Clerk and
Company, LLC		Assistant Treasurer
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	Michael Higgins
	Principal Executive	Vice President, Senior Associate
Marketing Services	Officer, Treasurer and	Treasurer and Assistant Clerk
Putnam Retail Management	Compliance Liaison
One Post Office Square		Nancy E. Florek
Boston, MA 02109	Steven D. Krichmar	Vice President, Assistant Clerk,
	Vice President and	Assistant Treasurer and
Custodian	Principal Financial Officer	Proxy Manager
State Street Bank
and Trust Company	Janet C. Smith	Susan G. Malloy
	Vice President, Assistant	Vice President and
Legal Counsel	Treasurer and Principal	Assistant Treasurer
Ropes & Gray LLP	Accounting Officer

Independent Registered	Beth S. Mazor
Public Accounting Firm	Vice President
KPMG LLP
Robert R. Leveille
Trustees	Vice President and
Jameson A. Baxter, Chair	Chief Compliance Officer
Ravi Akhoury
Barbara M. Baumann

This report is for the information of shareholders of Putnam Absolute Return 300 Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

108

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

AN109
270988 12/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2011	$86,680	$--	$5,000	$ —
October 31, 2010	$70,996	$--	$4,750	$ —

For the fiscal years ended October 31, 2011and October 31, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,000 and $4,750 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2011	$ —	$ —	$ —	$ —

October 31, 2010	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 29, 2011

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2011

Date of reporting period:	November 1, 2010 — October 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PJMDX

Putnam Absolute Return 500 Fund

Annual report 10 | 31 | 11

A world of investing.™

Putnam INVESTMENTS

ABSOLUTE RETURN FUNDS are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

Putnam
Absolute Return
500 Fund

Annual report
10 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	22

Federal tax information	111

About the Trustees	112

Officers	114

Consider these risks before investing: Our allocation of assets among permitted asset categories may hurt performance. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Our active trading strategy may lose money or not earn a return sufficient to cover associated trading and other costs. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. REITs involve the risks of real estate investing, including declining property values. Commodities involve the risks of changes in market, political, regulatory, and natural conditions. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Additional risks are listed in the fund’s prospectus.

Message from the Trustees

Dear Fellow Shareholder:

As we move toward the end of 2011, we have seen markets experience heightened levels of volatility because of global economic uncertainty. Following a solid October rebound, U.S. markets are holding onto modest gains.

Volatility will likely remain a dominant characteristic of the markets as the U.S. economy continues to battle high unemployment and a weak housing market, and Europe seeks a lasting resolution to its debt woes. While volatility is unsettling, long-term investors should understand that it has also created opportunities for active managers. Putnam’s team of investment professionals is working to identify attractive investments while also guarding against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994.

Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

## Putnam Absolute Return 500 Fund

# Pursuing positive returns with low volatility

Unlike more traditional funds, Putnam Absolute Return Funds pursue positive returns with less volatility over three years or more, and can take steps seeking to reduce specific risks. Freed from the constraints of a traditional benchmark, the 500 Fund can add diversification to a portfolio for investors looking for an alternative to traditional funds balanced with stocks and bonds.

**The fund's management team has an average of more than 20 years of experience.**

Jeffrey L. Knight, CFA, Portfolio Manager and Head of Global Asset Allocation, leads the fund and is backed by a seasoned team.

- 5 portfolio managers averaging 21 years in the investment industry
- Research of 14 global multi-asset specialists
- 5 years of experience managing absolute return strategies

### Absolute return funds can add investment flexibility to portfolios.

Absolute return funds can pursue a wide range of investments and strategies.

| | Absolute return funds | Traditional bond funds | Traditional balanced funds | U.S. stock funds | International stock funds |
|---|---|---|---|---|---|
| **Absolute flexibility**<br>Free to change holdings rather than follow one market or asset class | ● | | | | |
| **Defines positive return targets**<br>Pursues targeted returns above inflation over a full market cycle (three years or more) | ● | | | | |
| **Available strategies** | | | | | |
| U.S. bonds | ● | ● | ● | | |
| U.S. stocks | ● | | ● | ● | |
| Foreign bonds | ● | ● | ● | | |
| Foreign stocks | ● | | ● | | ● |
| Emerging markets | ● | | | | ● |
| Commodities | ● | | | | |
| Hedging strategies | ● | ● | | | ● |
| REITs | ● | | | | |
| Cash | ● | | | | |

All funds involve different levels of risk, have different fees and expenses, and have different objectives that you should consider before investing. See the fund's prospectus for complete details.

### The 500 Fund has been less volatile than stocks.

The fund has pursued active strategies to reduce risk.

**Standard deviation of returns since fund inception 12/23/08–10/31/11**

T-bills
0.06%
Putnam Absolute Return 500 Fund
4.17%
Bonds
2.82%
Stocks
19.23%

Class A shares before sales charge. Stocks are represented by the S&P 500 Index, an unmanaged index of common stock performance. T-bills are represented by the BofA Merrill Lynch U.S. Treasury Bill Index, an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Bonds are represented by the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities. You cannot invest directly in an index.

2
3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

The fund is not expected to outperform during periods of market rallies.

Interview with your fund’s portfolio manager

Jeffrey L. Knight, CFA

Market conditions deteriorated in the second half of the year. Could you provide an update?

After peaking in April, around the time of the fund’s semiannual report, markets declined on greater concerns about credit risk as GDP data suggested that the U.S. economic recovery was nearly stalling. The global economy also weakened. Japan’s natural disasters in March caused supply chain disruptions, and China slowed its economy to reduce inflation.

Macroeconomic forces caused a further lurch downward in the third quarter. July through September constituted the worst quarter for stocks and other “risk assets” since the financial crisis unraveled markets in 2008. S&P’s downgrade of U.S. Treasury debt, continued challenges in the European sovereign debt negotiations, and generally weaker-than-expected economic data poured fuel on the fire.

For the annual period as a whole, U.S. stocks had modest gains, while credit-sensitive bonds and global stocks retreated. It was definitely a time to protect portfolio value. While class A shares of the 500 Fund had a return before sales charges of 2.21%, lower than the previous fiscal year, we kept the fund moving toward its positive return target and volatility remained within the guidelines that we set for the fund.

What strategies did you pursue in this context?

Looking at the portfolio from the highest level, you can see very broad diversification and a significant cash weighting as key strategies for protecting value and reducing volatility. We can also break down our active, non-cash strategies into two main categories — directional strategies that are aligned with market movements and non-directional strategies that we believe can produce returns independent of market direction. Examples of our directional strategies included positions in stocks, investment-grade corporate bonds, high-yield securities, as well as Treasuries and commodities. In addition, there were small allocations to emerging-market stocks and bonds.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/11. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on pages 15 and 16.

Non-directional strategies included long-short equity positions, commodity roll-based strategies, and currency positioning. In a long-short combination, we hold stocks that we expect to appreciate paired with short positions on stocks we expect to decline in value. This helps to reduce the fund’s exposure to random market movements. The roll-based strategy is undertaken with commodity-linked notes, which are indexed to commodities futures contracts. The notes exploit the difference between a commodity’s current spot price and its price in the futures market.

How did the strategies fare?

For the fiscal year as a whole, there were positive contributions from U.S. stock exposure and from high-yield securities. The fund held U.S. large-cap equities with “low beta” characteristics, which means below-average historic market risk, because research indicates that such stocks have performed better on a risk-adjusted basis. These holdings

Allocations are represented as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

outperformed the broader markets during the period, though they retreated in the later months.

Commercial mortgage-backed securities also helped early in the year. In this sector, the fund owns highly rated securities that are senior in the capital structure. Like equities, these securities also gave up ground toward the end of the period, when market exposure was detrimental.

In the later months of the period we saw a lot of the non-directional portfolio stabilizers come into play. Tail-risk hedging strategies were particularly helpful, and have many facets. The equity exposure was complemented by an option-based tail-risk management strategy. A group of low-beta equities was matched with a short position in equity index futures. Also, the fund held short positions in stocks we considered likely to fall in value, matched against a long position in equity index futures, which also helps mute the impact of market direction.

What were some of the other types of tail-risk hedging?

The fund had some long positions in Treasuries, which rallied during the third-quarter downturn. We also held positions in credit default swaps on Belgian government bonds, a type of derivative that became more valuable as European sovereign risk mounted, but without direct exposure to the riskiest countries of Europe.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/11. Short-term and TBA holdings are excluded. Holdings will vary over time.

Equity index put options, a type of derivative that appreciates as market levels decline, helped performance in the aftermath of the August S&P decision to downgrade the U.S. credit rating. It was important to have these positions already in place when the announcement came on a Friday evening after markets closed, because there was not time to establish a position on Monday morning when markets plunged immediately.

The currency strategy has been a detractor, mainly due to an overall short position on the euro, achieved with currency futures contracts, a type of derivative. The euro has remained surprisingly strong despite the eurozone debt crisis. However, we still consider currencies an attractive potential source of positive returns over the long term that we believe are uncorrelated with financial markets.

Can you talk more about the fund’s fixed-income positions?

Aside from corporate bonds, holdings in non-agency RMBS and interest-only CMOs [CMO IOs] were part of our non-directional strategies. These securities are not correlated with the direction of traditional bond markets. Instead, RMBS are generally sensitive to credit or default risks, while CMO IOs are more sensitive to changes in prepayment rates.

After performing well early in the year, these positions hurt performance in the later months of the fiscal period. Although the fundamentals underpinning the RMBS market were fairly stable, RMBS sold off as investors lost their appetite for credit risk in the third quarter.

The CMO IOs were affected by some speculation over the period that the federal government was weighing the introduction of new initiatives to help homeowners refinance their mortgages. Near the end of the fiscal year, the Federal Housing Finance Agency announced modifications to the existing Home Affordable Refinance Program [HARP] by allowing certain “underwater” borrowers who are current on their payments to refinance their loans at market rates. IO spreads widened sharply in the weeks leading up to the announcement, and our positions were hurt.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Are you still committed to these strategies, or have you introduced changes?

We have reduced risk exposures, but we continue to take a mix of risks in fixed-income sectors. RMBS in the fund generally are less sensitive to interest-rate changes and offer cash flows at the top of the capital structure. While short-term volatility has pressured the sector, we continue to believe the longer-term return potential for these securities is compelling and not necessarily reliant on an improving housing market. As for CMO IOs, from a fundamental point of view, we believe that cash flows remain extremely attractive even if there is an uptick in prepayment rates.

It’s also important to remember that bonds mature at par value as long as there are no credit losses, and we do not anticipate any. The fund owns many securities nearing maturity in the next few years. While their prices have declined recently, their return expectations improved because they are poised to appreciate toward their par value.

How is the fund positioned in international markets?

With the prospect of a Greek default a distinct possibility and the fallout difficult to predict, we continue to have little to no exposure to eurozone sovereign debt. The fund has a small position in emerging-market bonds, providing exposure to what we consider attractive opportunities in Argentina and Ukraine.

What is your outlook, and where is the fund taking risk?

We maintain our belief that the most likely trajectory for the U.S. economy is one of continued slow growth over the near term. The major headwinds facing consumers earlier in the year — notably, high food and energy prices — have abated. In our view, the corporate sector also continues to have good prospects to remain in solid financial condition and appears unlikely to generate a raft of defaults. We believe that the Fed has demonstrated that it remains committed to preventing deflation, and this provides a reasonably supportive backdrop to markets. Washington has made little progress on the deficit, but debt reduction is high on the political agenda for 2012.

Unfortunately, Europe is entering recession and its severity is unclear. Fortunately, China is likely to avoid a hard landing, as some feared earlier this year. Nevertheless, the fund’s emerging-market exposure remains small.

While we do not find this a time to become more aggressive, our research efforts are biased toward finding ways to get more exposure to market direction. We expect that the current market downturn will give way to new opportunities.

Jeff, thanks for commenting on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey L. Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your fund’s portfolio managers are James Fetch, Robert Kea, Robert Schoen, and Jason Vaillancourt.

IN THE NEWS

The U.S. unemployment picture, dim for many months, showed a glimmer of hope in October. The Labor Department reported that the private sector added 104,000 jobs, which was offset by the reduction of 24,000 government positions for a net increase of 80,000 jobs. The nation’s unemployment rate fell to 9%, the lowest since April. The U.S. economy has regained 2.3 million of the nearly 8.8 million jobs lost during the Great Recession. Employment gains in the private sector were achieved across a number of industries, including health care, manufacturing, mining, and professional services.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(12/23/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	13.69%	7.16%	11.21%	8.21%	11.26%	11.26%	12.11%	8.21%	12.89%	14.56%
Annual average	4.60	2.45	3.79	2.80	3.81	3.81	4.09	2.80	4.34	4.88

1 year	2.21	–3.70	1.44	–3.53	1.45	0.46	1.75	–1.79	1.95	2.49

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 10/31/11

	BofA (Bank of America)
	Merrill Lynch	Barclays Capital U.S.
	U.S. Treasury Bill Index	Aggregate Bond Index	S&P 500 Index

Life of fund	0.64%	20.82%	54.41%
Annual average	0.23	6.85	16.44

1 year	0.16	5.00	8.09

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the 12-month period ended 10/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.2324		$0.1694	$0.1704	$0.1824		$0.2144	$0.2534

Capital gains — Long-term	—		—	—	—		—	—

Capital gains — Short-term	0.0456		0.0456	0.0456	0.0456		0.0456	0.0456

Total	$0.2780		$0.2150	$0.2160	$0.2280		$0.2600	$0.2990

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

10/31/10	$10.93	$11.60	$10.81	$10.80	$10.84	$11.23	$10.88	$10.97

10/31/11	10.89	11.55	10.75	10.74	10.80	11.19	10.83	10.94

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $11,121 ($10,821 with contingent deferred sales charge). Class C shares would have been valued at $11,126, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $10,821. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,289 and $11,456, respectively.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(12/23/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	10.98%	4.60%	8.63%	5.63%	8.67%	8.67%	9.41%	5.61%	10.18%	11.73%
Annual average	3.83	1.64	3.03	2.00	3.05	3.05	3.30	1.99	3.56	4.09

1 year	0.59	–5.18	–0.27	–5.16	–0.26	–1.24	0.04	–3.46	0.24	0.79

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 10/31/10*‡	1.18%	1.93%	1.93%	1.68%	1.43%	0.93%

Total annual operating expenses for the fiscal year
ended 10/31/10‡	1.46%	2.21%	2.21%	1.96%	1.71%	1.21%

Annualized expense ratio for the six-month period
ended 10/31/11†	1.15%	1.90%	1.90%	1.65%	1.40%	0.90%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 2/29/12.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Restated to reflect projected expenses under a management contract effective 2/1/10.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2011, to October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.67	$9.36	$9.36	$8.13	$6.90	$4.45

Ending value (after expenses)	$957.80	$953.90	$953.80	$955.80	$956.70	$959.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2011, use the following calculation method. To find the value of your investment on May 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.85	$9.65	$9.65	$8.39	$7.12	$4.58

Ending value (after expenses)	$1,019.41	$1,015.63	$1,015.63	$1,016.89	$1,018.15	$1,020.67

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June  30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2011, Putnam employees had approximately $325,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2011. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. In addition, your fund’s new management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. To ensure that the performance comparison was being made over a reasonable period of time, your fund did not begin accruing performance adjustments until January 2010, by which time there was a twelve month period since your fund commenced operations based on which to determine performance adjustments. The Contract Committee observed that the complex-wide breakpoints of the open-end funds and your fund’s performance fee had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure and performance fee in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2010. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). In addition, effective November 1, 2010 through at least February 29, 2012, Putnam Management will waive fees (and, to the extent necessary, bear other expenses) to the extent that expenses of your fund (before any performance adjustment to the fund’s management fee and exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s distribution plans) would exceed 0.90% of its average net assets. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The Trustees also considered that your fund ranked in the 1st quintile in total expenses (excluding any applicable 12b-1 fees) on a pro forma basis, adjusted to reflect the impact of the 0.90% average net asset expense limitation discussed above. The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time. The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the absolute return of your fund, and your fund’s performance relative to its targeted annualized return. Putnam Absolute Return 500 Fund’s class A shares’ return net of fees and expenses was positive over the one-year period ended December 31, 2010, and lagged its targeted annualized return. The Trustees also considered that your fund seeks to earn its targeted annualized return over a reasonable period of time, generally at least three years or more. While your fund had not yet existed for three years, your fund’s annualized performance exceeded its targeted annualized return over the period from January 1, 2009, the start of the first month following the commencement of your fund’s operations, through December 31, 2010. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Absolute Return 500 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Absolute Return 500 Fund (the “fund”) at October 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2011 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2011

The fund’s portfolio 10/31/11

COMMON STOCKS (23.6%)*	Shares	Value

Advertising and marketing services (0.1%)
Omnicom Group, Inc.	21,452	$954,185

		954,185
Aerospace and defense (0.7%)
Huntington Ingalls Industries, Inc. †	4,165	122,868

Lockheed Martin Corp.	26,480	2,009,832

Northrop Grumman Corp.	24,994	1,443,404

Raytheon Co.	33,134	1,464,191

Rockwell Collins, Inc.	19,366	1,081,204

		6,121,499
Airlines (0.2%)
Copa Holdings SA Class A (Panama)	8,897	614,516

Southwest Airlines Co.	89,627	766,311

		1,380,827
Banking (0.6%)
Bank of Hawaii Corp.	12,719	537,123

JPMorgan Chase & Co.	44,300	1,539,868

M&T Bank Corp.	14,810	1,127,189

New York Community Bancorp, Inc.	61,315	816,103

People’s United Financial, Inc.	65,297	832,537

		4,852,820
Beverage (0.3%)
Dr. Pepper Snapple Group, Inc.	75,300	2,819,985

		2,819,985
Biotechnology (0.3%)
Biogen Idec, Inc. †	16,865	1,962,411

Pharmaceutical Product Development, Inc.	26,817	884,693

		2,847,104
Broadcasting (0.1%)
Discovery Communications, Inc. Class A †	14,968	650,509

		650,509
Cable television (0.1%)
IAC/InterActiveCorp. †	27,997	1,143,118

		1,143,118
Chemicals (0.5%)
International Flavors & Fragrances, Inc.	10,681	646,841

PPG Industries, Inc.	12,432	1,074,249

Sherwin-Williams Co. (The)	10,180	841,988

Sigma-Aldrich Corp.	11,895	778,885

Valspar Corp.	14,998	522,980

		3,864,943
Commercial and consumer services (0.8%)
Ecolab, Inc.	18,972	1,021,452

Equifax, Inc.	22,064	775,550

Expedia, Inc.	26,511	696,179

Gartner, Inc. †	17,733	683,075

Moody’s Corp.	24,754	878,519

Priceline.com, Inc. †	2,917	1,481,019

Verisk Analytics, Inc. Class A †	24,309	854,461

		6,390,255

COMMON STOCKS (23.6%)* cont.	Shares	Value

Communications equipment (0.1%)
Harris Corp.	27,337	$1,031,972

		1,031,972
Computers (1.4%)
Apple, Inc. †	18,759	7,593,268

Hewlett-Packard Co.	43,443	1,156,018

Micros Systems, Inc. †	21,966	1,081,167

NetApp, Inc. †	10,855	444,621

Solera Holdings, Inc.	19,220	1,049,989

		11,325,063
Conglomerates (0.1%)
AMETEK, Inc.	23,452	926,823

		926,823
Consumer (0.5%)
Kimberly-Clark Corp.	46,019	3,207,984

Scotts Miracle-Gro Co. (The) Class A	10,187	494,171

Tupperware Brands Corp.	9,760	551,830

		4,253,985
Containers (0.1%)
Ball Corp.	19,942	689,395

		689,395
Distribution (0.2%)
W.W. Grainger, Inc.	8,331	1,427,184

		1,427,184
Electric utilities (0.7%)
Alliant Energy Corp.	17,143	699,092

DPL, Inc.	21,084	639,899

DTE Energy Co.	19,392	1,010,517

Entergy Corp.	15,832	1,095,099

Pinnacle West Capital Corp.	16,223	739,444

Public Service Enterprise Group, Inc.	40,254	1,356,560

Westar Energy, Inc.	20,795	566,872

		6,107,483
Electronics (0.2%)
L-3 Communications Holdings, Inc.	14,841	1,005,923

QLogic Corp. †	25,713	359,211

		1,365,134
Energy (oil field) (0.6%)
Core Laboratories NV (Netherlands)	8,834	956,369

Deepocean Group (Shell) (acquired 6/9/11,
cost $357,152) (Norway) ‡	24,631	344,834

Dresser-Rand Group, Inc. †	17,837	863,311

FMC Technologies, Inc. †	29,260	1,311,433

Oceaneering International, Inc.	21,634	904,950

Oil States International, Inc. †	11,377	791,953

		5,172,850
Energy (other) (0.1%)
Covanta Holding Corp.	35,101	514,581

		514,581
Engineering and construction (0.1%)
KBR, Inc.	26,590	742,127

		742,127

COMMON STOCKS (23.6%)* cont.	Shares	Value

Food (0.5%)
ConAgra Foods, Inc.	40,500	$1,025,865

Corn Products International, Inc.	22,965	1,113,803

Hormel Foods Corp.	57,612	1,697,826

		3,837,494
Forest products and packaging (0.1%)
Sealed Air Corp.	23,783	423,337

		423,337
Health-care services (0.9%)
AmerisourceBergen Corp.	37,189	1,517,311

Cardinal Health, Inc.	38,674	1,712,098

Laboratory Corp. of America Holdings †	13,683	1,147,320

Lincare Holdings, Inc.	24,398	574,573

McKesson Corp.	24,413	1,990,880

Warner Chilcott PLC Class A (Ireland) †	42,944	778,145

		7,720,327
Insurance (1.8%)
ACE, Ltd.	29,162	2,104,038

Allied World Assurance Co. Holdings AG	10,482	609,004

Arch Capital Group, Ltd. †	27,275	981,082

Aspen Insurance Holdings, Ltd.	20,462	542,038

Axis Capital Holdings, Ltd.	22,608	708,761

Berkshire Hathaway, Inc. Class B †	34,638	2,696,915

Chubb Corp. (The)	16,299	1,092,848

Endurance Specialty Holdings, Ltd. (Bermuda)	13,453	500,452

Everest Re Group, Ltd.	9,936	893,445

PartnerRe, Ltd.	12,200	759,084

RenaissanceRe Holdings, Ltd.	11,562	787,603

Transatlantic Holdings, Inc.	13,850	720,754

Travelers Cos., Inc. (The)	22,096	1,289,302

Validus Holdings, Ltd.	23,948	655,217

W.R. Berkley Corp.	28,334	986,307

		15,326,850
Investment banking/Brokerage (0.1%)
BlackRock, Inc.	2,400	378,696

Goldman Sachs Group, Inc. (The)	3,500	383,425

		762,121
Machinery (0.1%)
Roper Industries, Inc.	12,964	1,051,380

		1,051,380
Media (0.3%)
McGraw-Hill Cos., Inc. (The)	24,613	1,046,053

Viacom, Inc. Class B	31,649	1,387,809

		2,433,862
Medical technology (0.2%)
C.R. Bard, Inc.	12,727	1,093,886

Gen-Probe, Inc. †	11,561	694,816

		1,788,702
Metals (0.2%)
Newmont Mining Corp.	24,838	1,659,924

		1,659,924

COMMON STOCKS (23.6%)* cont.	Shares	Value

Natural gas utilities (0.2%)
AGL Resources, Inc.	14,650	$614,421

Spectra Energy Corp.	37,606	1,076,660

		1,691,081
Oil and gas (2.1%)
Chevron Corp.	59,645	6,265,707

Exxon Mobil Corp.	104,602	8,168,370

HollyFrontier Corp.	29,974	919,902

Murphy Oil Corp.	20,810	1,152,250

Sunoco, Inc.	21,849	813,438

		17,319,667
Pharmaceuticals (1.1%)
Abbott Laboratories	71,865	3,871,368

Eli Lilly & Co.	72,499	2,694,063

Forest Laboratories, Inc. †	37,333	1,168,523

Perrigo Co.	15,099	1,363,138

		9,097,092
Publishing (—%)
Washington Post Co. (The) Class B	1,156	393,225

		393,225
Real estate (0.7%)
Annaly Capital Management, Inc. R	73,427	1,237,245

Digital Realty Trust, Inc. R	16,362	1,019,843

Federal Realty Investment Trust R	11,297	1,002,722

Jones Lang LaSalle, Inc.	8,911	575,829

Rayonier, Inc. R	23,311	972,768

Realty Income Corp. R	23,202	775,179

		5,583,586
Restaurants (0.6%)
Brinker International, Inc.	17,808	407,803

Darden Restaurants, Inc.	14,266	683,056

Panera Bread Co. Class A †	4,444	594,118

Starbucks Corp.	40,508	1,715,109

Yum! Brands, Inc.	25,828	1,383,606

		4,783,692
Retail (2.0%)
Advance Auto Parts, Inc.	9,299	605,086

Amazon.com, Inc. †	13,417	2,864,664

AutoZone, Inc. †	3,510	1,135,801

Big Lots, Inc. †	13,944	525,549

Dollar Tree, Inc. †	12,492	998,860

Herbalife, Ltd.	33,339	2,079,020

Kroger Co. (The)	42,300	980,514

MSC Industrial Direct Co., Inc.	9,799	666,430

PETsMART, Inc.	14,535	682,418

Safeway, Inc.	75,562	1,463,636

Target Corp.	29,238	1,600,781

Wal-Mart Stores, Inc.	39,500	2,240,440

Walgreen Co.	24,900	826,680

		16,669,879

COMMON STOCKS (23.6%)* cont.	Shares	Value

Semiconductor (0.4%)
Analog Devices, Inc.	46,358	$1,695,312

KLA-Tencor Corp.	12,145	571,908

Lam Research Corp. †	10,932	469,967

Novellus Systems, Inc. †	27,045	934,405

		3,671,592
Shipping (0.4%)
J. B. Hunt Transport Services, Inc.	20,521	868,244

United Parcel Service, Inc. Class B	37,186	2,611,945

		3,480,189
Software (1.2%)
Amdocs, Ltd. (United Kingdom) †	44,171	1,326,013

BMC Software, Inc. †	31,510	1,095,288

CA, Inc.	74,926	1,622,897

Intuit, Inc.	41,945	2,251,188

Microsoft Corp.	130,219	3,467,732

		9,763,118
Technology (0.2%)
Avago Technologies, Ltd.	49,532	1,672,696

		1,672,696
Technology services (1.2%)
Accenture PLC Class A	52,713	3,176,485

IBM Corp.	35,719	6,594,799

		9,771,284
Telecommunications (0.2%)
American Tower Corp. Class A †	33,220	1,830,422

		1,830,422
Telephone (0.5%)
Verizon Communications, Inc.	106,696	3,945,618

		3,945,618
Textiles (0.1%)
Cintas Corp.	26,028	777,977

		777,977
Tobacco (0.6%)
Lorillard, Inc.	9,596	1,061,893

Philip Morris International, Inc.	52,194	3,646,795

		4,708,688
Transportation services (0.1%)
Landstar Systems, Inc.	13,282	592,776

		592,776

Total common stocks (cost $181,952,235)		$195,338,421

MORTGAGE-BACKED SECURITIES (18.0%)*	Principal amount	Value

Adjustable Rate Mortgage Trust
FRB Ser. 07-1, Class 2A1, 4.582878s, 2037	$435,234	$229,178
FRB Ser. 06-1, Class 2A1, 3.158736s, 2036	3,674,299	1,837,149
FRB Ser. 05-11, Class 5A1, 0.51472s, 2036	1,138,675	592,111

American Home Mortgage Assets FRB Ser. 06-6, Class A1A,
0.43472s, 2046	2,796,452	1,216,457

American Home Mortgage Investment Trust FRB Ser. 06-2,
Class 1A2, 0.40472s, 2046 F	2,385,917	846,584

MORTGAGE-BACKED SECURITIES (18.0%)* cont.	Principal amount	Value

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-4, Class A3, 5.792647s, 2051	$1,695,000	$1,792,463
Ser. 07-2, Class A2, 5.634s, 2049	1,641,584	1,657,343
FRB Ser. 07-3, Class A2, 5.623487s, 2049	452,389	457,236
Ser. 07-5, Class A3, 5.62s, 2051	707,000	736,688
Ser. 04-3, Class D, 5.599s, 2039	639,000	565,796
Ser. 06-6, Class A2, 5.309s, 2045	1,151,011	1,150,542
Ser. 07-1, Class XW, IO, 5.297s, 2049	4,999,519	58,689
Ser. 04-4, Class B, 4.985s, 2042	344,000	331,134
FRB Ser. 06-1, Class A2, 2.497s, 2045	1,684,662	1,684,208

Banc of America Commercial Mortgage, Inc. 144A
Ser. 03-1, Class F, 5.507s, 2036	493,000	489,224
Ser. 02-PB2, Class XC, IO, 0.639502s, 2035	3,436,581	2,835
Ser. 04-4, Class XC, IO, 0.266973s, 2042	4,777,929	96,452

Banc of America Funding Corp.
FRB Ser. 06-A, Class 3A2, 2.813812s, 2036	3,532,801	1,625,089
FRB Ser. 06-H, Class 6A1, 0.43472s, 2036	724,218	333,140

Barclays Capital, LLC Trust
FRB Ser. 07-AA2, Class 12A1, 0.45472s, 2047	3,649,246	1,605,668
FRB Ser. 07-AA1, Class 2A1, 0.42472s, 2037	1,129,197	542,367

Bear Stearns Adjustable Rate Mortgage Trust FRB Ser. 07-1,
Class 2A1, 5.584593s, 2047	700,752	364,391

Bear Stearns Alt-A Trust
FRB Ser. 06-3, Class 35A1, 5.584678s, 2036	1,469,250	881,550
FRB Ser. 05-9, Class 11A1, 0.50472s, 2035	846,835	406,481

Bear Stearns Asset Backed Securities Trust
FRB Ser. 06-IM1, Class A3, 0.52472s, 2036	1,032,700	234,939
FRB Ser. 06-IM1, Class A1, 0.47472s, 2036	1,043,148	516,358

Bear Stearns Commercial Mortgage Securities, Inc.
Ser. 06-PW13, Class A2, 5.426s, 2041	1,012,519	1,013,734

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 02-PBW1, Class G, 5.83s, 2035	492,000	463,612

Citigroup Commercial Mortgage Trust
FRB Ser. 05-C3, Class AJ, 4.96s, 2043	590,000	542,015
Ser. 05-C3, Class AM, 4.83s, 2043 F	1,087,000	1,097,682

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 07-AR5, Class 1A2A, 5.04842s, 2037	224,381	123,479
FRB Ser. 05-10, Class 1A1A, 2.979813s, 2035	1,370,785	658,114
FRB Ser. 07-AR1, Class A2, 0.40472s, 2037	895,723	461,298

Citigroup/Deutsche Bank Commercial Mortgage Trust
Ser. 06-CD3, Class A2, 5.56s, 2048	741,740	749,235

Commercial Mortgage Asset Trust FRB Ser. 99-C2, Class E,
7.64s, 2032	520,000	530,400

Commercial Mortgage Pass-Through Certificates
Ser. 06-C8, Class A2B, 5.248s, 2046	697,622	699,547
Ser. 05-LP5, Class B, 5.105s, 2043	478,000	438,565

Countrywide Alternative Loan Trust
FRB Ser. 05-84, Class 4A1, 5.71976s, 2036	4,942,572	2,866,692
FRB Ser. 06-HY11, Class A1, 0.36472s, 2036	1,522,180	730,647

MORTGAGE-BACKED SECURITIES (18.0%)* cont.	Principal amount	Value

Countrywide Home Loans 144A
Ser. 05-R3, Class AS, IO, 5.5866s, 2035	$396,584	$55,363
FRB Ser. 05-R3, Class AF, 0.64472s, 2035 F	389,396	315,445

Credit Suisse Mortgage Capital Certificates
FRB Ser. 06-C3, Class A2, 5.817328s, 2038	194,727	194,412
FRB Ser. 07-C4, Class A2, 5.795425s, 2039	918,017	928,288
Ser. 07-C2, Class A2, 5.448s, 2049	286,507	287,269

CS First Boston Mortgage Securities Corp.
Ser. 02-CKN2, Class C1, 6.376s, 2037 F	759,000	756,383
FRB Ser. 04-C2, Class E, 5.666823s, 2036 F	638,000	470,852
FRB Ser. 04-C2, Class D, 5.575s, 2036	523,000	512,540
Ser. 05-C5, Class AJ, 5.1s, 2038 F	1,035,000	923,909
Ser. 05-C5, Class AM, 5.1s, 2038	1,045,000	1,077,003
Ser. 03-CPN1, Class E, 4.891s, 2035	468,000	447,993

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	730,000	763,777
FRB Ser. 03-CK2, Class G, 5.744s, 2036	867,000	847,484
Ser. 03-C3, Class AX, IO, 1.73164s, 2038	8,123,701	154,635
Ser. 04-C4, Class AX, IO, 0.350686s, 2039	3,365,063	75,896

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
FRB Ser. 06-AR1, Class 1A3, 0.57472s, 2036	10,221,839	3,270,988
FRB Ser. 2007-AR3, Class 2A5, 0.44472s, 2037 F	1,270,778	635,077
FRB Ser. 06-AR6, Class A6, 0.43472s, 2037 F	573,700	269,506
FRB Ser. 06-AR6, Class A4, 0.41472s, 2037	1,590,764	878,897
FRB Ser. 06-AR3, Class A5, 0.41472s, 2036	2,251,051	1,367,513

Federal Home Loan Mortgage Corp.
IFB Ser. 2990, Class LB, 16.323757s, 2034	247,903	330,797
IFB Ser. 3727, Class PS, IO, 6.45667s, 2038	3,249,960	433,545
IFB Ser. 3835, Class SC, IO, 6.40667s, 2038	17,288,768	3,043,342
IFB Ser. 3852, Class KS, IO, 6.30667s, 2041	9,850,231	1,537,326
IFB Ser. 3708, Class SQ, IO, 6.30667s, 2040	9,982,217	1,353,988
IFB Ser. 3907, Class KS, IO, 6.30667s, 2040	2,827,888	466,036
IFB Ser. 3708, Class SA, IO, 6.20667s, 2040	13,167,938	1,749,097
IFB Ser. 3116, Class AS, IO, 5.85667s, 2034	2,862,514	331,479
IFB Ser. 3763, Class WS, IO, 5.79667s, 2039	12,300,388	1,841,860
IFB Ser. 3852, Class NT, 5.75667s, 2041	3,562,941	3,660,993
IFB Ser. 3752, Class PS, IO, 5.75667s, 2040	1,617,716	260,598
Ser. 3672, Class PI, IO, 5 1/2s, 2039	1,529,063	187,662
Ser. 3645, Class ID, IO, 5s, 2040	503,319	55,909
Ser. 3680, Class KI, IO, 5s, 2038	7,922,225	1,147,138
Ser. 3632, Class CI, IO, 5s, 2038	573,125	61,817
Ser. 3626, Class DI, IO, 5s, 2037	396,540	22,896
Ser. 3653, Class CI, IO, 5s, 2036	6,092,591	355,685
Ser. 3623, Class CI, IO, 5s, 2036 F	360,767	38,921
Ser. 3747, Class HI, IO, 4 1/2s, 2037	310,059	37,548
Ser. 3738, Class MI, IO, 4s, 2034	24,374,938	2,593,493
Ser. 3736, Class QI, IO, 4s, 2034	6,232,487	685,330
Ser. 3707, Class HI, IO, 4s, 2023	575,970	24,231
Ser. T-8, Class A9, IO, 0.428148s, 2028	359,227	4,023
Ser. T-59, Class 1AX, IO, 0.273447s, 2043	798,193	5,986
Ser. T-48, Class A2, IO, 0.212s, 2033	1,126,807	8,000

MORTGAGE-BACKED SECURITIES (18.0%)* cont.	Principal amount	Value

Federal Home Loan Mortgage Corp.
Ser. 3206, Class EO, PO, zero %, 2036	$138,660	$124,059
Ser. 3175, Class MO, PO, zero %, 2036	107,088	95,693
FRB Ser. T-54, Class 2A, IO, zero %, 2043	464,423	93

Federal National Mortgage Association
IFB Ser. 05-74, Class NK, 26.2764s, 2035	95,557	165,986
IFB Ser. 05-45, Class DA, 23.52269s, 2035	459,650	708,320
IFB Ser. 11-4, Class CS, 12.41056s, 2040	2,844,362	3,286,091
IFB Ser. 11-111, Class DS, IO, 6.4s, 2038	6,720,000	1,248,442
IFB Ser. 11-67, Class BS, IO, 6.25528s, 2041	7,854,876	1,197,240
IFB Ser. 11-111, Class SD, IO, 6 1/4s, 2041	7,276,000	1,506,350
IFB Ser. 10-35, Class SG, IO, 6.15528s, 2040	6,265,641	1,125,058
IFB Ser. 11-101, Class BS, IO, 5.80528s, 2039	8,331,442	1,335,530
IFB Ser. 10-124, Class SJ, IO, 5.80528s, 2038	7,315,873	1,105,428
Ser. 10-21, Class IP, IO, 5s, 2039 F	1,172,290	166,174
Ser. 10-92, Class CI, IO, 5s, 2039 F	2,383,663	317,212
Ser. 398, Class C5, IO, 5s, 2039	1,122,018	145,862
Ser. 09-31, Class PI, IO, 5s, 2038	2,267,486	312,686
Ser. 10-13, Class EI, IO, 5s, 2038	1,092,491	91,551
Ser. 10-100, Class AI, IO, 4 1/2s, 2025	5,638,940	479,874
Ser. 03-W10, Class 1, IO, 1.45698s, 2043	324,193	14,589
Ser. 98-W2, Class X, IO, 0.98064s, 2028	628,535	28,033
Ser. 98-W5, Class X, IO, 0.93724s, 2028	259,534	10,849
Ser. 03-W1, Class 2A, IO, zero %, 2042	978,063	98
FRB Ser. 06-104, Class EK, zero %, 2036	44,372	43,041

First Union Commercial Mortgage Trust 144A Ser. 99-C1,
Class F, 5.35s, 2035	531,000	504,450

First Union National Bank Commercial Mortgage 144A
Ser. 01-C3, Class K, 6.155s, 2033	658,000	658,000

GE Capital Commercial Mortgage Corp.
Ser. 07-C1, Class A3, 5.481s, 2049	914,000	969,113
FRB Ser. 05-C1, Class AJ, 4.826s, 2048	434,000	391,555

GE Capital Commercial Mortgage Corp. 144A
FRB Ser. 03-C2, Class H, 5.518681s, 2037	861,000	813,215
FRB Ser. 04-C1, Class F, 5.088s, 2038	547,000	527,855
Ser. 05-C2, Class XC, IO, 0.122204s, 2043	23,238,538	164,250

GMAC Commercial Mortgage Securities, Inc. Ser. 04-C3,
Class AJ, 4.915s, 2041	792,000	731,895

GMAC Commercial Mortgage
Securities, Inc. 144A
Ser. 02-C3, Class G, 5.831s, 2039	376,000	357,200
FRB Ser. 03-C2, Class F, 5.469118s, 2040	422,000	397,529

Government National Mortgage Association
IFB Ser. 11-37, Class SB, IO, 6.45528s, 2038	1,482,406	238,872
IFB Ser. 10-167, Class SM, IO, 6.43667s, 2040	8,441,595	1,551,059
IFB Ser. 11-61, Class CS, IO, 6.43528s, 2035	12,327,405	2,094,204
IFB Ser. 11-37, Class SD, IO, 6.40528s, 2038	1,907,293	304,242
IFB Ser. 11-11, Class PS, IO, 6.35528s, 2040	5,101,291	891,859
IFB Ser. 10-58, Class LS, IO, 6.30528s, 2039	6,786,917	1,164,499
IFB Ser. 10-31, Class PS, IO, 6.30528s, 2038	10,685,301	1,939,168

MORTGAGE-BACKED SECURITIES (18.0%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 10-62, Class SD, IO, 6.24528s, 2040	$3,427,619	$583,305
IFB Ser. 11-40, Class AS, IO, 5.87667s, 2036	6,971,305	1,000,801
IFB Ser. 11-35, Class AS, IO, 5.85528s, 2037	2,939,827	374,534
IFB Ser. 11-70, Class SN, IO, 5.65667s, 2041	802,000	220,333
IFB Ser. 11-70, Class SH, IO, 5.64667s, 2041	1,003,000	275,404
Ser. 11-116, Class IB, IO, 5s, 2040	6,327,799	703,904
Ser. 10-150, Class WI, IO, 5s, 2038	11,963,346	1,616,966
Ser. 10-103, Class DI, IO, 4 1/2s, 2038 F	7,097,764	1,036,678

Greenwich Capital Commercial Funding Corp.
FRB Ser. 05-GG3, Class AJ, 4.859s, 2042	674,000	620,215

Greenwich Capital Commercial Funding Corp. 144A
Ser. 02-C1, Class H, 5.903s, 2035	1,339,000	1,357,332
Ser. 03-C1, Class G, 4.773s, 2035	558,000	538,450

GS Mortgage Securities Corp. II
Ser. 06-GG6, Class A3, 5.56s, 2038	707,000	748,218
Ser. 06-GG6, Class A2, 5.506s, 2038	812,495	823,921

GS Mortgage Securities Corp. II 144A Ser. 03-C1, Class X1,
IO, 0.839486s, 2040	5,425,321	33,040

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1AS, IO, 5.97024s, 2035	333,795	51,738
Ser. 06-RP2, Class 1AS1, IO, 5.71414s, 2036	541,536	77,169
IFB Ser. 04-4, Class 1AS, IO, 5.298629s, 2034	629,183	94,189
Ser. 98-2, IO, 0.66556s, 2027	101,180	10
FRB Ser. 06-RP2, Class 1AF1, 0.64472s, 2036 F	541,536	411,628
FRB Ser. 04-4, Class 1AF, 0.64472s, 2034 F	629,183	484,533
FRB Ser. 05-RP1, Class 1AF, 0.59472s, 2035 F	333,795	257,036
Ser. 98-3, IO, 0.33414s, 2027	121,227	315
Ser. 99-2, IO, zero %, 2027	175,017	438
Ser. 98-4, IO, zero %, 2026	132,843	345

Harborview Mortgage Loan Trust FRB Ser. 06-8, Class 2A1A,
0.43472s, 2036	4,390,286	2,546,366

IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR5, Class 1A2, 5.21083s, 2036	134,946	10,796
FRB Ser. 06-AR3, Class 3A1B, 5.00225s, 2036	370,599	196,418
FRB Ser. 07-AR5, Class 2A1, 4.82854s, 2037 F	553,453	276,726
FRB Ser. 07-AR7, Class 2A1, 4.677537s, 2037	918,649	450,138
FRB Ser. 06-AR19, Class 1A2, 3.00574s, 2036	1,012,057	415,820
FRB Ser. 06-AR11, Class 3A1, 2.82648s, 2036	1,591,701	670,564
FRB Ser. 06-AR35, Class 2A1A, 0.41472s, 2037	784,719	381,400
FRB Ser. 06-AR21, Class A1, 0.36472s, 2036	4,176,496	1,545,304
FRB Ser. 06-AR29, Class A2, 0.32472s, 2036	1,274,316	484,240

JPMorgan Alternative Loan Trust
FRB Ser. 07-A2, Class 2A1, 5.430134s, 2037	918,057	413,126
FRB Ser. 07-A2, Class 12A1, 0.44472s, 2037	674,531	256,322
FRB Ser. 06-A7, Class 1A1, 0.40472s, 2036	848,255	407,162
FRB Ser. 07-A1, Class 1A3A, 0.39472s, 2037	1,614,365	669,961
FRB Ser. 06-A4, Class A3, 0.35472s, 2036	2,507,254	1,272,431

MORTGAGE-BACKED SECURITIES (18.0%)* cont.	Principal amount	Value

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 06-LDP7, Class A2, 5.864s, 2045	$137,421	$137,463
Ser. 06-LDP8, Class A3B, 5.447s, 2045	368,000	399,177
Ser. 2002-C3, Class D, 5.314s, 2035	484,000	484,886
FRB Ser. 02-C2, Class E, 5.309275s, 2034	1,130,000	1,110,813
Ser. 07-LDPX, Class A2S, 5.305s, 2049	696,000	699,828
Ser. 03-C1, Class D, 5.192s, 2037	453,000	452,380

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 02-C1, Class E, 6.135s, 2037	535,000	531,699
FRB Ser. 02-CIB5, Class F, 5.900883s, 2037	873,000	880,837
FRB Ser. 01-C1, Class H, 5.626s, 2035 F	672,000	645,479

LB-UBS Commercial Mortgage Trust
Ser. 06-C3, Class A2, 5.532s, 2032	32,274	32,253
Ser. 07-C2, Class A2, 5.303s, 2040	38,914	39,012
Ser. 06-C6, Class AM, 5.413s, 2039 F	1,982,000	1,902,531
Ser. 05-C7, Class A2, 5.103s, 2030	150,368	150,368
Ser. 03-C3, Class G, 4.392s, 2037	375,000	367,500
Ser. 07-C2, Class XW, IO, 0.541841s, 2040	3,393,967	69,254
Ser. 07-C1, Class XW, IO, 0.478473s, 2040 F	18,740,113	357,605

LB-UBS Commercial Mortgage Trust 144A
Ser. 02-C1, Class J, 6.95s, 2034	363,000	337,590
Ser. 02-C2, Class K, 6.529s, 2035 F	360,000	360,044
Ser. 02-C1, Class K, 6.428s, 2034	942,000	967,413
Ser. 02-C2, Class J, 6.235s, 2035	841,000	839,402
Ser. 03-C8, Class G, 5.35s, 2037	436,000	439,040
Ser. 05-C3, Class XCL, IO, 0.300435s, 2040	19,920,338	355,060

Lehman XS Trust FRB Ser. 07-8H, Class A1, 0.37472s, 2037	1,434,468	616,821

Luminent Mortgage Trust FRB Ser. 06-7, Class 1A1, 0.42472s, 2036 F	573,864	298,263

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A2, 5.723867s, 2050	1,276,170	1,290,415
Ser. 04-KEY2, Class B, 4.947s, 2039	509,000	515,413
Ser. 05-MCP1, Class XC, IO, 0.184639s, 2043	18,215,548	192,629

Merrill Lynch/Countrywide Commercial Mortgage Trust
Ser. 07-5, Class A3, 5.364s, 2048	1,416,000	1,462,435

Morgan Stanley Capital I
FRB Ser. 07-IQ15, Class A2, 5.843688s, 2049	875,000	891,409
Ser. 07-IQ14, Class A2, 5.61s, 2049	1,059,016	1,094,558
FRB Ser. 07-HQ12, Class A2, 5.590489s, 2049	754,001	769,231
FRB Ser. 07-HQ12, Class A2FL, 0.49322s, 2049	347,094	300,618

Morgan Stanley Dean Witter Capital I Ser. 03-HQ2, Class C,
5.15s, 2035	844,000	809,978

Morgan Stanley Dean Witter Capital I 144A FRB Ser. 03-HQ2,
Class F, 5.72855s, 2035	535,000	505,575

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 10.236s, 2043	439,000	445,625

Nomura Asset Acceptance Corp.
FRB Ser. 06-AR4, Class A4A, 0.48472s, 2036 F	1,189,254	451,694
FRB Ser. 06-AR4, Class A1A, 0.41472s, 2036	3,195,625	1,182,381

Nomura Asset Securities Corp. 144A Ser. 98-D6, Class B1,
6s, 2030	236,000	240,391

MORTGAGE-BACKED SECURITIES (18.0%)* cont.	Principal amount	Value

Residential Accredit Loans, Inc. Ser. 06-QS13, Class 1A5,
6s, 2036	$107,097	$62,819

Salomon Brothers Mortgage Securities VII 144A FRB
Ser. 99-C1, Class J, 7s, 2032	903,000	941,998

Structured Adjustable Rate Mortgage Loan Trust FRB
Ser. 07-4, Class 1A1, 0.48472s, 2037 F	659,207	263,553

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 6.022917s, 2045	835,585	116,982
Ser. 07-4, Class 1A4, IO, 1s, 2045	1,662,410	67,494

TIAA Seasoned Commercial Mortgage Trust FRB Ser. 07-C4,
Class AJ, 5.907622s, 2039 F	1,929,000	1,670,120

Vericrest Opportunity Loan Transferee 144A Ser. 10-NPL1,
Class M, 6s, 2039	1,038,984	1,033,789

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C32, Class A2, 5.737444s, 2049	584,820	597,058
Ser. 06-C25, Class A2, 5.684s, 2043	16,810	16,810
Ser. 06-C28, Class A3, 5.679s, 2048	922,000	1,015,290
Ser. 2004-C12, Class F, 5.316s, 2041	675,000	540,000
Ser. 04-C11, Class B, 5.306s, 2041	354,000	349,009
Ser. 07-C30, Class APB, 5.294s, 2043	275,000	288,027
Ser. 05-C17, Class B, 5.287s, 2042	834,000	738,090
Ser. 07-C30, Class A3, 5.246s, 2043	945,000	951,674
Ser. 03-C8, Class E, 5.076s, 2035	453,000	460,126
Ser. 06-C29, IO, 0.373424s, 2048	43,801,560	683,304

Wachovia Bank Commercial Mortgage Trust 144A
Ser. 03-C3, Class IOI, IO, 1.055916s, 2035	13,924,164	132,307
Ser. 07-C31, IO, 0.247448s, 2047	65,538,471	596,502

Wachovia Mortgage Loan Trust, LLC FRB Ser. 06-AMN1,
Class A1, 0.29472s, 2036	1,069,703	406,487

WAMU Commercial Mortgage Securities Trust 144A Ser. 05-C1A,
Class C, 4.9s, 2036	139,000	140,168

Washington Mutual Mortgage Pass-Through Certificates FRB
Ser. 07-HY1, Class A3A, 0.47472s, 2037	2,536,523	1,386,359

Total mortgage-backed securities (cost $155,442,329)		$148,699,558

CORPORATE BONDS AND NOTES (15.7%)*	Principal amount	Value

Advertising and marketing services (0.2%)
Affinion Group, Inc. company guaranty sr. unsec.
sub. notes 11 1/2s, 2015	$500,000	$447,500

Lamar Media Corp. company guaranty sr. notes 9 3/4s, 2014	990,000	1,089,000

		1,536,500
Aerospace and defense (0.2%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016	265,000	271,625

BE Aerospace, Inc. sr. unsec. unsub. notes 8 1/2s, 2018	285,000	311,363

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019	200,000	226,638

Boeing Co. (The) sr. unsec. unsub. notes 3 1/2s, 2015	252,000	270,940

United Technologies Corp. sr. unsec. unsub. notes 4 7/8s, 2015	452,000	506,864

		1,587,430

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Automotive (0.2%)
Daimler Finance North America, LLC company guaranty 6 1/2s,
2013 (Germany)	$282,000	$309,165

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 3/4s, 2021	400,000	426,198

General Motors Financial Co., Inc. 144A sr. notes 6 3/4s, 2018	85,000	85,778

TRW Automotive, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2014	1,000,000	1,055,000

		1,876,141
Banking (2.6%)
Bank of America Corp. sr. unsec. notes 5 3/4s, 2017	3,585,000	3,568,495

Bank of New York Mellon Corp. (The) sr. unsec. notes 2.95s, 2015	452,000	468,432

Barclays Bank PLC sr. unsec. unsub. notes 5.2s, 2014 (United Kingdom)	616,000	650,419

BB&T Corp. unsec. sub. notes 5.2s, 2015	339,000	370,853

Capital One Financial Corp. sr. unsec. unsub. notes 6 3/4s, 2017	452,000	526,410

Citigroup, Inc. sr. unsec. notes 6 1/8s, 2018	1,230,000	1,362,930

Citigroup, Inc. sr. unsec. unsub. notes 6 1/8s, 2017	1,575,000	1,734,574

Credit Suisse Guernsey sr. unsec. notes 5 1/2s, 2014	1,402,000	1,495,138

Deutsche Bank AG sr. unsec. notes 6s, 2017 (United Kingdom)	616,000	698,600

HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	740,000	752,658

JPMorgan Chase & Co. sr. unsec. unsub. notes 3.7s, 2015	3,031,000	3,157,829

PNC Funding Corp. bank guaranty sr. unsec. note 3 5/8s, 2015	283,000	299,018

Shinhan Bank 144A sr. unsec. bond 6s, 2012 (South Korea)	225,000	230,630

UBS AG/Stamford CT sr. unsec. notes Ser. DPNT, 3 7/8s, 2015	300,000	300,804

US Bancorp sr. unsec. unsub. notes 2.45s, 2015	452,000	467,747

VTB Bank OJSC Via VTB Capital SA sr. notes 6 1/4s, 2035 (Russia)	500,000	512,500

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
notes 6 7/8s, 2018 (Russia)	1,600,000	1,674,000

Wells Fargo & Co. sr. unsec. unsub. notes 5 5/8s, 2017	2,301,000	2,649,473

Westpac Banking Corp. sr. unsec. unsub. notes 3s, 2015 (Australia)	395,000	401,882

		21,322,392
Beverage (0.3%)
Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 4 1/8s, 2015	616,000	671,172

Coca-Cola Co. (The) 144A sr. notes 1.8s, 2016	282,000	281,347

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016	260,000	284,375

Diageo Capital PLC company guaranty 5 3/4s, 2017 (United Kingdom)	339,000	399,974

PepsiCo, Inc. sr. unsec. unsub. notes 3.1s, 2015	786,000	835,543

		2,472,411
Biotechnology (—%)
Amgen, Inc. sr. unsec. notes 5.85s, 2017	339,000	404,395

		404,395
Broadcasting (0.2%)
DISH DBS Corp. company guaranty 6 5/8s, 2014	750,000	781,875

Sirius XM Radio, Inc. 144A sr. notes 9 3/4s, 2015	685,000	743,225

		1,525,100
Building materials (—%)
Owens Corning company guaranty sr. unsec. notes 9s, 2019	210,000	246,488

		246,488

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount		Value

Cable television (0.7%)
AMC Networks, Inc. 144A company guaranty sr. unsec
notes 7 3/4s, 2021		$600,000	$651,000

Charter Communications Operating LLC/Charter Communications
Operating Capital 144A company guaranty sr. notes 8s, 2012		200,000	204,500

Comcast Corp. company guaranty sr. unsec.
unsub. bonds 6 1/2s, 2017		1,125,000	1,326,861

CSC Holdings, LLC sr. notes 6 3/4s, 2012		215,000	218,225

CSC Holdings, LLC sr. unsec. unsub. notes 8 1/2s, 2014		695,000	762,763

Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg
GmbH & Co. KG 144A company guaranty sr. notes 7 1/2s, 2019
(Germany)		560,000	582,400

Mediacom Broadband, LLC/Mediacom Broadband Corp. sr. unsec.
unsub. notes 8 1/2s, 2015		900,000	927,000

Time Warner Cable, Inc. company guaranty sr. unsec.
notes 5.85s, 2017		955,000	1,087,259

			5,760,008
Chemicals (0.8%)
Dow Chemical Co. (The) sr. unsec. unsub. notes 5.9s, 2015		565,000	628,757

E.I. du Pont de Nemours & Co. sr. unsec.
unsub. notes 3 1/4s, 2015		452,000	480,801

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes FRN 4.78617s, 2014		400,000	341,000

INEOS Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		1,020,000	1,042,950

Kronos International, Inc. sr. notes 6 1/2s, 2013 (Germany)	EUR	800,000	1,100,894

Lyondell Chemical Co. company guaranty sr. sec. loans 8s, 2017		$808,000	909,000

Lyondell Chemical Co. sr. notes 11s, 2018		750,000	835,313

Momentive Performance Materials, Inc. company
guaranty sr. notes 12 1/2s, 2014		647,000	685,820

Styrolution GmbH 144A sr. notes 7 5/8s, 2016 (Germany)	EUR	240,000	266,577

			6,291,112
Coal (0.1%)
Arch Western Finance, LLC company guaranty sr. notes
6 3/4s, 2013		$379,000	382,790

Peabody Energy Corp. company guaranty 7 3/8s, 2016		135,000	147,825

			530,615
Combined utilities (—%)
El Paso Corp. sr. unsec. notes 7s, 2017		225,000	252,000

			252,000
Commercial and consumer services (0.1%)
Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016		905,000	891,425

Travelport, LLC company guaranty 9 7/8s, 2014		190,000	133,000

			1,024,425
Communications equipment (0.1%)
Cisco Systems, Inc. sr. unsec. unsub. notes 5 1/2s, 2016		508,000	589,359

			589,359
Computers (0.3%)
Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡		485,000	412,250

Hewlett-Packard Co. sr. unsec. notes 6 1/8s, 2014		452,000	498,135

Seagate Technology International 144A company
guaranty sr. sec. notes 10s, 2014 (Cayman Islands)		222,000	252,525

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount		Value

Computers cont.
SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015		$985,000	$1,021,938

Xerox Corp. sr. unsec. unsub. notes 4 1/4s, 2015		395,000	418,526

			2,603,374
Conglomerates (0.5%)
General Electric Co. sr. unsec. notes 5 1/4s, 2017		3,534,000	4,026,336

SPX Corp. sr. unsec. notes 7 5/8s, 2014		260,000	280,800

			4,307,136
Consumer (0.1%)
Jarden Corp. company guaranty sr. unsec. sub. notes 7 1/2s, 2017		250,000	267,500

Yankee Candle Co. company guaranty sr. notes Ser. B,
8 1/2s, 2015		455,000	464,100

			731,600
Consumer finance (0.2%)
American Express Credit Corp. sr. unsec.
unsub. notes 5 1/8s, 2014		1,012,000	1,099,826

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018		395,000	418,700

			1,518,526
Consumer goods (0.2%)
ACCO Brands Corp. company guaranty sr. notes 10 5/8s, 2015		500,000	551,250

Procter & Gamble Co. (The) sr. unsec. notes 3 1/2s, 2015		452,000	484,761

Revlon Consumer Products Corp. company
guaranty notes 9 3/4s, 2015		300,000	321,750

			1,357,761
Consumer services (0.2%)
Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017		260,000	281,450

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015
(Netherlands)	EUR	500,000	703,307

Service Corporation International sr. notes 7s, 2017		$170,000	182,750

Service Corporation International sr. unsec. 7 3/8s, 2014		180,000	195,750

			1,363,257
Containers (—%)
Reynolds Group DL Escrew, Inc./Reynolds Group Escrew. LLC
144A company guaranty sr. notes 8 3/4s, 2016		195,000	204,994

			204,994
Electric utilities (0.9%)
AES Corp. (The) sr. unsec. unsub. notes 9 3/4s, 2016		210,000	238,350

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		1,035,000	1,135,913

Appalachian Power Co. sr. unsec. unsub. notes 7s, 2038		189,000	246,386

Carolina Power & Light Co. 1st mtge. bonds 5.3s, 2019		280,000	329,841

Consolidated Edison Co. of New York sr. unsec.
notes 7 1/8s, 2018		157,000	199,452

Dominion Resources, Inc. sr. unsec. unsub. notes Ser. 07-A,
6s, 2017		880,000	1,035,750

Duke Energy Corp. sr. unsec. unsub. notes 6.3s, 2014		880,000	973,540

Exelon Corp. sr. unsec. notes 4.9s, 2015		827,000	900,889

FirstEnergy Corp. notes Ser. B, 6.45s, 2011		11,000	11,018

FirstEnergy Corp. sr. unsec. unsub. notes Ser. C, 7 3/8s, 2031		220,000	276,524

FPL Group Capital, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2015		282,000	337,148

National Rural Utilities Cooperative Finance Corp.
sr. bonds 10 3/8s, 2018		226,000	323,831

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount		Value

Electric utilities cont.
NV Energy, Inc. sr. unsec. unsub. notes 6 3/4s, 2017		$145,000	$148,267

Pacific Gas & Electric Co. sr. notes 8 1/4s, 2018		315,000	417,235

Pacific Gas & Electric Co. sr. unsec. bonds 4.8s, 2014		220,000	237,971

Southern Power Co. sr. unsec. notes Ser. D, 4 7/8s, 2015		339,000	371,550

Texas-New Mexico Power Co. 144A 1st mtge. sec. 9 1/2s, 2019		275,000	356,890

			7,540,555
Financial (0.2%)
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 7 3/4s, 2016		300,000	307,500

Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015		162,000	174,960

Leucadia National Corp. sr. unsec. notes 7s, 2013		100,000	106,125

Vnesheconombank Via VEB Finance PLC 144A bank guaranteed
bonds 6.8s, 2025 (Russia)		800,000	836,000

			1,424,585
Food (0.2%)
Kraft Foods, Inc. sr. unsec. unsub. notes 4 1/8s, 2016		1,068,000	1,162,017

Smithfield Foods, Inc. company guaranty sr. notes 10s, 2014		180,000	209,250

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014		230,000	266,800

			1,638,067
Forest products and packaging (0.3%)
PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s,
2014 (Austria)	EUR	100,000	147,720

PE Paper Escrow GmbH 144A sr. notes 12s, 2014 (Austria)		$250,000	271,250

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		1,000,000	1,000,000

Verso Paper Holdings, LLC/Verso Paper, Inc.
sr. notes 11 1/2s, 2014		898,000	942,900

			2,361,870
Gaming and lottery (0.1%)
Caesars Entertainment Operating Co., Inc.
sr. notes 11 1/4s, 2017		390,000	417,300

			417,300
Health-care services (0.3%)
CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		305,000	314,996

Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015		235,000	265,550

HCA, Inc. sr. notes 6 1/2s, 2020		665,000	694,925

Tenet Healthcare Corp. sr. notes 9s, 2015		275,000	292,188

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019		40,000	45,200

UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018		339,000	399,484

WellPoint, Inc. unsec. unsub. notes 5 1/4s, 2016		157,000	176,508

			2,188,851
Household furniture and appliances (0.1%)
Sealy Mattress Co. 144A company guaranty sr. sec.
notes 10 7/8s, 2016		728,000	798,980

			798,980
Insurance (0.5%)
Allstate Corp. (The) sr. unsec. unsub. notes 5s, 2014		339,000	372,516

American International Group, Inc. sr. unsec.
notes Ser. MTN, 5.45s, 2017		565,000	562,054

Berkshire Hathaway, Inc. sr. unsec. unsub. notes 3.2s, 2015		1,233,000	1,304,540

Hartford Financial Services Group, Inc. (The) jr. unsec.
sub. debs. FRB 8 1/8s, 2038		530,000	540,600

CORPORATE BONDS AND NOTES (15.7%)* cont.		Principal amount	Value

Insurance cont.
MetLife, Inc. sr. unsec. 6 3/4s, 2016		$452,000	$526,086

Prudential Financial, Inc. sr. disc. unsec.
unsub. notes Ser. MTN, 4 3/4s, 2015		565,000	604,933

			3,910,729
Investment banking/Brokerage (0.7%)
E*Trade Financial Corp. sr. notes 6 3/4s, 2016		480,000	486,000

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017		175,000	201,688

Goldman Sachs Group, Inc. (The) sr. unsec. notes 6 1/4s, 2017		2,748,000	2,971,445

Morgan Stanley sr. unsec. unsub. notes Ser. MTN, 6s, 2015		2,358,000	2,485,153

			6,144,286
Lodging/Tourism (—%)
MGM Resorts International sr. notes 10 3/8s, 2014		180,000	200,700

			200,700
Machinery (0.2%)
Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		1,045,000	1,089,413

Caterpillar Financial Services Corp. sr. unsec. notes 6 1/8s, 2014		616,000	686,180

Deere & Co. sr. unsec. notes 6.95s, 2014		252,000	288,611

			2,064,204
Manufacturing (—%)
General Cable Corp. company guaranty sr. unsec.
unsub. notes FRN 2.74711s, 2015		85,000	82,450

			82,450
Media (0.2%)
Interpublic Group of Companies, Inc. (The) sr. unsec.
notes 6 1/4s, 2014		231,000	244,860

News America, Inc. company guaranty sr. unsec. notes 5.3s, 2014		452,000	496,309

Nielsen Finance, LLC/Nielsen Finance Co. sr. notes 11 5/8s, 2014		114,000	131,100

Time Warner, Inc. company guaranty sr. unsec. notes 5 7/8s, 2016		729,000	844,305

			1,716,574
Metals (0.5%)
Alcoa, Inc. sr. unsec. unsub. notes 5.55s, 2017		339,000	357,706

ArcelorMittal sr. unsec. unsub. notes 6 1/8s, 2018 (France)		339,000	348,194

BHP Billiton Finance USA Ltd company guaranty sr. unsec.
unsub. notes 5 1/2s, 2014 (Australia)		339,000	376,048

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s, 2015
(Australia)		1,250,000	1,254,688

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec.
notes 9s, 2019 (Australia)		445,000	607,761

SGL Carbon SE company guaranty sr. sub. notes FRN
Ser. EMTN, 2.785s, 2015 (Germany)	EUR	100,000	133,153

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015		$500,000	508,750

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016		170,000	178,925

Vale Overseas, Ltd. company guaranty sr. unsec.
unsub. notes 6 1/4s, 2017		395,000	442,894

			4,208,119
Natural gas utilities (0.2%)
Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. bonds Ser. L, 6.3s, 2017		395,000	463,466

Kinder Morgan Energy Partners LP notes 6s, 2017		452,000	515,207

TransCanada Pipelines, Ltd. sr. unsec. unsub. notes 6 1/2s,
2018 (Canada)		395,000	473,228

			1,451,901

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount		Value

Oil and gas (1.4%)
Anadarko Petroleum Corp. sr. notes 5.95s, 2016		$285,000	$328,886

BP Capital Markets PLC company guaranty sr. unsec.
notes 3 7/8s, 2015 (United Kingdom)		252,000	269,785

BP Capital Markets PLC company guaranty sr. unsec.
unsub. notes 4 1/2s, 2020 (United Kingdom)		200,000	219,608

Chesapeake Energy Corp. company guaranty sr. unsec.
notes 9 1/2s, 2015		490,000	561,050

Comstock Resources, Inc. company
guaranty sr. unsub. notes 8 3/8s, 2017		560,000	568,400

ConocoPhillips company guaranty sr. unsec. notes 4.6s, 2015		899,000	989,891

EnCana Holdings Finance Corp. company guaranty sr. unsec.
unsub. notes 5.8s, 2014 (Canada)		395,000	433,199

Forest Oil Corp. company guaranty sr. unsec. notes 8 1/2s, 2014		965,000	1,042,200

Gazprom Via OAO White Nights Finance BV notes 10 1/2s, 2014
(Netherlands)		1,000,000	1,148,800

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014		435,000	439,350

Petrohawk Energy Corp. company guaranty sr. unsec.
notes 10 1/2s, 2014		1,035,000	1,160,494

Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014 (Venezuela)		3,295,000	2,504,200

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016		225,000	254,250

Shell International Finance BV company guaranty sr. unsec.
notes 3.1s, 2015 (Netherlands)		786,000	836,684

Whiting Petroleum Corp. company guaranty 7s, 2014		125,000	135,000

XTO Energy, Inc. sr. unsec. unsub. notes 6 1/4s, 2017		339,000	414,538

			11,306,335
Pharmaceuticals (0.5%)
Abbott Laboratories sr. unsec. notes 5 7/8s, 2016		508,000	597,727

AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom)		339,000	411,206

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	415,000	584,348

GlaxoSmith Kline Capital, Inc. company guaranty sr. unsec.
unsub. notes 4 3/8s, 2014		$452,000	492,357

Merck & Co., Inc. sr. unsec. notes 4s, 2015		508,000	556,457

Novartis Capital Corp. company guaranty sr. unsec.
notes 2.9s, 2015		452,000	479,982

Pfizer, Inc. sr. unsec. notes 5.35s, 2015		1,068,000	1,212,283

			4,334,360
Power producers (—%)
Edison Mission Energy sr. unsec. notes 7 1/2s, 2013		350,000	336,000

			336,000
Real estate (0.1%)
CB Richard Ellis Services, Inc. company guaranty sr. unsec.
sub. notes 11 5/8s, 2017		355,000	410,913

Simon Property Group LP sr. unsec. unsub. notes 5.65s, 2020 R		395,000	444,653

Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 R		135,000	140,411

			995,977
Regional Bells (0.3%)
AT&T, Inc. sr. unsec. unsub. notes 2 1/2s, 2015		2,579,000	2,653,301

			2,653,301

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Restaurants (—%)
Wendy’s Co. (The) company guaranty sr. unsec.
unsub. notes 10s, 2016	$235,000	$256,150

		256,150
Retail (0.5%)
CVS Corp. sr. unsec. 5 3/4s, 2017	395,000	461,217

Home Depot, Inc. (The) sr. unsec. unsub. notes 5.4s, 2016	282,000	321,804

Kroger Co. company guaranty 6.4s, 2017	282,000	334,354

QVC, Inc. 144A sr. notes 7 1/8s, 2017	475,000	505,875

Target Corp. sr. unsec. notes 5 3/8s, 2017	452,000	532,032

Toys R Us, Inc. sr. unsec. unsub. notes 7 7/8s, 2013	1,200,000	1,221,000

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 3.2s, 2014	1,068,000	1,134,176

		4,510,458
Shipping (—%)
United Parcel Service, Inc. sr. unsec. unsub. notes 3 7/8s, 2014	339,000	363,312

		363,312
Software (0.1%)
Oracle Corp. sr. unsec. notes 5 1/4s, 2016	616,000	716,226

		716,226
Technology services (0.1%)
IBM Corp. sr. unsec. notes 5.7s, 2017	673,000	815,924

		815,924
Telecommunications (0.9%)
America Movil SAB de CV company guaranty unsec.
unsub. notes 5 1/2s, 2014 (Mexico)	339,000	368,493

Cellco Partnership/Verizon Wireless Capital, LLC sr. unsec.
unsub. notes 5.55s, 2014	452,000	496,282

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	350,000	299,250

Deutsche Telekom International Finance BV company
guaranty sr. unsec. unsub. notes 5 3/4s, 2016 (Germany)	452,000	504,517

Nextel Communications, Inc. sr. notes Ser. E, 6 7/8s, 2013	840,000	831,600

NII Capital Corp. company guaranty sr. unsec. unsub. notes 10s, 2016	245,000	275,625

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017	290,000	313,200

Qwest Corp. sr. unsec. unsub. notes 8 3/8s, 2016	642,000	733,485

Qwest Corp. sr. unsec. unsub. notes 6 1/2s, 2017	510,000	549,525

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8s, 2016	240,000	258,000

Sprint Nextel Corp. sr. unsec. notes 6s, 2016	265,000	230,550

Telecom Italia Capital SA company guaranty 5 1/4s, 2015 (Italy)	508,000	494,691

Telefonica Emisones SAU company guaranty 6.421s, 2016 (Spain)	250,000	272,070

Telefonica Emisones SAU company guaranty sr. unsec.
notes 4.949s, 2015 (Spain)	315,000	323,782

Vodafone Group PLC sr. unsec. unsub. notes 5 5/8s, 2017
(United Kingdom)	508,000	596,783

Wind Acquisition Finance SA 144A company
guaranty sr. notes 7 1/4s, 2018 (Netherlands)	560,000	540,400

		7,088,253
Telephone (0.3%)
Cricket Communications, Inc. company
guaranty sr. unsub. notes 7 3/4s, 2016	380,000	394,250

Verizon Communications, Inc. sr. unsec. notes 5.55s, 2016	1,459,000	1,686,140

		2,080,390

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value

Tobacco (0.1%)
Altria Group, Inc. company guaranty sr. unsec.
notes 4 1/8s, 2015	$663,000	$721,190

Philip Morris International, Inc. sr. unsec.
unsub. notes 5.65s, 2018	339,000	402,458

		1,123,648

Total corporate bonds and notes (cost $128,347,162)		$130,234,529

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (12.3%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.7%)
Government National Mortgage Association
Pass-Through Certificates
4s, with due dates from January 20, 2041 to February 20, 2041	$5,737,818	$6,125,568

		6,125,568
U.S. Government Agency Mortgage Obligations (11.6%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
3 1/2s, with due dates from January 1, 2041 to January 1, 2041	1,936,725	1,968,121

Federal National Mortgage Association
Pass-Through Certificates
4 1/2s, TBA, November 1, 2041	24,000,000	25,380,000
4s, TBA, November 1, 2041	8,000,000	8,316,796
3 1/2s, TBA, November 1, 2041	59,000,000	59,991,017

		95,655,934

Total U.S. government and agency mortgage obligations (cost $101,396,580)		$101,781,502

SENIOR LOANS (5.9%)* [c]	Principal amount	Value

Advertising and marketing services (0.1%)
Getty Images, Inc. bank term loan FRN Ser. B, 5 1/4s, 2016	$735,517	$736,129

		736,129
Airlines (0.1%)
Delta Air LInes, Inc. bank term loan FRN Ser. B, 5 1/2s, 2017	830,918	805,990

		805,990
Automotive (0.1%)
Federal Mogul Corp. bank term loan FRN Ser. B, 2.176s, 2014	335,352	316,348

Federal Mogul Corp. bank term loan FRN Ser. C, 2.169s, 2015	171,098	161,402

		477,750
Biotechnology (0.1%)
Quintiles Transnational Corp. bank term loan FRN Ser. B,
5s, 2018	997,500	983,784

		983,784
Broadcasting (0.1%)
Cumulus Media, Inc. bank term loan FRN 5 3/4s, 2018	800,000	788,000

		788,000
Building materials (0.1%)
Goodman Global, Inc. bank term loan FRN 9s, 2017	85,000	85,159

Goodman Global, Inc. bank term loan FRN 5 3/4s, 2016	247,581	246,786

Nortek, Inc. bank term loan FRN Ser. B, 5 1/4s, 2017	674,000	659,958

		991,903
Cable television (0.1%)
Atlantic Broadband Finance, LLC bank term loan FRN Ser. B,
4s, 2016	584,908	573,210

		573,210

SENIOR LOANS (5.9%)* [c] cont.	Principal amount		Value

Chemicals (0.3%)
AZ Chem US, Inc. bank term loan FRN 4 3/4s, 2017		$213,211	$212,678

General Chemical Group, Inc. bank term loan FRN Ser. B, 5s, 2018		689,834	681,499

Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017		467,650	448,944

Norit NV bank term loan FRN 6 3/4s, 2017 (Netherlands)		500,000	483,750

Styron Corp. bank term loan FRN 6s, 2017		496,250	453,138

			2,280,009
Commercial and consumer services (0.2%)
Brickman Group Holdings, Inc. bank term loan FRN Ser. B,
7 1/4s, 2016		1,290,250	1,283,799

Interactive Data Corp. bank term loan FRN 4 1/2s, 2018		711,425	703,866

			1,987,665
Communications equipment (—%)
CommScope, Inc. bank term loan FRN Ser. B, 5s, 2018		353,225	350,576

			350,576
Computers (0.2%)
Eagle Parent, Inc. bank term loan FRN 5s, 2018		997,500	973,809

Syniverse Holdings, Inc. bank term loan FRN 5 1/4s, 2017		661,998	661,998

			1,635,807
Consumer finance (0.1%)
Ocwen Financial Corp. bank term loan FRN Ser. B, 7 3/4s, 2016		780,000	772,200

			772,200
Consumer goods (0.3%)
Revlon Consumer Products bank term loan FRN Ser. B, 4 3/4s, 2017		1,496,250	1,483,158

Spectrum Brands, Inc. bank term loan FRN 5s, 2016		772,407	769,510

			2,252,668
Containers (0.1%)
Reynolds Group Holdings, Inc, bank term loan FRN Ser. C,
6 1/2s, 2018		375,000	373,125

Reynolds Group Holdings, Inc. bank term loan FRN Ser. E,
6 1/2s, 2018		497,500	495,945

			869,070
Electric utilities (0.1%)
AES Corp. (The) bank term loan FRN Ser. B, 4 1/4s, 2018		497,500	496,256

			496,256
Energy (oil field) (0.1%)
Frac Tech International, LLC bank term loan FRN Ser. B, 6 1/4s, 2016		497,743	493,299

			493,299
Entertainment (0.1%)
Six Flags Theme Parks bank term loan FRN Ser. B, 5 1/4s, 2016		1,000,000	999,375

			999,375
Food (0.1%)
Dean Foods Co. bank term loan FRN Ser. A1, 3.24s, 2014		389,610	380,065

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018		478,800	466,830

			846,895
Forest products and packaging (0.1%)
Exopack, LLC bank term loan FRN Ser. B, 6 1/2s, 2017		832,913	816,254

			816,254
Gaming and lottery (0.5%)
Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B1, 3.253s, 2015		1,000,000	882,143

CCM Merger, Inc. bank term loan FRN Ser. B, 7s, 2017		962,480	954,058

Gateway Casinos & Entertainment, Inc. bank term loan FRN
Ser. B1, 5 1/4s, 2016	CAD	1,695,750	1,616,215

Isle of Capri Casinos, Inc. bank term loan FRN 4 3/4s, 2017		$855,700	855,700

			4,308,116

SENIOR LOANS (5.9%)* [c] cont.	Principal amount	Value

Health-care services (0.5%)
Ardent Health Services bank term loan FRN Ser. B, 6 1/2s, 2015	$742,462	$724,829

Emergency Medical Services Corp. bank term loan FRN Ser. B,
5 1/4s, 2018	597,000	582,672

IASIS Healthcare, LLC bank term loan FRN Ser. B, 5s, 2018	567,150	553,680

Kindred Healthcare, Inc. bank term loan FRN Ser. B, 5 1/4s, 2018	748,125	692,016

Multiplan, Inc. bank term loan FRN Ser. B, 4 3/4s, 2017	1,198,327	1,155,387

		3,708,584
Homebuilding (—%)
Realogy Corp. bank term loan FRN Ser. B, 4.522s, 2016	263,723	230,099

		230,099
Insurance (—%)
CNO Financial Group, Inc. bank term loan FRN 6 1/4s, 2016	211,868	212,397

		212,397
Investment banking/Brokerage (0.1%)
Nuveen Investments, Inc. bank term loan FRN Ser. B, 5.819s, 2017	517,286	495,819

Nuveen Investments, Inc. bank term loan FRN Ser. B, 3.319s, 2014	442,714	426,850

		922,669
Machinery (0.1%)
Husky Injection Molding Systems, Ltd. bank term loan FRN
Ser. B, 6 1/2s, 2018 (Canada)	498,750	496,880

Terex Corp. bank term loan FRN Ser. B, 5 1/2s, 2017	665,000	664,584

		1,161,464
Manufacturing (0.1%)
SRAM Corp. bank term loan FRN 8 1/2s, 2018	500,000	500,000

SRAM Corp. bank term loan FRN 4.78s, 2018	182,192	180,371

		680,371
Medical technology (0.2%)
Kinetic Concepts, Inc. bank term loan FRN Ser. B, 7s, 2018	1,250,000	1,252,539

		1,252,539
Metals (—%)
Novelis, Inc. bank term loan FRN Ser. B, 3 3/4s, 2017	282,863	280,830

		280,830
Pharmaceuticals (0.1%)
Capsugel Holdings US, Inc. bank term loan FRN Ser. B,
5 1/4s, 2018	1,000,000	1,001,250

		1,001,250
Power producers (0.1%)
New Development Holdings, LLC bank term loan FRN Ser. B,
4 1/2s, 2018	398,000	393,212

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.758s, 2017	920,555	625,517

		1,018,729
Publishing (0.1%)
Cengage Learning Acquisitions, Inc. bank term loan FRN
Ser. B, 2.49s, 2014	950,103	815,307

		815,307
Railroads (0.1%)
Swift Transportation Co., LLC bank term loan FRN 6s, 2016	873,261	872,442

		872,442
Real estate (0.1%)
iStar Financial, Inc. bank term loan FRN Ser. A1, 5s, 2013	683,132	675,325

		675,325

SENIOR LOANS (5.9%)* [c] cont.	Principal amount		Value

Restaurants (0.2%)
Burger King Holdings, Inc. bank term loan FRN Ser. B,
4 1/2s, 2016		$918,063	$912,707

DineEquity, Inc. bank term loan FRN Ser. B, 4 1/4s, 2017		380,849	379,897

			1,292,604
Retail (0.9%)
Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B, 6 1/4s, 2017		246,875	241,056

Claire’s Stores, Inc. bank term loan FRN 2.991s, 2014		1,288,192	1,136,507

Gymboree Corp. bank term loan FRN 5s, 2018		496,250	464,821

J. Crew Group, Inc. bank term loan FRN Ser. B, 4 3/4s, 2018		995,000	932,066

Jo-Ann Stores, Inc. bank term loan FRN Ser. B, 4 3/4s, 2018		673,313	646,380

NBTY, Inc. bank term loan FRN Ser. B, 4 1/4s, 2017		794,000	791,023

Neiman Marcus Group, Inc. (The) bank term loan FRN 4 3/4s, 2018		1,280,000	1,241,371

PETCO Animal Supplies, Inc. bank term loan FRN 4 1/2s, 2017		990,000	978,863

Rite Aid Corp. bank term loan FRN 4 1/2s, 2018		971,916	918,461

			7,350,548
Semiconductor (—%)
Edwards, Ltd. bank term loan FRN 5 1/2s, 2016
(United Kingdom)		198,500	185,432

Edwards, Ltd. bank term loan FRN Ser. B, 5 1/2s, 2016
(United Kingdom)		198,500	185,432

			370,864
Technology services (0.1%)
First Data Corp. bank term loan FRN 4.235s, 2018		1,000,000	861,500

			861,500
Telecommunications (0.3%)
Intelsat Jackson Holdings, Ltd. bank term loan FRN Ser. B,
5 1/4s, 2018 (Bermuda)		995,000	987,538

Level 3 Financing, Inc. bank term loan FRN Ser. B2, 5 3/4s, 2018		665,000	653,363

MetroPCS Wireless, Inc. bank term loan FRN Ser. B3, 4s, 2018		496,254	487,156

SBA Communications Corp. bank term loan FRN Ser. B, 3 3/4s, 2018		498,750	493,763

			2,621,820

Total senior loans (cost $49,894,860)			$48,794,298

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (3.7%)*	strike price	amount	Value

SPDR S&P 500 ETF Trust (Call)	Dec-11/$132.00	374,026	$680,510

SPDR S&P 500 ETF Trust (Put)	Oct-12/100.00	172,100	908,113

SPDR S&P 500 ETF Trust (Put)	Apr-12/105.00	164,000	554,320

SPDR S&P 500 ETF Trust (Put)	Mar-12/102.00	270,996	628,711

SPDR S&P 500 ETF Trust (Put)	Feb-12/97.00	238,069	305,109

SPDR S&P 500 ETF Trust (Put)	Jan-12/112.00	249,154	590,495

SPDR S&P 500 ETF Trust (Put)	Dec-11/108.00	280,395	298,469

SPDR S&P 500 ETF Trust (Put)	Nov-11/114.00	286,012	164,909

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 3.49%
versus the three month USD-LIBOR-BBA maturing
September 2026.	Sep-16/3.49	$3,109,944	241,301

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
3.49% versus the three month USD-LIBOR-BBA
maturing September 2026.	Sep-16/3.49	3,109,944	213,622

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (3.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 3.37% versus
the three month USD-LIBOR-BBA maturing
August 2022.	Aug-12/3.37	$12,663,710	$1,060,206

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 3.37% versus
the three month USD-LIBOR-BBA maturing
August 2022.	Aug-12/3.37	12,663,710	157,663

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 3.52%
versus the three month USD-LIBOR-BBA maturing
August 2022.	Jul-12/3.52	10,553,092	1,001,066

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 3.36% versus
the three month USD-LIBOR-BBA maturing
August 2022.	Jul-12/3.36	10,553,092	876,434

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 3.36% versus
the three month USD-LIBOR-BBA maturing
August 2022.	Jul-12/3.36	10,553,092	132,019

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 3.52% versus
the three month USD-LIBOR-BBA maturing
August 2022.	Jul-12/3.52	10,553,092	105,109

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 3.51%
versus the three month USD-LIBOR-BBA maturing
July 2022.	Jul-12/3.51	4,221,237	397,218

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 3.51% versus
the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.51	4,221,237	41,917

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 3.5375%
versus the three month USD-LIBOR-BBA maturing
July 2022.	Jul-12/3.5375	10,553,092	1,016,790

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 3.5375% versus
the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/3.5375	10,553,092	99,727

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.1825% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/2.1825	3,188,000	59,807

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 3.54%
versus the three month USD-LIBOR-BBA maturing
July 2022.	Jul-12/3.54	6,598,724	637,569

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 3.54%
versus the three month USD-LIBOR-BBA maturing
July 2022.	Jul-12/3.54	6,598,724	61,500

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 3.49%
versus the three month USD-LIBOR-BBA maturing
July 2022.	Jul-12/3.49	10,478,311	972,387

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (3.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.49	$10,478,311	$103,840

Option on an interest rate swap with Citibank, N.A.
for the right to receive a fixed rate of 2.1075% versus
the three month USD-LIBOR-BBA maturing July 2022.	Jul-12/2.1075	15,455,000	248,362

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate of
2.1075% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/2.1075	15,455,000	248,362

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.11875% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/2.11875	15,455,000	253,307

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.35% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/2.35	3,188,000	72,240

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
1.998% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.998	15,358,000	159,877

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 1.998%
versus the three month USD-LIBOR-BBA maturing
April 2022.	Apr-12/1.998	15,358,000	159,877

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
1.9275% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	15,358,000	135,150

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 1.9275%
versus the three month USD-LIBOR-BBA maturing
April 2022.	Apr-12/1.9275	15,358,000	135,150

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 1.9275% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	15,358,000	135,150

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 1.9275%
versus the three month USD-LIBOR-BBA maturing
April 2022.	Apr-12/1.9275	15,358,000	135,150

Option on an interest rate swap with Citibank, N.A.
for the right to receive a fixed rate of 1.9275% versus
the three month USD-LIBOR-BBA maturing
April 2022.	Apr-12/1.9275	15,358,000	135,150

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate of
1.9275% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	15,358,000	135,150

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (3.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 1.765%
versus the three month USD-LIBOR-BBA maturing
April 2022.	Apr-12/1.765	$7,625,000	$43,386

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 2.015%
versus the three month USD-LIBOR-BBA maturing
April 2022.	Apr-12/2.015	3,050,000	32,239

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.075%
versus the three month USD-LIBOR-BBA maturing
March 2022.	Mar-12/2.075	18,569,000	866,801

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.075% versus the three month USD-LIBOR-BBA
maturing March 2022.	Mar-12/2.075	18,569,000	216,515

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 0.52% versus
the three month USD-LIBOR-BBA maturing
March 2014.	Mar-12/0.52	23,833,000	84,369

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 0.52% versus
the three month USD-LIBOR-BBA maturing
March 2014.	Mar-12/0.52	23,833,000	30,745

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
1.86% versus the three month USD-LIBOR-BBA
maturing March 2017.	Mar-12/1.86	14,518,848	333,208

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 1.86%
versus the three month USD-LIBOR-BBA maturing
March 2017.	Mar-12/1.86	14,518,848	65,335

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of
2.0525% versus the three month USD-LIBOR-BBA
maturing February 2022.	Feb-12/2.0525	18,569,000	825,021

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.0525% versus the three month USD-LIBOR-BBA
maturing February 2022.	Feb-12/2.0525	18,569,000	181,048

Option on an interest rate swap with Bank of America,
N.A. for the right to receive a fixed rate of 1.81%
versus the three month USD-LIBOR-BBA maturing
February 2017.	Feb-12/1.81	12,624,016	269,901

Option on an interest rate swap with Bank of America,
N.A. for the right to pay a fixed rate of 1.81% versus
the three month USD-LIBOR-BBA maturing
February 2017.	Feb-12/1.81	12,624,016	43,805

Option on an interest rate swap with Deutsche Bank
AG for the right to pay a fixed rate of 0.555% versus
the three month USD-LIBOR-BBA maturing
February 2014.	Feb-12/0.555	26,559,841	65,868

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (3.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 0.555%
versus the three month USD-LIBOR-BBA maturing
February 3, 2014.	Feb-12/0.555	$26,559,841	$36,387

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.27% versus the three month USD-LIBOR-BBA
maturing January 2022.	Jan-12/2.27	3,188,000	48,458

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.03%
versus the three month USD-LIBOR-BBA maturing
January 2022.	Jan-12/2.03	18,569,000	777,113

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.03% versus the three month USD-LIBOR-BBA
maturing January 2022.	Jan-12/2.03	18,569,000	138,710

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of
1.953% versus the three month USD-LIBOR-BBA
maturing January 2022.	Jan-12/1.953	15,455,000	80,057

Option on an interest rate swap with Citibank, N.A.
for the right to receive a fixed rate of 1.9475% versus
the three month USD-LIBOR-BBA maturing
January 2022.	Jan-12/1.9475	15,455,000	78,357

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
1.96325% versus the three month USD-LIBOR-BBA
maturing January 2022.	Jan-12/1.96325	15,455,000	81,912

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
3.60% versus the three month USD-LIBOR-BBA
maturing January 2042.	Jan-12/3.60	8,732,510	1,152,342

Option on an interest rate swap with Deutsche Bank
AG for the right to pay a fixed rate of 0.545% versus
the three month USD-LIBOR-BBA maturing
January 2014.	Jan-12/0.545	26,559,841	54,395

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 0.545%
versus the three month USD-LIBOR-BBA maturing
January 2014.	Jan-12/0.545	26,559,841	26,825

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 4.60%
versus the three month USD-LIBOR-BBA maturing
January 2042.	Jan-12/4.60	8,732,510	1,310

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
0.61% versus the three month USD-LIBOR-BBA
maturing January 2014.	Dec-11/0.61	11,916,000	19,542

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.61%
versus the three month USD-LIBOR-BBA maturing
January 2014.	Dec-11/0.61	11,916,000	17,397

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (3.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 0.6075%
versus the three month USD-LIBOR-BBA maturing
January 2014.	Dec-11/0.6075	$12,555,000	$20,088

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 0.6075% versus
the three month USD-LIBOR-BBA maturing
January 2014.	Dec-11/0.6075	12,555,000	18,255

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of
2.01% versus the three month USD-LIBOR-BBA
maturing December 2021.	Dec-11/2.01	18,569,000	719,177

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.01% versus the three month USD-LIBOR-BBA
maturing December 2021.	Dec-11/2.01	18,569,000	87,089

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.476%
versus the three month USD-LIBOR-BBA maturing
December 2013.	Dec-11/0.476	23,833,000	63,157

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
0.476% versus the three month USD-LIBOR-BBA
maturing December 2013.	Dec-11/0.476	23,833,000	9,295

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.53%
versus the three month USD-LIBOR-BBA maturing
December 2013.	Dec-11/0.53	23,833,000	47,237

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
0.53% versus the three month USD-LIBOR-BBA
maturing December 2013.	Dec-11/0.53	23,833,000	17,398

Option on an interest rate swap with Bank of America,
N.A. for the right to pay a fixed rate of 2.355% versus
the three month USD-LIBOR-BBA maturing
December 2021.	Dec-11/2.355	14,757,000	250,869

Option on an interest rate swap with Bank of America,
N.A. for the right to receive a fixed rate of 2.355%
versus the three month USD-LIBOR-BBA maturing
December 2021.	Dec-11/2.355	14,757,000	223,569

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 1.3525% versus
the three month USD-LIBOR-BBA maturing
December 2016.	Dec-11/1.3525	14,757,000	99,167

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 1.3525%
versus the three month USD-LIBOR-BBA maturing
December 2016.	Dec-11/1.3525	14,757,000	84,410

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.745%
versus the three month USD-LIBOR-BBA maturing
December 2014.	Dec-11/0.745	18,833,000	51,640

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (3.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
0.745% versus the three month USD-LIBOR-BBA
maturing December 2014.	Dec-11/0.745	$18,833,000	$39,361

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 4.12% versus
the three month USD-LIBOR-BBA maturing
December 2041.	Dec-11/4.12	2,580,867	594,064

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 4.12% versus
the three month USD-LIBOR-BBA maturing
December 2041.	Dec-11/4.12	2,580,867	1,110

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.99% versus the three month USD-LIBOR-BBA
maturing December 2041.	Dec-11/2.99	24,330,296	959,100

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.99%
versus the three month USD-LIBOR-BBA maturing
December 2041.	Dec-11/2.99	24,330,296	933,310

Option on an interest rate swap with Citibank, N.A.
for the right to receive a fixed rate of 4.045% versus
the three month USD-LIBOR-BBA maturing
December 2041.	Dec-11/4.045	2,086,670	449,197

Option on an interest rate swap with Citibank, N.A.
for the right to pay a fixed rate of 4.045% versus the
three month USD-LIBOR-BBA maturing
December 2041.	Dec-11/4.045	2,086,670	897

Option on an interest rate swap with Citibank, N.A.
for the right to receive a fixed rate of 4.1175%
versus the three month USD-LIBOR-BBA maturing
December 2041.	Dec-11/4.1175	3,295,982	758,471

Option on an interest rate swap with Citibank, N.A.
for the right to pay a fixed rate of 4.1175% versus
the three month USD-LIBOR-BBA maturing
December 2041.	Dec-11/4.1175	3,295,982	758

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate of
4.11% versus the three month USD-LIBOR-BBA
maturing December 2041.	Dec-11/4.11	157,142	35,935

Option on an interest rate swap with Credit Suisse
International for the right to pay a fixed rate of
4.11% versus the three month USD-LIBOR-BBA
maturing December 2041.	Dec-11/4.11	157,142	33

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 3.855%
versus the three month USD-LIBOR-BBA maturing
December 2041.	Dec-11/3.855	6,603,347	1,173,283

Option on an interest rate swap with Deutsche Bank
AG for the right to pay a fixed rate of 4.355% versus
the three month USD-LIBOR-BBA maturing
December 2041.	Dec-11/4.355	6,603,347	132

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (3.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Bank of America,
N.A. for the right to pay a fixed rate of 0.5325% versus
the three month USD-LIBOR-BBA maturing
December 2013.	Dec-11/0.5325	$26,559,841	$42,363

Option on an interest rate swap with Bank of America,
N.A. for the right to receive a fixed rate of 0.5325%
versus the three month USD-LIBOR-BBA maturing
December 2013.	Dec-11/0.5325	26,559,841	14,342

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 3.21%
versus the three month USD-LIBOR-BBA maturing
November 2021.	Nov-11/3.21	9,975,868	783,305

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 3.21% versus
the three month USD-LIBOR-BBA maturing
November 2021.	Nov-11/3.21	9,975,868	698

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
3.11% versus the three month USD-LIBOR-BBA
maturing November 2041.	Nov-11/3.11	2,079,217	86,579

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 3.11%
versus the three month USD-LIBOR-BBA maturing
November 2041.	Nov-11/3.11	2,079,217	30,357

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 2.3175%
versus the three month USD-LIBOR-BBA maturing
November 2021.	Nov-11/2.3175	14,757,000	158,343

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of
2.3175% versus the three month USD-LIBOR-BBA
maturing November 2021.	Nov-11/2.3175	14,757,000	120,417

Option on an interest rate swap with Deutsche Bank
AG for the right to pay a fixed rate of 1.30% versus
the three month USD-LIBOR-BBA maturing
November 2016.	Nov-11/1.30	14,757,000	63,455

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 1.30%
versus the three month USD-LIBOR-BBA maturing
November 2016.	Nov-11/1.30	14,757,000	43,238

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of
0.715% versus the three month USD-LIBOR-BBA
maturing November 2014.	Nov-11/0.715	18,833,000	32,581

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
0.715% versus the three month USD-LIBOR-BBA
maturing November 2014.	Nov-11/0.715	18,833,000	19,963

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate of
3.425% versus the three month USD-LIBOR-BBA
maturing November 2041.	Nov-11/3.425	19,213,400	1,783,964

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (3.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Credit Suisse
International for the right to pay a fixed rate of
3.425% versus the three month USD-LIBOR-BBA
maturing November 2041.	Nov-11/3.425	$19,213,400	$27,091

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 2.85%
versus the three month USD-LIBOR-BBA maturing
November 2021.	Nov-11/2.85	18,242,218	856,107

Option on an interest rate swap with Barclays Bank
PLC for the right to pay a fixed rate of 2.85% versus
the three month USD-LIBOR-BBA maturing
November 2021.	Nov-11/2.85	18,242,218	18

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
4.0325% versus the three month USD-LIBOR-BBA
maturing November 2041.	Nov-11/4.0325	5,767,398	1,244,951

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of
4.0325% versus the three month USD-LIBOR-BBA
maturing November 2041.	Nov-11/4.0325	5,767,398	6

Option on an interest rate swap with Bank of America,
N.A. for the right to pay a fixed rate of 0.5175%
versus the three month USD-LIBOR-BBA maturing
November 2013.	Nov-11/0.5175	26,559,841	26,029

Option on an interest rate swap with Bank of America,
N.A. for the right to receive a fixed rate of 0.5175%
versus the three month USD-LIBOR-BBA maturing
November 2013.	Nov-11/0.5175	26,559,841	558

Total purchased options outstanding (cost $29,023,220)			$30,804,149

COMMODITY LINKED NOTES (2.8%)*	Principal amount		Value

UBS AG/Jersey Branch 144A notes zero %, 2012 (Indexed to the
UBS Bloomberg CMCI Composite Index) (Jersey)		$10,494,000	$9,951,985

UBS AG/Jersey Branch 144A notes zero %, 2012 (Indexed to the
UBS Bloomberg CMCI Essence Index) (Jersey)		13,564,000	13,313,161

Total commodity linked notes (cost $24,058,000)			$23,265,146

ASSET-BACKED SECURITIES (2.4%)*	Principal amount		Value

Ace Securities Corp. FRB Ser. 06-NC3, Class A2B, 0.35472s, 2036		$1,040,000	$390,000

Bombardier Capital Mortgage Securitization Corp. Ser. 00-A,
Class A4, 8.29s, 2030		609,978	359,887

Countrywide Asset Backed Certificates
FRB Ser. 07-3, Class 2A2, 0.41472s, 2047		940,000	663,953
FRB Ser. 06-8, Class 2A3, 0.40472s, 2046 F		483,000	304,140
FRB Ser. 07-8, Class 2A2, 0.37472s, 2037 F		1,532,000	1,186,716
FRB Ser. 07-1, Class 2A2, 0.34472s, 2037 F		944,000	792,570

First Franklin Mortgage Loan Asset Backed Certificates
FRB Ser. 06-FF5, Class 2A3, 0.40472s, 2036 F		2,388,595	1,289,207
FRB Ser. 06-FF11, Class 2A3, 0.39472s, 2036		2,165,000	1,071,675

Green Tree Financial Corp.
Ser. 99-3, Class A8, 7.06s, 2031		638,000	544,693
Ser. 99-2, Class A7, 6.44s, 2030		360,409	381,035

ASSET-BACKED SECURITIES (2.4%)* cont.	Principal amount	Value

GSAA Home Equity Trust
FRB Ser. 06-3, Class A3, 0.54472s, 2036 F	$2,276,658	$1,075,192
FRB Ser. 05-15, Class 2A2, 0.49472s, 2036	1,010,225	586,787
FRB Ser. 05-14, Class 2A2, 0.49472s, 2035	557,785	256,581
FRB Ser. 05-11, Class 3A4, 0.49472s, 2035	912,135	684,101
FRB Ser. 06-19, Class A3A, 0.48472s, 2036	692,158	264,750
FRB Ser. 07-3, Class A4A, 0.46472s, 2047	1,431,353	622,639
FRB Ser. 06-1, Class A2, 0.46472s, 2036	1,532,677	605,408
FRB Ser. 06-16, Class A2, 0.41472s, 2036	842,755	337,102
FRB Ser. 06-9, Class A3, 0.40472s, 2036 F	763,166	305,116
FRB Ser. 06-12, Class A2A, 0.39472s, 2036	870,953	357,091
FRB Ser. 06-9, Class A2, 0.36472s, 2036 F	566,567	226,515
FRB Ser. 06-16, Class A1, 0.30472s, 2036	1,383,933	553,573

HSI Asset Securitization Corp. Trust FRB Ser. 06-HE1,
Class 2A1, 0.29472s, 2036	22,972	9,533

Lehman XS Trust FRB Ser. 06-8, Class 2A1, 0.42472s, 2036	752,842	319,958

Long Beach Mortgage Loan Trust FRB Ser. 06-5, Class 2A3,
0.39472s, 2036	4,980,442	1,718,253

Oakwood Mortgage Investors, Inc.
Ser. 01-C, Class A4, 7.405s, 2030	925,972	516,229
Ser. 00-D, Class A4, 7.4s, 2030	1,066,007	652,929
Ser. 02-A, Class A4, 6.97s, 2032	718,921	651,522
Ser. 01-D, Class A2, 5.26s, 2019	887,589	521,459

Oakwood Mortgage Investors, Inc. 144A Ser. 01-B, Class A4,
7.21s, 2030	346,349	319,939

Structured Asset Securities Corp. FRB Ser. 06-BC2,
Class A3, 0.39472s, 2036 F	3,970,181	2,089,308

WAMU Asset-Backed Certificates FRB Ser. 07-HE1, Class 2A1,
0.29472s, 2037	33,544	31,657

Total asset-backed securities (cost $21,942,388)		$19,689,518

FOREIGN GOVERNMENT BONDS AND NOTES (1.5%)*	Principal amount	Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017	$325,000	$266,500

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013	1,405,000	1,361,557

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015	7,915,000	7,124,846

Argentina (Republic of) sr. unsec. unsub. bonds FRB 0.439s, 2012	2,805,000	331,214

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s, 2021	240,000	234,606

Ukraine (Government of ) Financing of Infrastructural Projects
State Enterprise 144A govt. guaranty notes 8 3/8s, 2017	200,000	184,000

Ukraine (Government of) sr. unsec. bonds 6.385s, 2012	525,000	519,472

Ukraine (Government of) 144A bonds 7 3/4s, 2020	500,000	478,750

Ukraine (Government of) 144A sr. unsec. notes 7.95s, 2021	215,000	210,423

Ukraine (Government of) 144A sr. unsec. unsub. notes 7.65s, 2013	1,700,000	1,674,500

Total foreign government bonds and notes (cost $13,251,498)		$12,385,868

SHORT-TERM INVESTMENTS (31.9%)*	Principal amount/shares	Value

Straight-A Funding, LLC for an effective yield of 0.163%,
January 18, 2012	$8,000,000	$7,996,707

U.S. Treasury Bills for an effective yield of 0.093%,
September 20, 2012 # ##	32,000,000	31,973,216

SHORT-TERM INVESTMENTS (31.9%)* cont.	Principal amount/shares	Value

U.S. Treasury Bills with effective yields ranging from
0.092% to 0.099%, August 23, 2012 # ##	$51,000,000	$50,960,225

U.S. Treasury Bills for an effective yield of 0.071%,
July 26, 2012 ##	10,000,000	9,994,714

U.S. Treasury Bills with effective yields ranging from
0.072% to 0.145%, April 5, 2012 ##	73,000,000	72,965,799

U.S. Treasury Bills for an effective yield of 0.221%,
March 8, 2012 ##	15,000,000	14,987,200

U.S. Treasury Bills for an effective yield of 0.197%,
December 15, 2011 # ##	17,000,000	16,994,182

U.S. Treasury Bills zero %, November 17, 2011 ##	12,000,000	11,999,997

Putnam Money Market Liquidity Fund 0.05% [e]	46,344,270	46,344,270

Total short-term investments (cost $264,216,310)		$264,216,310

TOTAL INVESTMENTS

Total investments (cost $969,524,582)		$975,209,299

Key to holding’s currency abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
SEK	Swedish Krona
USD / $	United States Dollar

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2010 through October 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $828,143,447.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of the restricted security held at the close of the reporting period was $344,834, and less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $415,659,898 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBAs.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rates shown are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 10/31/11 (aggregate face value $198,947,746)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	11/16/11	$501,117	$457,148	$43,969

	Brazilian Real	Buy	11/16/11	1,525,956	1,410,032	115,924

	British Pound	Buy	11/16/11	1,188,234	1,146,366	41,868

	Canadian Dollar	Buy	11/16/11	401,869	436,367	(34,498)

	Chilean Peso	Buy	11/16/11	242,095	222,709	19,386

	Czech Koruna	Buy	11/16/11	352,166	335,558	16,608

	Euro	Sell	11/16/11	1,531,262	1,477,330	(53,932)

	Hungarian Forint	Sell	11/16/11	128,365	124,488	(3,877)

	Japanese Yen	Sell	11/16/11	4,120,861	4,193,313	72,452

	Mexican Peso	Sell	11/16/11	256,733	248,106	(8,627)

	Norwegian Krone	Sell	11/16/11	440,856	374,663	(66,193)

	Russian Ruble	Buy	11/16/11	413,352	380,774	32,578

	Singapore Dollar	Sell	11/16/11	452,182	432,898	(19,284)

	South African Rand	Buy	11/16/11	399,881	393,966	5,915

FORWARD CURRENCY CONTRACTS at 10/31/11 (aggregate face value $198,947,746) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A. cont.

	South Korean Won	Sell	11/16/11	$1,655,015	$1,527,089	$(127,926)

	Swedish Krona	Buy	11/16/11	767,285	726,214	41,071

	Swiss Franc	Buy	11/16/11	4,415,223	4,238,569	176,654

	Taiwan Dollar	Sell	11/16/11	935,881	912,111	(23,770)

	Turkish Lira	Sell	11/16/11	196,972	183,128	(13,844)

Barclays Bank PLC

	Australian Dollar	Buy	11/16/11	3,708,036	3,601,144	106,892

	Brazilian Real	Sell	11/16/11	1,687,940	1,554,290	(133,650)

	British Pound	Sell	11/16/11	3,258,278	3,199,412	(58,866)

	Canadian Dollar	Sell	11/16/11	1,773,360	1,727,708	(45,652)

	Chilean Peso	Sell	11/16/11	423,752	389,563	(34,189)

	Czech Koruna	Sell	11/16/11	17,616	16,773	(843)

	Euro	Sell	11/16/11	4,696,166	4,557,459	(138,707)

	Hungarian Forint	Sell	11/16/11	999,686	985,720	(13,966)

	Indian Rupee	Buy	11/16/11	482,908	473,784	9,124

	Japanese Yen	Sell	11/16/11	197,063	216,968	19,905

	Malaysian Ringgit	Buy	11/16/11	380,131	363,614	16,517

	Mexican Peso	Sell	11/16/11	145,881	135,922	(9,959)

	New Zealand Dollar	Sell	11/16/11	183,885	172,698	(11,187)

	Norwegian Krone	Buy	11/16/11	7,044,032	6,718,192	325,840

	Polish Zloty	Buy	11/16/11	667,792	643,373	24,419

	Russian Ruble	Sell	11/16/11	160,610	147,638	(12,972)

	Singapore Dollar	Sell	11/16/11	775,021	740,981	(34,040)

	South Korean Won	Buy	11/16/11	714,745	677,097	37,648

	Swedish Krona	Buy	11/16/11	3,008,977	2,813,275	195,702

	Swiss Franc	Buy	11/16/11	162,940	156,370	6,570

	Taiwan Dollar	Sell	11/16/11	164,768	151,976	(12,792)

	Thai Baht	Sell	11/16/11	322,642	316,751	(5,891)

	Turkish Lira	Buy	11/16/11	1,375,933	1,294,835	81,098

Citibank, N.A.

	Australian Dollar	Buy	11/16/11	1,363,527	1,375,269	(11,742)

	Brazilian Real	Buy	11/16/11	886,266	816,965	69,301

	British Pound	Buy	11/16/11	729,242	684,749	44,493

	Canadian Dollar	Sell	11/16/11	150,337	170,478	20,141

	Chilean Peso	Sell	11/16/11	426,392	391,748	(34,644)

	Czech Koruna	Buy	11/16/11	649,648	622,344	27,304

	Euro	Sell	11/16/11	1,999,302	1,973,502	(25,800)

	Hungarian Forint	Buy	11/16/11	965,994	938,048	27,946

	Japanese Yen	Sell	11/16/11	1,600,712	1,631,975	31,263

	Mexican Peso	Buy	11/16/11	107,202	103,904	3,298

	New Zealand Dollar	Buy	11/16/11	13,896	13,046	850

	Norwegian Krone	Buy	11/16/11	421,998	482,958	(60,960)

	Polish Zloty	Sell	11/16/11	721,477	685,284	(36,193)

	Singapore Dollar	Buy	11/16/11	1,559,446	1,485,203	74,243

FORWARD CURRENCY CONTRACTS at 10/31/11 (aggregate face value $198,947,746) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.

	South African Rand	Sell	11/16/11	$1,218,318	$1,200,565	$(17,753)

	South Korean Won	Buy	11/16/11	16,746	15,452	1,294

	Swedish Krona	Sell	11/16/11	1,248,476	1,262,066	13,590

	Swiss Franc	Buy	11/16/11	538,500	516,808	21,692

	Taiwan Dollar	Sell	11/16/11	681,078	656,556	(24,522)

	Turkish Lira	Sell	11/16/11	193,873	186,343	(7,530)

Credit Suisse AG

	Australian Dollar	Buy	11/16/11	5,404,027	5,069,652	334,375

	Brazilian Real	Sell	11/16/11	70,890	65,434	(5,456)

	British Pound	Sell	11/16/11	653,038	656,602	3,564

	Canadian Dollar	Sell	11/16/11	4,132,827	3,997,225	(135,602)

	Chilean Peso	Buy	11/16/11	5,651	5,193	458

	Czech Koruna	Buy	11/16/11	263,814	251,520	12,294

	Euro	Sell	11/16/11	1,752,900	1,767,102	14,202

	Hungarian Forint	Sell	11/16/11	420,878	408,253	(12,625)

	Indian Rupee	Sell	11/16/11	1,647,167	1,616,692	(30,475)

	Japanese Yen	Sell	11/16/11	954,617	984,567	29,950

	Malaysian Ringgit	Sell	11/16/11	307,472	293,883	(13,589)

	Mexican Peso	Buy	11/16/11	74,983	74,626	357

	Norwegian Krone	Buy	11/16/11	2,518,798	2,507,956	10,842

	Polish Zloty	Buy	11/16/11	505,671	479,527	26,144

	Russian Ruble	Sell	11/16/11	86,601	79,589	(7,012)

	Singapore Dollar	Sell	11/16/11	615,235	588,347	(26,888)

	South African Rand	Buy	11/16/11	469,875	464,397	5,478

	South Korean Won	Sell	11/16/11	822,109	758,437	(63,672)

	Swedish Krona	Sell	11/16/11	1,274,817	1,205,986	(68,831)

	Swiss Franc	Sell	11/16/11	420,226	402,950	(17,276)

	Taiwan Dollar	Buy	11/16/11	1,120,853	1,102,184	18,669

	Turkish Lira	Sell	11/16/11	651,333	605,999	(45,334)

Deutsche Bank AG

	Australian Dollar	Buy	11/16/11	134,143	145,051	(10,908)

	Brazilian Real	Buy	11/16/11	608,745	563,710	45,035

	British Pound	Buy	11/16/11	785,350	731,801	53,549

	Canadian Dollar	Sell	11/16/11	2,770,763	2,690,785	(79,978)

	Chilean Peso	Buy	11/16/11	213,531	196,376	17,155

	Czech Koruna	Sell	11/16/11	384,766	366,737	(18,029)

	Euro	Sell	11/16/11	7,063,203	6,866,811	(196,392)

	Hungarian Forint	Sell	11/16/11	384,516	372,834	(11,682)

	Japanese Yen	Buy	11/16/11	1,002,868	1,023,261	(20,393)

	Malaysian Ringgit	Sell	11/16/11	241,490	231,105	(10,385)

	Mexican Peso	Buy	11/16/11	676,247	654,804	21,443

	New Zealand Dollar	Sell	11/16/11	288,836	271,332	(17,504)

	Norwegian Krone	Sell	11/16/11	858,297	741,976	(116,321)

	Polish Zloty	Buy	11/16/11	268,266	258,694	9,572

FORWARD CURRENCY CONTRACTS at 10/31/11 (aggregate face value $198,947,746) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG cont.

	Singapore Dollar	Buy	11/16/11	$1,756,050	$1,680,124	$75,926

	South Korean Won	Sell	11/16/11	1,131,708	1,027,840	(103,868)

	Swedish Krona	Sell	11/16/11	1,643,349	1,554,713	(88,636)

	Swiss Franc	Sell	11/16/11	1,455,409	1,396,307	(59,102)

	Taiwan Dollar	Sell	11/16/11	559,338	530,122	(29,216)

	Turkish Lira	Sell	11/16/11	242,285	224,949	(17,336)

Goldman Sachs International

	Australian Dollar	Sell	11/16/11	1,904,519	1,553,769	(350,750)

	British Pound	Buy	11/16/11	886,634	855,233	31,401

	Canadian Dollar	Buy	11/16/11	37,910	5,640	32,270

	Chilean Peso	Buy	11/16/11	287,324	263,994	23,330

	Euro	Sell	11/16/11	784,724	818,278	33,554

	Hungarian Forint	Sell	11/16/11	464,713	451,012	(13,701)

	Japanese Yen	Sell	11/16/11	1,844,408	1,880,160	35,752

	Norwegian Krone	Sell	11/16/11	1,052,070	954,267	(97,803)

	Polish Zloty	Sell	11/16/11	179,482	169,295	(10,187)

	South African Rand	Buy	11/16/11	830,735	817,425	13,310

	Swedish Krona	Sell	11/16/11	1,108,772	1,050,676	(58,096)

	Swiss Franc	Sell	11/16/11	2,126,312	2,039,454	(86,858)

HSBC Bank USA, National Association

	Australian Dollar	Sell	11/16/11	867,670	597,147	(270,523)

	British Pound	Sell	11/16/11	1,086,146	1,046,619	(39,527)

	Canadian Dollar	Sell	11/16/11	1,056,274	1,058,498	2,224

	Euro	Sell	11/16/11	745,709	769,680	23,971

	Indian Rupee	Sell	11/16/11	636,018	623,525	(12,493)

	Japanese Yen	Buy	11/16/11	415,027	423,353	(8,326)

	New Zealand Dollar	Buy	11/16/11	26,015	24,423	1,592

	Norwegian Krone	Sell	11/16/11	536,586	508,260	(28,326)

	Singapore Dollar	Sell	11/16/11	686,880	657,317	(29,563)

	South Korean Won	Buy	11/16/11	2,246,263	2,067,991	178,272

	Swiss Franc	Sell	11/16/11	1,507,482	1,445,696	(61,786)

	Taiwan Dollar	Sell	11/16/11	312,759	304,796	(7,963)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	11/16/11	3,128,642	3,147,030	(18,388)

	Brazilian Real	Buy	11/16/11	461,218	424,427	36,791

	British Pound	Buy	11/16/11	198,066	165,659	32,407

	Canadian Dollar	Sell	11/16/11	895,205	905,596	10,391

	Chilean Peso	Buy	11/16/11	176,322	161,975	14,347

	Czech Koruna	Sell	11/16/11	771,796	736,102	(35,694)

	Euro	Sell	11/16/11	3,562,938	3,526,384	(36,554)

	Hungarian Forint	Buy	11/16/11	599,513	564,820	34,693

	Japanese Yen	Buy	11/16/11	2,045,867	2,047,387	(1,520)

	Malaysian Ringgit	Sell	11/16/11	202,702	193,743	(8,959)

	Mexican Peso	Sell	11/16/11	114,562	110,933	(3,629)

FORWARD CURRENCY CONTRACTS at 10/31/11 (aggregate face value $198,947,746) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A. cont.

	New Zealand Dollar	Buy	11/16/11	$71,421	$66,998	$4,423

	Norwegian Krone	Sell	11/16/11	1,086,826	1,027,734	(59,092)

	Polish Zloty	Sell	11/16/11	386,843	367,664	(19,179)

	Russian Ruble	Sell	11/16/11	74,018	68,035	(5,983)

	Singapore Dollar	Sell	11/16/11	580,967	555,450	(25,517)

	South African Rand	Buy	11/16/11	679,807	671,268	8,539

	South Korean Won	Buy	11/16/11	1,185,955	1,111,035	74,920

	Swedish Krona	Sell	11/16/11	476,592	450,559	(26,033)

	Swiss Franc	Buy	11/16/11	565,733	542,742	22,991

	Taiwan Dollar	Buy	11/16/11	262,349	256,020	6,329

	Thai Baht	Sell	11/16/11	151,007	148,155	(2,852)

	Turkish Lira	Sell	11/16/11	97,725	90,738	(6,987)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	11/16/11	3,347,269	3,340,927	6,342

	Brazilian Real	Sell	11/16/11	640,678	588,533	(52,145)

	British Pound	Sell	11/16/11	4,198,126	4,057,207	(140,919)

	Canadian Dollar	Sell	11/16/11	2,359,466	2,199,509	(159,957)

	Chilean Peso	Sell	11/16/11	28,541	26,212	(2,329)

	Czech Koruna	Sell	11/16/11	69,350	66,096	(3,254)

	Euro	Buy	11/16/11	2,049,246	1,905,862	143,384

	Hungarian Forint	Sell	11/16/11	298,179	307,335	9,156

	Indian Rupee	Sell	11/16/11	289,630	284,215	(5,415)

	Japanese Yen	Buy	11/16/11	2,234,495	2,219,931	14,564

	Malaysian Ringgit	Sell	11/16/11	261	251	(10)

	Mexican Peso	Sell	11/16/11	135,666	131,653	(4,013)

	New Zealand Dollar	Sell	11/16/11	7,514	7,057	(457)

	Norwegian Krone	Buy	11/16/11	2,552,927	2,577,132	(24,205)

	Polish Zloty	Sell	11/16/11	315,106	299,290	(15,816)

	Russian Ruble	Sell	11/16/11	86,588	79,601	(6,987)

	Singapore Dollar	Sell	11/16/11	435,207	417,476	(17,731)

	South African Rand	Sell	11/16/11	1,086,013	1,071,663	(14,350)

	South Korean Won	Sell	11/16/11	546,750	504,195	(42,555)

	Swedish Krona	Sell	11/16/11	901,914	852,766	(49,148)

	Swiss Franc	Sell	11/16/11	400,970	384,759	(16,211)

	Taiwan Dollar	Buy	11/16/11	1,665,400	1,635,714	29,686

	Turkish Lira	Buy	11/16/11	47,961	44,647	3,314

State Street Bank and Trust Co.

	Australian Dollar	Buy	11/16/11	4,120,776	3,997,247	123,529

	Brazilian Real	Sell	11/16/11	1,016,898	935,166	(81,732)

	British Pound	Sell	11/16/11	858,499	860,133	1,634

	Canadian Dollar	Buy	11/16/11	431,556	431,925	(369)

	Czech Koruna	Sell	11/16/11	113,946	108,645	(5,301)

	Euro	Buy	11/16/11	8,062,093	7,632,466	429,627

	Hungarian Forint	Sell	11/16/11	654,394	634,152	(20,242)

FORWARD CURRENCY CONTRACTS at 10/31/11 (aggregate face value $198,947,746) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Indonesian Rupiah	Sell	11/16/11	$307,235	$293,530	$(13,705)

	Japanese Yen	Sell	11/16/11	352,874	388,712	35,838

	Malaysian Ringgit	Buy	11/16/11	252,986	242,447	10,539

	Mexican Peso	Sell	11/16/11	207,561	201,094	(6,467)

	Norwegian Krone	Buy	11/16/11	2,054,077	2,133,360	(79,283)

	Polish Zloty	Buy	11/16/11	133,552	133,382	170

	Russian Ruble	Sell	11/16/11	74,015	68,032	(5,983)

	Singapore Dollar	Buy	11/16/11	213,101	199,109	13,992

	South African Rand	Buy	11/16/11	55,935	55,084	851

	South Korean Won	Buy	11/16/11	18,740	17,295	1,445

	Swedish Krona	Sell	11/16/11	1,300,850	1,197,164	(103,686)

	Swiss Franc	Sell	11/16/11	72,696	69,731	(2,965)

	Taiwan Dollar	Sell	11/16/11	288,882	273,625	(15,257)

	Thai Baht	Buy	11/16/11	614,249	604,962	9,287

	Turkish Lira	Sell	11/16/11	45,030	34,365	(10,665)

Westpac Banking Corp.

	Australian Dollar	Buy	11/16/11	958,151	1,022,630	(64,479)

	British Pound	Buy	11/16/11	501,434	485,848	15,586

	Canadian Dollar	Buy	11/16/11	58,169	25,217	32,952

	Euro	Sell	11/16/11	1,908,959	1,904,248	(4,711)

	Japanese Yen	Buy	11/16/11	2,784,395	2,815,312	(30,917)

	New Zealand Dollar	Buy	11/16/11	388,131	364,271	23,860

	Norwegian Krone	Sell	11/16/11	37,179	35,261	(1,918)

	Swedish Krona	Buy	11/16/11	125,338	118,789	6,549

	Swiss Franc	Buy	11/16/11	552,743	530,463	22,280

Total						$(659,130)

FUTURES CONTRACTS OUTSTANDING at 10/31/11

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury Bond
10 yr (Long)	4	$470,593	Dec-11	$3,909

Canadian Government Bond
10 yr (Long)	17	2,239,549	Dec-11	5,674

Euro STOXX 50 Index (Short)	779	25,740,307	Dec-11	(536,398)

Euro-Swiss Franc 3 Month (Short)	16	4,555,935	Dec-11	(34,018)

Euro-Swiss Franc 3 Month (Short)	38	10,829,004	Jun-12	(131,216)

Euro-Swiss Franc 3 Month (Short)	38	10,829,004	Dec-12	(169,870)

Euro-Swiss Franc 3 Month (Short)	38	10,825,758	Mar-12	(102,579)

Japanese Government Bond
10 yr (Short)	2	3,634,178	Dec-11	7,599

Japanese Government Bond
10 yr Mini (Short)	23	4,183,423	Dec-11	10,464

NASDAQ 100 Index E-Mini (Long)	39	1,837,680	Dec-11	120,836

FUTURES CONTRACTS OUTSTANDING at 10/31/11 cont.

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

S&P 500 Index E-Mini (Long)	284	$17,740,060	Dec-11	$(19,027)

S&P Mid Cap 400 Index E-Mini (Long)	382	33,849,020	Dec-11	1,701,299

U.S. Treasury Bond 30 yr (Long)	245	34,062,657	Dec-11	645,197

U.S. Treasury Note 10 yr (Long)	5	645,313	Dec-11	(3,003)

Total				$1,498,867

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $52,735,681)

	Contract	Expiration date/
	amount	strike price	Value

SPDR S&P 500 ETF Trust (Call)	773,600	Nov-11/$129.00	$922,270

SPDR S&P 500 ETF Trust (Call)	773,600	Nov-11/130.00	692,705

SPDR S&P 500 ETF Trust (Put)	270,996	Mar-12/90.00	316,805

SPDR S&P 500 ETF Trust (Put)	238,069	Feb-12/85.00	148,636

SPDR S&P 500 ETF Trust (Put)	173,698	Dec-11/100.00	121,517

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 2045.	$6,180,300	Aug-15/4.375	448,134

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.375% versus the three month USD-LIBOR-BBA
maturing August 2045.	6,180,300	Aug-15/4.375	1,532,492

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.80% versus the three month USD-LIBOR-BBA
maturing January 2022.	19,957,200	Jan-12/4.80	339

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
January 2022.	19,957,200	Jan-12/4.80	4,358,253

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 2045.	6,180,300	Aug-15/4.46	421,744

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
August 2045.	6,180,300	Aug-15/4.46	1,602,206

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
January 2022.	11,974,320	Jan-12/4.72	120

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
January 2022.	11,974,320	Jan-12/4.72	2,525,264

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.7975% versus
the three month USD-LIBOR-BBA maturing
October 2021.	3,050,000	Oct-16/2.7975	78,141

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $52,735,681) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.5625% versus the
three month USD-LIBOR-BBA maturing October 2021.	7,625,000	Oct-16/2.5625	$163,099

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 3.625%
versus the three month USD-LIBOR-BBA maturing
August 2026.	14,288,761	Aug-16/3.625	1,033,649

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 3.625%
versus the three month USD-LIBOR-BBA maturing
August 2026.	14,288,761	Aug-16/3.625	1,063,798

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 5.35%
versus the three month USD-LIBOR-BBA maturing
August 2026.	24,328,403	Aug-16/5.35	749,923

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
August 2026.	24,328,403	Aug-16/4.35	2,730,401

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.17%
versus the three month USD-LIBOR-BBA maturing
August 2021.	10,549,616	Aug-16/4.17	305,517

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.17%
versus the three month USD-LIBOR-BBA maturing
August 2021.	10,549,616	Aug-16/4.17	633,747

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026.	16,863,030	Aug-16/4.28	878,395

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026.	16,863,030	Aug-16/4.28	1,828,458

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 2026.	6,736,016	Aug-16/4.68	286,954

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 2026.	6,736,016	Aug-16/4.68	870,233

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
August 2026.	5,613,347	Jul-16/4.67	240,139

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
August 2026.	5,613,347	Jul-16/4.67	722,112

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $52,735,681) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
August 2026.	5,613,347	Jul-16/4.80	$224,927

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
August 2026.	5,613,347	Jul-16/4.80	765,677

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026.	2,245,339	Jul-16/4.80	89,836

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026.	2,245,339	Jul-16/4.80	306,264

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.815%
versus the three month USD-LIBOR-BBA maturing
July 2026.	5,613,347	Jul-16/4.815	222,794

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.815%
versus the three month USD-LIBOR-BBA maturing
July 2026.	5,613,347	Jul-16/4.815	770,808

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.79% versus the three month USD-LIBOR-BBA
maturing July 2026.	3,509,959	Jul-16/4.79	140,960

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.79%
versus the three month USD-LIBOR-BBA maturing
July 2026.	3,509,959	Jul-16/4.79	477,182

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.74% versus the three month USD-LIBOR-BBA
maturing July 2026.	5,573,570	Jul-16/4.74	229,185

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.74%
versus the three month USD-LIBOR-BBA maturing
July 2026.	5,573,570	Jul-16/4.74	740,694

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.815% versus the three month USD-LIBOR-BBA
maturing June 2026.	4,145,824	Jun-16/4.815	160,982

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.815% versus the three month USD-LIBOR-BBA
maturing June 2026.	4,145,824	Jun-16/4.815	572,198

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.12% versus the
three month USD-LIBOR-BBA maturing June 2021.	7,402,572	Jun-16/5.12	134,949

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $52,735,681) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.89%
versus the three month USD-LIBOR-BBA maturing
June 2021.	7,284,320	Jun-16/4.89	$146,298

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.575% versus the three month USD-LIBOR-BBA
maturing June 2021.	7,238,070	Jun-16/4.575	167,634

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.12% versus the
three month USD-LIBOR-BBA maturing June 2021.	7,402,572	Jun-16/4.12	439,935

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.39%
versus the three month USD-LIBOR-BBA maturing
June 2021.	7,284,320	Jun-16/4.39	494,489

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.575% versus the three month USD-LIBOR-BBA
maturing June 2021.	7,238,070	Jun-16/4.575	535,183

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.04% versus the three month USD-LIBOR-BBA
maturing September 2025.	27,400,500	Sep-15/4.04	1,379,067

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.04%
versus the three month USD-LIBOR-BBA maturing
September 2025.	27,400,500	Sep-15/4.04	2,657,191

Option on an interest rate swap with Barclays Bank PLC
for the obligation to receive a fixed rate of 5.36% versus
the three month USD-LIBOR-BBA maturing
February 2025.	1,726,280	Feb-15/5.36	34,812

Option on an interest rate swap with Barclays Bank PLC
for the obligation to pay a fixed rate of 5.36% versus the
three month USD-LIBOR-BBA maturing
February 2025.	1,726,280	Feb-15/5.36	324,744

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 2025.	3,955,380	Feb-15/5.27	83,664

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 2025.	3,955,380	Feb-15/5.27	718,613

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.20%
versus the three month USD-LIBOR-BBA maturing
August 2024.	4,162,255	Aug-14/4.20	133,900

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.20%
versus the three month USD-LIBOR-BBA maturing
August 2024.	4,162,255	Aug-14/4.20	482,934

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $52,735,681) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.19%
versus the three month USD-LIBOR-BBA maturing
July 2024.	3,468,546	Jul-14/4.19	$111,677

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.19%
versus the three month USD-LIBOR-BBA maturing
July 2024.	3,468,546	Jul-14/4.19	400,971

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.34%
versus the three month USD-LIBOR-BBA maturing
July 2024.	1,387,418	Jul-14/4.34	40,614

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.34%
versus the three month USD-LIBOR-BBA maturing
July 2024.	1,387,418	Jul-14/4.34	173,767

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
July 2024.	3,468,546	Jul-14/4.35	100,893

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
July 2024.	3,468,546	Jul-14/4.35	436,714

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.3725%
versus the three month USD-LIBOR-BBA maturing
July 2024.	3,468,554	Jul-14/4.3725	99,114

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.3725%
versus the three month USD-LIBOR-BBA maturing
July 2024.	3,468,554	Jul-14/4.3725	442,726

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing July 2024.	2,168,841	Jul-14/4.36	62,248

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.36%
versus the three month USD-LIBOR-BBA maturing
July 2024.	2,168,841	Jul-14/4.36	275,024

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.29% versus the three month USD-LIBOR-BBA
maturing July 2024.	3,443,967	Jul-14/4.29	103,243

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.29%
versus the three month USD-LIBOR-BBA maturing
July 23, 2024.	3,443,967	Jul-14/4.29	420,929

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 2.855% versus the three month USD-LIBOR-BBA
maturing August 2022.	33,161,500	Aug-12/2.855	857,225

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $52,735,681) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.855% versus the three month USD-LIBOR-BBA
maturing August 2022.	33,161,500	Aug-12/2.855	$1,655,090

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 2.73%
versus the three month USD-LIBOR-BBA August 2022.	42,757,600	Aug-12/2.73	1,281,445

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 2.73%
versus the three month USD-LIBOR-BBA maturing
August 2022.	42,757,600	Aug-12/2.73	1,833,446

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.6825% versus the three month USD-LIBOR-BBA
maturing July 2022.	1,812,000	Jul-12/2.6825	73,150

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.6075% versus the
three month USD-LIBOR-BBA maturing July 2022.	12,766,000	Jul-12/2.6075	464,044

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
2.6075% versus the three month USD-LIBOR-BBA
maturing July 2022.	12,766,000	Jul-12/2.6075	464,044

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.61875% versus the three month USD-LIBOR-BBA
maturing July 2022.	12,766,000	Jul-12/2.61875	471,065

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.60% versus the three month USD-LIBOR-BBA
maturing April 2022.	2,493,000	Apr-12/2.60	86,532

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.498% versus
the three month USD-LIBOR-BBA maturing April 2022.	12,286,000	Apr-12/2.498	358,014

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.498% versus the three month USD-LIBOR-BBA
maturing April 2022.	12,286,000	Apr-12/2.498	358,014

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.8675% versus the three month USD-LIBOR-BBA
maturing April 2022.	2,391,100	Apr-12/4.8675	406

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	12,286,000	Apr-12/2.4275	315,996

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 2.4275%
versus the three month USD-LIBOR-BBA maturing
April 2022.	12,286,000	Apr-12/2.4275	315,996

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	12,286,000	Apr-12/2.4275	315,996

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $52,735,681) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.4275% versus the
three month USD-LIBOR-BBA maturing April 2022.	12,286,000	Apr-12/2.4275	$315,996

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.4275% versus
the three month USD-LIBOR-BBA maturing April 2022.	12,286,000	Apr-12/2.4275	315,996

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	12,286,000	Apr-12/2.4275	315,996

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.8675% versus the three month USD-LIBOR-BBA
maturing April 2022.	2,391,100	Apr-12/4.8675	517,817

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.52% versus the three month USD-LIBOR-BBA
maturing January 2022.	2,383,000	Jan-12/2.52	64,389

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.4475% versus the
three month USD-LIBOR-BBA maturing January 2022.	10,510,000	Jan-12/2.4475	234,899

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
2.453% versus the three month USD-LIBOR-BBA
maturing January 2022.	10,510,000	Jan-12/2.453	237,946

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.46325% versus the three month USD-LIBOR-BBA
maturing January 2022.	10,510,000	Jan-12/2.46325	242,256

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 2.28%
versus the three month USD-LIBOR-BBA maturing
December 2016.	6,365,775	Dec-11/2.28	573

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 2.28%
versus the three month USD-LIBOR-BBA maturing
December 2016.	6,365,775	Dec-11/2.28	282,959

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 1.29% versus the three month USD-LIBOR-BBA
maturing December 2016.	19,496,628	Dec-11/1.29	81,301

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 1.29% versus the three month USD-LIBOR-BBA
maturing December 2016.	19,496,628	Dec-11/1.29	153,438

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 2.225% versus
the three month USD-LIBOR-BBA maturing
December 2016.	8,390,737	Dec-11/2.225	503

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.225% versus the
three month USD-LIBOR-BBA maturing
December 2016.	8,390,737	Dec-11/2.225	354,341

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $52,735,681) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 2.24% versus
the three month USD-LIBOR-BBA maturing
December 2016.	397,501	Dec-11/2.24	$20

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.24% versus the
three month USD-LIBOR-BBA maturing
December 2016.	397,501	Dec-11/2.24	17,100

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 1.26% versus the three month USD-LIBOR-BBA
maturing November 2016.	1,540,026	Nov-11/1.26	3,465

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 1.26% versus the three month USD-LIBOR-BBA
maturing November 2016.	1,540,026	Nov-11/1.26	9,102

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.11% versus the
three month USD-LIBOR-BBA maturing June 2021.	11,141,576	May-16/5.11	203,445

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 4.86% versus the three month USD-LIBOR-BBA
maturing June 2021.	10,969,952	May-16/4.86	222,624

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.11% versus the
three month USD-LIBOR-BBA maturing June 2021.	11,141,576	May-16/4.11	658,790

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing June 2021.	10,969,952	May-16/4.36	734,197

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.60% versus the
three month USD-LIBOR-BBA maturing June 2021.	10,915,355	May-16/4.60	816,283

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 4.60% versus
the three month USD-LIBOR-BBA maturing June 2021.	10,915,355	May-16/4.60	248,870

Option on an interest rate swap with Deutsche Bank
AG for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
May 2021.	21,482,482	May-16/4.765	451,476

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.765% versus
the three month USD-LIBOR-BBA maturing May 2021.	21,482,482	May-16/4.765	1,731,595

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.7575% versus the three month USD-LIBOR-BBA
maturing May 2021.	9,302,123	May-16/4.7575	195,279

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA maturing
May 2021.	14,205,307	May-16/4.745	299,874

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $52,735,681) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 2021.	35,513,269	May-16/4.77	$741,517

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
4.7575% versus the three month USD-LIBOR-BBA
maturing May 2021.	9,302,123	May-16/4.7575	748,598

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA maturing
May 2021.	14,205,307	May-16/4.745	1,137,078

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 2021.	35,513,269	May-16/4.77	2,873,240

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 2.31% versus the three month USD-LIBOR-BBA
maturing November 2016.	4,505,805	Nov-11/2.31	45

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.31% versus the three month USD-LIBOR-BBA
maturing November 2016.	4,505,805	Nov-11/2.31	211,548

Total			$63,050,910

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$91,886,600	$10,561	7/8/13	0.68%	3 month USD-
				LIBOR-BBA	$(373,184)

19,463,700	—	9/23/13	3 month USD-
			LIBOR-BBA	0.45%	(36,401)

21,494,000	—	9/26/13	3 month USD-
			LIBOR-BBA	0.5075%	(16,221)

2,773,000	—	9/30/21	3 month USD-
			LIBOR-BBA	2.1825%	(30,082)

33,088,000	—	10/3/13	3 month USD-
			LIBOR-BBA	0.54875%	(428)

22,564,000	—	10/5/13	3 month USD-
			LIBOR-BBA	0.597%	20,713

2,609,000	—	10/11/21	3 month USD-
			LIBOR-BBA	2.18%	(31,587)

12,225,000	—	10/11/21	3 month USD-
			LIBOR-BBA	2.3%	(13,574)

5,982,000	—	10/11/21	3 month USD-
			LIBOR-BBA	2.245%	(36,795)

4,374,000	—	8/2/21	2.97236%	3 month USD-
				LIBOR-BBA	(292,544)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A. cont.
	$3,717,000	$—	10/14/26	2.74%	3 month USD-
					LIBOR-BBA	$(10,904)

	8,988,000	—	8/9/13	0.553%	3 month USD-
					LIBOR-BBA	(5,994)

	50,998,000	(76,350)	2/7/15	1.891%	3 month USD-
					LIBOR-BBA	(2,083,465)

AUD	2,140,000	—	4/18/21	6.10%	6 month AUD-
					BBR-BBSW	(172,229)

CAD	1,320,000	—	9/14/21	2.4075%	3 month CAD-
					BA-CDOR	19,976

CAD	1,718,000	—	10/6/21	3 month CAD-
				BA-CDOR	2.445%	(22,644)

CAD	2,280,000	—	10/31/21	2.64%	3 month CAD-
					BA-CDOR	(5,918)

EUR	14,000,000	—	6/14/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.711561%	371,839

GBP	753,000	—	10/11/21	2.76%	6 month GBP-
					LIBOR-BBA	(7,969)

JPY	763,000,000	—	9/21/21	0.98375%	6 month JPY-
					LIBOR-BBA	26,456

JPY	283,000,000	—	10/6/21	6 month JPY-
				LIBOR-BBA	0.98625%	(11,482)

JPY	315,000,000	—	10/13/21	0.9925%	6 month JPY-
					LIBOR-BBA	16,409

Barclays Bank PLC
	$10,282,665	93,058	9/8/16	2.065%	3 month USD-
					LIBOR-BBA	(325,927)

	3,351,000	—	9/15/20	2.032%	3 month USD-
					LIBOR-BBA	34,035

	15,216,500	—	9/19/20	2.12%	3 month USD-
					LIBOR-BBA	48,464

	20,595,500	—	9/19/13	3 month USD-
				LIBOR-BBA	0.51%	(13,044)

	4,367,000	—	9/19/41	3 month USD-
				LIBOR-BBA	3.035%	72,722

	12,615,000	—	9/20/20	2.136%	3 month USD-
					LIBOR-BBA	23,933

	16,252,200	—	9/21/13	3 month USD-
				LIBOR-BBA	0.4925%	(16,484)

	33,013,700	—	9/22/13	0.4775%	3 month USD-
					LIBOR-BBA	43,814

	12,382,000	—	9/22/21	3 month USD-
				LIBOR-BBA	2.18%	(129,426)

	4,911,000	—	9/22/41	2.975%	3 month USD-
					LIBOR-BBA	(20,520)

	21,494,000	—	9/26/13	3 month USD-
				LIBOR-BBA	0.50625%	(16,892)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
$21,463,000	$—	9/27/13	3 month USD-
			LIBOR-BBA	0.5175%	$(12,265)

5,293,000	—	9/28/21	3 month USD-
			LIBOR-BBA	2.041%	(125,506)

82,956,000	—	9/28/13	3 month USD-
			LIBOR-BBA	0.511043%	(60,074)

80,483,400	15,177	6/17/13	0.64%	3 month USD-
				LIBOR-BBA	(271,658)

6,451,000	—	9/29/41	3 month USD-
			LIBOR-BBA	2.857%	(131,441)

3,353,000	—	9/29/21	3 month USD-
			LIBOR-BBA	2.155%	(44,760)

30,476,000	—	9/30/13	3 month USD-
			LIBOR-BBA	0.53%	(10,704)

4,049,000	—	9/30/21	2.165%	3 month USD-
				LIBOR-BBA	50,423

974,000	—	9/30/16	3 month USD-
			LIBOR-BBA	1.25625%	(239)

4,400,000	—	6/20/41	3.91625%	3 month USD-
				LIBOR-BBA	(903,808)

1,746,000	—	10/3/41	2.8175%	3 month USD-
				LIBOR-BBA	50,212

11,022,000	—	10/3/13	3 month USD-
			LIBOR-BBA	0.543%	(1,404)

2,662,000	—	10/4/21	2.089%	3 month USD-
				LIBOR-BBA	52,746

6,772,000	—	10/6/21	1.999%	3 month USD-
				LIBOR-BBA	191,220

21,300,000	—	6/27/41	3 month USD-
			LIBOR-BBA	3.88882%	4,241,780

5,002,000	—	6/28/41	3.885%	3 month USD-
				LIBOR-BBA	(991,752)

2,710,000	—	6/28/41	3 month USD-
			LIBOR-BBA	3.88%	534,531

8,440,000	—	6/29/41	3 month USD-
			LIBOR-BBA	3.85488%	1,623,341

5,600,000	—	6/30/41	3 month USD-
			LIBOR-BBA	3.92%	1,152,021

22,269,000	—	7/8/13	0.6775%	3 month USD-
				LIBOR-BBA	(91,936)

1,976,000 E	—	4/11/22	2.265%	3 month USD-
				LIBOR-BBA	37,544

1,455,885	—	10/7/18	1.73%	3 month USD-
				LIBOR-BBA	8,259

154,599,000	—	10/7/13	3 month USD-
			LIBOR-BBA	0.636%	(257,810)

29,072,000	—	10/7/21	2.11%	3 month USD-
				LIBOR-BBA	527,649

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
$1,187,000	$—	10/7/41	3 month USD-
			LIBOR-BBA	2.668%	$(70,636)

2,826,000 E	—	4/12/22	3 month USD-
			LIBOR-BBA	2.4275%	(12,378)

1,232,000	—	10/24/13	0.648%	3 month USD-
				LIBOR-BBA	(2,111)

4,833,000	—	10/24/21	2.363%	3 month USD-
				LIBOR-BBA	(17,143)

3,154,000	—	10/25/21	2.385%	3 month USD-
				LIBOR-BBA	(17,335)

7,683,000	—	10/27/13	0.64625%	3 month USD-
				LIBOR-BBA	(12,548)

29,324,000	—	7/12/13	3 month USD-
			LIBOR-BBA	0.7225%	145,699

604,000	—	7/12/41	3 month USD-
			LIBOR-BBA	4.0825%	143,427

13,662,000	—	7/13/20	3 month USD-
			LIBOR-BBA	2.93%	976,289

38,665,000	—	7/13/13	0.645%	3 month USD-
				LIBOR-BBA	(132,049)

5,800,000	—	7/14/41	3.88%	3 month USD-
				LIBOR-BBA	(1,135,360)

5,636,000	—	7/20/13	0.66%	3 month USD-
				LIBOR-BBA	(20,601)

385,000	—	7/20/41	3 month USD-
			LIBOR-BBA	3.888%	75,792

7,334,233	(112,947)	9/21/21	3 month USD-
			LIBOR-BBA	3.14%	456,831

8,692,424	(165,589)	10/21/21	3 month USD-
			LIBOR-BBA	3.17%	509,852

8,486,600	10,941	3/30/31	3 month USD-
			LIBOR-BBA	4.17%	1,751,400

2,955,000	—	7/25/41	3 month USD-
			LIBOR-BBA	3.97%	629,992

23,095,000	—	7/28/13	3 month USD-
			LIBOR-BBA	0.635%	71,207

2,720,000	—	7/28/41	3 month USD-
			LIBOR-BBA	3.9675%	577,761

14,360,000	—	8/2/13	0.6425%	3 month USD-
				LIBOR-BBA	(36,655)

4,342,000	—	8/2/41	3.8925%	3 month USD-
				LIBOR-BBA	(850,803)

10,582,000	—	8/3/13	0.5875%	3 month USD-
				LIBOR-BBA	(15,270)

6,813,000	—	8/3/41	3.83375%	3 month USD-
				LIBOR-BBA	(1,252,627)

5,372,000	—	8/4/41	3.6108%	3 month USD-
				LIBOR-BBA	(741,778)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
$14,580,000	$—	8/5/13	0.576%	3 month USD-
				LIBOR-BBA	$(17,207)

2,444,000	—	8/5/13	0.57125%	3 month USD-
				LIBOR-BBA	(2,661)

2,457,000	—	8/5/41	3 month USD-
			LIBOR-BBA	3.58%	323,554

19,869,000	—	10/28/13	0.62875%	3 month USD-
				LIBOR-BBA	(24,495)

3,022,000	—	10/28/41	2.9525%	3 month USD-
				LIBOR-BBA	10,266

2,411,000	—	10/28/21	3 month USD-
			LIBOR-BBA	2.329%	(186)

90,508,700	—	10/31/17	1.74%	3 month USD-
				LIBOR-BBA	(753,766)

24,699,800	—	10/31/16	1.44%	3 month USD-
				LIBOR-BBA	(163,713)

23,152,100	—	10/31/41	3.13%	3 month USD-
				LIBOR-BBA	(769,069)

8,418,000	—	10/31/21	2.55%	3 month USD-
				LIBOR-BBA	(171,122)

1,858,000	—	10/31/41	3 month USD-
			LIBOR-BBA	3.2025%	89,106

3,132,000	—	11/2/41	3.052%	3 month USD-
				LIBOR-BBA	(52,461)

1,137,000	—	8/9/41	3.48375%	3 month USD-
				LIBOR-BBA	(126,948)

5,216,000	—	8/9/41	3 month USD-
			LIBOR-BBA	3.49%	589,020

591,000	—	8/9/41	3 month USD-
			LIBOR-BBA	3.575%	77,019

9,546,000	—	8/17/13	0.45%	3 month USD-
				LIBOR-BBA	14,041

3,220,000	—	8/17/41	3.343%	3 month USD-
				LIBOR-BBA	(264,574)

48,385,536	—	8/18/13	0.439%	3 month USD-
				LIBOR-BBA	82,249

84,181,927 E	—	3/21/13	3 month USD-
			LIBOR-BBA	0.44125%	(102,702)

4,469,000	—	8/31/21	2.348%	3 month USD-
				LIBOR-BBA	(31,942)

10,440,000	(59,769)	9/8/16	3 month USD-
			LIBOR-BBA	2.14%	403,946

12,000,000	—	8/31/21	2.407%	3 month USD-
				LIBOR-BBA	(150,909)

20,325,000	—	8/31/13	0.509%	3 month USD-
				LIBOR-BBA	8,690

4,581,000	—	9/1/21	2.355%	3 month USD-
				LIBOR-BBA	(33,961)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
	$15,320,000	$—	9/6/20	2.231%	3 month USD-
					LIBOR-BBA	$(110,829)

	1,015,000	—	9/6/41	3.2375%	3 month USD-
					LIBOR-BBA	(59,897)

	12,052,000	—	9/6/13	3 month USD-
				LIBOR-BBA	0.4925%	(10,266)

	35,399,000	—	9/6/13	3 month USD-
				LIBOR-BBA	0.48875%	(32,479)

	6,191,000	—	9/8/21	3 month USD-
				LIBOR-BBA	2.17%	(63,016)

	6,191,000	—	9/8/21	3 month USD-
				LIBOR-BBA	2.18%	(57,291)

	4,973,000	—	9/8/41	2.958%	3 month USD-
					LIBOR-BBA	(8,809)

	27,117,000	—	9/8/13	0.52875%	3 month USD-
					LIBOR-BBA	4,203

	15,692,000	—	9/8/21	3 month USD-
				LIBOR-BBA	2.186%	(136,601)

	2,098,000	—	9/12/20	2.032%	3 month USD-
					LIBOR-BBA	20,900

	29,128,000	—	9/13/13	0.52%	3 month USD-
					LIBOR-BBA	10,680

	10,913,000	—	9/13/21	2.145%	3 month USD-
					LIBOR-BBA	140,668

	2,259,000	—	9/13/41	2.975%	3 month USD-
					LIBOR-BBA	(11,016)

	4,842,000	—	9/15/13	3 month USD-
				LIBOR-BBA	0.5275%	(1,255)

AUD	4,290,000	—	10/13/21	5.0575%	6 month AUD-
					BBR-BBSW	16,355

AUD	7,310,000	—	3/21/16	5.57%	6 month AUD-
					BBR-BBSW	(307,021)

AUD	5,560,000	—	3/21/21	6 month AUD-
				BBR-BBSW	5.88%	362,450

AUD	3,410,000	—	4/21/21	6.0675%	6 month AUD-
					BBR-BBSW	(266,751)

EUR	25,100,000	—	6/15/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.67%	636,528

EUR	31,375,000	—	6/15/13	1.95%	3 month EUR-
					EURIBOR-
					REUTERS	(739,448)

EUR	2,544,000	—	9/29/21	6 month EUR-
				EURIBOR-
				REUTERS	2.532%	(9,542)

EUR	1,437,000	—	10/4/21	2.542%	6 month EUR-
					EURIBOR-
					REUTERS	4,260

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
EUR	2,002,000	$—	10/12/21	2.675%	6 month EUR-
					EURIBOR-
					REUTERS	$(25,513)

EUR	3,990,000	—	10/14/21	6 month EUR-
				EURIBOR-
				REUTERS	2.73%	77,035

GBP	3,924,000	—	9/26/21	6 month GBP-
				LIBOR-BBA	2.54%	(76,247)

GBP	882,000	—	10/3/21	2.5675%	6 month GBP-
					LIBOR-BBA	14,363

GBP	2,450,000	—	8/8/21	2.9785%	6 month GBP-
					LIBOR-BBA	(122,721)

GBP	1,086,000	—	8/15/31	3.6%	6 month GBP-
					LIBOR-BBA	(110,152)

GBP	3,700,000 E	—	2/3/31	6 month GBP-
				LIBOR-BBA	4.86%	329,290

Citibank, N.A.
	$4,121,000	—	9/23/13	3 month USD-
				LIBOR-BBA	0.459%	(6,967)

	1,966,000	—	9/23/21	3 month USD-
				LIBOR-BBA	2.136%	(28,646)

	5,432,000	—	9/30/18	1.73625%	3 month USD-
					LIBOR-BBA	24,349

	7,577,000	—	10/3/13	0.55625%	3 month USD-
					LIBOR-BBA	(999)

	5,864,000	—	10/3/20	3 month USD-
				LIBOR-BBA	2.04%	(64,874)

	5,284,250	—	10/3/21	2.159%	3 month USD-
					LIBOR-BBA	70,495

	297,000	—	10/3/41	3 month USD-
				LIBOR-BBA	2.804%	(9,358)

	1,121,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0625%	(20,503)

	2,826,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	(12,378)

	5,224,000	—	10/17/21	3 month USD-
				LIBOR-BBA	2.37%	24,990

	10,184,000	—	10/28/13	0.62875%	3 month USD-
					LIBOR-BBA	(12,555)

	1,273,000	—	8/8/41	3.5825%	3 month USD-
					LIBOR-BBA	(167,964)

	1,755,000	—	8/8/41	3.517%	3 month USD-
					LIBOR-BBA	(208,042)

	8,988,000	—	8/9/13	0.5525%	3 month USD-
					LIBOR-BBA	(6,064)

	37,827,100	77,543	8/25/20	3 month USD-
				LIBOR-BBA	2.1%	(23,414)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.
	$10,442,000	$26,764	8/25/21	3 month USD-
				LIBOR-BBA	2.24%	$114

SEK	8,980,200	—	10/3/21	2.555%	3 month SEK-
					STIBOR-SIDE	7,729

SEK	9,014,000	—	10/4/21	2.5%	3 month SEK-
					STIBOR-SIDE	14,399

SEK	27,082,000	—	7/8/16	3.275%	3 month SEK-
					STIBOR-SIDE	(211,343)

SEK	28,382,000	—	7/11/16	3.2825%	3 month SEK-
					STIBOR-SIDE	(222,179)

Credit Suisse International
	$2,033,000	—	9/16/21	3 month USD-
				LIBOR-BBA	2.20375%	(15,799)

	26,529,000	—	9/20/13	0.52125%	3 month USD-
					LIBOR-BBA	11,308

	23,672,800	—	9/21/13	0.5%	3 month USD-
					LIBOR-BBA	20,498

	1,630,000	—	9/22/21	2.15125%	3 month USD-
					LIBOR-BBA	21,327

	25,031,000	—	9/29/13	3 month USD-
				LIBOR-BBA	0.52375%	(11,996)

	8,209,600	—	10/3/20	3 month USD-
				LIBOR-BBA	2.055%	(80,548)

	7,397,950	—	10/3/21	2.172%	3 month USD-
					LIBOR-BBA	89,888

	15,800,000 E	—	3/21/13	1.15625%	3 month USD-
					LIBOR-BBA	(92,904)

	2,974,000	—	10/11/13	3 month USD-
				LIBOR-BBA	0.65375%	5,874

	2,826,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	(12,378)

	22,099,000	—	10/11/13	3 month USD-
				LIBOR-BBA	0.68%	55,018

	1,978,000	—	10/17/21	3 month USD-
				LIBOR-BBA	2.37%	9,462

	42,241,800	(8,642)	2/24/15	2.04%	3 month USD-
					LIBOR-BBA	(1,856,361)

	27,564,000	—	10/31/13	3 month USD-
				LIBOR-BBA	0.65%	46,255

	6,478,000	—	11/2/13	0.5825%	3 month USD-
					LIBOR-BBA	(2,073)

	13,140,000	—	11/2/13	0.56%	3 month USD-
					LIBOR-BBA	1,708

	10,225,000	—	8/8/13	3 month USD-
				LIBOR-BBA	0.57375%	11,317

	8,988,000	—	8/9/13	0.5525%	3 month USD-
					LIBOR-BBA	(6,064)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
	$1,250,000	$—	8/18/41	3 month USD-
				LIBOR-BBA	3.3688%	$109,189

	7,013,000	—	8/18/13	0.4385%	3 month USD-
					LIBOR-BBA	11,998

	2,811,000	—	8/23/14	3 month USD-
				LIBOR-BBA	0.633%	(1,921)

	796,000	—	8/24/41	3.0775%	3 month USD-
					LIBOR-BBA	(21,728)

	511,000	—	8/26/21	2.362%	3 month USD-
					LIBOR-BBA	(4,379)

	29,408,600	—	8/31/13	3 month USD-
				LIBOR-BBA	0.493%	(22,181)

	10,000,000	—	8/31/21	2.407%	3 month USD-
					LIBOR-BBA	(125,758)

	21,194,800	—	8/31/13	3 month USD-
				LIBOR-BBA	0.5125%	(7,667)

	13,011,300	—	8/31/21	2.43125%	3 month USD-
					LIBOR-BBA	(192,648)

	2,921,500	—	8/31/41	3 month USD-
				LIBOR-BBA	3.264%	192,568

	2,395,000	—	9/6/21	2.349%	3 month USD-
					LIBOR-BBA	(15,339)

	6,191,000	—	9/8/21	3 month USD-
				LIBOR-BBA	2.17%	(63,016)

	7,825,000	—	9/14/13	0.53875%	3 month USD-
					LIBOR-BBA	108

	3,929,000	—	9/14/41	2.944%	3 month USD-
					LIBOR-BBA	6,065

	75,053,800	5,352	5/27/13	0.72%	3 month USD-
					LIBOR-BBA	(396,317)

CHF	5,228,000	—	9/28/21	6 month CHF-
				LIBOR-BBA	1.405%	(40,525)

CHF	1,485,000	—	10/5/21	6 month CHF-
				LIBOR-BBA	1.44%	(5,552)

CHF	821,000	—	10/7/21	1.465%	6 month CHF-
					LIBOR-BBA	868

CHF	1,054,000	—	10/10/21	1.45%	6 month CHF-
					LIBOR-BBA	3,133

CHF	1,360,000	—	10/14/21	1.535%	6 month CHF-
					LIBOR-BBA	(7,544)

GBP	1,860,000	—	10/12/21	6 month GBP-
				LIBOR-BBA	2.7875%	26,846

GBP	2,451,000	—	8/15/21	6 month GBP-
				LIBOR-BBA	2.91%	96,282

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG
$1,066,000	$—	9/14/21	2.145%	3 month USD-
				LIBOR-BBA	$13,833

3,270,000	—	9/14/41	3 month USD-
			LIBOR-BBA	2.95%	(1,033)

8,234,000	—	9/19/14	3 month USD-
			LIBOR-BBA	0.6625%	(4,425)

16,315,000	—	9/27/18	3 month USD-
			LIBOR-BBA	1.515%	(312,422)

21,463,000	—	9/27/13	3 month USD-
			LIBOR-BBA	0.5175%	(12,265)

378,000	—	9/29/21	2.165%	3 month USD-
				LIBOR-BBA	4,699

2,773,000	—	9/30/21	3 month USD-
			LIBOR-BBA	2.1875%	(28,822)

9,382,400	—	10/3/20	3 month USD-
			LIBOR-BBA	2.034%	(108,533)

8,454,800	—	10/3/21	2.153%	3 month USD-
				LIBOR-BBA	117,481

3,547,000	—	10/4/13	3 month USD-
			LIBOR-BBA	0.56125%	780

3,183,000	—	10/4/14	3 month USD-
			LIBOR-BBA	0.7175%	2,031

56,952,600	—	10/7/14	3 month USD-
			LIBOR-BBA	0.792%	160,299

29,752,839	—	10/7/16	1.3045%	3 month USD-
				LIBOR-BBA	(47,999)

54,189,480	—	10/7/17	3 month USD-
			LIBOR-BBA	1.532%	(112,447)

567,000 E	—	10/7/21	3 month USD-
			LIBOR-BBA	3.0475%	(10,739)

37,968,400	—	10/7/14	3 month USD-
			LIBOR-BBA	0.787%	101,196

19,835,226	—	10/7/16	1.30125%	3 month USD-
				LIBOR-BBA	(28,783)

36,126,320	—	10/7/17	3 month USD-
			LIBOR-BBA	1.529%	(81,539)

8,750,835	—	10/7/16	1.303%	3 month USD-
				LIBOR-BBA	(13,409)

1,779,415	—	10/7/18	1.7265%	3 month USD-
				LIBOR-BBA	10,508

3,536,000	—	10/11/41	2.7725%	3 month USD-
				LIBOR-BBA	136,199

2,826,000 E	—	4/12/22	3 month USD-
			LIBOR-BBA	2.4275%	(12,378)

2,295,000 E	—	4/13/22	3 month USD-
			LIBOR-BBA	2.498%	4,406

2,883,000	—	10/14/41	3 month USD-
			LIBOR-BBA	2.94375%	(11,158)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
$35,330,000	$—	10/31/13	3 month USD-
			LIBOR-BBA	0.6505%	$59,641

37,383,000	—	11/1/21	2.525%	3 month USD-
				LIBOR-BBA	(662,801)

53,356,000	—	11/1/13	3 month USD-
			LIBOR-BBA	0.615%	52,289

23,096,000	—	11/1/41	3 month USD-
			LIBOR-BBA	3.19125%	1,042,553

6,054,000	3,231	7/18/14	3 month USD-
			LIBOR-BBA	0.96%	67,883

45,766,000	—	7/27/13	0.6325%	3 month USD-
				LIBOR-BBA	(139,261)

2,613,000	—	7/27/41	3.95%	3 month USD-
				LIBOR-BBA	(545,922)

8,988,000	—	8/9/13	0.5525%	3 month USD-
				LIBOR-BBA	(6,064)

41,299,600	—	8/12/16	3 month USD-
			LIBOR-BBA	1.255%	126,899

5,548,000	—	11/2/21	2.365%	3 month USD-
				LIBOR-BBA	(16,755)

6,689,400	—	8/12/41	3.32%	3 month USD-
				LIBOR-BBA	(520,998)

17,374,000	—	8/15/41	3.300791%	3 month USD-
				LIBOR-BBA	(1,280,434)

803,100	—	8/16/41	3.36%	3 month USD-
				LIBOR-BBA	(68,841)

7,504,500	—	8/17/18	1.84%	3 month USD-
				LIBOR-BBA	(45,150)

3,071,000	—	8/18/41	3.37%	3 month USD-
				LIBOR-BBA	(269,031)

8,690,800	—	8/24/16	1.23%	3 month USD-
				LIBOR-BBA	(8,586)

14,585,300	—	8/24/21	2.271%	3 month USD-
				LIBOR-BBA	(5,767)

9,365,600	—	8/24/41	3 month USD-
			LIBOR-BBA	3.081%	262,358

65,243,300	—	8/30/13	3 month USD-
			LIBOR-BBA	0.5075%	(30,822)

32,468,000	—	8/30/21	2.4075%	3 month USD-
				LIBOR-BBA	(401,767)

13,375,400	—	8/30/41	3 month USD-
			LIBOR-BBA	3.2425%	811,966

73,436,000	(12,975)	5/13/13	0.75%	3 month USD-
				LIBOR-BBA	(460,197)

32,994,900	—	8/31/13	3 month USD-
			LIBOR-BBA	0.4925%	(24,913)

11,000,000	—	8/31/21	2.407%	3 month USD-
				LIBOR-BBA	(138,333)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
	$21,137,500	$—	9/12/13	3 month USD-
				LIBOR-BBA	0.5%	$(16,007)

	6,694,000	—	9/12/21	3 month USD-
				LIBOR-BBA	2.2125%	(44,424)

	4,860,200	—	9/12/41	3.065%	3 month USD-
					LIBOR-BBA	(113,359)

	4,669,000	—	9/14/16	1.175%	3 month USD-
					LIBOR-BBA	14,722

	15,522,020	(496,705)	8/25/41	3 month USD-
				LIBOR-BBA	4.09%	3,137,767

EUR	9,060,000	—	12/23/20	3.325%	6 month EUR-
					EURIBOR-
					REUTERS	(1,116,693)

KRW	2,959,000,000	—	8/16/16	3 month KRW-
				CD-KSDA-
				BLOOMBERG	3.42%	(14,626)

KRW	2,953,000,000	—	5/9/16	4.115%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(67,896)

KRW	2,953,000,000	—	4/22/16	4.135%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(66,693)

KRW	2,928,000,000	—	4/29/16	4.14%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(66,649)

Goldman Sachs International
	$15,216,500	—	9/19/20	2.13375%	3 month USD-
					LIBOR-BBA	31,026

	20,595,500	—	9/19/13	3 month USD-
				LIBOR-BBA	0.515%	(11,070)

	4,367,000	—	9/19/41	3 month USD-
				LIBOR-BBA	3.05%	86,074

	268,000	—	9/20/41	3 month USD-
				LIBOR-BBA	3.065%	6,081

	17,288,200	—	9/21/13	0.5%	3 month USD-
					LIBOR-BBA	14,970

	2,267,000	—	9/21/21	3 month USD-
				LIBOR-BBA	2.188%	(21,832)

	23,958,300	—	9/22/13	0.478%	3 month USD-
					LIBOR-BBA	31,544

	16,988,700	—	9/23/13	3 month USD-
				LIBOR-BBA	0.4525%	(31,048)

	17,320,000	—	9/26/13	3 month USD-
				LIBOR-BBA	0.50625%	(13,611)

	15,227,000	—	9/26/21	3 month USD-
				LIBOR-BBA	1.93875%	(501,778)

	18,113,280	(658,418)	9/29/41	3 month USD-
				LIBOR-BBA	3.99%	3,155,911

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
$9,022,000	$—	9/28/41	2.69625%	3 month USD-
				LIBOR-BBA	$478,988

23,878,000	—	9/28/13	3 month USD-
			LIBOR-BBA	0.5125%	(16,782)

400,000	—	9/29/41	3 month USD-
			LIBOR-BBA	2.87%	(7,089)

3,113,000	—	9/29/21	3 month USD-
			LIBOR-BBA	2.15125%	(42,594)

3,089,000	—	10/3/13	3 month USD-
			LIBOR-BBA	0.558%	538

574,000	—	10/7/14	3 month USD-
			LIBOR-BBA	0.7775%	1,368

4,420,000	—	10/11/21	3 month USD-
			LIBOR-BBA	2.16%	(61,607)

2,826,000 E	—	4/12/22	3 month USD-
			LIBOR-BBA	2.4275%	(12,378)

326,000	—	7/1/41	3 month USD-
			LIBOR-BBA	4.02625%	73,996

2,295,000 E	—	4/13/22	3 month USD-
			LIBOR-BBA	2.498%	4,406

5,304,000	—	10/14/21	3 month USD-
			LIBOR-BBA	2.3745%	29,071

1,637,000	—	10/17/13	0.65375%	3 month USD-
				LIBOR-BBA	(3,121)

2,256,000	—	10/17/21	2.365%	3 month USD-
				LIBOR-BBA	(9,750)

4,353,000	—	10/18/13	3 month USD-
			LIBOR-BBA	0.65875%	8,974

12,183,000	—	10/18/21	2.40125%	3 month USD-
				LIBOR-BBA	(101,152)

8,060,000	—	10/21/13	0.632%	3 month USD-
				LIBOR-BBA	(11,524)

1,405,000	—	10/21/21	2.36%	3 month USD-
				LIBOR-BBA	(4,987)

822,000	—	10/21/41	3 month USD-
			LIBOR-BBA	2.94125%	(4,027)

2,378,000	—	7/21/41	3.935%	3 month USD-
				LIBOR-BBA	(490,807)

1,118,000	—	7/21/13	3 month USD-
			LIBOR-BBA	0.665%	4,183

150,000	—	7/25/41	3.9325%	3 month USD-
				LIBOR-BBA	(30,826)

19,882,000	—	7/25/13	3 month USD-
			LIBOR-BBA	0.65625%	70,157

34,831,000	—	7/25/13	0.65625%	3 month USD-
				LIBOR-BBA	(122,907)

14,512,700 E	—	3/19/13	1.09375%	3 month USD-
				LIBOR-BBA	(76,337)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
$16,704,000	$—	7/25/21	3 month USD-
			LIBOR-BBA	3.127%	$1,377,200

58,112,000	—	7/26/13	3 month USD-
			LIBOR-BBA	0.63%	174,479

10,183,000	—	7/26/41	3 month USD-
			LIBOR-BBA	3.93625%	2,099,503

21,768,000	—	7/28/13	3 month USD-
			LIBOR-BBA	0.61875%	60,107

3,191,000	—	7/28/41	3.935%	3 month USD-
				LIBOR-BBA	(656,574)

2,206,000	—	8/2/41	3.8725%	3 month USD-
				LIBOR-BBA	(423,238)

2,648,000	—	8/2/41	3.81625%	3 month USD-
				LIBOR-BBA	(477,564)

8,661,900	—	10/25/21	2.39625%	3 month USD-
				LIBOR-BBA	(56,632)

6,468,000	—	10/26/13	0.64875%	3 month USD-
				LIBOR-BBA	(10,996)

3,074,000	—	10/26/21	3 month USD-
			LIBOR-BBA	2.3825%	15,926

6,132,000	—	10/26/41	3 month USD-
			LIBOR-BBA	3.005%	47,077

482,000	—	10/26/21	3 month USD-
			LIBOR-BBA	2.415%	3,931

1,852,000	—	10/26/41	3 month USD-
			LIBOR-BBA	3.0375%	26,450

427,000	—	10/27/21	3 month USD-
			LIBOR-BBA	2.435%	4,228

14,216,800	—	10/31/41	3.12%	3 month USD-
				LIBOR-BBA	(443,253)

6,620,300	—	10/31/41	3.10275%	3 month USD-
				LIBOR-BBA	(183,105)

1,909,000	—	8/3/41	3.754%	3 month USD-
				LIBOR-BBA	(319,783)

7,401,000	—	8/4/13	0.58875%	3 month USD-
				LIBOR-BBA	(10,724)

3,218,000	—	8/4/41	3.718%	3 month USD-
				LIBOR-BBA	(514,981)

1,880,000	—	8/4/41	3.711%	3 month USD-
				LIBOR-BBA	(298,176)

2,370,000	—	8/4/41	3 month USD-
			LIBOR-BBA	3.6225%	332,939

5,355,000	—	8/5/41	3.593%	3 month USD-
				LIBOR-BBA	(719,431)

1,137,000	—	8/9/41	3.48375%	3 month USD-
				LIBOR-BBA	(126,948)

886,000	—	8/9/41	3 month USD-
			LIBOR-BBA	3.54%	109,119

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
	$3,538,000	$—	8/10/41	3.435%	3 month USD-
					LIBOR-BBA	$(359,409)

	2,051,800	—	8/15/41	3.2475%	3 month USD-
					LIBOR-BBA	(128,844)

	5,557,100	—	8/15/41	3.365%	3 month USD-
					LIBOR-BBA	(482,544)

	2,360,000	—	8/18/21	2.3425%	3 month USD-
					LIBOR-BBA	(17,700)

	23,580,000	—	8/24/16	1.235%	3 month USD-
					LIBOR-BBA	(29,175)

	12,420,000	—	8/24/21	3 month USD-
				LIBOR-BBA	2.2625%	(4,849)

	970,000	—	8/24/41	3.075%	3 month USD-
					LIBOR-BBA	(25,978)

	66,347,000	—	8/30/13	3 month USD-
				LIBOR-BBA	0.48375%	(63,162)

	10,000,000	—	8/31/21	2.407%	3 month USD-
					LIBOR-BBA	(125,758)

	11,384,000	—	9/1/20	2.225%	3 month USD-
					LIBOR-BBA	(82,155)

	15,343,000	—	9/1/13	3 month USD-
				LIBOR-BBA	0.4975%	(10,932)

	3,111,000	—	9/1/41	3 month USD-
				LIBOR-BBA	3.195%	157,800

	2,167,000	—	9/6/21	2.2575%	3 month USD-
					LIBOR-BBA	4,324

	16,205,000	—	9/13/13	0.52125%	3 month USD-
					LIBOR-BBA	5,428

	4,041,000	—	9/13/41	3.023%	3 month USD-
					LIBOR-BBA	(59,284)

	2,852,000	—	9/13/21	3 month USD-
				LIBOR-BBA	2.16625%	(31,206)

EUR	10,740,000	—	6/21/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.632%	314,118

EUR	4,400,000	—	9/29/21	6 month EUR-
				EURIBOR-
				REUTERS	2.54%	(12,199)

EUR	9,100,000	—	9/29/21	6 month EUR-
				EURIBOR-
				REUTERS	2.54%	(25,230)

EUR	867,000	—	10/6/21	2.439%	6 month EUR-
					EURIBOR-
					REUTERS	13,721

EUR	18,480,000	—	5/26/13	2.224%	6 month EUR-
					EURIBOR-
					REUTERS	(342,393)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
GBP	2,102,000 E	$—	9/22/31	6 month GBP-
				LIBOR-BBA	4.06%	$18,352

GBP	1,086,000	—	9/23/31	6 month GBP-
				LIBOR-BBA	3.1175%	(23,057)

GBP	1,986,000 E	—	9/23/31	3.99%	6 month GBP-
					LIBOR-BBA	(3,449)

GBP	686,000	—	10/6/21	2.525%	6 month GBP-
					LIBOR-BBA	16,632

GBP	1,908,000 E	—	8/9/31	4.605%	6 month GBP-
					LIBOR-BBA	(120,567)

GBP	1,908,000 E	—	8/10/31	4.5175%	6 month GBP-
					LIBOR-BBA	(103,755)

KRW	5,146,000,000	—	9/19/16	3.395%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	30,759

KRW	6,938,000,000	—	7/11/16	4.035%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(136,546)

KRW	2,830,000,000	—	4/21/16	4.12%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(62,405)

KRW	6,175,918,000	—	8/2/16	3 month KRW-
				CD-KSDA-
				BLOOMBERG	3.845%	78,723

SEK	5,980,000	—	9/9/21	2.65%	3 month SEK-
					STIBOR-SIDE	(2,627)

JPMorgan Chase Bank, N.A.
	$5,322,600	—	3/9/26	3 month USD-
				LIBOR-BBA	4.07%	927,160

	31,600,000 E	—	3/21/13	1.1685%	3 month USD-
					LIBOR-BBA	(189,600)

	21,700,000 E	—	3/22/13	1.185%	3 month USD-
					LIBOR-BBA	(133,889)

	7,101,000	—	9/27/13	3 month USD-
				LIBOR-BBA	0.51375%	(4,580)

	21,463,000	—	9/27/13	3 month USD-
				LIBOR-BBA	0.5175%	(12,265)

	6,185,000	(207,198)	9/8/41	3 month USD-
				LIBOR-BBA	4.0275%	1,154,343

	23,447,200	—	7/11/13	0.715%	3 month USD-
					LIBOR-BBA	(113,170)

	8,695,000	—	7/19/21	3.074%	3 month USD-
					LIBOR-BBA	(679,281)

	6,466,000	—	9/29/21	3 month USD-
				LIBOR-BBA	2.18%	(71,495)

	2,750,000	—	9/30/21	3 month USD-
				LIBOR-BBA	2.203%	(24,669)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
$5,222,000	$—	10/3/21	3 month USD-
			LIBOR-BBA	2.184%	$(57,709)

2,591,000	—	10/4/41	2.75%	3 month USD-
				LIBOR-BBA	110,321

13,190,000	—	10/4/13	3 month USD-
			LIBOR-BBA	0.58%	7,833

5,503,000	—	10/7/21	3 month USD-
			LIBOR-BBA	2.068%	(121,054)

7,037,000	—	10/11/21	3 month USD-
			LIBOR-BBA	2.2395%	(46,824)

2,826,000 E	—	4/12/22	3 month USD-
			LIBOR-BBA	2.4275%	(12,378)

1,471,000	—	10/14/13	0.677%	3 month USD-
				LIBOR-BBA	(3,515)

3,246,000	—	10/17/21	3 month USD-
			LIBOR-BBA	2.37%	15,528

10,035,900	—	10/19/21	3 month USD-
			LIBOR-BBA	2.387%	62,214

6,620,300	—	10/31/41	3.235%	3 month USD-
				LIBOR-BBA	(361,323)

7,092,900	—	11/1/21	2.445%	3 month USD-
				LIBOR-BBA	(73,837)

56,571,000	—	11/2/13	0.5925%	3 month USD-
				LIBOR-BBA	(29,417)

1,463,000	—	8/8/41	3.466%	3 month USD-
				LIBOR-BBA	(158,158)

877,000	—	8/8/41	3.4275%	3 month USD-
				LIBOR-BBA	(87,898)

863,000	—	8/9/41	3.485%	3 month USD-
				LIBOR-BBA	(96,573)

13,259,000	—	8/19/13	0.4475%	3 month USD-
				LIBOR-BBA	20,329

3,188,000	—	8/19/41	3.299%	3 month USD-
				LIBOR-BBA	(232,723)

48,756,000	(34,815)	8/19/16	3 month USD-
			LIBOR-BBA	1.19%	(64,469)

3,974,000	—	8/23/41	3.088%	3 month USD-
				LIBOR-BBA	(117,367)

10,857,000	—	8/23/13	3 month USD-
			LIBOR-BBA	0.485%	(9,044)

16,155,000	—	8/23/21	3 month USD-
			LIBOR-BBA	2.243%	(33,641)

2,205,000	—	8/30/21	3 month USD-
			LIBOR-BBA	2.4225%	30,317

26,395,900	—	8/31/13	3 month USD-
			LIBOR-BBA	0.5%	(16,169)

24,498,000	—	9/2/13	0.486%	3 month USD-
				LIBOR-BBA	23,245

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
	$1,697,000	$—	9/2/41	3.187%	3 month USD-
					LIBOR-BBA	$(83,166)

	14,394,000	—	9/2/21	3 month USD-
				LIBOR-BBA	2.35%	98,830

	17,125,000	—	9/14/21	3 month USD-
				LIBOR-BBA	2.124%	(255,234)

	435,000	—	9/14/13	0.535%	3 month USD-
					LIBOR-BBA	39

	19,314,000	—	9/14/21	2.1575%	3 month USD-
					LIBOR-BBA	228,493

	2,901,000	—	9/15/41	2.984%	3 month USD-
					LIBOR-BBA	(18,972)

	5,075,000	—	9/19/21	3 month USD-
				LIBOR-BBA	2.266%	(11,899)

	4,615,000	—	9/19/16	3 month USD-
				LIBOR-BBA	1.231%	(3,517)

CAD	5,070,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	86,789

CAD	8,310,000	—	9/21/21	3 month CAD-
				BA-CDOR	2.3911%	(142,252)

CAD	1,460,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	24,992

CAD	1,992,000	—	9/27/21	3 month CAD-
				BA-CDOR	2.415%	(30,559)

CAD	2,286,000	—	10/7/21	3 month CAD-
				BA-CDOR	2.5125%	(16,579)

CAD	2,399,000	—	10/14/21	3 month CAD-
				BA-CDOR	2.6575%	12,855

EUR	25,100,000	—	6/13/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.74%	686,693

EUR	25,100,000	—	6/13/13	1.9865%	3 month EUR-
					EURIBOR-
					REUTERS	(615,248)

GBP	968,000	—	10/14/21	2.812%	6 month GBP-
					LIBOR-BBA	(17,142)

JPY	244,000,000	—	2/22/21	1.36375%	6 month JPY-
					LIBOR-BBA	(126,996)

JPY	447,200,000	—	5/25/15	0.674375%	6 month JPY-
					LIBOR-BBA	(65,935)

JPY	445,960,000	—	9/16/15	6 month JPY-
				LIBOR-BBA	0.59125%	42,579

JPY	24,900,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	8,743

JPY	33,500,000 E	—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	(3,702)

JPY	280,000,000	—	9/12/21	1.02375%	6 month JPY-
					LIBOR-BBA	(6,256)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

UBS, AG
AUD	5,254,000	$—	9/27/21	6 month AUD-
				BBR-BBSW	4.79%	$(132,334)

AUD	4,695,000	—	9/27/16	4.46%	6 month AUD-
					BBR-BBSW	44,051

CHF	25,006,000	—	5/23/13	0.7625%	6 month CHF-
					LIBOR-BBA	(361,505)

Total						$(2,153,345)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/11

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
baskets	208,670	$—	7/30/12	3 month USD-	A basket (GDX)	$(344,306)
				LIBOR-BBA	of common stocks

Barclays Bank PLC
	$746,590	—	1/12/40	5.00% (1 month	Synthetic MBX	5,245
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	2,332,446	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(6,917)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	2,360,281	—	1/12/40	4.50% (1 month	Synthetic MBX	14,489
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	5,278,498	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(15,654)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	3,450,704	—	1/12/40	5.00% (1 month	Synthetic MBX	24,240
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	2,597,106	—	1/12/41	5.00% (1 month	Synthetic MBX	16,212
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	14,441,658	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(42,829)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	852,349	—	1/12/41	5.00% (1 month	Synthetic MBX	5,321
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$11,809,517	$—	1/12/208	(6.50%) 1 month	Synthetic MBX	$(35,023)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

8,549,908	—	1/12/41	5.00% (1 month	Synthetic MBX	53,371
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

3,540,503	—	1/12/40	4.00% (1 month	Synthetic MBX	17,488
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

414,109	—	1/12/40	4.00% (1 month	Synthetic TRS	1,837
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

2,180,000	—	4/7/16	(2.63%)	USA Non Revised	(39,323)
				Consumer Price
				Index-Urban (CPI-U)

4,261,743	—	1/12/41	5.00% (1 month	Synthetic MBX	26,603
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

13,364,007	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(39,633)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

8,399,770	—	1/12/40	4.00% (1 month	Synthetic MBX	41,491
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

10,958,234	—	1/12/40	4.50% (1 month	Synthetic MBX	67,270
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

2,337,613	—	1/12/41	4.50% (1 month	Synthetic MBX	15,809
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

9,571,833	—	1/12/40	4.50% (1 month	Synthetic MBX	58,759
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

7,785,000	—	1/12/40	4.50% (1 month	Synthetic MBX	47,790
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

20,540,747	—	1/12/41	5.00% (1 month	Synthetic MBX	155,550
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$5,016,071	$—	1/12/41	5.00% (1 month	Synthetic MBX	$31,837
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	654,142	—	1/12/40	5.00% (1 month	Synthetic MBX	4,595
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	2,122,109	—	1/12/40	5.00% (1 month	Synthetic MBX	14,907
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	1,538,704	—	1/12/40	5.00% (1 month	Synthetic MBX	10,809
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	3,259,680	—	1/12/38	(6.50%) 1 month	Synthetic TRS	29,643
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	8,844,129	—	1/12/38	(6.50%) 1 month	Synthetic TRS	80,428
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	7,608,064	—	1/12/41	5.00% (1 month	Synthetic TRS	23,431
				USD-LIBOR)	Index 5.00%
					30 year Ginnie
					Mae II pools

Citibank, N.A.
shares	24,719	—	9/26/12	3 month USD-	Netflix Inc.	1,195,663
				LIBOR-BBA
				minus 0.60%

	$2,074,616	—	1/12/41	5.00% (1 month	Synthetic MBX	12,950
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	7,237,584	—	1/12/40	5.00% (1 month	Synthetic TRS	48,342
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	1,014,295	—	1/12/41	5.00% (1 month	Synthetic MBX	6,331
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

baskets	666	—	4/11/12	(3 month USD-	A basket	2,676,764
				LIBOR-BBA plus	(CGPUTQL1)
				0.10%)	of common stocks

baskets	333,605	—	10/29/12	(3 month USD-	A basket	770,361
				LIBOR-BBA)	(CGPUTSB8)
					of common stocks

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A. cont.
units	14,852	$—	4/11/12	3 month USD-	Russell 2000	$(2,474,827)
				LIBOR-BBA	Total Return Index
				minus 0.05%

units	620	—	4/11/12	3 month USD-	Russell 2000	(103,080)
				LIBOR-BBA	Total Return Index
				minus 0.05%

units	217	—	4/11/12	3 month USD-	Russell 1000	(36,139)
				LIBOR-BBA	Total Return Index
				minus 0.05%

Credit Suisse International
	$1,704,697	—	1/12/41	5.00% (1 month	Synthetic MBX	10,641
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	4,859,841	—	1/12/40	5.00% (1 month	Synthetic TRS	32,460
				USD-LIBOR)	Index 6.50%
					30 year Fannie Mae
					pools

	3,282,616	—	1/12/40	5.00% (1 month	Synthetic TRS	21,925
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	2,377,434	—	1/12/40	5.00% (1 month	Synthetic TRS	15,880
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

Deutsche Bank AG
	7,707,851	—	1/12/39	(6.00%) 1 month	Synthetic TRS	64,877
				USD-LIBOR	Index 6.00%
					30 year Fannie Mae
					pools

	3,017,335	—	1/12/34	(5.00%) 1 month	Synthetic TRS	18,974
				USD-LIBOR	Index 5.00%
					30 year Fannie Mae
					pools

Goldman Sachs International
	1,240,000	—	3/1/16	2.47%	USA Non Revised	10,007
					Consumer Price
					Index-Urban (CPI-U)

	930,000	—	3/3/16	2.45%	USA Non Revised	6,575
					Consumer Price
					Index-Urban (CPI-U)

	2,251,905	—	1/12/41	5.00% (1 month	Synthetic MBX	14,057
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	3,017,335	—	1/12/34	5.00% (1 month	Synthetic TRS	(18,974)
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
EUR	5,855,000	$—	10/18/13	(1.7775%)	Eurostat Eurozone	$(14,664)
					HICP excluding
					tobacco

UBS, AG
baskets	390,904	—	10/22/12	(3 month USD-	A basket	2,781,033
				LIBOR-BBA plus	(UBSEMBSK)
				0.60%)	of common stocks

contracts	91,959	—	5/24/12	3 month USD-	MSCI Daily Total	(702,165)
				LIBOR-BBA	Return Net USD
				minus 0.35%	Index

shares	135,484	—	2/28/12	(3 month USD-	iShares MSCI	(137,534)
				LIBOR-BBA minus	Emerging Markets
				0.25%)	Index

Total						$4,422,897

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/11

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	$(3,383)	$380,000	12/20/19	(100 bp)	$51,630

Deutsche Bank AG
DJ CDX NA IG Series
17 Index	BBB+	1,226,844	62,200,000	12/20/16	100 bp	698,558

Total						$750,188

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2011. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$5,948,204	$—	$—

Capital goods	8,604,401	—	—

Communication services	6,919,158	—	—

Conglomerates	926,823	—	—

Consumer cyclicals	27,174,027	—	—

Consumer staples	22,926,893	—	—

Energy	22,662,264	344,834	—

Financials	26,525,377	—	—

Health care	21,453,225	—	—

Technology	38,600,859	—	—

Transportation	5,453,792	—	—

Utilities and power	7,798,564	—	—

Total common stocks	194,993,587	344,834	—

Asset-backed securities	—	19,689,518	—

Commodity linked notes	—	23,265,146	—

Corporate bonds and notes	—	130,234,529	—

Foreign government bonds and notes	—	12,385,868	—

Mortgage-backed securities	—	146,782,968	1,916,590

Purchased options outstanding	—	30,804,149	—

Senior loans	—	48,794,298	—

U.S. Government and agency mortgage obligations	—	101,781,502	—

Short-term investments	46,344,270	217,872,040	—

Totals by level	$241,337,857	$731,954,852	$1,916,590

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(659,130)	$—

Futures contracts	1,498,867	—	—

Written options	—	(63,050,910)	—

Interest rate swap contracts	—	(562,564)	—

Total return swap contracts	—	4,422,897	—

Credit default contracts	—	(473,273)	—

Totals by level	$1,498,867	$(60,322,980)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/11

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $923,180,312)	$928,865,029
Affiliated issuers (identified cost $46,344,270) (Notes 1 and 6)	46,344,270

Cash	54,476

Foreign currency (cost $17,196) (Note 1)	17,386

Dividends, interest and other receivables	4,029,767

Receivable for shares of the fund sold	4,006,561

Receivable for investments sold	14,928,438

Unrealized appreciation on swap contracts (Note 1)	46,347,868

Unrealized appreciation on forward currency contracts (Note 1)	3,960,660

Premium paid on swap contracts (Note 1)	1,836,791

Total assets	1,050,391,246

LIABILITIES

Payable for variation margin (Note 1)	39,834

Payable for investments purchased	9,377,503

Payable for purchases of delayed delivery securities (Note 1)	93,960,750

Payable for shares of the fund repurchased	5,486,153

Payable for compensation of Manager (Note 2)	343,403

Payable for investor servicing fees (Note 2)	135,203

Payable for custodian fees (Note 2)	42,504

Payable for Trustee compensation and expenses (Note 2)	17,936

Payable for administrative services (Note 2)	3,103

Payable for distribution fees (Note 2)	276,000

Written options outstanding, at value (premiums received $52,735,681) (Notes 1 and 3)	63,050,910

Premium received on swap contracts (Note 1)	1,469,471

Unrealized depreciation on forward currency contracts (Note 1)	4,619,790

Unrealized depreciation on swap contracts (Note 1)	43,328,128

Other accrued expenses	97,111

Total liabilities	222,247,799

Net assets	$828,143,447

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$818,799,899

Undistributed net investment income (Note 1)	14,086,683

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(3,989,345)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(753,790)

Total — Representing net assets applicable to capital shares outstanding	$828,143,447

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($411,424,240 divided by 37,789,286 shares)	$10.89

Offering price per class A share (100/94.25 of $10.89)*	$11.55

Net asset value and offering price per class B share ($33,913,808 divided by 3,153,439 shares)**	$10.75

Net asset value and offering price per class C share ($184,129,336 divided by 17,136,724 shares)**	$10.74

Net asset value and redemption price per class M share ($7,649,730 divided by 708,630 shares)	$10.80

Offering price per class M share (100/96.50 of $10.80)*	$11.19

Net asset value, offering price and redemption price per class R share
($1,432,283 divided by 132,306 shares)	$10.83

Net asset value, offering price and redemption price per class Y share
($189,594,050 divided by 17,333,459 shares)	$10.94

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 10/31/11

INVESTMENT INCOME

Interest (net of foreign tax of $17,201) (including interest income of $50,971 from
investments in affiliated issuers) (Note 6)	$25,659,919

Dividends (net of foreign tax of $3,181)	3,525,330

Total investment income	29,185,249

EXPENSES

Compensation of Manager (Note 2)	5,667,641

Investor servicing fees (Note 2)	1,607,364

Custodian fees (Note 2)	135,501

Trustee compensation and expenses (Note 2)	52,409

Administrative services (Note 2)	21,305

Distribution fees — Class A (Note 2)	947,976

Distribution fees — Class B (Note 2)	317,140

Distribution fees — Class C (Note 2)	1,634,881

Distribution fees — Class M (Note 2)	50,900

Distribution fees — Class R (Note 2)	6,368

Other	416,889

Fees waived and reimbursed by Manager (Note 2)	(945,028)

Total expenses	9,913,346

Expense reduction (Note 2)	(7,085)

Net expenses	9,906,261

Net investment income	19,278,988

Net realized gain on investments (Notes 1 and 3)	9,654,446

Net realized loss on swap contracts (Note 1)	(1,113,711)

Net realized loss on futures contracts (Note 1)	(11,000,018)

Net realized loss on foreign currency transactions (Note 1)	(6,880,269)

Net realized gain on written options (Notes 1 and 3)	4,393,219

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(871,395)

Net unrealized depreciation of investments, futures contracts, swap contracts and written
options during the year	(2,941,155)

Net loss on investments	(8,758,883)

Net increase in net assets resulting from operations	$10,520,105

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 10/31/11	Year ended 10/31/10

Operations:
Net investment income	$19,278,988	$11,988,941

Net realized gain (loss) on investments
and foreign currency transactions	(4,946,333)	516,146

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(3,812,550)	(1,374,095)

Net increase in net assets resulting from operations	10,520,105	11,130,992

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(7,064,890)	(1,493,271)

Class B	(446,932)	(99,701)

Class C	(2,229,946)	(450,322)

Class M	(99,258)	(27,344)

Class R	(21,612)	(4,668)

Class Y	(3,651,084)	(952,423)

Net realized short-term gain on investments

Class A	(1,368,234)	(540,984)

Class B	(119,800)	(54,902)

Class C	(592,366)	(211,344)

Class M	(24,807)	(11,407)

Class R	(4,522)	(1,706)

Class Y	(652,785)	(309,725)

From net realized long-term gain on investments
Class A	—	(471,559)

Class B	—	(47,856)

Class C	—	(184,223)

Class M	—	(9,944)

Class R	—	(1,487)

Class Y	—	(269,978)

Redemption fees (Note 1)	—	3,809

Increase from capital share transactions (Note 4)	184,645,931	402,883,119

Total increase in net assets	178,889,800	408,875,076

NET ASSETS

Beginning of year	649,253,647	240,378,571

End of year (including undistributed net investment income of
$14,086,683 and $9,333,510, respectively)	$828,143,447	$649,253,647

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
October 31, 2011	$10.93	.29	(.05)	.24	(.23)	(.05)	(.28)	—	$10.89	2.21	$411,424	1.16	2.68	144 [f]
October 31, 2010	10.78	.30	.04	.34	(.11)	(.08)	(.19)	— [e]	10.93	3.19	325,723	1.47	2.73	240 [f]
October 31, 2009†	10.00	.21	.57	.78	—	—	—	— [e]	10.78	7.80 *	115,989	1.28 *	1.96*	63 *

Class B
October 31, 2011	$10.81	.21	(.05)	.16	(.17)	(.05)	(.22)	—	$10.75	1.44	$33,914	1.91	1.94	144 [f]
October 31, 2010	10.71	.21	.05	.26	(.08)	(.08)	(.16)	— [e]	10.81	2.37	27,263	2.22	1.97	240 [f]
October 31, 2009†	10.00	.16	.55	.71	—	—	—	— [e]	10.71	7.10 *	12,283	1.92 *	1.48*	63 *

Class C
October 31, 2011	$10.80	.21	(.05)	.16	(.17)	(.05)	(.22)	—	$10.74	1.45	$184,129	1.91	1.91	144 [f]
October 31, 2010	10.72	.21	.04	.25	(.09)	(.08)	(.17)	— [e]	10.80	2.30	136,725	2.22	1.98	240 [f]
October 31, 2009†	10.00	.17	.55	.72	—	—	—	— [e]	10.72	7.20 *	42,453	1.92 *	1.59 *	63 *

Class M
October 31, 2011	$10.84	.24	(.05)	.19	(.18)	(.05)	(.23)	—	$10.80	1.75	$7,650	1.66	2.18	144 [f]
October 31, 2010	10.73	.24	.05	.29	(.10)	(.08)	(.18)	— [e]	10.84	2.69	6,270	1.97	2.22	240 [f]
October 31, 2009†	10.00	.20	.53	.73	—	—	—	— [e]	10.73	7.30 *	2,164	1.71 *	1.83*	63 *

Class R
October 31, 2011	$10.88	.26	(.05)	.21	(.21)	(.05)	(.26)	—	$10.83	1.95	$1,432	1.41	2.41	144 [f]
October 31, 2010	10.76	.27	.04	.31	(.11)	(.08)	(.19)	— [e]	10.88	2.91	979	1.72	2.47	240 [f]
October 31, 2009†	10.00	.22	.54	.76	—	—	—	— [e]	10.76	7.60 *	239	1.49 *	2.01 *	63 *

Class Y
October 31, 2011	$10.97	.32	(.05)	.27	(.25)	(.05)	(.30)	—	$10.94	2.49	$189,594.91		2.93	144 [f]
October 31, 2010	10.81	.32	.05	.37	(.13)	(.08)	(.21)	— [e]	10.97	3.40	152,292	1.22	2.97	240 [f]
October 31, 2009†	10.00	.27	.54	.81	—	—	—	— [e]	10.81	8.10 *	67,250	1.06 *	2.45 *	63 *

* Not annualized.

† For the period December 23, 2008 (commencement of operations) to October 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

October 31, 2011	0.12%

October 31, 2010	0.02

October 31, 2009	0.33

e Amount represents less than $0.01 per share.

f Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

98	99

Notes to financial statements 10/31/11

Note 1: Significant accounting policies

Putnam Absolute Return 500 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks to earn a positive total return that exceeds the rate of inflation by 500 basis points (or 5.00%), as reflected by the return of the Bank of America Merrill Lynch U.S. Treasury Bill Index over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund pursues a consistent absolute return by combining two independent investment strategies — a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from November 1, 2010 through October 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine

100

valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

C) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on

101

closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

E) Futures contracts The fund uses futures contracts to hedge interest rate risk, to gain exposure to interest rates, to hedge prepayment risk, to equitize cash and to manage exposure to market risk. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding number of contracts on futures contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

F) Options contracts The fund uses options contracts to hedge duration, convexity and prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned and to enhance the return on a security owned. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately 462,500,000 on purchased options contracts for the reporting period.

G) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $259,200,000 on forward currency contracts for the reporting period.

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H) Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets/countries and to gain exposure to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

I) Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $2,248,500,000 on interest rate swap contracts for the reporting period.

J) Credit default contracts The fund entered into credit default contracts to hedge market risk, to hedge credit risk and to gain exposure on individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are

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listed after the fund’s portfolio. The fund had an average notional amount of approximately $73,900,000 on credit default swap contracts for the reporting period.

K) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $8,033,658 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $39,677,661 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $53,107,507.

L) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

N) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

O) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust

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Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

P) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

At October 31, 2011, the fund had a capital loss carryover of $400,578 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on October 31, 2019.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, realized and unrealized gains and losses on certain futures contracts, income on swap contracts, interest only securities and redesignation of taxable income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $1,012,093 to decrease undistributed net investment income and $73,386 to increase paid-in-capital, with a decrease to accumulated net realized loss of $938,707.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$37,761,526
Unrealized depreciation	(33,645,607)

Net unrealized appreciation	4,115,919
Undistributed ordinary income	17,518,339
Capital loss carryforward	(400,578)
Cost for federal income tax purposes	$971,093,380

R) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of

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most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,
0.830%	of the next $5 billion,
0.780%	of the next $10 billion,
0.730%	of the next $10 billion,
0.680%	of the next $50 billion,
0.660%	of the next $50 billion,
0.650%	of the next $100 billion,
0.645%	of any excess thereafter.

Commencing with the fund’s thirteenth whole calendar month of operation (January 2010), the applicable base fee was increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Bank of America Merrill Lynch U.S. Treasury Bill Index plus 5.00% over the performance period. The maximum annualized performance adjustment rate is +/– 0.20%. The performance period is the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.73% of the fund’s average net assets before an increase of $102,614 (0.01% of the fund’s average net assets) based on performance.

Effective November 1, 2010, Putnam Management has agreed to limit the fund’s total expenses through June 30, 2012, to the extent that the total expenses of the fund (before performance adjustments to the fund’s management fee and excluding brokerage, interest, taxes, investment related expenses, extraordinary expenses, and payments under each fund’s distribution plans) will not exceed an annual rate of 0.90% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $945,028 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

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The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $6,338 under the expense offset arrangements and by $747 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $647, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $403,810 and $10,899 from the sale of class A and class M shares, respectively, and received $65,481 and $44,420 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,725 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $944,677,573 and $825,838,124, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

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Written option transactions during the reporting period are summarized as follows:

		Written	Written	Written	Written
		swap option	swap option	equity option	equity option
		contract	premiums	contract	premiums
		amounts	received	amounts	received

Written options outstanding at the	USD	227,516,360	$14,724,935	—	$—
beginning of the reporting period	CHF	—	—	—	—

Options opened	USD	1,020,700,476	39,178,705	16,353,350	9,485,860
	CHF	24,120,000	23,893	—	—

Options exercised	USD	(145,768,508)	(4,393,361)	—	—
	CHF	—	—	—	—

Options expired	USD	—	—	(12,439,969)	(3,808,743)
	CHF	—	—	—	—

Options closed	USD	—	—	(1,683,418)	(2,451,715)
	CHF	(24,120,000)	(23,893)	—	—

Written options outstanding at the	USD	1,102,448,328	$49,510,279	2,229,963	$3,225,402
end of the reporting period	CHF	—	—	—	—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/11		Year ended 10/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	19,519,606	$215,004,136	23,782,655	$257,645,023

Shares issued in connection with
reinvestment of distributions	690,043	7,431,759	203,279	2,191,347

	20,209,649	222,435,895	23,985,934	259,836,370

Shares repurchased	(12,231,198)	(134,271,641)	(4,932,352)	(53,502,498)

Net increase	7,978,451	$88,164,254	19,053,582	$206,333,872

	Year ended 10/31/11		Year ended 10/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	1,097,989	$11,999,588	1,711,509	$18,426,767

Shares issued in connection with
reinvestment of distributions	46,640	499,517	16,074	172,468

	1,144,629	12,499,105	1,727,583	18,599,235

Shares repurchased	(512,560)	(5,589,650)	(352,785)	(3,792,124)

Net increase	632,069	$6,909,455	1,374,798	$14,807,111

	Year ended 10/31/11		Year ended 10/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	8,196,949	$89,620,543	10,244,761	$110,203,936

Shares issued in connection with
reinvestment of distributions	205,067	2,194,212	59,111	633,664

	8,402,016	91,814,755	10,303,872	110,837,600

Shares repurchased	(3,919,849)	(42,603,443)	(1,610,361)	(17,307,019)

Net increase	4,482,167	$49,211,312	8,693,511	$93,530,581

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	Year ended 10/31/11		Year ended 10/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	303,817	$3,349,646	446,776	$4,817,868

Shares issued in connection with
reinvestment of distributions	11,298	121,227	4,293	46,062

	315,115	3,470,873	451,069	4,863,930

Shares repurchased	(185,041)	(2,011,915)	(74,124)	(799,777)

Net increase	130,074	$1,458,958	376,945	$4,064,153

	Year ended 10/31/11		Year ended 10/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	73,592	$805,264	81,330	$878,652

Shares issued in connection with
reinvestment of distributions	2,378	25,535	691	7,428

	75,970	830,799	82,021	886,080

Shares repurchased	(33,730)	(373,543)	(14,147)	(152,424)

Net increase	42,240	$457,256	67,874	$733,656

	Year ended 10/31/11		Year ended 10/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	11,396,701	$125,930,227	11,689,066	$127,134,411

Shares issued in connection with
reinvestment of distributions	284,580	3,073,465	115,412	1,245,298

	11,681,281	129,003,692	11,804,478	128,379,709

Shares repurchased	(8,231,820)	(90,558,996)	(4,141,700)	(44,965,963)

Net increase	3,449,461	$38,444,696	7,662,778	$83,413,746

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$55,013	Payables	$528,286

Foreign exchange
contracts	Receivables	3,960,660	Payables	4,619,790

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
	appreciation/		appreciation/
Equity contracts	(depreciation)	13,376,592*	(depreciation)	6,555,409*

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
	appreciation/		appreciation/
Interest rate contracts	(depreciation)	67,206,555*	(depreciation)	100,915,299*

Total		$84,598,820		$112,618,784

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

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The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$759,537	$759,537

Foreign exchange
contracts	—	—	(3,920,416)	—	(3,920,416)

Equity contracts	(3,651,597)	(5,857,919)	—	10,777,978	1,268,462

Interest rate contracts	(841,360)	(5,142,099)	—	(12,651,226)	(18,634,685)

Total	$(4,492,957)	$(11,000,018)	$(3,920,416)	$(1,113,711)	$(20,527,102)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$275,912	$275,912

Foreign exchange
contracts	—	—	(894,951)	—	(894,951)

Equity contracts	1,103,097	2,039,608	—	1,645,575	4,788,280

Interest rate contracts	(6,013,229)	2,788,982	—	4,000,061	775,814

Total	$(4,910,132)	$4,828,590	$(894,951)	$5,921,548	$4,945,055

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $50,971 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $692,548,668 and $702,452,217, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

110

Federal tax information (Unaudited)

The fund designated 12.86% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 14.37%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $13,356,279 of distributions paid as qualifying to be taxed as interest-related dividends, and no amount to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

111

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

112

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2011, there were 108 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

113

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

114

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

115

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Prior to June 16, 2011, this fund was known as
Conservative Fund	Putnam RetirementReady Maturity Fund.
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 2
Putnam Asset Allocation: Conservative Portfolio.	Retirement Income Fund Lifestyle 3
Dynamic Asset Allocation Growth Fund	Prior to June 16, 2011, this fund was known as
Prior to November 30, 2011, this fund was known as	Putnam Income Strategies Fund.
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

116

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Beth S. Mazor
Putnam Investment	Jameson A. Baxter, Chair	Vice President
Management, LLC	Ravi Akhoury
One Post Office Square	Barbara M. Baumann	Robert R. Leveille
Boston, MA 02109	Charles B. Curtis	Vice President and
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	John A. Hill
Putnam Investments Limited	Paul L. Joskow	Mark C. Trenchard
57–59 St James’s Street	Kenneth R. Leibler	Vice President and
London, England SW1A 1LD	Robert E. Patterson	BSA Compliance Officer
George Putnam, III
Investment Sub-Advisor	Robert L. Reynolds	Robert T. Burns
The Putnam Advisory	W. Thomas Stephens	Vice President and
Company, LLC		Chief Legal Officer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	James P. Pappas
	President	Vice President
Marketing Services
Putnam Retail Management	Jonathan S. Horwitz	Judith Cohen
One Post Office Square	Executive Vice President,	Vice President, Clerk and
Boston, MA 02109	Principal Executive	Assistant Treasurer
Officer, Treasurer and
Custodian	Compliance Liaison	Michael Higgins
State Street Bank		Vice President, Senior Associate
and Trust Company	Steven D. Krichmar	Treasurer and Assistant Clerk
Vice President and
Legal Counsel	Principal Financial Officer	Nancy E. Florek
Ropes & Gray LLP		Vice President, Assistant Clerk,
	Janet C. Smith	Assistant Treasurer and
Independent Registered	Vice President, Assistant	Proxy Manager
Public Accounting Firm	Treasurer and Principal
PricewaterhouseCoopers LLP	Accounting Officer	Susan G. Malloy
Vice President and
Assistant Treasurer

This report is for the information of shareholders of Putnam Absolute Return 500 Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

AN110
270985 12/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2011	$149,752	$--	$10,157	$ —
October 31, 2010	$118,268	$--	$8,489	$ —

For the fiscal years ended October 31, 2011 and October 31, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $187,539 and $408,142 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2011	$ —	$157,505	$ —	$ —

October 31, 2010	$ —	$243,601	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 29, 2011

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2011

Date of reporting period:	November 1, 2010 — October 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOLS
(CLASS A SHARES)

PDMAX

Putnam Absolute Return 700 Fund

Annual report
10 | 31 | 11

A world of investing.™

Putnam INVESTMENTS

ABSOLUTE RETURN FUNDS are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

Putnam
Absolute Return
700 Fund

Annual report
10 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	22

Federal tax information	109

About the Trustees	110

Officers	112

Consider these risks before investing: Our allocation of assets among permitted asset categories may hurt performance. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Our active trading strategy may lose money or not earn a return sufficient to cover associated trading and other costs. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. REITs involve the risks of real estate investing, including declining property values. Commodities involve the risks of changes in market, political, regulatory, and natural conditions. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Additional risks are listed in the fund’s prospectus.

Message from the Trustees

Dear Fellow Shareholder:

As we move toward the end of 2011, we have seen markets experience heightened levels of volatility because of global economic uncertainty. Following a solid October rebound, U.S. equity markets are holding on to modest gains.

Volatility will likely remain a dominant characteristic of the markets as the U.S. economy continues to battle high unemployment and a weak housing market, and Europe seeks a lasting resolution to its debt woes. While volatility is unsettling, long-term investors should understand that it has also created opportunities for active managers. Putnam’s team of investment professionals is working to identify attractive investments while also guarding against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994.

Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Absolute Return 700 Fund

# Pursuing positive returns with low volatility

Unlike more traditional funds, Putnam Absolute Return Funds pursue positive returns with less volatility over three years or more, and can take steps seeking to reduce specific risks. Freed from the constraints of a traditional benchmark, the 700 Fund can add diversification to a portfolio for investors looking for an alternative to traditional funds that focus on stocks.

**The fund's management team has an average of more than 20 years of experience.**

Jeffrey L. Knight, CFA, Portfolio Manager and Head of Global Asset Allocation, leads the fund and is backed by a seasoned team.

- 5 portfolio managers averaging 21 years in the investment industry
- Research of 14 global multi-asset specialists
- 5 years of experience managing absolute return strategies

2

## Absolute return funds can add investment flexibility to portfolios.

Absolute return funds can pursue a wide range of investments and strategies.

| | Absolute return funds | Traditional bond funds | Traditional balanced funds | U.S. stock funds | International stock funds |
|---|---|---|---|---|---|
| **Absolute flexibility** Free to change holdings rather than follow one market or asset class | ● | | | | |
| **Defines positive return targets** Pursues targeted returns above inflation over a full market cycle (three years or more) | ● | | | | |
| **Available strategies** | | | | | |
| U.S. bonds | ● | ● | ● | | |
| U.S. stocks | ● | | ● | ● | |
| Foreign bonds | ● | ● | ● | | |
| Foreign stocks | ● | | ● | | ● |
| Emerging markets | ● | | | | ● |
| Commodities | ● | | | | |
| Hedging strategies | ● | ● | | | ● |
| REITs | ● | | | | |
| Cash | ● | | | | |

All funds involve different levels of risk, have different fees and expenses, and have different objectives that you should consider before investing. See the funds' prospectus for complete details.

## The 700 Fund has been less volatile than stocks.

The fund has pursued active strategies to manage risk.

**Standard deviation of returns since fund inception 12/23/08–10/31/11**

T-bills
0.06%
Putnam Absolute Return 700 Fund
5.05%
Bonds
2.82%
Stocks
19.23%

Class A shares before sales charge. Stocks are represented by the S&P 500 Index, an unmanaged index of common stock performance. T-bills are represented by the BofA Merrill Lynch U.S. Treasury Bill Index, an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Bonds are represented by the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities. You cannot invest directly in an index.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

The fund is not expected to outperform during periods of market rallies.

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Interview with your fund’s portfolio manager

Jeffrey L. Knight, CFA

Market conditions deteriorated in the second half of the year. Could you provide an update?

After peaking in April, around the time of the fund’s semiannual report, markets declined on greater concerns about credit risk as GDP data suggested that the U.S. economic recovery was nearly stalling. The global economy also weakened. Japan’s natural disasters in March caused supply chain disruptions, and China slowed its economy to reduce inflation.

Macroeconomic forces caused a further lurch downward in the third quarter. July through September constituted the worst quarter for stocks and other “risk assets” since the financial crisis unraveled markets in 2008. S&P’s downgrade of U.S. Treasury debt, continued challenges in the European sovereign debt negotiations, and generally weaker-than-expected economic data poured fuel on the fire.

For the annual period as a whole, U.S. stocks had modest gains, while credit-sensitive bonds and global stocks retreated. It was definitely a time to protect portfolio value. While class A shares of the 700 Fund had a return before sales charge of 2.55%, lower than the previous fiscal year, we kept the fund moving toward its positive return target, and volatility remained within the guidelines that we set for the fund.

What strategies did you pursue in this context?

Looking at the portfolio from the highest level, you can see very broad diversification and a significant cash weighting as key strategies for protecting value and reducing volatility. We also break down our active, non-cash strategies into two main categories — directional strategies that are aligned with market movements, and non-directional strategies

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/11. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on pages 15 and 16.

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that we believe can produce returns independent of market direction. Examples of our directional strategies included positions in stocks, investment-grade corporate bonds, high-yield securities, as well as Treasuries and commodities. In addition, there were small allocations to emerging-market stocks and bonds.

Non-directional strategies included long-short equity positions, commodity roll-based strategies, and currency positioning. In a long-short combination, we hold stocks that we expect to appreciate paired with short positions on stocks we expect to decline in value. This helps to reduce the fund’s exposure to random market movements. The roll-based strategy

Allocations are represented as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

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is undertaken with commodity-linked notes, which are indexed to commodities futures contracts. The notes exploit the difference between a commodity’s current spot price, and its price in the futures market.

How did the strategies fare?

For the fiscal year as a whole, there were positive contributions from U.S. stock exposure and from high-yield securities. The fund held U.S. large-cap equities with “low beta” characteristics, which means below-average historic market risk, because research indicates that such stocks have performed better on a risk-adjusted basis. These holdings outperformed the broader markets during the period, though they retreated in the later months.

Commercial mortgage-backed securities also helped early in the year. In this sector the fund owns highly rated securities that are senior in the capital structure. Like equities, these securities also gave up ground toward the end of the period, when market exposure was detrimental.

In the later months of the period we saw a lot of the non-directional portfolio stabilizers come into play. Tail-risk hedging strategies were particularly helpful, and have many facets. The equity exposure is complemented by an option-based tail-risk management strategy. A group of low-beta equities was matched with a short position in equity index futures. Also, the fund held short positions in stocks we considered likely to fall in value, matched against a long position in equity index futures, which also helped to mute the impact of market direction.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/11. Short-term holdings and TBAs are excluded. Holdings will vary over time.

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What were some of the other types of tail-risk hedging?

The fund had some long positions in Treasuries, which rallied during the third-quarter downturn. We also held positions in credit default swaps on Belgian government bonds, a type of derivative that became more valuable as European sovereign risk mounted, but without direct exposure to the riskiest countries of Europe.

Equity index put options, a type of derivative that appreciates as market levels decline, helped performance in the aftermath of the August S&P decision to downgrade the U.S. credit rating. We were fortunate to have these positions already in place when the announcement came on a Friday evening after markets closed, because there was not time to establish a position on Monday morning when markets plunged immediately.

The currency strategy has been a detractor, mainly due to an overall short position on the euro, achieved with currency futures contracts, a type of derivative. The euro has remained surprisingly strong despite the eurozone debt crisis. However, we still consider currencies an attractive potential source of positive returns over the long term that we believe are uncorrelated with financial markets.

Can you talk more about the fund’s fixed-income positions?

Aside from corporate bonds, holdings in non-agency residential mortgage-backed securities [RMBS] and interest-only CMOs [CMO IOs] were part of our non-directional strategies. These securities are not correlated with the direction of traditional bond markets. Instead, RMBS are generally sensitive to credit or default risks, while CMO IOs are more sensitive to changes in prepayment rates.

After performing well early in the year, these positions hurt performance in the later months of the fiscal period. Although the fundamentals underpinning the RMBS market were fairly stable, RMBS sold off as investors lost their appetite for credit risk in the third quarter.

The CMO IOs were affected by some speculation over the period that the federal

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

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government was weighing the introduction of new initiatives to help homeowners refinance their mortgages. Near the end of the fiscal year, the Federal Housing Finance Agency announced modifications to the existing Home Affordable Refinance Program by allowing certain “underwater” borrowers who are current on their payments to refinance their loans at market rates. IO spreads widened sharply in the weeks leading up to the announcement, and our positions were hurt.

Are you still committed to these strategies, or have you introduced changes?

We have reduced risk exposures, but we continue to take a mix of risks in fixed-income sectors. RMBS in the fund generally are less sensitive to interest-rate changes, and offer cash flows at the top of the capital structure. While short-term volatility has pressured the sector, we continue to believe the longer-term return potential for these securities is compelling and not necessarily reliant on an improving housing market. As for CMO IOs, from a fundamental point of view, we believe that cash flows remain extremely attractive even if there is an uptick in prepayment rates.

It’s also important to remember that bonds mature at par value as long as there are no credit losses, and we do not anticipate any. The fund owns many securities nearing maturity in the next few years. While their prices have declined recently, their return expectations improved because they are poised to appreciate toward their par value.

How is the fund positioned in international markets?

With the prospect of a Greek default a distinct possibility and the fallout difficult to predict, we continue to have little to no exposure to eurozone sovereign debt. The fund has a small position in emerging-market bonds of Argentina and Ukraine.

What is your outlook, and where is the fund taking risk?

We maintain our belief that the most likely trajectory for the U.S. economy is one of continued slow growth over the near term. The major headwinds facing consumers earlier in the year — notably, high food and energy prices — have abated. In our view, the corporate sector also continues to have good prospects to remain in solid financial condition and appears unlikely to generate a raft of defaults. We believe that the Fed has demonstrated that it remains committed to preventing deflation, and this provides a reasonably supportive backdrop to markets. Washington has made little progress on the deficit, but debt reduction is high on the political agenda for 2012.

Unfortunately, Europe is entering recession and its severity is unclear. Fortunately, China is likely to avoid a hard landing, as some feared earlier this year. Nevertheless, the fund’s emerging-market exposure remains small.

While we do not find this a time to become more aggressive, our research efforts are biased toward finding ways to get more exposure to market direction. We expect that the current market downturn will give way to new opportunities.

Jeff, thanks for commenting on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

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Portfolio Manager Jeffrey L. Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA char-terholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your fund’s portfolio managers are James Fetch, Robert Kea, Robert Schoen, and Jason Vaillancourt.

IN THE NEWS

The U.S. unemployment picture, dim for many months, showed a glimmer of hope in October. The Labor Department reported that the private sector added 104,000 jobs, which was offset by the reduction of 24,000 government positions for a net increase of 80,000 jobs. The nation’s unemployment rate fell to 9%, the lowest since April. The U.S. economy has regained 2.3 million of the nearly 8.8 million jobs lost during the Great Recession. Employment gains in the private sector were achieved across a number of industries, including health care, manufacturing, mining, and professional services.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(12/23/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	19.52%	12.65%	16.83%	13.83%	16.94%	16.94%	17.47%	13.39%	18.22%	20.10%
Annual average	6.45	4.26	5.60	4.64	5.63	5.63	5.80	4.50	6.04	6.63

1 year	2.55	–3.36	1.84	–3.11	1.79	0.80	2.12	–1.45	2.26	2.75

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 10/31/11

	BofA (Bank of America)
	Merrill Lynch U.S.	Barclays Capital U.S.
	Treasury Bill Index	Aggregate Bond Index	S&P 500 Index

Life of fund	0.64%	20.82%	54.41%
Annual average	0.23	6.85	16.44

1 year	0.16	5.00	8.09

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

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Fund price and distribution information For the 12-month period ended 10/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.3385		$0.2775	$0.2725	$0.2785		$0.3245	$0.3615

Capital gains — Long-term	—		—	—	—		—	—

Capital gains — Short-term	0.0485		0.0485	0.0485	0.0485		0.0485	0.0485

Total	$0.3870		$0.3260	$0.3210	$0.3270		$0.3730	$0.4100

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

10/31/10	$11.45	$12.15	$11.31	$11.31	$11.32	$11.73	$11.37	$11.47

10/31/11	11.35	12.04	11.19	11.19	11.23	11.64	11.25	11.37

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $11,683 ($11,383 with contingent deferred sales charge). Class C shares would have been valued at $11,694, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,339. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,822 and $12,020 respectively.

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Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(12/23/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	16.05%	9.38%	13.59%	10.59%	13.71%	13.71%	14.13%	10.16%	14.86%	16.61%
Annual average	5.52	3.29	4.71	3.70	4.75	4.75	4.89	3.56	5.13	5.71

1 year	0.36	–5.39	–0.28	–5.12	–0.32	–1.29	–0.09	–3.60	0.14	0.65

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 10/31/10*†	1.39%	2.14%	2.14%	1.89%	1.64%	1.14%

Total annual operating expense for the fiscal year
ended 10/31/10†	1.64%	2.39%	2.39%	2.14%	1.89%	1.39%

Annualized expense ratio for the six-month period
ended 10/31/11‡	1.36%	2.11%	2.11%	1.86%	1.61%	1.11%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 2/29/12.

† Restated to reflect projected expenses under a management contract effective 2/1/10.

‡ For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2011, to October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.68	$10.34	$10.34	$9.13	$7.90	$5.46

Ending value (after expenses)	$949.00	$945.10	$945.10	$946.90	$947.00	$949.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2011, use the following calculation method. To find the value of your investment on May 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.92	$10.71	$10.71	$9.45	$8.19	$5.65

Ending value (after expenses)	$1,018.35	$1,014.57	$1,014.57	$1,015.83	$1,017.09	$1,019.61

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated

15

U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June  30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2011, Putnam employees had approximately $325,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2011. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing

17

management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. In addition, your fund’s new management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. To ensure that the performance comparison was being made over a reasonable period of time, your fund did not begin accruing performance adjustments until January 2010, by which time your fund had twelve months of operations based on which to determine performance adjustments. The Contract Committee observed that the complex-wide breakpoints of the open-end funds and your fund’s performance fee had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure and performance fee in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2010. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). In addition, effective November 1, 2010 through at least February 29, 2012, Putnam Management will waive fees (and, to the extent necessary, bear other expenses) to the extent that expenses of your fund (before any performance adjustment to the fund’s management fee and exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and

18

payments under the fund’s distribution plans) would exceed 1.10% of its average net assets. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 3rd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 5th quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The Trustees also considered that your fund ranked in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) on a pro forma basis, adjusted to reflect the impact of the 1.10% average net asset expense limitation discussed above. The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time. The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

19

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the absolute return of your fund, and your fund’s performance relative to its targeted annualized return. Putnam Absolute Return 700 Fund’s class A shares’ return net of fees and expenses was positive over the one-year period ended December  31, 2010, and lagged its targeted annualized return. The Trustees also considered that your fund seeks to earn its targeted annualized return over a reasonable period of time, generally at least three years or more. While your fund had not yet existed for three years, your fund’s annualized performance exceeded its targeted annualized return over the period from January  1, 2009, the start of the first month following the commencement of your fund’s operations, through December 31, 2010. (When considering performance information, shareholders should be mindful that past performance is not  a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their

20

continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

21

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Absolute Return 700 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Absolute Return 700 Fund (the “fund”) at October 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2011 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2011

23

The fund’s portfolio 10/31/11

COMMON STOCKS (27.1%)*	Shares	Value

Advertising and marketing services (0.1%)
Omnicon Group, Inc.	21,345	$949,426

		949,426
Aerospace and defense (0.8%)
Huntington Ingalls Industries, Inc. †	4,125	121,688

Lockheed Martin Corp.	26,423	2,005,506

Northrop Grumman Corp.	24,952	1,440,978

Raytheon Co.	33,116	1,463,396

Rockwell Collins, Inc.	19,278	1,076,291

		6,107,859
Airlines (0.2%)
Copa Holdings SA Class A (Panama)	8,911	615,483

Southwest Airlines Co.	89,360	764,028

		1,379,511
Banking (0.7%)
Bank of Hawaii Corp.	12,696	536,152

JPMorgan Chase & Co.	44,100	1,532,916

M&T Bank Corp.	14,769	1,124,069

New York Community Bancorp, Inc.	61,122	813,534

People’s United Financial, Inc.	65,167	830,879

		4,837,550
Beverage (0.4%)
Dr. Pepper Snapple Group, Inc.	75,500	2,827,475

		2,827,475
Biotechnology (0.4%)
Biogen Idec, Inc. †	16,608	1,932,507

Pharmaceutical Product Development, Inc.	26,758	882,746

		2,815,253
Broadcasting (0.1%)
Discovery Communications, Inc. Class A †	14,922	648,510

		648,510
Cable television (0.2%)
IAC/InterActiveCorp. †	27,927	1,140,259

		1,140,259
Chemicals (0.5%)
International Flavors & Fragrances, Inc.	10,677	646,599

PPG Industries, Inc.	12,412	1,072,521

Sherwin-Williams Co. (The)	10,182	842,153

Sigma-Aldrich Corp.	11,881	777,968

Valspar Corp.	14,952	521,376

		3,860,617
Commercial and consumer services (0.9%)
Ecolab, Inc.	18,990	1,022,422

Equifax, Inc.	21,951	771,578

Expedia, Inc.	26,456	694,735

Gartner, Inc. †	17,815	686,234

Moody’s Corp.	25,423	902,262

Priceline.com, Inc. †	2,989	1,517,575

Verisk Analytics, Inc. Class A †	24,274	853,231

		6,448,037

24

COMMON STOCKS (27.1%)* cont.	Shares	Value

Communications equipment (0.1%)
Harris Corp.	27,273	$1,029,556

		1,029,556
Computers (1.6%)
Apple, Inc. †	18,954	7,672,200

Hewlett-Packard Co.	43,323	1,152,825

Micros Systems, Inc. †	21,856	1,075,752

NetApp, Inc. †	10,902	446,546

Solera Holdings, Inc.	19,233	1,050,699

		11,398,022
Conglomerates (0.1%)
AMETEK, Inc.	23,329	921,962

		921,962
Consumer (0.6%)
Kimberly-Clark Corp.	45,873	3,197,807

Scotts Miracle-Gro Co. (The) Class A	10,188	494,220

Tupperware Brands Corp.	9,665	546,459

		4,238,486
Containers (0.1%)
Ball Corp.	19,848	686,145

		686,145
Distribution (0.2%)
W.W. Grainger, Inc.	8,349	1,430,267

		1,430,267
Electric utilities (0.8%)
Alliant Energy Corp.	17,177	700,478

DPL, Inc.	21,080	639,778

DTE Energy Co.	19,306	1,006,036

Entergy Corp.	15,780	1,091,503

Pinnacle West Capital Corp.	16,166	736,846

Public Service Enterprise Group, Inc.	40,166	1,353,594

Westar Energy, Inc.	20,793	566,817

		6,095,052
Electronics (0.2%)
L-3 Communications Holdings, Inc.	14,798	1,003,008

QLogic Corp. †	25,689	358,875

		1,361,883
Energy (oil field) (0.7%)
Core Laboratories NV (Netherlands)	8,847	957,776

Deepocean Group (Shell) (acquired 6/9/11,
cost $415,875) (Norway) ‡	28,625	400,750

Dresser-Rand Group, Inc. †	17,766	859,874

FMC Technologies, Inc. †	29,177	1,307,713

Oceaneering International, Inc.	21,522	900,265

Oil States International, Inc. †	11,268	784,365

		5,210,743
Energy (other) (0.1%)
Covanta Holding Corp.	35,061	513,994

		513,994
Engineering and construction (0.1%)
KBR, Inc.	26,533	740,536

		740,536

25

COMMON STOCKS (27.1%)* cont.	Shares	Value

Food (0.5%)
ConAgra Foods, Inc.	40,600	$1,028,398

Corn Products International, Inc.	22,943	1,112,736

Hormel Foods Corp.	57,457	1,693,258

		3,834,392
Forest products and packaging (0.1%)
Sealed Air Corp.	23,827	424,121

		424,121
Health-care services (1.1%)
AmerisourceBergen Corp.	37,131	1,514,945

Cardinal Health, Inc.	38,601	1,708,866

Laboratory Corp. of America Holdings †	13,652	1,144,720

Lincare Holdings, Inc.	24,361	573,702

McKesson Corp.	24,378	1,988,026

Warner Chilcott PLC Class A (Ireland) †	42,830	776,080

		7,706,339
Insurance (2.1%)
ACE, Ltd.	29,080	2,098,122

Allied World Assurance Co. Holdings AG	10,482	609,004

Arch Capital Group, Ltd. †	27,212	978,816

Aspen Insurance Holdings, Ltd.	20,364	539,442

Axis Capital Holdings, Ltd.	22,590	708,197

Berkshire Hathaway, Inc. Class B †	34,405	2,678,773

Chubb Corp. (The)	16,229	1,088,154

Endurance Specialty Holdings, Ltd. (Bermuda)	13,323	495,616

Everest Re Group, Ltd.	9,939	893,715

PartnerRe, Ltd.	12,181	757,902

RenaissanceRe Holdings, Ltd.	11,450	779,974

Transatlantic Holdings, Inc.	13,816	718,985

Travelers Cos., Inc. (The)	22,151	1,292,511

Validus Holdings, Ltd.	23,817	651,633

W.R. Berkley Corp.	28,261	983,765

		15,274,609
Investment banking/Brokerage (0.1%)
BlackRock, Inc.	2,400	378,696

Goldman Sachs Group, Inc. (The)	3,500	383,425

		762,121
Machinery (0.1%)
Roper Industries, Inc.	12,938	1,049,272

		1,049,272
Media (0.3%)
McGraw-Hill Cos., Inc. (The)	24,575	1,044,438

Viacom, Inc. Class B	31,544	1,383,204

		2,427,642
Medical technology (0.2%)
C.R. Bard, Inc.	12,705	1,091,995

Gen-Probe, Inc. †	11,450	688,145

		1,780,140
Metals (0.2%)
Newmont Mining Corp.	24,798	1,657,250

		1,657,250

26

COMMON STOCKS (27.1%)* cont.	Shares	Value

Natural gas utilities (0.2%)
AGL Resources, Inc.	14,610	$612,743

Spectra Energy Corp.	37,575	1,075,772

		1,688,515
Oil and gas (2.4%)
Chevron Corp.	59,469	6,247,218

Exxon Mobil Corp.	104,192	8,136,353

HollyFrontier Corp.	29,888	917,263

Murphy Oil Corp.	20,808	1,152,139

Sunoco, Inc.	21,739	809,343

		17,262,316
Pharmaceuticals (1.3%)
Abbott Laboratories	71,670	3,860,863

Eli Lilly & Co.	72,300	2,686,668

Forest Laboratories, Inc. †	37,271	1,166,582

Perrigo Co.	15,054	1,359,075

		9,073,188
Publishing (0.1%)
Washington Post Co. (The) Class B	1,145	389,483

		389,483
Real estate (0.8%)
Annaly Capital Management, Inc. R	73,217	1,233,706

Digital Realty Trust, Inc. R	16,305	1,016,291

Federal Realty Investment Trust R	11,189	993,136

Jones Lang LaSalle, Inc.	8,925	576,734

Rayonier, Inc. R	23,238	969,722

Realty Income Corp. R	23,176	774,310

		5,563,899
Restaurants (0.7%)
Brinker International, Inc.	17,737	406,177

Darden Restaurants, Inc.	14,230	681,332

Panera Bread Co. Class A †	4,402	588,503

Starbucks Corp.	40,416	1,711,213

Yum! Brands, Inc.	25,678	1,375,570

		4,762,795
Retail (2.3%)
Advance Auto Parts, Inc.	9,210	599,295

Amazon.com, Inc. †	13,287	2,836,907

AutoZone, Inc. †	3,475	1,124,475

Big Lots, Inc. †	13,909	524,230

Dollar Tree, Inc. †	12,471	997,181

Herbalife, Ltd.	33,319	2,077,773

Kroger Co. (The)	42,400	982,832

MSC Industrial Direct Co., Inc.	9,705	660,037

PETsMART, Inc.	14,495	680,540

Safeway, Inc.	75,332	1,459,181

Target Corp.	29,154	1,596,182

Wal-Mart Stores, Inc.	39,600	2,246,112

Walgreen Co.	25,000	830,000

		16,614,745

27

COMMON STOCKS (27.1%)* cont.	Shares	Value

Semiconductor (0.5%)
Analog Devices, Inc.	46,208	$1,689,827

KLA-Tencor Corp.	12,186	573,839

Lam Research Corp. †	10,979	471,987

Novellus Systems, Inc. †	26,983	932,263

		3,667,916
Shipping (0.5%)
J. B. Hunt Transport Services, Inc.	20,422	864,055

United Parcel Service, Inc. Class B	37,127	2,607,800

		3,471,855
Software (1.4%)
Amdocs, Ltd. (United Kingdom) †	44,043	1,322,171

BMC Software, Inc. †	31,406	1,091,673

CA, Inc.	74,702	1,618,045

Intuit, Inc.	41,742	2,240,293

Microsoft Corp.	130,489	3,474,922

		9,747,104
Technology (0.2%)
Avago Technologies, Ltd.	49,453	1,670,028

		1,670,028
Technology services (1.4%)
Accenture PLC Class A	53,123	3,201,192

IBM Corp.	35,574	6,568,028

		9,769,220
Telecommunications (0.3%)
American Tower Corp. Class A †	33,198	1,829,210

		1,829,210
Telephone (0.5%)
Verizon Communications, Inc.	106,366	3,933,415

		3,933,415
Textiles (0.1%)
Cintas Corp.	25,978	776,482

		776,482
Tobacco (0.7%)
Lorillard, Inc.	9,729	1,076,612

Philip Morris International, Inc.	52,233	3,649,520

		4,726,132
Transportation services (0.1%)
Landstar Systems, Inc.	13,153	587,018

		587,018
Total common stocks (cost $182,281,326)		$195,090,350

MORTGAGE-BACKED SECURITIES (20.2%)*	Principal amount	Value

Adjustable Rate Mortgage Trust
FRB Ser. 07-1, Class 2A1, 4.582878s, 2037	$970,316	$510,932
FRB Ser. 06-1, Class 2A1, 3.158736s, 2036	4,910,091	2,455,045
FRB Ser. 05-11, Class 5A1, 0.51472s, 2036	1,330,193	691,700

American Home Mortgage Assets
FRB Ser. 06-6, Class A1A, 0.43472s, 2046	3,055,757	1,329,254
FRB Ser. 06-4, Class 1A11, 0.43472s, 2046	827,865	360,121

American Home Mortgage Investment Trust FRB Ser. 06-2,
Class 1A2, 0.40472s, 2046 F	2,202,996	781,679

28

MORTGAGE-BACKED SECURITIES (20.2%)* cont.	Principal amount	Value

Banc of America Commercial Mortgage, Inc.
Ser. 07-2, Class A2, 5.634s, 2049	$475,681	$480,247
Ser. 06-5, Class A2, 5.317s, 2047	371,882	375,354
Ser. 06-6, Class A2, 5.309s, 2045	720,228	719,934
Ser. 07-1, Class XW, IO, 5.297s, 2049	4,438,443	52,103
FRB Ser. 06-1, Class A2, 2.497s, 2045	1,070,337	1,070,048

Banc of America Commercial Mortgage, Inc. 144A
Ser. 02-PB2, Class XC, IO, 0.639502s, 2035	2,868,012	2,366
Ser. 04-4, Class XC, IO, 0.266973s, 2042	4,240,979	85,613

Banc of America Funding Corp.
FRB Ser. 06-A, Class 3A2, 2.813812s, 2036	4,121,901	1,896,074
FRB Ser. 06-H, Class 6A1, 0.43472s, 2036	1,395,477	641,919

Barclays Capital, LLC Trust
FRB Ser. 07-AA2, Class 12A1, 0.45472s, 2047	4,186,613	1,842,110
FRB Ser. 07-AA1, Class 2A1, 0.42472s, 2037	2,002,569	961,859

Bear Stearns Adjustable Rate Mortgage Trust FRB Ser. 07-1,
Class 2A1, 5.584593s, 2047	1,591,641	827,653

Bear Stearns Alt-A Trust FRB Ser. 06-3, Class 35A1,
5.584678s, 2036	1,234,170	740,502

Bear Stearns Asset Backed Securities Trust
FRB Ser. 06-IM1, Class A3, 0.52472s, 2036	1,098,792	249,975
FRB Ser. 06-IM1, Class A1, 0.47472s, 2036	1,166,251	577,294

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 07-PW16, Class A2, 5.663293s, 2040	204,202	207,753
Ser. 06-PW13, Class A2, 5.426s, 2041	1,190,054	1,191,482

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 07-AR5, Class 1A1A, 5.238459s, 2037	456,785	213,298
FRB Ser. 07-AR5, Class 1A2A, 5.04842s, 2037	221,730	122,021
FRB Ser. 05-10, Class 1A1A, 2.979813s, 2035	1,508,060	724,020
FRB Ser. 07-AR1, Class A2, 0.40472s, 2037	4,562,207	2,349,536

Commercial Mortgage Pass-Through Certificates
FRB Ser. 07-C9, Class A2, 5.811s, 2049	223,535	224,100
FRB Ser. 04-LB3A, Class B, 5.358886s, 2037 F	1,587,000	1,514,887
Ser. 05-LP5, Class B, 5.105s, 2043	422,000	387,185

Countrywide Alternative Loan Trust
FRB Ser. 05-84, Class 4A1, 5.71976s, 2036	4,569,820	2,650,496
FRB Ser. 06-HY11, Class A1, 0.36472s, 2036	1,654,500	794,160

Countrywide Home Loans 144A
Ser. 05-R3, Class AS, IO, 5.5866s, 2035	188,165	26,268
FRB Ser. 05-R3, Class AF, 0.64472s, 2035 F	184,754	149,667

Credit Suisse Mortgage Capital Certificates
FRB Ser. 06-C3, Class A2, 5.817328s, 2038	335,735	335,194
FRB Ser. 07-C4, Class A2, 5.795425s, 2039	374,775	378,967
Ser. 07-C2, Class A2, 5.448s, 2049	291,447	292,222

CS First Boston Mortgage Securities Corp.
Ser. 02-CP5, Class E, 5.339s, 2035	525,000	528,917
Ser. 05-C5, Class AJ, 5.1s, 2038 F	662,000	590,944
Ser. 04-C1, Class B, 4.855s, 2037	5,750,000	5,800,042

29

MORTGAGE-BACKED SECURITIES (20.2%)* cont.	Principal amount	Value

CS First Boston Mortgage Securities Corp. 144A
Ser. 03-C3, Class AX, IO, 1.73164s, 2038	$8,839,756	$168,265
Ser. 04-C4, Class AX, IO, 0.350686s, 2039	2,900,733	65,423

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
FRB Ser. 2007-AR3, Class 2A5, 0.44472s, 2037 F	1,484,071	741,671
FRB Ser. 06-AR6, Class A6, 0.43472s, 2037 F	621,810	292,107
FRB Ser. 06-AR6, Class A4, 0.41472s, 2037	1,178,727	651,247
FRB Ser. 06-AR3, Class A5, 0.41472s, 2036	1,965,191	1,193,853
FRB Ser. 06-AR3, Class A2, 0.36472s, 2036	1,632,999	669,529

DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4,
6.04s, 2031	733,189	703,861

Federal National Mortgage Association Grantor Trust
IFB Ser. 05-74, Class NK, 26.2764s, 2035	94,726	164,543
IFB Ser. 05-122, Class SE, 22.24348s, 2035	434,991	627,083
IFB Ser. 11-4, Class CS, 12.41056s, 2040	3,443,411	3,978,173
IFB Ser. 10-135, Class SP, IO, 6.35528s, 2040	12,198,689	2,247,267
IFB Ser. 10-35, Class SG, IO, 6.15528s, 2040	6,228,833	1,118,449
Ser. 10-21, Class IP, IO, 5s, 2039 F	1,840,058	260,831
Ser. 10-92, Class CI, IO, 5s, 2039 F	2,939,015	391,117
Ser. 398, Class C5, IO, 5s, 2039	1,435,548	186,621
Ser. 09-31, Class PI, IO, 5s, 2038	2,252,729	310,651
Ser. 10-13, Class EI, IO, 5s, 2038	1,347,047	112,883
Ser. 10-100, Class AI, IO, 4 1/2s, 2025	7,759,297	660,316
Ser. 03-W10, Class 1, IO, 1.45698s, 2043	440,474	19,821
Ser. 98-W2, Class X, IO, 0.98064s, 2028	533,748	23,805
Ser. 98-W5, Class X, IO, 0.93724s, 2028	220,394	9,212
Ser. 03-W1, Class 2A, IO, zero %, 2042	830,686	83
Ser. 08-36, Class OV, PO, zero %, 2036	56,428	45,307
FRB Ser. 06-104, Class EK, zero %, 2036	63,339	61,439

Federal Home Loan Mortgage Corp.
IFB Ser. 2990, Class LB, 16.323757s, 2034	741,231	989,084
IFB Ser. 3859, Class SG, IO, 6.45667s, 2039	7,592,172	1,241,700
IFB Ser. 3727, Class PS, IO, 6.45667s, 2038	4,083,589	544,751
IFB Ser. 3835, Class SC, IO, 6.40667s, 2038	18,310,115	3,223,130
IFB Ser. 3852, Class KS, IO, 6.30667s, 2041	10,624,150	1,658,111
IFB Ser. 3677, Class SA, IO, 6.30667s, 2040	9,522,415	1,143,356
IFB Ser. 3708, Class SQ, IO, 6.30667s, 2040	11,535,887	1,564,728
IFB Ser. 3907, Class KS, IO, 6.30667s, 2040	3,414,827	562,763
IFB Ser. 3708, Class SA, IO, 6.20667s, 2040	14,048,550	1,866,069
IFB Ser. 3116, Class AS, IO, 5.85667s, 2034	3,483,361	403,373
IFB Ser. 3763, Class WS, IO, 5.79667s, 2039	8,282,888	1,240,280
IFB Ser. 3852, Class NT, 5.75667s, 2041	3,254,496	3,344,059
IFB Ser. 3752, Class PS, IO, 5.75667s, 2040	1,465,493	236,076
Ser. 3672, Class PI, IO, 5 1/2s, 2039	2,044,841	250,963
Ser. 3645, Class ID, IO, 5s, 2040	763,682	84,830
Ser. 3687, Class CI, IO, 5s, 2038	3,428,306	532,587
Ser. 3680, Class KI, IO, 5s, 2038	11,003,571	1,593,317
Ser. 3632, Class CI, IO, 5s, 2038	869,422	93,776
Ser. 3626, Class DI, IO, 5s, 2037	601,629	34,738
Ser. 3653, Class CI, IO, 5s, 2036	7,277,294	424,848
Ser. 3623, Class CI, IO, 5s, 2036 F	547,388	59,054

30

MORTGAGE-BACKED SECURITIES (20.2%)* cont.	Principal amount	Value

Federal Home Loan Mortgage Corp.
Ser. 3747, Class HI, IO, 4 1/2s, 2037	$333,267	$40,359
Ser. 3738, Class MI, IO, 4s, 2034	32,955,581	3,506,474
Ser. 3707, Class HI, IO, 4s, 2023	619,825	26,076
Ser. T-8, Class A9, IO, 0.428148s, 2028	305,073	3,417
Ser. T-59, Class 1AX, IO, 0.273447s, 2043	677,793	5,083
Ser. T-48, Class A2, IO, 0.212s, 2033	956,858	6,794
FRB Ser. T-54, Class 2A, IO, zero %, 2043	394,417	79

Federal National Mortgage Association
IFB Ser. 11-67, Class BS, IO, 6.25528s, 2041	6,722,007	1,024,568
4s, December 1, 2040 Δ	678,947	684,168

GE Capital Commercial Mortgage Corp. 144A
Ser. 03-C2, Class D, 5.326s, 2037	392,000	397,472
Ser. 05-C2, Class XC, IO, 0.122204s, 2043	20,083,069	141,947

GMAC Commercial Mortgage Securities, Inc. FRB Ser. 03-C2,
Class E, 5.469118s, 2040 F	2,310,000	2,393,907

Government National Mortgage Association
IFB Ser. 11-37, Class SB, IO, 6.45528s, 2038	1,882,853	303,399
IFB Ser. 10-167, Class SM, IO, 6.43667s, 2040	9,644,365	1,772,056
IFB Ser. 11-61, Class CS, IO, 6.43528s, 2035	13,295,721	2,258,704
IFB Ser. 11-37, Class SD, IO, 6.40528s, 2038	2,422,422	386,413
IFB Ser. 11-11, Class PS, IO, 6.35528s, 2040	5,438,582	950,827
IFB Ser. 10-31, Class HS, IO, 6.35528s, 2039	8,917,122	1,504,497
IFB Ser. 10-58, Class LS, IO, 6.30528s, 2039	7,236,437	1,241,628
IFB Ser. 10-31, Class PS, IO, 6.30528s, 2038	9,470,694	1,718,741
IFB Ser. 10-53, Class SA, IO, 6.25528s, 2039	23,061,119	3,855,127
IFB Ser. 10-62, Class SD, IO, 6.24528s, 2040	3,814,396	649,126
IFB Ser. 11-40, Class AS, IO, 5.87667s, 2036	6,178,817	887,031
IFB Ser. 11-35, Class AS, IO, 5.85528s, 2037	2,696,014	343,472
IFB Ser. 11-70, Class SN, IO, 5.65667s, 2041	726,000	199,454
IFB Ser. 11-70, Class SH, IO, 5.64667s, 2041	786,718	216,017
Ser. 11-116, Class IB, IO, 5s, 2040	8,919,556	992,211
Ser. 10-150, Class WI, IO, 5s, 2038	16,862,947	2,279,196
IFB Ser. 11-12, Class IB, IO, 4.56056s, 2040	2,065,243	293,471
Ser. 10-103, Class DI, IO, 4 1/2s, 2038 F	9,381,589	1,370,252

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class AJ, 4.859s, 2042	505,000	464,701

GS Mortgage Securities Corp. II Ser. 06-GG6, Class A2,
5.506s, 2038	734,826	745,159

GS Mortgage Securities Corp. II 144A Ser. 03-C1, Class X1,
IO, 0.839486s, 2040	4,815,849	29,329

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1AS, IO, 5.97024s, 2035	425,589	65,966
Ser. 06-RP2, Class 1AS1, IO, 5.71414s, 2036	541,536	77,169
IFB Ser. 04-4, Class 1AS, IO, 5.298629s, 2034	773,608	115,809
Ser. 98-2, IO, 0.66556s, 2027	85,911	9
FRB Ser. 06-RP2, Class 1AF1, 0.64472s, 2036 F	541,536	411,628
FRB Ser. 04-4, Class 1AF, 0.64472s, 2034 F	773,608	595,755
FRB Ser. 05-RP1, Class 1AF, 0.59472s, 2035 F	425,589	327,721
Ser. 98-3, IO, 0.33414s, 2027	102,912	268
Ser. 99-2, IO, zero %, 2027	148,593	371
Ser. 98-4, IO, zero %, 2026	112,849	293

31

MORTGAGE-BACKED SECURITIES (20.2%)* cont.	Principal amount	Value

Harborview Mortgage Loan Trust
FRB Ser. 06-6, Class 3A1A, 2.68355s, 2036	$414,986	$207,493
FRB Ser. 06-8, Class 2A1A, 0.43472s, 2036	3,292,715	1,909,774

IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR5, Class 1A2, 5.21083s, 2036	122,357	9,789
FRB Ser. 06-AR3, Class 3A1B, 5.00225s, 2036	431,424	228,655
FRB Ser. 07-AR5, Class 2A1, 4.82854s, 2037 F	1,073,165	536,582
FRB Ser. 07-AR7, Class 2A1, 4.677537s, 2037	1,013,431	496,581
FRB Ser. 06-AR19, Class 1A2, 3.00574s, 2036	2,480,253	1,019,052
FRB Ser. 06-AR11, Class 3A1, 2.82648s, 2036	2,060,668	868,135
FRB Ser. 06-AR39, Class A1, 0.42472s, 2037	4,661,900	2,167,784
FRB Ser. 06-AR35, Class 2A1A, 0.41472s, 2037	784,240	381,167
FRB Ser. 06-AR21, Class A1, 0.36472s, 2036	4,793,864	1,773,730

JPMorgan Alternative Loan Trust
FRB Ser. 07-A2, Class 2A1, 5.430134s, 2037	1,253,865	564,239
FRB Ser. 07-A2, Class 12A1, 0.44472s, 2037	747,149	283,917
FRB Ser. 06-A7, Class 1A1, 0.40472s, 2036	916,320	439,833
FRB Ser. 07-A1, Class 1A3A, 0.39472s, 2037	3,111,091	1,291,103

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 06-LDP7, Class A2, 5.864s, 2045	176,302	176,357
Ser. 07-LDPX, Class A3S, 5.317s, 2049	545,000	558,918
FRB Ser. 02-C2, Class E, 5.309275s, 2034	376,000	369,616
Ser. 03-C1, Class D, 5.192s, 2037	6,183,000	6,174,542
Ser. 04-CB8, Class B, 4 1/2s, 2039	708,000	666,183

LB-UBS Commercial Mortgage Trust
Ser. 02-C1, Class D, 6.683s, 2034	2,000,000	2,014,688
Ser. 06-C3, Class A2, 5.532s, 2032	55,891	55,855
Ser. 05-C7, Class A2, 5.103s, 2030	126,854	126,854
Ser. 03-C5, Class F, 4.843s, 2037	480,000	441,600
Ser. 07-C2, Class XW, IO, 0.541841s, 2040	3,013,769	61,496

LB-UBS Commercial Mortgage Trust 144A
Ser. 02-C2, Class J, 6.235s, 2035	5,886,000	5,874,817
Ser. 05-C3, Class XCL, IO, 0.300435s, 2040	20,098,602	358,237

Lehman XS Trust FRB Ser. 07-8H, Class A1, 0.37472s, 2037	1,340,199	576,286

Luminent Mortgage Trust FRB Ser. 06-7, Class 1A1,
0.42472s, 2036 F	838,149	435,623

Merrill Lynch Mortgage Trust Ser. 04-MKB1, Class B,
5.28s, 2042	1,870,000	1,896,554

Morgan Stanley Capital I
FRB Ser. 07-HQ12, Class A2, 5.590489s, 2049	1,009,563	1,029,957
FRB Ser. 07-HQ12, Class A2FL, 0.49322s, 2049	464,000	401,871

Morgan Stanley Dean Witter Capital I Ser. 03-HQ2, Class C,
5.15s, 2035	524,000	502,878

Nomura Asset Acceptance Corp.
FRB Ser. 06-AR4, Class A4A, 0.48472s, 2036 F	1,406,350	534,150
FRB Ser. 06-AR4, Class A1A, 0.41472s, 2036	2,018,336	746,784

Nomura Asset Securities Corp. 144A Ser. 98-D6, Class B1,
6s, 2030	177,000	180,293

Residential Accredit Loans, Inc.
Ser. 06-QS13, Class 1A5, 6s, 2036	96,721	56,733
FRB Ser. 07-QA4, Class A1B, 0.45472s, 2037	469,376	187,751

32

MORTGAGE-BACKED SECURITIES (20.2%)* cont.	Principal amount	Value

Salomon Brothers Mortgage Securities VII 144A FRB
Ser. 99-C1, Class J, 7s, 2032	$1,700,000	$1,773,418

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-4, Class 1A1, 0.48472s, 2037 F	702,178	280,733
FRB Ser. 07-6, Class 2A1, 0.43472s, 2037	838,056	435,789

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 6.022917s, 2045	1,135,104	158,915
Ser. 07-4, Class 1A4, IO, 1s, 2045	2,328,249	94,527

Vericrest Opportunity Loan Transferee 144A Ser. 10-NPL1,
Class M, 6s, 2039	1,451,723	1,444,464

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C32, Class A2, 5.737444s, 2049	499,884	510,344
Ser. 06-C25, Class A2, 5.684s, 2043	148,386	148,386
Ser. 07-C30, Class A3, 5.246s, 2043	352,000	354,486

Wachovia Bank Commercial Mortgage Trust 144A Ser. 03-C3,
Class IOI, IO, 1.055916s, 2035	3,549,163	33,724

WAMU Commercial Mortgage Securities Trust 144A Ser. 05-C1A,
Class C, 4.9s, 2036	103,000	103,865

Washington Mutual Mortgage Pass-Through Certificates FRB
Ser. 07-HY1, Class A3A, 0.47472s, 2037	2,628,392	1,436,571

Total mortgage-backed securities (cost $153,824,683)		$145,595,334

CORPORATE BONDS AND NOTES (15.5%)*	Principal amount	Value

Advertising and marketing services (0.2%)
Affinion Group, Inc. company guaranty sr. unsec.
sub. notes 11 1/2s, 2015	$1,000,000	$895,000

Lamar Media Corp. company guaranty sr. notes 9 3/4s, 2014	200,000	220,000

		1,115,000
Aerospace and defense (0.1%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016	335,000	343,375

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019	115,000	130,317

Boeing Co. (The) sr. unsec. unsub. notes 3 1/2s, 2015	148,000	159,124

United Technologies Corp. sr. unsec. unsub. notes
4 7/8s, 2015	263,000	294,923

		927,739
Automotive (—%)
Daimler Finance North America, LLC company guaranty 6 1/2s,
2013 (Germany)	163,000	178,701

General Motors Financial Co., Inc. 144A sr. notes 6 3/4s, 2018	85,000	85,778

		264,479
Banking (1.9%)
Bank of America Corp. sr. unsec. notes 5 3/4s, 2017	2,085,000	2,075,401

Bank of New York Mellon Corp. (The) sr. unsec. notes 2.95s, 2015	263,000	272,561

Barclays Bank PLC sr. unsec. unsub. notes 5.2s, 2014
(United Kingdom)	359,000	379,059

BB&T Corp. unsec. sub. notes 5.2s, 2015	196,000	214,417

Capital One Financial Corp. sr. unsec. unsub. notes 6 3/4s, 2017	263,000	306,296

Citigroup, Inc. sr. unsec. notes 6 1/8s, 2018	705,000	781,191

Citigroup, Inc. sr. unsec. unsub. notes 6 1/8s, 2017	925,000	1,018,718

Credit Suisse Guernsey sr. unsec. notes 5 1/2s, 2014	818,000	872,341

Deutsche Bank AG sr. unsec. notes 6s, 2017 (United Kingdom)	359,000	407,139

33

CORPORATE BONDS AND NOTES (15.5%)* cont.	Principal amount	Value

Banking cont.
HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	$435,000	$442,441

JPMorgan Chase & Co. sr. unsec. unsub. notes 3.7s, 2015	1,759,000	1,832,604

PNC Funding Corp. bank guaranty sr. unsec. note 3 5/8s, 2015	167,000	176,452

Shinhan Bank 144A sr. unsec. bond 6s, 2012 (South Korea)	150,000	153,753

UBS AG/Stamford CT sr. unsec. notes Ser. DPNT, 3 7/8s, 2015	250,000	250,670

US Bancorp sr. unsec. unsub. notes 2.45s, 2015	263,000	272,163

VTB Bank OJSC Via VTB Capital SA sr. notes 6 1/4s, 2035
(Russia)	500,000	512,500

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
notes 6 7/8s, 2018 (Russia)	1,500,000	1,569,375

Wells Fargo & Co. sr. unsec. unsub. notes 5 5/8s, 2017	1,334,000	1,536,026

Westpac Banking Corp. sr. unsec. unsub. notes 3s, 2015
(Australia)	230,000	234,007

		13,307,114
Beverage (0.3%)
Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 4 1/8s, 2015	359,000	391,154

Coca-Cola Co. (The) 144A sr. notes 1.8s, 2016	163,000	162,623

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016	590,000	645,313

Diageo Capital PLC company guaranty 5 3/4s, 2017
(United Kingdom)	196,000	231,253

PepsiCo, Inc. sr. unsec. unsub. notes 3.1s, 2015	459,000	487,932

		1,918,275
Biotechnology (—%)
Amgen, Inc. sr. unsec. notes 5.85s, 2017	196,000	233,809

		233,809
Broadcasting (0.1%)
DISH DBS Corp. company guaranty 7 1/8s, 2016	255,000	270,938

DISH DBS Corp. company guaranty 7s, 2013	220,000	232,650

		503,588
Building materials (—%)
Owens Corning company guaranty sr. unsec. notes 9s, 2019	275,000	322,781

		322,781
Cable television (0.7%)
AMC Networks, Inc. 144A company guaranty sr. unsec
notes 7 3/4s, 2021	680,000	737,800

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018	270,000	287,550

Comcast Corp. company guaranty sr. unsec.
unsub. bonds 6 1/2s, 2017	655,000	772,528

CSC Holdings, LLC sr. notes 6 3/4s, 2012	84,000	85,260

CSC Holdings, LLC sr. unsec. unsub. notes 8 1/2s, 2014	730,000	801,175

Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg
GmbH & Co. KG 144A company guaranty sr. notes 7 1/2s, 2019
(Germany)	560,000	582,400

Mediacom Broadband, LLC/Mediacom Broadband Corp. sr. unsec.
unsub. notes 8 1/2s, 2015	1,400,000	1,442,000

Time Warner Cable, Inc. company guaranty sr. unsec.
notes 5.85s, 2017	555,000	631,863

		5,340,576

34

CORPORATE BONDS AND NOTES (15.5%)* cont.	Principal amount		Value

Chemicals (0.6%)
Dow Chemical Co. (The) sr. unsec. unsub. notes 5.9s, 2015		$325,000	$361,675

E.I. du Pont de Nemours & Co. sr. unsec.
unsub. notes 3 1/4s, 2015		263,000	279,758

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes FRN 4.78617s, 2014		750,000	639,375

INEOS Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		1,170,000	1,196,325

Kronos International, Inc. sr. notes 6 1/2s, 2013 (Germany)	EUR	800,000	1,100,894

Momentive Performance Materials, Inc. company
guaranty sr. notes 12 1/2s, 2014		$165,000	174,900

Styrolution GmbH 144A sr. notes 7 5/8s, 2016 (Germany)	EUR	155,000	172,164

			3,925,091
Coal (0.1%)
Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013		$282,000	284,820

Peabody Energy Corp. company guaranty 7 3/8s, 2016		555,000	607,725

			892,545
Combined utilities (0.1%)
El Paso Corp. sr. unsec. notes 7s, 2017		465,000	520,800

El Paso Corp. sr. unsec. notes Ser. GMTN, 7 3/8s, 2012		26,000	27,279

			548,079
Commercial and consumer services (0.4%)
Expedia, Inc. 144A company guaranty sr. notes 8 1/2s, 2016		210,000	229,950

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016		1,559,000	1,535,615

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		500,000	412,500

Travelport, LLC company guaranty 9 7/8s, 2014		895,000	626,500

			2,804,565
Communications equipment (—%)
Cisco Systems, Inc. sr. unsec. unsub. notes 5 1/2s, 2016		297,000	344,566

			344,566
Computers (0.4%)
Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡		800,000	680,000

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015		350,000	297,500

Hewlett-Packard Co. sr. unsec. notes 6 1/8s, 2014		263,000	289,844

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015		1,085,000	1,125,688

Xerox Corp. sr. unsec. unsub. notes 4 1/4s, 2015		230,000	243,698

			2,636,730
Conglomerates (0.3%)
General Electric Co. sr. unsec. notes 5 1/4s, 2017		2,051,000	2,336,733

SPX Corp. sr. unsec. notes 7 5/8s, 2014		125,000	135,000

			2,471,733
Consumer (0.2%)
Jarden Corp. company guaranty sr. unsec. notes 8s, 2016		135,000	146,981

Jarden Corp. company guaranty sr. unsec. sub. notes
7 1/2s, 2017		435,000	465,450

Yankee Candle Co. company guaranty sr. notes Ser. B,
8 1/2s, 2015		455,000	464,100

			1,076,531

35

CORPORATE BONDS AND NOTES (15.5%)* cont.	Principal amount		Value

Consumer finance (0.1%)
American Express Credit Corp. sr. unsec.
unsub. notes 5 1/8s, 2014		$588,000	$639,030

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018		230,000	243,800

			882,830
Consumer goods (0.2%)
ACCO Brands Corp. company guaranty sr. notes 10 5/8s, 2015		500,000	551,250

Procter & Gamble Co. (The) sr. unsec. notes 3 1/2s, 2015		263,000	282,062

Revlon Consumer Products Corp. company
guaranty notes 9 3/4s, 2015		300,000	321,750

			1,155,062
Consumer services (0.3%)
Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017		320,000	346,400

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s,
2015 (Netherlands)	EUR	750,000	1,054,961

Service Corporation International sr. notes 7s, 2017		$185,000	198,875

Service Corporation International sr. unsec. 7 3/8s, 2014		195,000	212,063

			1,812,299
Containers (—%)
Reynolds Group DL Escrew, Inc./Reynolds Group Escrew. LLC
144A company guaranty sr. notes 8 3/4s, 2016		200,000	210,250

			210,250
Electric utilities (0.7%)
AES Corp. (The) sr. unsec. unsub. notes 9 3/4s, 2016		150,000	170,250

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		1,000,000	1,097,500

Appalachian Power Co. sr. unsec. unsub. notes 7s, 2038		111,000	144,703

Carolina Power & Light Co. 1st mtge. bonds 5.3s, 2019		160,000	188,481

Consolidated Edison Co. of New York sr. unsec.
notes 7 1/8s, 2018		93,000	118,147

Dominion Resources, Inc. sr. unsec. unsub. notes Ser. 07-A,
6s, 2017		510,000	600,264

Duke Energy Corp. sr. unsec. unsub. notes 6.3s, 2014		510,000	564,211

Exelon Corp. sr. unsec. notes 4.9s, 2015		488,000	531,601

FirstEnergy Corp. notes Ser. B, 6.45s, 2011		7,000	7,011

FirstEnergy Corp. sr. unsec. unsub. notes Ser. C,
7 3/8s, 2031		130,000	163,401

FPL Group Capital, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2015		163,000	194,876

National Rural Utilities Cooperative Finance Corp.
sr. bonds 10 3/8s, 2018		134,000	192,006

NV Energy, Inc. sr. unsec. unsub. notes 6 3/4s, 2017		170,000	173,830

Pacific Gas & Electric Co. sr. notes 8 1/4s, 2018		185,000	245,043

Pacific Gas & Electric Co. sr. unsec. bonds 4.8s, 2014		130,000	140,619

Southern Power Co. sr. unsec. notes Ser. D, 4 7/8s, 2015		196,000	214,819

Texas-New Mexico Power Co. 144A 1st mtge. sec. 9 1/2s, 2019		125,000	162,223

			4,908,985
Electronics (0.1%)
NXP BV/NXP Funding, LLC company guaranty Ser. EXCH, 9 1/2s,
2015 (Netherlands)		545,000	569,525

			569,525

36

CORPORATE BONDS AND NOTES (15.5%)* cont.	Principal amount		Value

Energy (oil field) (0.1%)
Offshore Group Investments, Ltd. company
guaranty sr. notes 11 1/2s, 2015 (Cayman Islands)		$750,000	$817,500

			817,500
Entertainment (0.1%)
AMC Entertainment, Inc. sr. sub. notes 8s, 2014		350,000	346,500

			346,500
Financial (0.3%)
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 7 3/4s, 2016		700,000	717,500

Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015		324,000	349,920

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017		266,000	275,975

Vnesheconombank Via VEB Finance PLC 144A bank guaranteed
bonds 6.8s, 2025 (Russia)		700,000	731,500

			2,074,895
Food (0.3%)
Dole Food Co. 144A sr. notes 8s, 2016		200,000	211,000

Kraft Foods, Inc. sr. unsec. unsub. notes 4 1/8s, 2016		622,000	676,755

Reddy Ice Corp. company guaranty sr. notes 11 1/4s, 2015		300,000	280,500

Smithfield Foods, Inc. company guaranty sr. notes 10s, 2014		530,000	616,125

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014		505,000	585,800

			2,370,180
Forest products and packaging (0.4%)
PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s,
2014 (Austria)	EUR	165,000	243,737

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		$1,410,000	1,410,000

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty sr. notes FRN Ser. B, 4.00395s, 2014		500,000	370,000

Verso Paper Holdings, LLC/Verso Paper, Inc.
sr. notes 11 1/2s, 2014		885,000	929,250

			2,952,987
Gaming and lottery (0.1%)
Caesars Entertainment Operating Co., Inc.
sr. notes 11 1/4s, 2017		695,000	743,650

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		162,000	166,455

			910,105
Health-care services (0.3%)
CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		175,000	180,735

Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015		525,000	593,250

HCA, Inc. company guaranty sr. notes 8 1/2s, 2019		50,000	55,000

HCA, Inc. sr. notes 6 1/2s, 2020		665,000	694,925

Tenet Healthcare Corp. sr. notes 9s, 2015		455,000	483,438

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019		80,000	90,400

UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018		196,000	230,970

WellPoint, Inc. unsec. unsub. notes 5 1/4s, 2016		93,000	104,556

			2,433,274
Household furniture and appliances (0.1%)
Sealy Mattress Co. 144A company guaranty sr. sec.
notes 10 7/8s, 2016		931,000	1,021,773

			1,021,773

37

CORPORATE BONDS AND NOTES (15.5%)* cont.	Principal amount		Value

Insurance (0.4%)
Allstate Corp. (The) sr. unsec. unsub. notes 5s, 2014		$196,000	$215,378

American International Group, Inc. sr. unsec.
notes Ser. MTN, 5.45s, 2017		325,000	323,305

Berkshire Hathaway, Inc. sr. unsec. unsub. notes 3.2s, 2015		717,000	758,601

Hartford Financial Services Group, Inc. (The) jr. unsec.
sub. debs. FRB 8 1/8s, 2038		645,000	657,900

MetLife, Inc. sr. unsec. 6 3/4s, 2016		263,000	306,107

Prudential Financial, Inc. sr. disc. unsec.
unsub. notes Ser. MTN, 4 3/4s, 2015		325,000	347,970

			2,609,261
Investment banking/Brokerage (0.5%)
E*Trade Financial Corp. sr. notes 6 3/4s, 2016		480,000	486,000

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017		210,000	242,025

Goldman Sachs Group, Inc. (The) sr. unsec. notes 6 1/4s, 2017		1,597,000	1,726,855

Morgan Stanley sr. unsec. unsub. notes Ser. MTN, 6s, 2015		1,367,000	1,440,714

			3,895,594
Lodging/Tourism (0.1%)
FelCor Lodging LP company guaranty sr. notes 10s, 2014 R		657,000	711,203

MGM Resorts International sr. notes 10 3/8s, 2014		190,000	211,850

			923,053
Machinery (0.3%)
Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		1,483,000	1,546,028

Caterpillar Financial Services Corp. sr. unsec.
notes 6 1/8s, 2014		359,000	399,901

Deere & Co. sr. unsec. notes 6.95s, 2014		148,000	169,502

			2,115,431
Manufacturing (—%)
General Cable Corp. company guaranty sr. unsec.
unsub. notes FRN 2.74711s, 2015		125,000	121,250

			121,250
Media (0.2%)
Interpublic Group of Companies, Inc. (The) sr. unsec.
notes 6 1/4s, 2014		234,000	248,040

News America, Inc. company guaranty sr. unsec. notes
5.3s, 2014		263,000	288,782

Nielsen Finance, LLC/Nielsen Finance Co. sr. notes
11 5/8s, 2014		114,000	131,100

Time Warner, Inc. company guaranty sr. unsec. notes
5 7/8s, 2016		426,000	493,380

			1,161,302
Metals (0.5%)
Alcoa, Inc. sr. unsec. unsub. notes 5.55s, 2017		196,000	206,815

ArcelorMittal sr. unsec. unsub. notes 6 1/8s, 2018 (France)		85,000	87,305

BHP Billiton Finance USA Ltd company guaranty sr. unsec.
unsub. notes 5 1/2s, 2014 (Australia)		196,000	217,420

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s, 2015
(Australia)		750,000	752,813

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec.
notes 9s, 2019 (Australia)		265,000	361,925

SGL Carbon SE company guaranty sr. sub. notes FRN
Ser. EMTN, 2.785s, 2015 (Germany)	EUR	150,000	199,730

38

CORPORATE BONDS AND NOTES (15.5%)* cont.	Principal amount		Value

Metals cont.
Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015		$500,000	$508,750

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016		220,000	231,550

Tube City IMS Corp. company guaranty sr. unsec.
sub. notes 9 3/4s, 2015		750,000	746,250

Vale Overseas, Ltd. company guaranty sr. unsec.
unsub. notes 6 1/4s, 2017		230,000	257,888

			3,570,446
Natural gas utilities (0.1%)
Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. bonds Ser. L, 6.3s, 2017		230,000	269,866

Kinder Morgan Energy Partners LP notes 6s, 2017		263,000	299,778

TransCanada Pipelines, Ltd. sr. unsec. unsub. notes 6 1/2s,
2018 (Canada)		230,000	275,550

			845,194
Oil and gas (1.2%)
Anadarko Petroleum Corp. sr. notes 5.95s, 2016		170,000	196,177

BP Capital Markets PLC company guaranty sr. unsec.
notes 3 7/8s, 2015 (United Kingdom)		148,000	158,445

BP Capital Markets PLC company guaranty sr. unsec.
unsub. notes 4 1/2s, 2020 (United Kingdom)		115,000	126,275

Chesapeake Energy Corp. company guaranty sr. unsec.
notes 9 1/2s, 2015		500,000	572,500

Comstock Resources, Inc. company
guaranty sr. unsub. notes 8 3/8s, 2017		685,000	695,275

ConocoPhillips company guaranty sr. unsec. notes 4.6s, 2015		521,000	573,674

EnCana Holdings Finance Corp. company guaranty sr. unsec.
unsub. notes 5.8s, 2014 (Canada)		230,000	252,242

Forest Oil Corp. company guaranty sr. unsec. notes 8 1/2s, 2014		1,035,000	1,117,800

Gazprom Via OAO White Nights Finance BV notes 10 1/2s, 2014
(Netherlands)		1,000,000	1,148,800

Newfield Exploration Co. sr. unsec. sub. notes 7 1/8s, 2018		175,000	185,500

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014		195,000	196,950

Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014
(Venezuela)		2,805,000	2,131,800

Quicksilver Resources, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2015		500,000	522,500

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016		280,000	316,400

Shell International Finance BV company guaranty sr. unsec.
notes 3.1s, 2015 (Netherlands)		459,000	488,598

XTO Energy, Inc. sr. unsec. unsub. notes 6 1/4s, 2017		196,000	239,674

			8,922,610
Pharmaceuticals (0.4%)
Abbott Laboratories sr. unsec. notes 5 7/8s, 2016		297,000	349,458

AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom)		196,000	237,747

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	445,000	626,590

GlaxoSmith Kline Capital, Inc. company guaranty sr. unsec.
unsub. notes 4 3/8s, 2014		$263,000	286,482

Merck & Co., Inc. sr. unsec. notes 4s, 2015		297,000	325,330

39

CORPORATE BONDS AND NOTES (15.5%)* cont.	Principal amount	Value

Pharmaceuticals cont.
Novartis Capital Corp. company guaranty sr. unsec.
notes 2.9s, 2015	$263,000	$279,282

Pfizer, Inc. sr. unsec. notes 5.35s, 2015	622,000	706,030

		2,810,919
Power producers (0.4%)
Calpine Corp. 144A sr. notes 7 1/4s, 2017	350,000	364,000

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	1,000,000	960,000

GenOn Energy, Inc. sr. unsec. unsub. notes 7 5/8s, 2014	1,500,000	1,530,000

		2,854,000
Railroads (0.1%)
RailAmerica, Inc. company guaranty sr. notes 9 1/4s, 2017	631,000	686,213

		686,213
Real estate (0.1%)
CB Richard Ellis Services, Inc. company guaranty sr. unsec.
sub. notes 11 5/8s, 2017	685,000	792,888

Simon Property Group LP sr. unsec. unsub. notes 5.65s, 2020 R	230,000	258,912

		1,051,800
Regional Bells (0.2%)
AT&T, Inc. sr. unsec. unsub. notes 2 1/2s, 2015	1,501,000	1,544,244

Qwest Communications International, Inc. company
guaranty Ser. B, 7 1/2s, 2014	250,000	252,500

		1,796,744
Restaurants (0.2%)
Landry’s Restaurants, Inc. company
guaranty sr. notes 11 5/8s, 2015	900,000	954,000

Wendy’s Co. (The) company guaranty sr. unsec.
unsub. notes 10s, 2016	300,000	327,000

		1,281,000
Retail (0.5%)
CVS Corp. sr. unsec. 5 3/4s, 2017	230,000	268,557

Home Depot, Inc. (The) sr. unsec. unsub. notes 5.4s, 2016	163,000	186,007

Kroger Co. company guaranty 6.4s, 2017	163,000	193,261

QVC, Inc. 144A sr. notes 7 1/8s, 2017	570,000	607,050

Target Corp. sr. unsec. notes 5 3/8s, 2017	263,000	309,568

Toys R Us, Inc. sr. unsec. unsub. notes 7 7/8s, 2013	1,000,000	1,017,500

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 3.2s, 2014	622,000	660,541

		3,242,484
Shipping (—%)
United Parcel Service, Inc. sr. unsec. unsub. notes 3 7/8s, 2014	196,000	210,057

		210,057
Software (0.1%)
Oracle Corp. sr. unsec. notes 5 1/4s, 2016	359,000	417,411

		417,411
Technology services (0.1%)
IBM Corp. sr. unsec. notes 5.7s, 2017	392,000	475,249

		475,249
Telecommunications (1.1%)
America Movil SAB de CV company guaranty unsec.
unsub. notes 5 1/2s, 2014 (Mexico)	196,000	213,052

Cellco Partnership/Verizon Wireless Capital, LLC sr. unsec.
unsub. notes 5.55s, 2014	263,000	288,766

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	705,000	602,775

40

CORPORATE BONDS AND NOTES (15.5%)* cont.	Principal amount	Value

Telecommunications cont.
Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	$250,000	$213,750

Deutsche Telekom International Finance BV company
guaranty sr. unsec. unsub. notes 5 3/4s, 2016 (Germany)	263,000	293,557

Inmarsat Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (United Kingdom)	130,000	139,100

Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2014	500,000	510,625

Level 3 Financing, Inc. 144A company guaranty FRN
4.20183s, 2015	1,100,000	1,009,250

Nextel Communications, Inc. sr. notes Ser. E, 6 7/8s, 2013	805,000	796,950

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 10s, 2016	740,000	832,500

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017	725,000	783,000

Qwest Corp. sr. unsec. unsub. notes 8 3/8s, 2016	173,000	197,653

Qwest Corp. sr. unsec. unsub. notes 6 1/2s, 2017	290,000	312,475

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8s, 2016	195,000	209,625

Sprint Nextel Corp. sr. unsec. notes 6s, 2016	120,000	104,400

Telecom Italia Capital SA company guaranty 5 1/4s,
2015 (Italy)	297,000	289,219

Telefonica Emisones SAU company guaranty 6.421s,
2016 (Spain)	140,000	152,359

Telefonica Emisones SAU company guaranty sr. unsec.
notes 4.949s, 2015 (Spain)	185,000	190,158

Vodafone Group PLC sr. unsec. unsub. notes 5 5/8s, 2017
(United Kingdom)	297,000	348,907

Wind Acquisition Finance SA 144A company
guaranty sr. notes 7 1/4s, 2018 (Netherlands)	700,000	675,500

		8,163,621
Telephone (0.3%)
Cricket Communications, Inc. company
guaranty sr. unsub. notes 7 3/4s, 2016	963,000	999,113

Verizon Communications, Inc. sr. unsec. notes 5.55s, 2016	846,000	977,707

		1,976,820
Tobacco (0.1%)
Altria Group, Inc. company guaranty sr. unsec.
notes 4 1/8s, 2015	387,000	420,966

Philip Morris International, Inc. sr. unsec.
unsub. notes 5.65s, 2018	196,000	232,690

		653,656
Trucks and parts (0.1%)
Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016	405,000	405,000

		405,000

Total corporate bonds and notes (cost $110,342,698)		$111,288,481

41

U.S. GOVERNMENT AGENCY
MORTGAGE OBLIGATIONS (14.4%)*	Principal amount	Value

Federal National Mortgage Association Pass-Through Certificates
4 1/2s, TBA, November 1, 2041	$33,000,000	$34,897,500
4s, TBA, November 1, 2041	16,000,000	16,633,750
3 1/2s, TBA, November 1, 2041	51,000,000	51,856,639

Total U.S. government agency mortgage obligations (cost $103,515,469)		$103,387,889

SENIOR LOANS (5.6%)* [c]	Principal amount	Value

Ardent Health Services bank term loan FRN Ser. B, 6 1/2s, 2015	$742,462	$724,829

Ardent Medical Services, Inc. bank term loan FRN 6 1/2s, 2015	275,000	268,469

Brickman Group Holdings, Inc. bank term loan FRN Ser. B,
7 1/4s, 2016	1,191,000	1,185,045

Burger King Holdings, Inc. bank term loan FRN Ser. B,
4 1/2s, 2016	918,063	912,707

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B, 6 1/4s, 2017	1,234,375	1,205,280

Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B1, 3.253s, 2015	1,000,000	882,143

Capsugel Holdings US, Inc. bank term loan FRN Ser. B,
5 1/4s, 2018	1,000,000	1,001,250

CCM Merger, Inc. bank term loan FRN Ser. B, 7s, 2017	962,480	954,058

Cenveo Corp. bank term loan FRN Ser. B, 6 1/4s, 2016	794,000	782,090

Claire’s Stores, Inc. bank term loan FRN 2.991s, 2014	1,436,297	1,267,173

Clear Channel Communications, Inc. bank term loan FRN
Ser. B, 3.889s, 2016	1,150,000	905,446

CNO Financial Group, Inc. bank term loan FRN 6 1/4s, 2016	301,642	302,396

CommScope, Inc. bank term loan FRN Ser. B, 5s, 2018	353,225	350,576

Dean Foods Co. bank term loan FRN Ser. A1, 3.24s, 2014	389,610	380,065

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	478,800	466,830

Delta Air LInes, Inc. bank term loan FRN Ser. B, 5 1/2s, 2017	831,915	806,958

Federal Mogul Corp. bank term loan FRN Ser. B, 2.176s, 2014	398,230	375,664

Federal Mogul Corp. bank term loan FRN Ser. C, 2.169s, 2015	203,179	191,665

First Data Corp. bank term loan FRN 4.235s, 2018	1,000,000	861,500

Frac Tech International, LLC bank term loan FRN Ser. B,
6 1/4s, 2016	497,743	493,299

Gateway Casinos & Entertainment, Inc. bank term loan FRN
Ser. B1, 5 1/4s, 2016	1,795,500	1,711,287

Goodman Global, Inc. bank term loan FRN 5 3/4s, 2016	173,708	173,149

Goodman Global, Inc. bank term loan FRN 9s, 2017	560,000	561,050

Gymboree Corp. bank term loan FRN 5s, 2018	496,250	464,821

Husky Injection Molding Systems, Ltd. bank term loan FRN
Ser. B, 6 1/2s, 2018 (Canada)	498,750	496,880

IASIS Healthcare, LLC bank term loan FRN Ser. B, 5s, 2018	567,150	553,680

Intelsat Jackson Holdings, Ltd. bank term loan FRN Ser. B,
5 1/4s, 2018 (Bermuda)	995,000	987,538

Interactive Data Corp. bank term loan FRN 4 1/2s, 2018	711,425	703,866

iStar Financial, Inc. bank term loan FRN Ser. A2, 7s, 2014	1,000,000	968,958

J. Crew Group, Inc. bank term loan FRN Ser. B, 4 3/4s, 2018	995,000	932,066

42

SENIOR LOANS (5.6%)* [c] cont.	Principal amount	Value

Jo-Ann Stores, Inc. bank term loan FRN Ser. B, 4 3/4s, 2018	$598,500	$574,560

Kinetic Concepts, Inc. bank term loan FRN Ser. B, 7s, 2018	1,200,000	1,202,437

MetroPCS Wireless, Inc. bank term loan FRN Ser. B3, 4s, 2018	496,254	487,156

Multiplan, Inc. bank term loan FRN Ser. B, 4 3/4s, 2017	957,621	923,306

Neiman Marcus Group, Inc. (The) bank term loan FRN
4 3/4s, 2018	1,280,000	1,241,371

Norit NV bank term loan FRN 6 3/4s, 2017 (Netherlands)	500,000	483,750

Nortek, Inc. bank term loan FRN Ser. B, 5 1/4s, 2017	680,000	665,833

Novelis, Inc. bank term loan FRN Ser. B, 3 3/4s, 2017	282,863	280,830

Nuveen Investments, Inc. bank term loan FRN Ser. B,
3.319s, 2014	502,664	484,652

Nuveen Investments, Inc. bank term loan FRN Ser. B, 5.819s,
2017	587,336	562,961

Quintiles Transnational Corp. bank term loan FRN Ser. B,
5s, 2018	997,500	983,784

Radio One, Inc. bank term loan FRN Ser. B, 7 1/2s, 2016	497,500	462,675

Realogy Corp. bank term loan FRN Ser. B, 4.522s, 2016	349,587	305,014

Revlon Consumer Products bank term loan FRN Ser. B,
4 3/4s, 2017	1,496,250	1,483,158

Reynolds Group Holdings, Inc, bank term loan FRN Ser. C,
6 1/2s, 2018	375,000	373,125

Reynolds Group Holdings, Inc. bank term loan FRN Ser. E,
6 1/2s, 2018	497,500	495,945

Rite Aid Corp. bank term loan FRN 4 1/2s, 2018	971,916	918,461

Six Flags Theme Parks bank term loan FRN Ser. B,
5 1/4s, 2016	1,000,000	999,375

Spectrum Brands, Inc. bank term loan FRN 5s, 2016	772,407	769,510

SRAM Corp. bank term loan FRN 4.78s, 2018	181,216	179,403

SRAM Corp. bank term loan FRN 8 1/2s, 2018	595,000	595,000

Styron Corp. bank term loan FRN 6s, 2017	496,250	453,138

Swift Transportation Co., LLC bank term loan FRN 6s, 2016	873,261	872,442

Syniverse Holdings, Inc. bank term loan FRN 5 1/4s, 2017	661,998	661,998

Terex Corp. bank term loan FRN Ser. B, 5 1/2s, 2017	670,000	669,581

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.758s, 2017	1,093,159	742,801

Tronox Worldwide bank term loan FRN Ser. B, 7s, 2015	496,250	493,769

Total senior loans (cost $41,327,495)		$40,236,773

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.1%)*	strike price	amount	Value

SPDR S&P 500 ETF Trust (Call)	Dec-11/132	$498,047	$906,157

SPDR S&P 500 ETF Trust (Put)	Oct-12/100	152,100	802,580

SPDR S&P 500 ETF Trust (Put)	Apr-12/105	144,900	489,762

SPDR S&P 500 ETF Trust (Put)	Mar-12/102	273,284	634,019

SPDR S&P 500 ETF Trust (Put)	Feb-12/97	267,554	342,897

SPDR S&P 500 ETF Trust (Put)	Jan-12/112	252,829	599,205

SPDR S&P 500 ETF Trust (Put)	Dec-11/108	279,450	297,463

SPDR S&P 500 ETF Trust (Put)	Nov-11/114	273,532	157,713

43

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.1%)* cont.	strike price	amount	Value

Option on an interest rate swap
with Barclays Bank PLC for the right
to receive a fixed rate of 3.37% versus
the three month USD-LIBOR-BBA
maturing August 2022.	Aug-12/3.37	$15,702,947	$1,314,651

Option on an interest rate swap
with Barclays Bank PLC for the right
to pay a fixed rate of 3.37% versus the
three month USD-LIBOR-BBA
maturing August 2022.	Aug-12/3.37	15,702,947	195,502

Option on an interest rate swap
with Barclays Bank PLC for the right
to receive a fixed rate of 3.52% versus
the three month USD-LIBOR-BBA
maturing August 2022.	Jul-12/3.52	13,085,789	1,241,318

Option on an interest rate swap
with Barclays Bank PLC for the right
to receive a fixed rate of 3.36% versus
the three month USD-LIBOR-BBA
maturing August 2022.	Jul-12/3.36	13,085,789	1,086,775

Option on an interest rate swap
with Barclays Bank PLC for the right
to pay a fixed rate of 3.36% versus the
three month USD-LIBOR-BBA
maturing August 2022.	Jul-12/3.36	13,085,789	163,703

Option on an interest rate swap
with Barclays Bank PLC for the right
to pay a fixed rate of 3.52% versus the
three month USD-LIBOR-BBA
maturing August 2022.	Jul-12/3.52	13,085,789	130,334

Option on an interest rate swap
with Barclays Bank PLC for the right
to receive a fixed rate of 3.51% versus
the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.51	5,234,316	492,549

Option on an interest rate swap
with Barclays Bank PLC for the right
to pay a fixed rate of 3.51% versus the
three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.51	5,234,316	51,977

Option on an interest rate swap
with Barclays Bank PLC for the right
to receive a fixed rate of 3.5375%
versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.5375	13,085,789	1,260,816

Option on an interest rate swap
with Barclays Bank PLC for the right
to pay a fixed rate of 3.5375% versus the
three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.5375	13,085,789	123,661

44

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.1%)* cont.	strike price	amount	Value

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 2.1825%
versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/2.1825	$3,952,000	$74,140

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 3.54%
versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.54	6,141,805	593,421

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 3.54% versus
the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.54	6,141,805	57,242

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 3.49%
versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.49	13,013,186	1,207,624

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 3.49% versus
the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.49	13,013,186	128,961

Option on an interest rate swap
with Citibank, N.A. for the right
to receive a fixed rate of 2.1075%
versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/2.1075	19,161,000	307,917

Option on an interest rate swap with Credit
Suisse International for the right
to receive a fixed rate of 2.1075%
versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/2.1075	19,161,000	307,917

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate
of 2.11875% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.11875	19,161,000	314,049

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 2.35%
versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/2.35	3,952,000	89,552

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 1.998%
versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.998	19,041,000	198,217

Option on an interest rate swap
with Deutsche Bank AG for the right
to receive a fixed rate of 1.998% versus
the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.998	19,041,000	198,217

45

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.1%)* cont.	strike price	amount	Value

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 1.9275%
versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	$19,041,000	$167,561

Option on an interest rate swap
with Barclays Bank PLC for the right
to receive a fixed rate of 1.9275%
versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	19,041,000	167,561

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 1.9275%
versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	19,041,000	167,561

Option on an interest rate swap
with Deutsche Bank AG for the right
to receive a fixed rate of 1.9275%
versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	19,041,000	167,561

Option on an interest rate swap
with Citibank, N.A. for the right
to receive a fixed rate of 1.9275%
versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	19,041,000	167,561

Option on an interest rate swap with Credit
Suisse International for the right
to receive a fixed rate of 1.9275%
versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	19,041,000	167,561

Option on an interest rate swap
with Barclays Bank PLC for the right
to receive a fixed rate of 1.765% versus
the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.765	9,456,000	53,805

Option on an interest rate swap
with Barclays Bank PLC for the right
to receive a fixed rate of 2.015% versus
the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/2.015	3,782,000	39,976

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 2.075% versus
the three month USD-LIBOR-BBA
maturing March 2022.	Mar-12/2.075	21,755,000	1,015,523

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 2.075%
versus the three month USD-LIBOR-BBA
maturing March 2022.	Mar-12/2.075	21,755,000	253,663

Option on an interest rate swap
with Barclays Bank PLC for the right
to pay a fixed rate of 0.52% versus the
three month USD-LIBOR-BBA
maturing March 2014.	Mar-12/0.52	29,803,000	105,503

46

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.1%)* cont.	strike price	amount	Value

Option on an interest rate swap
with Barclays Bank PLC for the right
to receive a fixed rate of 0.52% versus
the three month USD-LIBOR-BBA
maturing March 2014.	Mar-12/0.52	$29,803,000	$38,446

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 1.86%
versus the three month USD-LIBOR-BBA
maturing March 2017.	Mar-12/1.86	18,995,051	435,936

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 1.86% versus
the three month USD-LIBOR-BBA
maturing March 2017.	Mar-12/1.86	18,995,051	85,478

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 2.0525%
versus the three month USD-LIBOR-BBA
maturing February 2022.	Feb-12/2.0525	21,755,000	966,575

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 2.0525%
versus the three month USD-LIBOR-BBA
maturing February 2022.	Feb-12/2.0525	21,755,000	212,111

Option on an interest rate swap with Bank
of America, N.A. for the right to receive
a fixed rate of 1.81% versus the three
month USD-LIBOR-BBA maturing February 2017.	Feb-12/1.81	17,040,355	364,323

Option on an interest rate swap with Bank
of America, N.A. for the right to pay a
fixed rate of 1.81% versus the three
month USD-LIBOR-BBA maturing February 2017.	Feb-12/1.81	17,040,355	59,130

Option on an interest rate swap
with Deutsche Bank AG for the right to pay
a fixed rate of 0.555% versus the
three month USD-LIBOR-BBA
maturing February 2014.	Feb-12/0.555	31,689,495	78,590

Option on an interest rate swap
with Deutsche Bank AG for the right
to receive a fixed rate of 0.555% versus
the three month USD-LIBOR-BBA
maturing February 2014.	Feb-12/0.555	31,689,495	43,415

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 2.27%
versus the three month USD-LIBOR-BBA
maturing January 2022.	Jan-12/2.27	3,952,000	60,070

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 2.03% versus
the three month USD-LIBOR-BBA
maturing January 2022.	Jan-12/2.03	21,755,000	910,447

47

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.1%)* cont.	strike price	amount	Value

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 2.03%
versus the three month USD-LIBOR-BBA
maturing January 2022.	Jan-12/2.03	$21,755,000	$162,510

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 1.953%
versus the three month USD-LIBOR-BBA
maturing January 2022.	Jan-12/1.953	19,161,000	99,254

Option on an interest rate swap
with Citibank, N.A. for the right
to receive a fixed rate of 1.9475%
versus the three month USD-LIBOR-BBA
maturing January 2022.	Jan-12/1.9475	19,161,000	97,146

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate
of 1.96325% versus the three month
USD-LIBOR-BBA maturing January 2022.	Jan-12/1.96325	19,161,000	101,553

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 3.60%
versus the three month USD-LIBOR-BBA
maturing January 2042.	Jan-12/3.60	10,331,648	1,363,364

Option on an interest rate swap
with Deutsche Bank AG for the right to pay
a fixed rate of 0.545% versus the
three month USD-LIBOR-BBA
maturing January 2014.	Jan-12/0.545	31,689,495	64,900

Option on an interest rate swap
with Deutsche Bank AG for the right
to receive a fixed rate of 0.545% versus
the three month USD-LIBOR-BBA
maturing January 2014.	Jan-12/0.545	31,689,495	32,006

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 4.60% versus
the three month USD-LIBOR-BBA
maturing January 2042.	Jan-12/4.60	10,331,648	1,550

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 0.61%
versus the three month USD-LIBOR-BBA
maturing January 2014.	Dec-11/0.61	14,901,000	24,438

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 0.61% versus
the three month USD-LIBOR-BBA
maturing January 2014.	Dec-11/0.61	14,901,000	21,755

Option on an interest rate swap
with Barclays Bank PLC for the right
to receive a fixed rate of 0.6075%
versus the three month USD-LIBOR-BBA
maturing January 2014.	Dec-11/0.6075	16,435,000	26,296

48

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.1%)* cont.	strike price	amount	Value

Option on an interest rate swap
with Barclays Bank PLC for the right
to pay a fixed rate of 0.6075% versus the
three month USD-LIBOR-BBA
maturing January 2014.	Dec-11/0.6075	$16,435,000	$23,896

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 2.01% versus
the three month USD-LIBOR-BBA
maturing December 2021.	Dec-11/2.01	21,755,000	842,571

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 2.01%
versus the three month USD-LIBOR-BBA
maturing December 2021.	Dec-11/2.01	21,755,000	102,031

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 0.476% versus
the three month USD-LIBOR-BBA
maturing December 2013.	Dec-11/0.476	29,803,000	78,978

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 0.476%
versus the three month USD-LIBOR-BBA
maturing December 2013.	Dec-11/0.476	29,803,000	11,623

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 0.53% versus
the three month USD-LIBOR-BBA
maturing December 2013.	Dec-11/0.53	29,803,000	59,070

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 0.53%
versus the three month USD-LIBOR-BBA
maturing December 2013.	Dec-11/0.53	29,803,000	21,756

Option on an interest rate swap with Bank
of America, N.A. for the right to pay a
fixed rate of 2.355% versus the three
month USD-LIBOR-BBA maturing
December 2021.	Dec-11/2.355	19,279,000	327,743

Option on an interest rate swap with Bank
of America, N.A. for the right to receive
a fixed rate of 2.355% versus the
three month USD-LIBOR-BBA
maturing December 2021.	Dec-11/2.355	19,279,000	292,077

Option on an interest rate swap
with Barclays Bank PLC for the right
to pay a fixed rate of 1.3525% versus the
three month USD-LIBOR-BBA
maturing December 2016.	Dec-11/1.3525	19,279,000	129,555

Option on an interest rate swap
with Barclays Bank PLC for the right
to receive a fixed rate of 1.3525%
versus the three month USD-LIBOR-BBA
maturing December 2016.	Dec-11/1.3525	19,279,000	110,276

49

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.1%)* cont.	strike price	amount	Value

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 0.745% versus
the three month USD-LIBOR-BBA
maturing December 2014.	Dec-11/0.745	$24,652,000	$67,596

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 0.745%
versus the three month USD-LIBOR-BBA
maturing December 2014.	Dec-11/0.745	24,652,000	51,523

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 2.99%
versus the three month USD-LIBOR-BBA
maturing December 2041.	Dec-11/2.99	31,823,697	1,254,490

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 2.99% versus
the three month USD-LIBOR-BBA
maturing December 2041.	Dec-11/2.99	31,823,697	1,220,757

Option on an interest rate swap
with Citibank, N.A. for the right
to receive a fixed rate of 4.045% versus
the three month USD-LIBOR-BBA
maturing December 2041.	Dec-11/4.045	4,688,313	1,009,253

Option on an interest rate swap
with Citibank, N.A. for the right to pay
a fixed rate of 4.045% versus the
three month USD-LIBOR-BBA
maturing December 2041.	Dec-11/4.045	4,688,313	2,016

Option on an interest rate swap
with Citibank, N.A. for the right
to receive a fixed rate of 4.1175%
versus the three month USD-LIBOR-BBA
maturing December 2041.	Dec-11/4.1175	4,736,781	1,090,028

Option on an interest rate swap
with Citibank, N.A. for the right to pay
a fixed rate of 4.1175% versus the
three month USD-LIBOR-BBA
maturing December 2041.	Dec-11/4.1175	4,736,781	1,089

Option on an interest rate swap with Credit
Suisse International for the right
to receive a fixed rate of 4.11% versus
the three month USD-LIBOR-BBA
maturing December 2041.	Dec-11/4.11	3,732,242	853,489

Option on an interest rate swap with Credit
Suisse International for the right to pay
a fixed rate of 4.11% versus the three
month USD-LIBOR-BBA maturing
December 2041.	Dec-11/4.11	3,732,242	784

Option on an interest rate swap
with Deutsche Bank AG for the right
to receive a fixed rate of 3.855% versus
the three month USD-LIBOR-BBA
maturing December 2041.	Dec-11/3.855	7,812,584	1,388,140

50

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.1%)* cont.	strike price	amount	Value

Option on an interest rate swap
with Deutsche Bank AG for the right to pay
a fixed rate of 4.355% versus the
three month USD-LIBOR-BBA
maturing December 2041.	Dec-11/4.355	$7,812,584	$156

Option on an interest rate swap with Bank
of America, N.A. for the right to pay a
fixed rate of 0.5325% versus the three
month USD-LIBOR-BBA maturing
December 2013.	Dec-11/0.5325	31,689,495	50,545

Option on an interest rate swap with Bank
of America, N.A. for the right to receive
a fixed rate of 0.5325% versus the
three month USD-LIBOR-BBA
maturing December 2013.	Dec-11/0.5325	31,689,495	17,112

Option on an interest rate swap
with Barclays Bank PLC for the right
to receive a fixed rate of 3.21% versus
the three month USD-LIBOR-BBA
maturing November 2021.	Nov-11/3.21	11,836,839	929,429

Option on an interest rate swap
with Barclays Bank PLC for the right
to pay a fixed rate of 3.21% versus the
three month USD-LIBOR-BBA
maturing November 2021.	Nov-11/3.21	11,836,839	829

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 3.11%
versus the three month USD-LIBOR-BBA
maturing November 2041.	Nov-11/3.11	1,493,622	62,194

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 3.11% versus
the three month USD-LIBOR-BBA
maturing November 2041.	Nov-11/3.11	1,493,622	21,807

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 2.3175%
versus the three month USD-LIBOR-BBA
maturing November 2021.	Nov-11/2.3175	19,279,000	206,864

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 2.3175%
versus the three month USD-LIBOR-BBA
maturing November 2021.	Nov-11/2.3175	19,279,000	157,317

Option on an interest rate swap
with Deutsche Bank AG for the right to pay
a fixed rate of 1.30% versus the three
month USD-LIBOR-BBA maturing
November 2016.	Nov-11/1.30	19,279,000	82,900

Option on an interest rate swap
with Deutsche Bank AG for the right
to receive a fixed rate of 1.30% versus
the three month USD-LIBOR-BBA
maturing November 2016.	Nov-11/1.30	19,279,000	56,487

51

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (5.1%)* cont.	strike price	amount	Value

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 0.715% versus
the three month USD-LIBOR-BBA
maturing November 2014.	Nov-11/0.715	$24,652,000	$42,648

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 0.715%
versus the three month USD-LIBOR-BBA
maturing November 2014.	Nov-11/0.715	24,652,000	26,131

Option on an interest rate swap with Credit
Suisse International for the right
to receive a fixed rate of 3.425% versus
the three month USD-LIBOR-BBA
maturing November 2041.	Nov-11/3.425	23,675,300	2,198,252

Option on an interest rate swap with Credit
Suisse International for the right to pay
a fixed rate of 3.425% versus the
three month USD-LIBOR-BBA
maturing November 2041.	Nov-11/3.425	23,675,300	33,382

Option on an interest rate swap
with Barclays Bank PLC for the right
to receive a fixed rate of 2.85% versus
the three month USD-LIBOR-BBA
maturing November 2021.	Nov-11/2.85	23,839,555	1,118,790

Option on an interest rate swap
with Barclays Bank PLC for the right
to pay a fixed rate of 2.85% versus the
three month USD-LIBOR-BBA
maturing November 2021.	Nov-11/2.85	23,839,555	24

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 4.0325%
versus the three month USD-LIBOR-BBA
maturing November 2041.	Nov-11/4.0325	6,823,552	1,472,932

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 4.0325%
versus the three month USD-LIBOR-BBA
maturing November 2041.	Nov-11/4.0325	6,823,552	7

Option on an interest rate swap with Bank
of America, N.A. for the right to pay a
fixed rate of 0.5175% versus the three
month USD-LIBOR-BBA maturing
November 2013.	Nov-11/0.5175	31,689,495	31,056

Option on an interest rate swap with Bank
of America, N.A. for the right to receive
a fixed rate of 0.5175% versus the
three month USD-LIBOR-BBA
maturing November 2013.	Nov-11/0.5175	31,689,495	665

Total purchased options outstanding (cost $33,979,875)			$36,939,736

52

COMMODITY LINKED NOTES (3.5%)*	Principal amount	Value

UBS AG/Jersey Branch 144A notes zero %, 2012 (Indexed to the
UBS Bloomberg CMCI Composite Index) (Jersey)	$8,980,000	$8,516,183

UBS AG/Jersey Branch 144A zero %, 2012 (Indexed to the UBS
Bloomberg CMCI Essence Index) (Jersey)	16,764,000	16,453,984

Total commodity linked notes (cost $25,744,000)		$24,970,167

ASSET-BACKED SECURITIES (2.5%)*	Principal amount	Value

Ace Securities Corp. FRB Ser. 06-HE3, Class A2C,
0.39472s, 2036	$1,040,666	$435,227

Countrywide Asset Backed Certificates
FRB Ser. 07-12, Class 2A2, 0.74472s, 2047 F	369,000	285,834
FRB Ser. 07-7, Class 2A3, 0.47472s, 2047	2,008,000	732,920
FRB Ser. 07-6, Class 2A2, 0.41472s, 2037	372,000	292,206
FRB Ser. 06-8, Class 2A3, 0.40472s, 2046 F	480,000	302,251
FRB Ser. 07-8, Class 2A2, 0.37472s, 2037 F	1,705,000	1,320,725
FRB Ser. 07-1, Class 2A2, 0.34472s, 2037 F	1,096,000	920,187

First Franklin Mortgage Loan Asset Backed Certificates
FRB Ser. 06-FF9, Class 2A3, 0.40472s, 2036	1,290,082	632,140
FRB Ser. 06-FF11, Class 2A3, 0.39472s, 2036	2,544,000	1,259,280

Green Tree Financial Corp.
Ser. 99-3, Class A8, 7.06s, 2031	414,000	353,453
Ser. 1997-5, Class M1, 6.95s, 2029	927,000	901,508

GSAA Home Equity Trust
FRB Ser. 06-3, Class A3, 0.54472s, 2036 F	1,950,625	921,217
FRB Ser. 05-15, Class 2A2, 0.49472s, 2036	1,105,529	642,145
FRB Ser. 05-14, Class 2A2, 0.49472s, 2035	660,569	303,862
FRB Ser. 05-11, Class 3A4, 0.49472s, 2035	945,144	708,858
FRB Ser. 06-19, Class A3A, 0.48472s, 2036	1,145,861	438,292
FRB Ser. 06-16, Class A3A, 0.48472s, 2036	873,289	385,475
FRB Ser. 07-3, Class A4A, 0.46472s, 2047	1,576,331	685,704
FRB Ser. 06-1, Class A2, 0.46472s, 2036	1,597,365	630,959
FRB Ser. 06-16, Class A2, 0.41472s, 2036	927,545	371,018
FRB Ser. 06-11, Class 2A2, 0.40472s, 2036	2,647,562	1,032,549
FRB Ser. 06-12, Class A2A, 0.39472s, 2036	960,325	393,733
FRB Ser. 06-9, Class A2, 0.36472s, 2036 F	621,439	248,453
FRB Ser. 06-16, Class A1, 0.30472s, 2036	1,531,330	612,532
FRB Ser. 06-12, Class A1, 0.29472s, 2036	966,436	408,802

HSI Asset Securitization Corp. Trust FRB Ser. 06-HE1,
Class 2A1, 0.29472s, 2036	20,767	8,618

Long Beach Mortgage Loan Trust FRB Ser. 06-5, Class 2A3,
0.39472s, 2036	4,587,249	1,582,601

Oakwood Mortgage Investors, Inc.
Ser. 01-C, Class A4, 7.405s, 2030	609,175	339,615
Ser. 00-D, Class A4, 7.4s, 2030	430,837	263,887
Ser. 02-A, Class A4, 6.97s, 2032	318,660	288,786
Ser. 01-D, Class A2, 5.26s, 2019	567,009	333,118

WAMU Asset-Backed Certificates FRB Ser. 07-HE1, Class 2A1,
0.29472s, 2037	30,639	28,915

Total asset-backed securities (cost $20,689,080)		$18,064,870

53

FOREIGN GOVERNMENT BONDS AND NOTES (1.6%)*	Principal amount/units	Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017	$725,000	$594,500

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013	1,305,000	1,264,649

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015	7,210,000	6,490,226

Argentina (Republic of) sr. unsec. unsub. bonds FRB
0.439s, 2012	2,610,000	308,189

Croatia (Republic of) 144A sr. unsec. unsub. notes
6 3/8s, 2021	220,000	215,056

Ukraine (Government of ) Financing of Infrastructural
Projects State Enterprise 144A govt.
guaranty notes 8 3/8s, 2017	150,000	138,000

Ukraine (Government of) sr. unsec. bonds 6.385s, 2012	475,000	469,998

Ukraine (Government of) 144A bonds 7 3/4s, 2020	450,000	430,875

Ukraine (Government of) 144A sr. unsec. notes 7.95s, 2021	230,000	225,103

Ukraine (Government of) 144A sr. unsec. unsub. notes
7.65s, 2013	1,600,000	1,576,000

Total foreign government bonds and notes (cost $12,472,741)		$11,712,596

SHORT-TERM INVESTMENTS (28.1%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.05% [e]	43,927,258	$43,927,258

Straight-A Funding, LLC commercial paper with an effective
yield of 0.188%, January 18, 2012	$7,000,000	6,997,118

U.S. Treasury Bills with effective yields ranging from
0.099% to 0.099%, August 23, 2012 # ##	10,000,000	9,991,778

U.S. Treasury Bills with effective yields ranging from
0.072% to 0.072%, April 5, 2012 # ##	22,000,000	21,993,088

U.S. Treasury Bills with effective yields ranging from
0.221% to 0.221%, March 8, 2012 # ##	20,000,000	19,982,933

U.S. Treasury Bills with effective yields ranging from
0.000% to 0.166%, November 17, 2011 # ##	50,000,000	49,997,717

U.S. Treasury Bills with effective yields ranging from
0.197% to 0.197%, December 15, 2011 ##	24,000,000	23,991,787

U.S. Treasury Bills with effective yields ranging from
0.085% to 0.086%, November 10, 2011 ##	25,000,000	24,999,462

Total short-term investments (cost $201,881,141)		$201,881,141

TOTAL INVESTMENTS

Total investments (cost $886,058,508)		$889,167,337

Key to holding’s currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
SEK	Swedish Krona

54

Key to holding’s abbreviations
EMTN	Euro Medium Term Notes
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2010 through October 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $719,356,759.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of the restricted security held at the close of the reporting period was $400,750, and 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

Δ Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $401,534,427 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rates shown are the current interest rates at the close of the reporting period.

55

FORWARD CURRENCY CONTRACTS at 10/31/11 (aggregate face value $209,190,363)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	11/16/11	$479,444	$437,376	$(42,068)

	Brazilian Real	Buy	11/16/11	1,005,112	928,755	76,357

	British Pound	Buy	11/16/11	1,604,461	1,547,928	56,533

	Canadian Dollar	Sell	11/16/11	47,538	(25,182)	(72,720)

	Chilean Peso	Buy	11/16/11	193,180	177,711	15,469

	Czech Koruna	Buy	11/16/11	232,722	221,747	10,975

	Euro	Sell	11/16/11	3,365,927	3,245,914	(120,013)

	Hungarian Forint	Sell	11/16/11	203,164	197,027	(6,137)

	Japanese Yen	Sell	11/16/11	5,127,844	5,217,454	89,610

	Mexican Peso	Buy	11/16/11	447,169	432,143	15,026

	Norwegian Krone	Sell	11/16/11	143,836	79,637	(64,199)

	Russian Ruble	Buy	11/16/11	451,739	416,136	35,603

	Singapore Dollar	Sell	11/16/11	136,595	130,770	(5,825)

	South African Rand	Buy	11/16/11	279,624	275,488	4,136

	South Korean Won	Sell	11/16/11	871,969	804,569	(67,400)

	Swedish Krona	Buy	11/16/11	726,870	687,929	38,941

	Swiss Franc	Buy	11/16/11	4,725,607	4,536,535	189,072

	Taiwan Dollar	Sell	11/16/11	855,067	833,350	(21,717)

	Turkish Lira	Sell	11/16/11	57,993	53,917	(4,076)

Barclays Bank PLC

	Australian Dollar	Buy	11/16/11	997,290	1,194,579	(197,289)

	Brazilian Real	Sell	11/16/11	1,521,254	1,400,802	(120,452)

	British Pound	Sell	11/16/11	2,561,189	2,544,680	(16,509)

	Canadian Dollar	Sell	11/16/11	2,339,608	2,278,919	(60,689)

	Chilean Peso	Sell	11/16/11	405,199	372,507	(32,692)

	Czech Koruna	Buy	11/16/11	189,929	180,842	9,087

	Euro	Sell	11/16/11	9,970,775	9,649,030	(321,745)

	Hungarian Forint	Sell	11/16/11	1,261,281	1,244,304	(16,977)

	Indian Rupee	Sell	11/16/11	70,662	69,327	(1,335)

	Japanese Yen	Buy	11/16/11	1,289,306	1,294,361	(5,055)

	Malaysian Ringgit	Buy	11/16/11	280,962	268,754	12,208

	Mexican Peso	Buy	11/16/11	25,017	31,154	(6,137)

	New Zealand Dollar	Sell	11/16/11	34,418	32,324	(2,094)

	Norwegian Krone	Buy	11/16/11	8,746,163	8,345,505	400,658

	Polish Zolty	Buy	11/16/11	518,919	504,820	14,099

	Russian Ruble	Sell	11/16/11	194,359	178,662	(15,697)

	Singapore Dollar	Sell	11/16/11	1,150,299	1,099,775	(50,524)

	South Korean Won	Buy	11/16/11	321,743	320,252	1,491

	Swedish Krona	Buy	11/16/11	326,155	268,876	57,279

	Swiss Franc	Sell	11/16/11	1,634,644	1,568,726	(65,918)

	Taiwan Dollar	Sell	11/16/11	593,333	566,969	(26,364)

	Thai Baht	Sell	11/16/11	405,426	398,023	(7,403)

	Turkish Lira	Buy	11/16/11	1,680,662	1,582,684	97,978

56

FORWARD CURRENCY CONTRACTS at 10/31/11 (aggregate face value $209,190,363) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A.

	Australian Dollar	Buy	11/16/11	$3,393,877	$3,266,831	$127,046

	Brazilian Real	Buy	11/16/11	759,524	700,134	59,390

	British Pound	Buy	11/16/11	118,325	89,583	28,742

	Canadian Dollar	Buy	11/16/11	234,482	187,253	47,229

	Chilean Peso	Sell	11/16/11	414,686	380,993	(33,693)

	Czech Koruna	Buy	11/16/11	232,611	222,835	9,776

	Euro	Sell	11/16/11	2,462,222	2,434,012	(28,210)

	Hungarian Forint	Buy	11/16/11	1,196,293	1,161,685	34,608

	Japanese Yen	Buy	11/16/11	301,735	307,628	(5,893)

	Mexican Peso	Sell	11/16/11	252,094	244,338	(7,756)

	New Zealand Dollar	Buy	11/16/11	11,392	10,695	697

	Norwegian Krone	Buy	11/16/11	496,356	578,581	(82,225)

	Polish Zolty	Sell	11/16/11	726,594	690,145	(36,449)

	Singapore Dollar	Buy	11/16/11	865,473	818,742	46,731

	South African Rand	Sell	11/16/11	1,249,039	1,230,839	(18,200)

	South Korean Won	Sell	11/16/11	79,360	73,226	(6,134)

	Swedish Krona	Buy	11/16/11	1,720,224	1,527,406	192,818

	Swiss Franc	Buy	11/16/11	724,115	694,946	29,169

	Taiwan Dollar	Sell	11/16/11	117,975	104,650	(13,325)

	Turkish Lira	Sell	11/16/11	246,906	237,520	(9,386)

Credit Suisse AG

	Australian Dollar	Buy	11/16/11	5,814,979	5,487,628	327,351

	Brazilian Real	Buy	11/16/11	583,432	538,532	44,900

	British Pound	Buy	11/16/11	778,276	713,631	64,645

	Canadian Dollar	Sell	11/16/11	2,990,904	2,929,608	(61,296)

	Chilean Peso	Sell	11/16/11	45	41	(4)

	Czech Koruna	Buy	11/16/11	817,660	779,555	38,105

	Euro	Sell	11/16/11	1,496,536	1,586,325	89,789

	Hungarian Forint	Sell	11/16/11	594,098	576,277	(17,821)

	Indian Rupee	Sell	11/16/11	1,725,965	1,693,014	(32,951)

	Japanese Yen	Sell	11/16/11	1,929,118	1,981,547	52,429

	Malaysian Ringgit	Sell	11/16/11	239,145	228,576	(10,569)

	Mexican Peso	Buy	11/16/11	50,940	51,991	(1,051)

	Norwegian Krone	Buy	11/16/11	2,399,186	2,482,279	(83,093)

	Polish Zolty	Buy	11/16/11	500,114	474,039	26,075

	Russian Ruble	Sell	11/16/11	107,258	98,573	(8,685)

	Singapore Dollar	Sell	11/16/11	383,486	366,726	(16,760)

	South African Rand	Buy	11/16/11	110,625	110,376	249

	South Korean Won	Sell	11/16/11	774,287	714,319	(59,968)

	Swedish Krona	Sell	11/16/11	1,202,649	1,137,381	(65,268)

	Swiss Franc	Sell	11/16/11	533,715	511,773	(21,942)

	Taiwan Dollar	Buy	11/16/11	896,390	885,634	10,756

	Turkish Lira	Sell	11/16/11	741,056	689,476	(51,580)

57

FORWARD CURRENCY CONTRACTS at 10/31/11 (aggregate face value $209,190,363) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG

	Australian Dollar	Buy	11/16/11	$2,973,246	$2,739,605	$233,641

	Brazilian Real	Buy	11/16/11	987,288	914,247	73,041

	British Pound	Sell	11/16/11	511,241	493,101	(18,140)

	Canadian Dollar	Sell	11/16/11	3,734,066	3,623,936	(110,130)

	Chilean Peso	Buy	11/16/11	293,949	270,334	23,615

	Czech Koruna	Sell	11/16/11	910,029	867,390	(42,639)

	Euro	Buy	11/16/11	420,585	359,861	60,724

	Hungarian Forint	Sell	11/16/11	477,034	462,542	(14,492)

	Japanese Yen	Buy	11/16/11	1,371,524	1,399,366	(27,842)

	Malaysian Ringgit	Buy	11/16/11	69,207	66,230	2,977

	Mexican Peso	Buy	11/16/11	311,053	301,190	9,863

	New Zealand Dollar	Sell	11/16/11	387,242	363,774	(23,468)

	Norwegian Krone	Sell	11/16/11	1,533,586	1,410,377	(123,209)

	Polish Zolty	Sell	11/16/11	14,944	9,076	(5,868)

	Singapore Dollar	Buy	11/16/11	2,078,889	1,989,005	89,884

	South Korean Won	Sell	11/16/11	1,083,020	977,411	(105,609)

	Swedish Krona	Sell	11/16/11	2,232,570	2,112,152	(120,418)

	Swiss Franc	Buy	11/16/11	1,451,307	1,392,372	58,935

	Taiwan Dollar	Sell	11/16/11	553,297	519,273	(34,024)

	Turkish Lira	Sell	11/16/11	579,420	537,962	(41,458)

Goldman Sachs International

	Australian Dollar	Sell	11/16/11	2,071,172	1,649,762	(421,410)

	British Pound	Buy	11/16/11	1,280,193	1,234,854	45,339

	Canadian Dollar	Sell	11/16/11	2,265,994	2,195,378	(70,616)

	Chilean Peso	Buy	11/16/11	244,359	224,518	19,841

	Euro	Buy	11/16/11	1,264,523	1,137,661	126,862

	Hungarian Forint	Sell	11/16/11	517,812	502,545	(15,267)

	Japanese Yen	Sell	11/16/11	860,605	877,287	16,682

	Norwegian Krone	Sell	11/16/11	1,372,399	1,244,548	(127,851)

	Polish Zolty	Sell	11/16/11	32,682	29,503	(3,179)

	South African Rand	Buy	11/16/11	1,101,632	1,083,982	17,650

	Swedish Krona	Sell	11/16/11	1,738,131	1,647,058	(91,073)

	Swiss Franc	Sell	11/16/11	768,667	737,268	(31,399)

HSBC Bank USA, National Association

	Australian Dollar	Sell	11/16/11	626,002	316,828	(309,174)

	British Pound	Sell	11/16/11	996,759	960,485	(36,274)

	Canadian Dollar	Sell	11/16/11	1,376,606	1,379,504	2,898

	Euro	Buy	11/16/11	1,194,241	1,081,724	112,517

	Indian Rupee	Sell	11/16/11	751,275	736,518	(14,757)

	Japanese Yen	Buy	11/16/11	1,046,258	1,067,249	(20,991)

	New Zealand Dollar	Buy	11/16/11	280,110	262,965	17,145

	Norwegian Krone	Sell	11/16/11	1,036,297	981,593	(54,704)

	Singapore Dollar	Sell	11/16/11	476,489	455,981	(20,508)

	South Korean Won	Buy	11/16/11	1,179,161	1,085,579	93,582

58

FORWARD CURRENCY CONTRACTS at 10/31/11 (aggregate face value $209,190,363) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association cont.

	Swiss Franc	Sell	11/16/11	$2,036,866	$1,953,384	$(83,482)

	Taiwan Dollar	Sell	11/16/11	270,085	263,209	(6,876)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	11/16/11	5,295,976	5,130,582	165,394

	Brazilian Real	Buy	11/16/11	202,683	186,515	16,168

	British Pound	Sell	11/16/11	494,521	510,349	15,828

	Canadian Dollar	Sell	11/16/11	2,971,046	2,878,882	(92,164)

	Chilean Peso	Buy	11/16/11	109,898	100,956	8,942

	Czech Koruna	Sell	11/16/11	303,670	289,625	(14,045)

	Euro	Sell	11/16/11	3,784,160	3,768,111	(16,049)

	Hungarian Forint	Buy	11/16/11	154,982	128,924	26,058

	Japanese Yen	Buy	11/16/11	2,688,915	2,691,211	(2,296)

	Malaysian Ringgit	Sell	11/16/11	140,823	134,599	(6,224)

	Mexican Peso	Buy	11/16/11	445,108	431,010	14,098

	New Zealand Dollar	Buy	11/16/11	167,727	157,340	10,387

	Norwegian Krone	Buy	11/16/11	319,289	301,928	17,361

	Polish Zolty	Sell	11/16/11	79,836	76,316	(3,520)

	Russian Ruble	Sell	11/16/11	87,108	80,067	(7,041)

	Singapore Dollar	Sell	11/16/11	494,579	472,856	(21,723)

	South African Rand	Buy	11/16/11	274,556	273,383	1,173

	South Korean Won	Buy	11/16/11	1,017,547	961,611	55,936

	Swedish Krona	Sell	11/16/11	505,401	477,795	(27,606)

	Swiss Franc	Sell	11/16/11	167,042	160,253	(6,789)

	Taiwan Dollar	Buy	11/16/11	497,387	485,387	12,000

	Thai Baht	Sell	11/16/11	189,448	185,870	(3,578)

	Turkish Lira	Sell	11/16/11	322,877	299,791	(23,086)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	11/16/11	3,177,565	3,274,154	(96,589)

	Brazilian Real	Sell	11/16/11	1,017,827	934,987	(82,840)

	British Pound	Sell	11/16/11	5,406,616	5,225,355	(181,261)

	Canadian Dollar	Sell	11/16/11	158,261	90,189	(68,072)

	Chilean Peso	Sell	11/16/11	13,194	12,117	(1,077)

	Czech Koruna	Sell	11/16/11	91,334	87,048	(4,286)

	Euro	Buy	11/16/11	3,842,267	3,612,173	230,094

	Hungarian Forint	Sell	11/16/11	473,694	483,030	9,336

	Indian Rupee	Sell	11/16/11	144,136	141,441	(2,695)

	Japanese Yen	Sell	11/16/11	751,761	843,081	91,320

	Malaysian Ringgit	Sell	11/16/11	36,183	34,794	(1,389)

	Mexican Peso	Sell	11/16/11	187,738	182,188	(5,550)

	New Zealand Dollar	Buy	11/16/11	9,857	9,258	599

	Norwegian Krone	Buy	11/16/11	835,741	1,002,539	(166,798)

	Polish Zolty	Sell	11/16/11	187,268	177,869	(9,399)

	Russian Ruble	Sell	11/16/11	107,255	98,600	(8,655)

	Singapore Dollar	Sell	11/16/11	696,523	668,145	(28,378)

59

FORWARD CURRENCY CONTRACTS at 10/31/11 (aggregate face value $209,190,363) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The) cont.

	South African Rand	Sell	11/16/11	$217,426	$214,553	$(2,873)

	South Korean Won	Buy	11/16/11	354,548	326,952	27,596

	Swedish Krona	Sell	11/16/11	1,355,739	1,281,860	(73,879)

	Swiss Franc	Sell	11/16/11	688,337	660,507	(27,830)

	Taiwan Dollar	Buy	11/16/11	1,184,860	1,168,392	16,468

	Turkish Lira	Buy	11/16/11	35,957	33,472	2,485

State Street Bank and Trust Co.

	Australian Dollar	Buy	11/16/11	5,310,495	5,155,414	155,081

	Brazilian Real	Sell	11/16/11	985,372	906,174	(79,198)

	British Pound	Sell	11/16/11	550,951	573,227	22,276

	Canadian Dollar	Buy	11/16/11	588,412	587,830	582

	Czech Koruna	Sell	11/16/11	211,206	201,379	(9,827)

	Euro	Buy	11/16/11	1,597,809	1,362,339	235,470

	Hungarian Forint	Sell	11/16/11	192,333	186,384	(5,949)

	Indonesian Rupiah	Sell	11/16/11	410,610	392,293	(18,317)

	Japanese Yen	Sell	11/16/11	424,274	470,343	46,069

	Malaysian Ringgit	Buy	11/16/11	8,565	8,208	357

	Mexican Peso	Sell	11/16/11	727,375	704,709	(22,666)

	Norwegian Krone	Buy	11/16/11	3,224,700	3,299,596	(74,896)

	Polish Zolty	Buy	11/16/11	21,128	28,811	(7,683)

	Russian Ruble	Sell	11/16/11	87,111	80,070	(7,041)

	Singapore Dollar	Buy	11/16/11	195,409	180,608	14,801

	South African Rand	Sell	11/16/11	201,305	198,242	(3,063)

	South Korean Won	Sell	11/16/11	109,856	101,390	(8,466)

	Swedish Krona	Sell	11/16/11	1,636,634	1,504,545	(132,089)

	Swiss Franc	Sell	11/16/11	1,624,958	1,558,664	(66,294)

	Taiwan Dollar	Sell	11/16/11	245,074	228,406	(16,668)

	Thai Baht	Buy	11/16/11	736,251	725,118	11,133

	Turkish Lira	Buy	11/16/11	236,423	229,598	6,825

Westpac Banking Corp.

	Australian Dollar	Buy	11/16/11	2,059,494	2,071,913	(12,419)

	British Pound	Buy	11/16/11	334,075	291,597	42,478

	Canadian Dollar	Sell	11/16/11	130,680	163,835	33,155

	Euro	Sell	11/16/11	5,264,924	5,157,734	(107,190)

	Japanese Yen	Buy	11/16/11	1,104,417	1,095,096	9,321

	New Zealand Dollar	Buy	11/16/11	646	607	39

	Norwegian Krone	Buy	11/16/11	1,309,632	1,242,061	67,571

	Swedish Krona	Buy	11/16/11	527,095	499,553	27,542

	Swiss Franc	Buy	11/16/11	756,020	725,545	30,475

Total						$(770,969)

60

FUTURES CONTRACTS OUTSTANDING at 10/31/11

				Unrealized
Number of			Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro STOXX 50 Index (Short)	908	$30,190,390	Dec-11	$(639,506)

NASDAQ 100 Index E-Mini (Long)	49	2,308,880	Dec-11	152,047

S&P 500 Index E-Mini (Long)	354	22,112,610	Dec-11	(224,748)

S&P Mid Cap 400 Index E-Mini (Long)	497	44,039,170	Dec-11	2,180,901

Euro-Swiss Franc 3 Month (Short)	20	5,723,281	Dec-11	(23,782)

Euro-Swiss Franc 3 Month (Short)	47	13,460,473	Jun-12	(164,532)

Euro-Swiss Franc 3 Month (Short)	47	13,460,473	Dec-12	(210,314)

Euro-Swiss Franc 3 Month (Short)	47	13,456,437	Mar-12	(129,159)

Australian Government Treasury
Bond 0 yr (Long)	6	709,506	Dec-11	814

Canadian Government Bond 10 yr
(Long)	21	2,774,155	Dec-11	8,230

Japanese Government Bond 10 yr
(Short)	5	9,099,411	Dec-11	17,404

Japanese Government Bond 10 yr
Mini (Short)	2	364,335	Dec-11	797

U.S. Treasury Bond 30 yr (Long)	252	35,035,875	Dec-11	708,522

U.S. Treasury Bond 30 yr (Short)	2	278,063	Dec-11	1,309

U.S. Treasury Note 10 yr (Short)	26	3,355,625	Dec-11	(27,174)

Total				$1,650,809

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $65,287,754)
	Contract	Expiration date/
	amount	strike price	Value

SPDR S&P 500 ETF Trust (Call)	$768,300	Nov-11/129	$915,952

SPDR S&P 500 ETF Trust (Call)	768,300	Nov-11/130	687,959

SPDR S&P 500 ETF Trust (Put)	273,284	Mar-12/90	319,480

SPDR S&P 500 ETF Trust (Put)	267,554	Feb-12/85	167,045

SPDR S&P 500 ETF Trust (Put)	231,292	Dec-11/100	161,810

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 2045.	6,636,700	Aug-15/4.375	481,227

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.80% versus the three month USD-LIBOR-BBA
maturing January 2022.	24,852,200	Jan-12/4.80	422

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
January 2022.	24,852,200	Jan-12/4.80	5,427,223

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.375% versus the three month USD-LIBOR-BBA
maturing August 2045.	6,636,700	Aug-15/4.375	1,645,663

61

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $65,287,754) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 2045.	$6,636,700	Aug-15/4.46	$452,888

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
August 2045.	6,636,700	Aug-15/4.46	1,720,525

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
January 2022.	14,911,320	Jan-12/4.72	149

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.7975% versus
the three month USD-LIBOR-BBA maturing
October 2021.	3,782,000	Oct-16/2.7975	96,895

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.5625% versus the
three month USD-LIBOR-BBA maturing October 2021.	9,456,000	Oct-16/2.5625	202,264

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing September 2026.	7,936,217	Sep-16/3.49	545,139

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing September 2026.	7,936,217	Sep-16/3.49	615,771

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 3.625%
versus the three month USD-LIBOR-BBA maturing
August 2026.	10,259,726	Aug-16/3.625	742,189

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 3.625%
versus the three month USD-LIBOR-BBA maturing
August 2026.	10,259,726	Aug-16/3.625	763,837

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 5.35%
versus the three month USD-LIBOR-BBA maturing
August 2026.	35,414,819	Aug-16/5.35	1,091,662

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
August 2026.	35,414,819	Aug-16/4.35	3,974,641

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.17%
versus the three month USD-LIBOR-BBA maturing
August 2021.	21,094,416	Aug-16/4.17	610,894

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026.	18,978,932	Aug-16/4.28	988,613

62

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $65,287,754) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.17%
versus the three month USD-LIBOR-BBA maturing
August 2021.	$21,094,416	Aug-16/4.17	$1,267,205

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026.	18,978,932	Aug-16/4.28	2,057,886

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 2026.	8,352,631	Aug-16/4.68	355,822

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 2026.	8,352,631	Aug-16/4.68	1,079,085

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
August 2026.	6,960,526	Jul-16/4.67	297,771

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
August 2026.	6,960,526	Jul-16/4.67	895,416

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
August 2026.	6,960,526	Jul-16/4.80	278,908

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
August 2026.	6,960,526	Jul-16/4.80	949,437

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026.	2,784,210	Jul-16/4.80	111,396

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026.	2,784,210	Jul-16/4.80	379,766

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.815%
versus the three month USD-LIBOR-BBA maturing
July 2026.	6,960,526	Jul-16/4.815	276,263

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.815%
versus the three month USD-LIBOR-BBA maturing
July 2026.	6,960,526	Jul-16/4.815	955,799

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.79% versus the three month USD-LIBOR-BBA
maturing July 2026.	3,266,918	Jul-16/4.79	131,199

63

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $65,287,754) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.79%
versus the three month USD-LIBOR-BBA maturing
July 2026.	$3,266,918	Jul-16/4.79	$444,141

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.74% versus the three month USD-LIBOR-BBA
maturing July 2026.	6,921,908	Jul-16/4.74	284,629

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.74%
versus the three month USD-LIBOR-BBA maturing
July 2026.	6,921,908	Jul-16/4.74	919,880

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.815% versus the three month USD-LIBOR-BBA
maturing June 2026.	5,365,418	Jun-16/4.815	208,339

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.815% versus the three month USD-LIBOR-BBA
maturing June 2026.	5,365,418	Jun-16/4.815	740,524

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.12% versus the
three month USD-LIBOR-BBA maturing June 2021.	8,451,295	Jun-16/5.12	154,067

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.89%
versus the three month USD-LIBOR-BBA maturing
June 2021.	8,316,290	Jun-16/4.89	167,024

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.575% versus the three month USD-LIBOR-BBA
maturing June 2021.	8,263,488	Jun-16/4.575	191,382

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.12% versus the
three month USD-LIBOR-BBA maturing June 2021.	8,451,295	Jun-16/4.12	502,260

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.39%
versus the three month USD-LIBOR-BBA maturing
June 2021.	8,316,290	Jun-16/4.39	564,543

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.575% versus the three month USD-LIBOR-BBA
maturing June 2021.	8,263,488	Jun-16/4.575	611,002

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.04% versus the three month USD-LIBOR-BBA
maturing September 2025.	26,918,400	Sep-15/4.04	1,354,803

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.04%
versus the three month USD-LIBOR-BBA maturing
September 2025.	26,918,400	Sep-15/4.04	2,610,439

64

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $65,287,754) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclays Bank PLC
for the obligation to receive a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 2025.	$2,461,160	Feb-15/5.36	$49,632

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 2025.	2,461,160	Feb-15/5.36	462,989

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 2025.	5,007,860	Feb-15/5.27	105,926

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 2025.	5,007,860	Feb-15/5.27	909,828

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.20%
versus the three month USD-LIBOR-BBA maturing
August 2024.	5,161,178	Aug-14/4.20	166,035

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.20%
versus the three month USD-LIBOR-BBA maturing
August 2024.	5,161,178	Aug-14/4.20	598,836

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.19%
versus the three month USD-LIBOR-BBA maturing
July 2024.	4,300,982	Jul-14/4.19	138,479

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.19%
versus the three month USD-LIBOR-BBA maturing
July 2024.	4,300,982	Jul-14/4.19	497,202

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.34%
versus the three month USD-LIBOR-BBA maturing
July 2024.	1,720,393	Jul-14/4.34	50,361

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
July 2024.	4,300,982	Jul-14/4.35	125,107

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.34%
versus the three month USD-LIBOR-BBA maturing
July 2024.	1,720,393	Jul-14/4.34	215,471

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
July 2024.	4,300,982	Jul-14/4.35	541,524

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.3725%
versus the three month USD-LIBOR-BBA maturing
July 2024.	4,300,992	Jul-14/4.3725	122,901

65

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $65,287,754) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.3725%
versus the three month USD-LIBOR-BBA maturing
July 2024.	$4,300,992	Jul-14/4.3725	$548,979

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing July 2024.	2,018,662	Jul-14/4.36	57,938

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.36%
versus the three month USD-LIBOR-BBA maturing
July 2024.	2,018,662	Jul-14/4.36	255,980

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.29% versus the three month USD-LIBOR-BBA
maturing July 2024.	4,277,119	Jul-14/4.29	128,219

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.29%
versus the three month USD-LIBOR-BBA maturing
July 23, 2024.	4,277,119	Jul-14/4.29	522,758

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 2.855% versus the three month USD-LIBOR-BBA
maturing August 2022.	39,821,400	Aug-12/2.855	1,029,383

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.855% versus the three month USD-LIBOR-BBA
maturing August 2022.	39,821,400	Aug-12/2.855	1,987,486

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 2.73%
versus the three month USD-LIBOR-BBA August 2022.	55,602,200	Aug-12/2.73	1,666,398

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 2.73%
versus the three month USD-LIBOR-BBA maturing
August 2022.	55,602,200	Aug-12/2.73	2,384,222

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.6825% versus the three month USD-LIBOR-BBA
maturing July 2022.	2,246,000	Jul-12/2.6825	90,671

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.6075% versus the
three month USD-LIBOR-BBA maturing July 2022.	15,827,000	Jul-12/2.6075	575,311

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
2.6075% versus the three month USD-LIBOR-BBA
maturing July 2022.	15,827,000	Jul-12/2.6075	575,311

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.61875% versus the three month USD-LIBOR-BBA
maturing July 2022.	15,827,000	Jul-12/2.61875	584,016

66

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $65,287,754) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.60% versus the three month USD-LIBOR-BBA
maturing April 2022.	$3,091,000	Apr-12/2.60	$107,289

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.498% versus
the three month USD-LIBOR-BBA maturing April 2022.	15,232,000	Apr-12/2.498	443,860

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.498% versus the three month USD-LIBOR-BBA
maturing April 2022.	15,232,000	Apr-12/2.498	443,860

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.8675% versus the three month USD-LIBOR-BBA
maturing April 2022.	4,527,700	Apr-12/4.8675	770

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	15,232,000	Apr-12/2.4275	391,767

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 2.4275%
versus the three month USD-LIBOR-BBA maturing
April 2022.	15,232,000	Apr-12/2.4275	391,767

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	15,232,000	Apr-12/2.4275	391,767

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.4275% versus the
three month USD-LIBOR-BBA maturing April 2022.	15,232,000	Apr-12/2.4275	391,767

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.4275% versus
the three month USD-LIBOR-BBA maturing April 2022.	15,232,000	Apr-12/2.4275	391,767

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	15,232,000	Apr-12/2.4275	391,767

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.8675% versus the three month USD-LIBOR-BBA
maturing April 2022.	4,527,700	Apr-12/4.8675	980,519

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.52% versus the three month USD-LIBOR-BBA
maturing January 2022.	2,954,000	Jan-12/2.52	79,817

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
January 2022.	14,911,320	Jan-12/4.72	3,144,648

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.4475% versus the
three month USD-LIBOR-BBA maturing January 2022.	13,030,000	Jan-12/2.4475	291,221

67

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $65,287,754) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
2.453% versus the three month USD-LIBOR-BBA
maturing January 2022.	$13,030,000	Jan-12/2.453	$294,999

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.46325% versus the three month USD-LIBOR-BBA
maturing January 2022.	13,030,000	Jan-12/2.46325	300,342

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 1.29% versus the three month USD-LIBOR-BBA
maturing December 2016.	22,080,964	Dec-11/1.29	92,078

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 1.29% versus the three month USD-LIBOR-BBA
maturing December 2016.	22,080,964	Dec-11/1.29	173,777

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 2.225%
versus the three month USD-LIBOR-BBA maturing
December 2016.	12,058,643	Dec-11/2.225	724

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 2.225%
versus the three month USD-LIBOR-BBA maturing
December 2016.	12,058,643	Dec-11/2.225	509,236

Option on an interest rate swap with Deutsche
Bank AG for the obligation to receive a fixed rate
of 2.24% versus the three month USD-LIBOR-BBA
maturing December 2016.	9,440,943	Dec-11/2.24	472

Option on an interest rate swap with Deutsche
Bank AG for the obligation to pay a fixed rate
of 2.24% versus the three month USD-LIBOR-BBA
maturing December 2016.	9,440,943	Dec-11/2.24	406,149

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 1.26% versus the three month USD-LIBOR-BBA
maturing November 2016.	1,081,863	Nov-11/1.26	2,434

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 1.26% versus the three month USD-LIBOR-BBA
maturing November 2016.	1,081,863	Nov-11/1.26	6,394

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.11% versus the
three month USD-LIBOR-BBA maturing June 2021.	14,251,339	May-16/5.11	260,229

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 4.86% versus the three month USD-LIBOR-BBA
maturing June 2021.	14,031,812	May-16/4.86	284,762

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 4.60% versus
the three month USD-LIBOR-BBA maturing June 2021.	13,961,977	May-16/4.60	318,333

68

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $65,287,754) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing June 2021.	$14,031,812	May-16/4.36	$939,121

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.60% versus the
three month USD-LIBOR-BBA maturing June 2021.	13,961,977	May-16/4.60	1,044,119

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.11% versus the
three month USD-LIBOR-BBA maturing June 2021.	14,251,339	May-16/4.11	842,667

Option on an interest rate swap with Deutsche Bank
AG for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
May 2021.	26,824,343	May-16/4.765	563,740

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.765% versus
the three month USD-LIBOR-BBA maturing May 2021.	26,824,343	May-16/4.765	2,162,176

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.7575% versus the three month USD-LIBOR-BBA
maturing May 2021.	12,539,848	May-16/4.7575	263,249

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA maturing
May 2021.	19,149,649	May-16/4.745	404,249

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 2021.	47,874,123	May-16/4.77	999,612

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
4.7575% versus the three month USD-LIBOR-BBA
maturing May 2021.	12,539,848	May-16/4.7575	1,009,157

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA maturing
May 2021.	19,149,649	May-16/4.745	1,532,853

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 2021.	47,874,123	May-16/4.77	3,873,304

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 2.31% versus the three month USD-LIBOR-BBA
maturing November 2016.	9,062,639	Nov-11/2.31	91

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.31% versus the three month USD-LIBOR-BBA
maturing November 2016.	9,062,639	Nov-11/2.31	425,491

Total			$78,344,541

69

TBA SALE COMMITMENTS OUTSTANDING at 10/31/11 (proceeds receivable $3,038,086)
	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association,
3 1/2s, November 1, 2041	$3,000,000	11/14/11	$3,050,391

Total			$3,050,391

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$86,061,300	$9,892	7/8/13	0.68%	3 month USD-
					LIBOR-BBA	$(349,526)

	24,338,400	—	9/23/13	3 month USD-
				LIBOR-BBA	0.45%	(45,517)

	28,297,000	—	9/26/13	3 month USD-
				LIBOR-BBA	0.5075%	(21,355)

	3,473,000	—	9/30/21	3 month USD-
				LIBOR-BBA	2.1825%	(37,676)

	42,417,000	—	10/3/13	3 month USD-
				LIBOR-BBA	0.54875%	(549)

	28,327,000	—	10/5/13	3 month USD-
				LIBOR-BBA	0.597%	26,003

	3,199,000	—	10/11/21	3 month USD-
				LIBOR-BBA	2.18%	(38,730)

	14,987,000	—	10/11/21	3 month USD-
				LIBOR-BBA	2.3%	(16,641)

	7,416,000	—	10/11/21	3 month USD-
				LIBOR-BBA	2.245%	(45,615)

	5,908,000	—	10/14/26	2.74%	3 month USD-
					LIBOR-BBA	(17,331)

AUD	2,630,000	—	4/18/21	6.10%	6 month AUD-
					BBR-BBSW	(211,664)

CAD	1,737,000	—	9/14/21	2.4075%	3 month CAD-
					BA-CDOR	26,287

CAD	1,987,000	—	10/6/21	3 month CAD-
				BA-CDOR	2.445%	(26,189)

CAD	2,820,000	—	10/31/21	2.64%	3 month CAD-
					BA-CDOR	(7,319)

EUR	17,100,000	—	6/14/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.711561%	454,175

GBP	1,004,000	—	10/11/21	2.76%	6 month GBP-
					LIBOR-BBA	(10,626)

JPY	954,000,000	—	9/21/21	0.98375%	6 month JPY-
					LIBOR-BBA	33,079

JPY	358,000,000	—	10/6/21	6 month JPY-
				LIBOR-BBA	0.98625%	(14,524)

JPY	382,000,000	—	10/13/21	0.9925%	6 month JPY-
					LIBOR-BBA	19,899

70

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC
$12,070,424	$109,237	9/8/16	2.065%	3 month USD-
				LIBOR-BBA	$(382,593)

3,959,000	—	9/15/20	2.032%	3 month USD-
				LIBOR-BBA	40,210

108,014,700	(101,542)	9/16/17	1.46%	3 month USD-
				LIBOR-BBA	394,363

16,551,900	111,615	9/16/41	3.04%	3 month USD-
				LIBOR-BBA	(184,564)

21,728,500	—	9/19/20	2.12%	3 month USD-
				LIBOR-BBA	69,205

29,545,500	—	9/19/13	3 month USD-
			LIBOR-BBA	0.51%	(18,712)

6,089,500	—	9/19/41	3 month USD-
			LIBOR-BBA	3.035%	101,405

16,034,000	—	9/20/20	2.136%	3 month USD-
				LIBOR-BBA	30,420

20,322,900	—	9/21/13	3 month USD-
			LIBOR-BBA	0.4925%	(20,612)

41,879,000	—	9/22/13	0.4775%	3 month USD-
				LIBOR-BBA	55,580

14,778,000	—	9/22/21	3 month USD-
			LIBOR-BBA	2.18%	(154,471)

6,331,000	—	9/22/41	2.975%	3 month USD-
				LIBOR-BBA	(26,454)

28,297,000	—	9/26/13	3 month USD-
			LIBOR-BBA	0.50625%	(22,238)

26,282,000	—	9/27/13	3 month USD-
			LIBOR-BBA	0.5175%	(15,019)

8,284,000	—	9/28/21	3 month USD-
			LIBOR-BBA	2.041%	(196,428)

98,605,000	—	9/28/13	3 month USD-
			LIBOR-BBA	0.511043%	(71,407)

69,951,000	13,191	6/17/13	0.64%	3 month USD-
				LIBOR-BBA	(236,108)

8,837,000	—	9/29/41	3 month USD-
			LIBOR-BBA	2.857%	(180,056)

4,207,000	—	9/29/21	3 month USD-
			LIBOR-BBA	2.155%	(56,160)

35,989,000	—	9/30/13	3 month USD-
			LIBOR-BBA	0.53%	(12,640)

6,192,000	—	9/30/21	2.165%	3 month USD-
				LIBOR-BBA	77,111

974,000	—	9/30/16	3 month USD-
			LIBOR-BBA	1.25625%	(239)

2,293,000	—	10/3/41	2.8175%	3 month USD-
				LIBOR-BBA	65,943

71

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
$13,999,000	$—	10/3/13	3 month USD-
			LIBOR-BBA	0.543%	$(1,784)

3,303,000	—	10/4/21	2.089%	3 month USD-
				LIBOR-BBA	65,447

10,087,000	—	10/6/21	1.999%	3 month USD-
				LIBOR-BBA	284,826

19,443,000	—	6/28/13	0.628%	3 month USD-
				LIBOR-BBA	(62,471)

27,062,000	—	7/8/13	0.6775%	3 month USD-
				LIBOR-BBA	(111,724)

2,451,000 E	—	4/11/22	2.265%	3 month USD-
				LIBOR-BBA	46,569

48,977,100	—	10/7/15	3 month USD-
			LIBOR-BBA	1.041%	155,140

2,666,070	—	10/7/18	1.73%	3 month USD-
				LIBOR-BBA	15,125

120,081,000	—	10/7/13	3 month USD-
			LIBOR-BBA	0.636%	(200,248)

28,643,000	—	10/7/21	2.11%	3 month USD-
				LIBOR-BBA	519,863

1,179,000	—	10/7/41	3 month USD-
			LIBOR-BBA	2.668%	(70,160)

3,503,000 E	—	4/12/22	3 month USD-
			LIBOR-BBA	2.4275%	(15,343)

6,094,000	—	10/24/21	2.363%	3 month USD-
				LIBOR-BBA	(21,616)

99,000	—	10/24/13	3 month USD-
			LIBOR-BBA	0.648%	170

2,699,000	—	10/25/21	2.385%	3 month USD-
				LIBOR-BBA	(14,834)

16,842,000	—	10/27/13	0.64625%	3 month USD-
				LIBOR-BBA	(27,506)

25,118,000	—	7/12/13	3 month USD-
			LIBOR-BBA	0.7225%	124,801

47,674,000	—	7/13/13	0.645%	3 month USD-
				LIBOR-BBA	(162,817)

14,213,000	—	7/20/13	0.66%	3 month USD-
				LIBOR-BBA	(51,952)

8,702,414	(134,017)	9/21/21	3 month USD-
			LIBOR-BBA	3.14%	542,051

10,313,972	(196,481)	10/21/21	3 month USD-
			LIBOR-BBA	3.17%	604,964

8,300,000	10,700	3/30/31	3 month USD-
			LIBOR-BBA	4.17%	1,712,891

31,749,200	74,984	7/22/20	3 month USD-
			LIBOR-BBA	2.86%	2,132,417

28,798,000	—	7/28/13	3 month USD-
			LIBOR-BBA	0.635%	88,791

72

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
$23,569,000	$—	8/2/13	0.6425%	3 month USD-
				LIBOR-BBA	$(60,161)

16,843,000	—	8/3/13	0.5875%	3 month USD-
				LIBOR-BBA	(24,305)

8,429,000	—	8/3/41	3.83375%	3 month USD-
				LIBOR-BBA	(1,549,742)

16,061,000	—	8/5/13	0.576%	3 month USD-
				LIBOR-BBA	(18,955)

23,838,000	—	10/28/13	0.62875%	3 month USD-
				LIBOR-BBA	(29,388)

4,133,000	—	10/28/41	2.9525%	3 month USD-
				LIBOR-BBA	14,041

2,977,000	—	10/28/21	3 month USD-
			LIBOR-BBA	2.329%	(230)

25,316,600	—	10/31/16	1.44%	3 month USD-
				LIBOR-BBA	(167,801)

12,622,800	—	10/31/41	3.13%	3 month USD-
				LIBOR-BBA	(419,306)

1,571,000	—	10/31/21	2.5575%	3 month USD-
				LIBOR-BBA	(33,019)

10,999,000	—	10/31/21	2.55%	3 month USD-
				LIBOR-BBA	(223,589)

3,066,000	—	10/31/41	3 month USD-
			LIBOR-BBA	3.2025%	147,040

3,879,000	—	11/2/41	3.052%	3 month USD-
				LIBOR-BBA	(64,973)

13,386,000	—	8/17/13	0.45%	3 month USD-
				LIBOR-BBA	19,689

4,182,000	—	8/17/41	3.343%	3 month USD-
				LIBOR-BBA	(343,618)

15,515,000	—	8/17/21	3 month USD-
			LIBOR-BBA	2.39%	185,357

48,880,400	48,716	8/17/16	3 month USD-
			LIBOR-BBA	1.22%	97,201

12,398,500	(132,591)	8/17/41	3.32%	3 month USD-
				LIBOR-BBA	(1,092,962)

53,669,564	—	8/18/13	0.439%	3 month USD-
				LIBOR-BBA	91,231

93,375,163 E	—	3/21/13	3 month USD-
			LIBOR-BBA	0.44125%	(113,918)

13,940,000	(79,807)	9/8/16	3 month USD-
			LIBOR-BBA	2.14%	539,368

9,000,000	—	8/31/21	2.407%	3 month USD-
				LIBOR-BBA	(113,182)

18,233,000	—	8/31/13	0.509%	3 month USD-
				LIBOR-BBA	7,796

19,823,000	—	9/6/20	2.231%	3 month USD-
				LIBOR-BBA	(143,405)

73

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
	$1,263,000	$—	9/6/41	3.2375%	3 month USD-
					LIBOR-BBA	$(74,532)

	12,008,000	—	9/6/21	2.3875%	3 month USD-
					LIBOR-BBA	(119,400)

	42,236,000	—	9/6/13	3 month USD-
				LIBOR-BBA	0.48875%	(38,752)

	8,352,000	—	9/8/21	3 month USD-
				LIBOR-BBA	2.18%	(77,289)

	5,669,000	—	9/8/41	2.958%	3 month USD-
					LIBOR-BBA	(10,042)

	64,271,000	—	9/8/13	0.52875%	3 month USD-
					LIBOR-BBA	9,961

	23,573,000	—	9/8/21	3 month USD-
				LIBOR-BBA	2.186%	(205,206)

	4,832,000	—	9/12/20	2.032%	3 month USD-
					LIBOR-BBA	48,137

	12,229,000	—	9/12/13	0.497%	3 month USD-
					LIBOR-BBA	9,922

	662,000	—	9/12/41	3.012%	3 month USD-
					LIBOR-BBA	(8,276)

AUD	5,260,000	—	10/13/21	5.0575%	6 month AUD-
					BBR-BBSW	20,053

AUD	8,930,000	—	3/21/16	5.57%	6 month AUD-
					BBR-BBSW	(375,062)

AUD	6,790,000	—	3/21/21	6 month AUD-
				BBR-BBSW	5.88%	442,632

AUD	4,180,000	—	4/21/21	6.0675%	6 month AUD-
					BBR-BBSW	(326,985)

EUR	31,020,000	—	6/15/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.67%	786,658

EUR	38,775,000	—	6/15/13	1.95%	3 month EUR-
					EURIBOR-
					REUTERS	(913,846)

EUR	3,200,000	—	9/29/21	6 month EUR-
				EURIBOR-
				REUTERS	2.532%	(12,003)

EUR	1,670,000	—	10/4/21	2.542%	6 month EUR-
					EURIBOR-
					REUTERS	4,950

EUR	2,467,000	—	10/12/21	2.675%	6 month EUR-
					EURIBOR-
					REUTERS	(31,439)

EUR	4,890,000	—	10/14/21	6 month EUR-
				EURIBOR-
				REUTERS	2.73%	94,411

GBP	4,969,000	—	9/26/21	6 month GBP-
				LIBOR-BBA	2.54%	(96,552)

74

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
GBP	1,133,000	$—	10/3/21	2.5675%	6 month GBP-
					LIBOR-BBA	$18,451

GBP	2,960,000	—	8/8/21	2.9785%	6 month GBP-
					LIBOR-BBA	(148,267)

GBP	1,320,000	—	8/15/31	3.6%	6 month GBP-
					LIBOR-BBA	(133,886)

GBP	4,470,000 E	—	2/3/31	6 month GBP-
				LIBOR-BBA	4.86%	397,818

Citibank, N.A.
	$7,333,000	—	9/23/13	3 month USD-
				LIBOR-BBA	0.459%	(12,398)

	2,191,000	—	9/23/21	3 month USD-
				LIBOR-BBA	2.136%	(31,924)

	9,539,300	(4,400)	9/26/13	0.49%	3 month USD-
					LIBOR-BBA	6,109

	6,848,200	(80,735)	9/26/21	3 month USD-
				LIBOR-BBA	2.09%	(211,372)

	2,840,000	—	9/30/18	1.73625%	3 month USD-
					LIBOR-BBA	12,730

	21,681,000	—	10/3/13	0.55625%	3 month USD-
					LIBOR-BBA	(2,859)

	18,194,750	—	10/3/20	3 month USD-
				LIBOR-BBA	2.04%	(201,290)

	16,486,500	—	10/3/21	2.159%	3 month USD-
					LIBOR-BBA	219,939

	1,038,000	—	10/3/41	3 month USD-
				LIBOR-BBA	2.804%	(32,706)

	1,390,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0625%	(25,423)

	3,503,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	(15,343)

	6,477,000	—	10/17/21	3 month USD-
				LIBOR-BBA	2.37%	30,984

	12,218,000	—	10/28/13	0.62875%	3 month USD-
					LIBOR-BBA	(15,062)

	22,061,300	56,546	8/25/21	3 month USD-
				LIBOR-BBA	2.24%	240

SEK	11,002,200	—	10/3/21	2.555%	3 month SEK-
					STIBOR-SIDE	9,469

SEK	11,090,000	—	10/4/21	2.5%	3 month SEK-
					STIBOR-SIDE	17,715

SEK	33,151,000	—	7/8/16	3.275%	3 month SEK-
					STIBOR-SIDE	(258,704)

SEK	35,241,000	—	7/11/16	3.2825%	3 month SEK-
					STIBOR-SIDE	(275,872)

75

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International
$16,042,000	$—	6/30/21	3 month USD-
			LIBOR-BBA	3.159%	$1,410,415

18,231,000	—	9/20/13	0.52125%	3 month USD-
				LIBOR-BBA	7,771

29,073,100	—	9/21/13	0.5%	3 month USD-
				LIBOR-BBA	25,174

36,100,000	—	9/29/13	3 month USD-
			LIBOR-BBA	0.52375%	(17,300)

25,472,650	—	10/3/20	3 month USD-
			LIBOR-BBA	2.055%	(249,923)

23,081,100	—	10/3/21	2.172%	3 month USD-
				LIBOR-BBA	280,445

41,096,000	(81,730)	3/14/20	3 month USD-
			LIBOR-BBA	3.42%	4,327,781

17,600,000 E	—	3/21/13	1.15625%	3 month USD-
				LIBOR-BBA	(103,488)

40,000	—	10/11/13	3 month USD-
			LIBOR-BBA	0.65375%	79

3,503,000 E	—	4/12/22	3 month USD-
			LIBOR-BBA	2.4275%	(15,343)

27,924,000	—	10/11/13	3 month USD-
			LIBOR-BBA	0.68%	69,520

2,453,000	—	10/17/21	3 month USD-
			LIBOR-BBA	2.37%	11,734

51,597,300	(10,556)	2/24/15	2.04%	3 month USD-
				LIBOR-BBA	(2,267,499)

31,345,000	—	10/31/13	3 month USD-
			LIBOR-BBA	0.65%	52,600

7,915,000	—	11/2/13	0.5825%	3 month USD-
				LIBOR-BBA	(2,533)

16,911,000	—	11/2/13	0.56%	3 month USD-
				LIBOR-BBA	2,198

512,000	—	8/18/41	3 month USD-
			LIBOR-BBA	3.3688%	44,724

2,658,000	—	8/23/14	3 month USD-
			LIBOR-BBA	0.633%	(1,817)

942,000	—	8/24/41	3.0775%	3 month USD-
				LIBOR-BBA	(25,713)

37,220,400	—	8/31/13	3 month USD-
			LIBOR-BBA	0.493%	(28,073)

8,000,000	—	8/31/21	2.407%	3 month USD-
				LIBOR-BBA	(100,606)

40,991,300	—	8/31/13	3 month USD-
			LIBOR-BBA	0.5125%	(14,828)

24,572,900	—	8/31/21	2.43125%	3 month USD-
				LIBOR-BBA	(363,831)

6,017,700	—	8/31/41	3 month USD-
			LIBOR-BBA	3.264%	396,651

76

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
	$12,482,000	$—	9/14/13	0.53875%	3 month USD-
					LIBOR-BBA	$172

	5,662,000	—	9/14/41	2.944%	3 month USD-
					LIBOR-BBA	8,740

	70,469,800	5,025	5/27/13	0.72%	3 month USD-
					LIBOR-BBA	(372,112)

CHF	6,542,000	—	9/28/21	6 month CHF-
				LIBOR-BBA	1.405%	(50,051)

CHF	1,792,000	—	10/5/21	6 month CHF-
				LIBOR-BBA	1.44%	(6,700)

CHF	1,083,000	—	10/7/21	1.465%	6 month CHF-
					LIBOR-BBA	1,145

CHF	1,322,000	—	10/10/21	1.45%	6 month CHF-
					LIBOR-BBA	3,930

CHF	1,660,000	—	10/14/21	1.535%	6 month CHF-
					LIBOR-BBA	(9,208)

GBP	2,300,000	—	10/12/21	6 month GBP-
				LIBOR-BBA	2.7875%	33,196

GBP	2,961,000	—	8/15/21	6 month GBP-
				LIBOR-BBA	2.91%	116,316

Deutsche Bank AG
	$7,573,000	—	9/14/21	2.145%	3 month USD-
					LIBOR-BBA	98,273

	3,264,000	—	9/14/41	3 month USD-
				LIBOR-BBA	2.95%	(1,031)

	10,779,000	—	9/19/14	3 month USD-
				LIBOR-BBA	0.6625%	(5,793)

	19,955,000	—	9/27/18	3 month USD-
				LIBOR-BBA	1.515%	(382,126)

	26,282,000	—	9/27/13	3 month USD-
				LIBOR-BBA	0.5175%	(15,019)

	18,000	—	9/29/21	3 month USD-
				LIBOR-BBA	2.165%	(224)

	61,672,000	—	6/10/13	0.59125%	3 month USD-
					LIBOR-BBA	(164,535)

	3,473,000	—	9/30/21	3 month USD-
				LIBOR-BBA	2.1875%	(36,098)

	29,111,600	—	10/3/20	3 month USD-
				LIBOR-BBA	2.034%	(336,756)

	26,378,400	—	10/3/21	2.153%	3 month USD-
					LIBOR-BBA	366,533

	4,435,000	—	10/4/13	3 month USD-
				LIBOR-BBA	0.56125%	975

	2,865,000	—	10/4/14	3 month USD-
				LIBOR-BBA	0.7175%	1,828

	25,928,700	—	10/7/14	3 month USD-
				LIBOR-BBA	0.792%	72,979

77

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
$49,677,621	$—	10/7/16	1.3045%	3 month USD-
				LIBOR-BBA	$(80,143)

64,761,000	—	10/7/17	3 month USD-
			LIBOR-BBA	1.532%	(134,383)

703,000 E	—	10/7/21	3 month USD-
			LIBOR-BBA	3.0475%	(13,315)

17,285,800	—	10/7/14	3 month USD-
			LIBOR-BBA	0.787%	46,071

33,118,414	—	10/7/16	1.30125%	3 month USD-
				LIBOR-BBA	(48,058)

43,174,000	—	10/7/17	3 month USD-
			LIBOR-BBA	1.529%	(97,446)

14,611,065	—	10/7/16	1.303%	3 month USD-
				LIBOR-BBA	(22,388)

3,258,530	—	10/7/18	1.7265%	3 month USD-
				LIBOR-BBA	19,243

5,433,000	—	10/11/41	2.7725%	3 month USD-
				LIBOR-BBA	209,268

3,503,000 E	—	4/12/22	3 month USD-
			LIBOR-BBA	2.4275%	(15,343)

2,846,000 E	—	4/13/22	3 month USD-
			LIBOR-BBA	2.498%	5,464

3,803,000	—	10/14/41	3 month USD-
			LIBOR-BBA	2.94375%	(14,719)

40,176,000	—	10/31/13	3 month USD-
			LIBOR-BBA	0.6505%	67,821

34,629,000	—	11/1/21	2.525%	3 month USD-
				LIBOR-BBA	(613,972)

50,305,000	—	11/1/13	3 month USD-
			LIBOR-BBA	0.615%	49,299

27,533,000	—	11/1/41	3 month USD-
			LIBOR-BBA	3.19125%	1,242,840

4,624,800	2,468	7/18/14	3 month USD-
			LIBOR-BBA	0.96%	51,858

51,875,000	—	7/27/13	0.6325%	3 month USD-
				LIBOR-BBA	(157,850)

3,400,272	—	8/8/20	2.547%	3 month USD-
				LIBOR-BBA	(123,451)

6,676,000	—	11/2/21	2.365%	3 month USD-
				LIBOR-BBA	(20,162)

22,432,200	—	8/15/41	3.300791%	3 month USD-
				LIBOR-BBA	(1,653,215)

11,014,600	—	8/17/18	1.84%	3 month USD-
				LIBOR-BBA	(66,268)

4,202,000	—	8/18/41	3.37%	3 month USD-
				LIBOR-BBA	(368,110)

10,966,300	—	8/24/16	1.23%	3 month USD-
				LIBOR-BBA	(10,835)

78

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
	$18,404,600	$—	8/24/21	2.271%	3 month USD-
					LIBOR-BBA	$(7,277)

	11,819,300	—	8/24/41	3 month USD-
				LIBOR-BBA	3.081%	331,093

	70,286,200	—	8/30/13	3 month USD-
				LIBOR-BBA	0.5075%	(33,204)

	39,339,100	—	8/30/21	2.4075%	3 month USD-
					LIBOR-BBA	(486,792)

	16,851,400	—	8/30/41	3 month USD-
				LIBOR-BBA	3.2425%	1,022,980

	81,637,800	(14,424)	5/13/13	0.75%	3 month USD-
					LIBOR-BBA	(511,595)

	45,387,400	—	8/31/13	3 month USD-
				LIBOR-BBA	0.4925%	(34,270)

	9,000,000	—	8/31/21	2.407%	3 month USD-
					LIBOR-BBA	(113,182)

	22,390,500	—	9/12/13	3 month USD-
				LIBOR-BBA	0.5%	(16,956)

	8,937,100	—	9/12/21	3 month USD-
				LIBOR-BBA	2.2125%	(59,310)

	6,057,500	—	9/12/41	3.065%	3 month USD-
					LIBOR-BBA	(141,285)

	3,893,000	—	9/14/16	3 month USD-
				LIBOR-BBA	1.175%	(12,275)

	18,572,826	(594,330)	8/25/41	3 month USD-
				LIBOR-BBA	4.09%	3,754,486

EUR	10,880,000	—	12/23/20	3.325%	6 month EUR-
					EURIBOR-
					REUTERS	(1,341,018)

KRW	3,658,000,000	—	8/16/16	3 month KRW-
				CD-KSDA-
				BLOOMBERG	3.42%	(18,080)

KRW	3,650,000,000	—	5/9/16	4.115%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(83,922)

KRW	3,650,000,000	—	4/22/16	4.135%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(82,434)

KRW	3,620,000,000	—	4/29/16	4.14%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(82,401)

Goldman Sachs International
	$21,728,500	—	9/19/20	2.13375%	3 month USD-
					LIBOR-BBA	44,303

	29,545,500	—	9/19/13	3 month USD-
				LIBOR-BBA	0.515%	(15,880)

	6,089,500	—	9/19/41	3 month USD-
				LIBOR-BBA	3.05%	120,024

79

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
$258,000	$—	9/20/41	3.065%	3 month USD-
				LIBOR-BBA	$(5,854)

21,231,900	—	9/21/13	0.5%	3 month USD-
				LIBOR-BBA	18,385

30,392,000	—	9/22/13	0.478%	3 month USD-
				LIBOR-BBA	40,014

21,243,400	—	9/23/13	3 month USD-
			LIBOR-BBA	0.4525%	(38,823)

22,803,000	—	9/26/13	3 month USD-
			LIBOR-BBA	0.50625%	(17,920)

17,839,000	—	9/26/21	3 month USD-
			LIBOR-BBA	1.93875%	(587,851)

20,422,335	(742,352)	9/29/41	3 month USD-
			LIBOR-BBA	3.99%	3,558,222

12,497,000	—	9/28/41	2.69625%	3 month USD-
				LIBOR-BBA	663,479

28,383,000	—	9/28/13	3 month USD-
			LIBOR-BBA	0.5125%	(19,949)

500,000	—	9/29/41	3 month USD-
			LIBOR-BBA	2.87%	(8,862)

3,906,000	—	9/29/21	3 month USD-
			LIBOR-BBA	2.15125%	(53,444)

4,043,000	—	10/3/13	3 month USD-
			LIBOR-BBA	0.558%	704

5,572,000	—	10/7/14	3 month USD-
			LIBOR-BBA	0.7775%	13,283

5,579,000	—	10/11/21	3 month USD-
			LIBOR-BBA	2.16%	(77,761)

3,503,000 E	—	4/12/22	3 month USD-
			LIBOR-BBA	2.4275%	(15,343)

48,424,600	(20,585)	7/20/16	3 month USD-
			LIBOR-BBA	1.79%	1,501,669

2,846,000 E	—	4/13/22	3 month USD-
			LIBOR-BBA	2.498%	5,464

6,576,000	—	10/14/21	3 month USD-
			LIBOR-BBA	2.3745%	36,042

3,855,000	—	10/17/13	0.65375%	3 month USD-
				LIBOR-BBA	(7,349)

2,239,000	—	10/17/21	2.365%	3 month USD-
				LIBOR-BBA	(9,676)

2,917,000	—	10/18/13	3 month USD-
			LIBOR-BBA	0.65875%	6,013

15,457,000	—	10/18/21	2.40125%	3 month USD-
				LIBOR-BBA	(128,335)

4,748,000	—	10/21/13	0.632%	3 month USD-
				LIBOR-BBA	(6,789)

3,609,000	—	10/21/21	2.36%	3 month USD-
				LIBOR-BBA	(12,811)

80

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
$1,409,000	$—	10/21/41	3 month USD-
			LIBOR-BBA	2.94125%	$(6,902)

42,774,000	—	7/25/13	0.65625%	3 month USD-
				LIBOR-BBA	(150,935)

13,279,500 E	—	3/19/13	1.09375%	3 month USD-
				LIBOR-BBA	(69,850)

68,263,000	—	7/26/13	3 month USD-
			LIBOR-BBA	0.63%	204,956

26,888,000	—	7/28/13	3 month USD-
			LIBOR-BBA	0.61875%	74,244

9,944,100	—	10/25/21	2.39625%	3 month USD-
				LIBOR-BBA	(65,015)

4,158,000	—	10/26/13	0.64875%	3 month USD-
				LIBOR-BBA	(7,069)

3,650,000	—	10/26/21	3 month USD-
			LIBOR-BBA	2.3825%	18,910

8,365,000	—	10/26/41	3 month USD-
			LIBOR-BBA	3.005%	64,221

586,000	—	10/26/21	3 month USD-
			LIBOR-BBA	2.415%	4,779

2,246,000	—	10/26/41	3 month USD-
			LIBOR-BBA	3.0375%	32,077

530,000	—	10/27/21	3 month USD-
			LIBOR-BBA	2.435%	5,248

51,000,000	—	10/31/15	1.12%	3 month USD-
				LIBOR-BBA	(260,514)

8,429,400	—	10/31/41	3.10275%	3 month USD-
				LIBOR-BBA	(233,141)

23,130,000	—	8/24/16	1.235%	3 month USD-
				LIBOR-BBA	(28,619)

12,940,000	—	8/24/21	3 month USD-
			LIBOR-BBA	2.2625%	(5,052)

1,100,000	—	8/24/41	3.075%	3 month USD-
				LIBOR-BBA	(29,460)

88,194,000	—	8/30/13	3 month USD-
			LIBOR-BBA	0.48375%	(83,961)

8,000,000	—	8/31/21	2.407%	3 month USD-
				LIBOR-BBA	(100,606)

13,644,000	—	9/1/20	2.225%	3 month USD-
				LIBOR-BBA	(98,465)

4,508,000	—	9/1/41	3 month USD-
			LIBOR-BBA	3.195%	228,661

2,885,000	—	9/6/21	2.2575%	3 month USD-
				LIBOR-BBA	5,756

29,657,000	—	9/13/13	0.52125%	3 month USD-
				LIBOR-BBA	9,934

4,965,000	—	9/13/41	3.023%	3 month USD-
				LIBOR-BBA	(72,840)

81

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
EUR	13,240,000	$—	6/21/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.632%	$387,236

EUR	5,300,000	—	9/29/21	6 month EUR-
				EURIBOR-
				REUTERS	2.54%	(14,694)

EUR	10,900,000	—	9/29/21	6 month EUR-
				EURIBOR-
				REUTERS	2.54%	(30,221)

EUR	1,126,000	—	10/6/21	2.439%	6 month EUR-
					EURIBOR-
					REUTERS	17,821

EUR	22,600,000	—	5/26/13	2.224%	6 month EUR-
					EURIBOR-
					REUTERS	(418,728)

GBP	2,537,000 E	—	9/22/31	6 month GBP-
				LIBOR-BBA	4.06%	22,150

GBP	1,320,000	—	9/23/31	6 month GBP-
				LIBOR-BBA	3.1175%	(28,025)

GBP	2,400,000 E	—	9/23/31	3.99%	6 month GBP-
					LIBOR-BBA	(4,168)

GBP	881,000	—	10/6/21	2.525%	6 month GBP-
					LIBOR-BBA	21,360

GBP	2,304,000 E	—	8/9/31	4.605%	6 month GBP-
					LIBOR-BBA	(145,591)

GBP	2,303,000 E	—	8/10/31	4.5175%	6 month GBP-
					LIBOR-BBA	(125,235)

KRW	6,576,000,000	—	9/19/16	3.395%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	39,306

KRW	8,552,000,000	—	7/11/16	4.035%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(168,311)

KRW	3,498,000,000	—	4/21/16	4.12%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(77,135)

KRW	7,616,987,000	—	8/2/16	3 month KRW-
				CD-KSDA-
				BLOOMBERG	3.845%	97,092

SEK	8,080,000	—	9/9/21	2.65%	3 month SEK-
					STIBOR-SIDE	(3,549)

JPMorgan Chase Bank, N.A.
	$6,781,900	—	3/9/26	3 month USD-
				LIBOR-BBA	4.07%	1,181,360

	35,300,000 E	—	3/21/13	1.1685%	3 month USD-
					LIBOR-BBA	(211,800)

	26,600,000 E	—	3/22/13	1.185%	3 month USD-
					LIBOR-BBA	(164,122)

82

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
$14,015,000	$—	9/27/13	3 month USD-
			LIBOR-BBA	0.51375%	$(9,040)

26,282,000	—	9/27/13	3 month USD-
			LIBOR-BBA	0.5175%	(15,019)

11,912,000	—	6/7/41	4.005%	3 month USD-
				LIBOR-BBA	(2,678,670)

7,821,000	(262,004)	9/8/41	3 month USD-
			LIBOR-BBA	4.0275%	1,459,680

14,664,500	—	7/11/13	0.715%	3 month USD-
				LIBOR-BBA	(70,779)

10,608,000	—	7/19/21	3.074%	3 month USD-
				LIBOR-BBA	(828,730)

8,113,000	—	9/29/21	3 month USD-
			LIBOR-BBA	2.18%	(89,706)

3,440,000	—	9/30/21	3 month USD-
			LIBOR-BBA	2.203%	(30,859)

6,476,000	—	10/3/21	3 month USD-
			LIBOR-BBA	2.184%	(71,567)

3,009,000	—	10/4/41	2.75%	3 month USD-
				LIBOR-BBA	128,119

15,276,000	—	10/4/13	3 month USD-
			LIBOR-BBA	0.58%	9,072

5,955,000	—	10/7/21	3 month USD-
			LIBOR-BBA	2.068%	(130,996)

11,085,000	—	10/11/21	3 month USD-
			LIBOR-BBA	2.2395%	(73,759)

3,503,000 E	—	4/12/22	3 month USD-
			LIBOR-BBA	2.4275%	(15,343)

7,666,000	—	10/14/13	3 month USD-
			LIBOR-BBA	0.677%	18,316

4,024,000	—	10/17/21	3 month USD-
			LIBOR-BBA	2.37%	19,250

12,342,600	—	10/19/21	3 month USD-
			LIBOR-BBA	2.387%	76,513

7,313,000	—	10/28/13	3 month USD-
			LIBOR-BBA	0.65%	12,087

1,082,000	—	10/28/21	3 month USD-
			LIBOR-BBA	2.396%	6,549

1,537,000	—	10/28/21	3 month USD-
			LIBOR-BBA	2.351%	2,971

8,429,400	—	10/31/41	3.235%	3 month USD-
				LIBOR-BBA	(460,061)

8,844,400	—	11/1/21	2.445%	3 month USD-
				LIBOR-BBA	(92,070)

69,639,000	—	11/2/13	0.5925%	3 month USD-
				LIBOR-BBA	(36,212)

12,893,000	—	8/19/13	0.4475%	3 month USD-
				LIBOR-BBA	19,768

83

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
	$4,234,000	$—	8/19/41	3.299%	3 month USD-
					LIBOR-BBA	$(309,081)

	12,540,000	—	8/19/21	3 month USD-
				LIBOR-BBA	2.3675%	121,723

	21,649,300	(15,459)	8/19/16	3 month USD-
				LIBOR-BBA	1.19%	(28,626)

	4,740,000	—	8/23/41	3.088%	3 month USD-
					LIBOR-BBA	(139,990)

	2,444,000	—	8/30/21	3 month USD-
				LIBOR-BBA	2.4225%	33,603

	36,309,900	—	8/31/13	3 month USD-
				LIBOR-BBA	0.5%	(22,242)

	27,048,000	—	9/2/13	0.486%	3 month USD-
					LIBOR-BBA	25,665

	2,383,000	—	9/2/41	3.187%	3 month USD-
					LIBOR-BBA	(116,786)

	17,264,000	—	9/2/21	3 month USD-
				LIBOR-BBA	2.35%	118,535

	21,419,000	—	9/14/21	3 month USD-
				LIBOR-BBA	2.124%	(319,233)

	25,493,000	—	9/14/21	2.1575%	3 month USD-
					LIBOR-BBA	301,594

	3,417,000	—	9/15/41	2.984%	3 month USD-
					LIBOR-BBA	(22,346)

	6,029,000	—	9/19/16	3 month USD-
				LIBOR-BBA	1.231%	(4,595)

CAD	6,260,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	107,160

CAD	10,310,000	—	9/21/21	3 month CAD-
				BA-CDOR	2.3911%	(176,488)

CAD	1,830,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	31,326

CAD	2,507,000	—	9/27/21	3 month CAD-
				BA-CDOR	2.415%	(38,460)

CAD	2,807,000	—	10/7/21	3 month CAD-
				BA-CDOR	2.5125%	(20,357)

CAD	2,937,000	—	10/14/21	3 month CAD-
				BA-CDOR	2.6575%	15,738

EUR	31,020,000	—	6/13/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.74%	848,654

EUR	31,020,000	—	6/13/13	1.9865%	3 month EUR-
					EURIBOR-
					REUTERS	(760,359)

GBP	1,185,000	—	10/14/21	2.812%	6 month GBP-
					LIBOR-BBA	(20,985)

JPY	295,000,000	—	2/22/21	1.36375%	6 month JPY-
					LIBOR-BBA	(153,540)

84

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
JPY	550,920,000	$—	5/25/15	0.674375%	6 month JPY-
					LIBOR-BBA	$(81,228)

JPY	549,390,000	—	9/16/15	6 month JPY-
				LIBOR-BBA	0.59125%	52,454

JPY	22,600,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	7,935

JPY	30,400,000 E	—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	(3,360)

JPY	350,000,000	—	9/12/21	1.02375%	6 month JPY-
					LIBOR-BBA	(7,820)

UBS, AG
AUD	6,284,000	—	9/27/21	6 month AUD-
				BBR-BBSW	4.79%	(158,276)

AUD	5,615,000	—	9/27/16	4.46%	6 month AUD-
					BBR-BBSW	52,683

CHF	30,584,000	—	5/23/13	0.7625%	6 month CHF-
					LIBOR-BBA	(442,144)

Total						$3,656,237

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/11

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
	$3,396,076	$(9,551)	1/12/40	5.00% (1 month	Synthetic TRS	$6,581
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

baskets	182,716	—	7/30/12	3 month USD-	A basket (GDX)	(301,481)
				LIBOR-BBA	of common stocks

Barclays Bank PLC
	$888,765	—	1/12/40	5.00% (1 month	Synthetic MBX	6,243
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	1,942,899	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(5,762)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	1,965,894	—	1/12/40	4.50% (1 month	Synthetic MBX	12,068
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	4,397,043	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(13,040)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

85

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$2,874,303	$—	1/12/40	5.00% (1 month	Synthetic MBX	$20,191
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

2,163,261	—	1/12/41	5.00% (1 month	Synthetic MBX	13,504
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

12,029,881	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(35,676)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

9,837,615	—	1/12/208	(6.50%) 1 month	Synthetic MBX	(29,175)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

7,122,224	—	1/12/41	5.00% (1 month	Synthetic MBX	44,459
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

2,949,159	—	1/12/40	4.00% (1 month	Synthetic MBX	14,567
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

344,391	—	1/12/40	4.00% (1 month	Synthetic TRS	1,527
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

2,620,000	—	4/7/16	(2.63%)	USA Non Revised	(47,260)
				Consumer Price
				Index-Urban
				(CPI-U)

3,396,076	65,268	1/12/40	(5.00%) 1 month	Synthetic TRS	49,604
			USD-LIBOR	Index 5.00%
				30 year Fannie Mae
				pools

5,114,091	—	1/12/41	5.00% (1 month	Synthetic MBX	31,923
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

16,776,094	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(49,752)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

10,919,700	—	1/12/40	4.00% (1 month	Synthetic MBX	53,938
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

86

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$19,263,039	$—	1/12/40	4.50% (1 month	Synthetic MBX	$118,251
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	2,918,758	—	1/12/41	4.50% (1 month	Synthetic MBX	19,739
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	12,763,199	—	1/12/40	4.50% (1 month	Synthetic MBX	78,350
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	9,562,766	—	1/12/40	4.50% (1 month	Synthetic MBX	58,704
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	25,181,785	—	1/12/41	5.00% (1 month	Synthetic MBX	188,315
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	778,107	—	1/12/40	5.00% (1 month	Synthetic MBX	5,466
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	2,524,820	—	1/12/40	5.00% (1 month	Synthetic MBX	17,736
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	1,830,057	—	1/12/40	5.00% (1 month	Synthetic MBX	12,856
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	10,082,717	—	1/12/38	(6.50%) 1 month	Synthetic TRS	91,692
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	6,059,768	—	1/12/41	5.00% (1 month	Synthetic TRS	18,663
				USD-LIBOR)	Index 5.00%
					30 year Ginnie Mae
					II pools

Citibank, N.A.
shares	30,830	—	9/26/12	3 month USD-LIBOR-
				BBA minus 0.60%	Netflix Inc.	1,491,254

	$2,852,811	—	1/12/41	5.00% (1 month	Synthetic MBX	17,808
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	6,166,024	—	1/12/40	5.00% (1 month	Synthetic TRS	41,185
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

87

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A. cont.
	$1,352,677	$—	1/12/41	5.00% (1 month	Synthetic MBX	$8,444
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

baskets	753	—	4/11/12	(3 month USD-	A basket	3,026,431
				LIBOR-BBA plus	(CGPUTQL1)
				0.10%)	of common stocks

baskets	434,517	—	10/29/12	(3 month USD-	A basket	1,003,387
				LIBOR-BBA)	(CGPUTSB8)
					of common stocks

units	16,807	—	4/11/12	3 month USD-	Russell 2000	(2,800,593)
				LIBOR-BBA	Total Return Index
				minus 0.05%

units	702	—	4/11/12	3 month USD-	Russell 2000	(116,713)
				LIBOR-BBA	Total Return Index
				minus 0.05%

units	260	—	4/11/12	3 month USD-	Russell 1000	(43,301)
				LIBOR-BBA	Total Return Index
				minus 0.05%

Credit Suisse International
	$1,704,697	—	1/12/41	5.00% (1 month	Synthetic MBX	10,641
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	6,803,357	—	1/12/40	5.00% (1 month	Synthetic TRS	45,441
				USD-LIBOR)	Index 6.50%
					30 year Fannie Mae
					pools

	2,225,536	—	1/12/40	5.00% (1 month	Synthetic TRS	14,865
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

Deutsche Bank AG
	8,048,982	—	1/12/39	(6.00%) 1 month	Synthetic TRS	67,748
				USD-LIBOR	Index 6.00%
					30 year Fannie Mae
					pools

Goldman Sachs International
	1,500,000	—	3/1/16	2.47%	USA Non Revised	12,105
					Consumer Price
					Index-Urban
					(CPI-U)

	1,125,000	—	3/3/16	2.45%	USA Non Revised	7,954
					Consumer Price
					Index-Urban
					(CPI-U)

EUR	7,181,000	—	10/18/13	(1.7775%)	Eurostat Eurozone	(17,985)
					HICP excluding
					tobacco

88

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/11 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

UBS, AG
baskets	$476,409	$—	10/22/12	(3 month USD-	A basket	$3,389,347
				LIBOR-BBA plus	(UBSEMBSK)
				0.60%)	of common stocks

contracts	112,073	—	5/24/12	3 month USD-	MSCI Daily Total	(855,748)
				LIBOR-BBA	Return Net USD
				minus 0.35%	Index

shares	130,053	—	2/28/12	(3 month USD-	iShares MSCI	(132,021)
				LIBOR-BBA	Emerging Markets
				minus 0.25%)	Index

Total						$5,552,480

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/11

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	$(4,006)	$450,000	12/20/19	(100 bp)	$61,140

Deutsche Bank AG
DJ CDX NA IG Series
17 Index	BBB+	765,298	38,800,000	12/20/16	100 bp	435,757

Total						$496,897

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2011. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

89

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$5,941,988	$—	$—

Capital goods	8,583,812	—	—

Communication services	6,902,884	—	—

Conglomerates	921,962	—	—

Consumer cyclicals	27,143,025	—	—

Consumer staples	22,930,847	—	—

Energy	22,586,303	400,750	—

Financials	26,438,179	—	—

Health care	21,374,920	—	—

Technology	38,643,729	—	—

Transportation	5,438,384	—	—

Utilities and power	7,783,567	—	—

Total common stocks	194,689,600	400,750	—

Asset-backed securities	$—	$18,064,870	$—

Commodity linked notes	—	24,970,167	—

Corporate bonds and notes	—	111,288,481	—

Foreign government bonds and notes	—	11,712,596	—

Mortgage-backed securities	—	143,514,080	2,081,254

Purchased options outstanding	—	36,939,736	—

Senior loans	—	40,236,773	—

U.S. Government and Agency Mortgage Obligations	—	103,387,889	—

Short-term investments	43,927,258	157,953,883	—

Totals by level	$238,616,858	$648,469,225	$2,081,254

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	(770,969)	$—

Futures contracts	1,650,809	—	—

Written options	—	(78,344,541)	—

TBA sale commitments	—	(3,050,391)	—

Interest rate swap contracts	—	5,684,876	—

Total return swap contracts	—	5,496,763	—

Credit default contracts	—	(264,395)	—

Totals by level	$1,650,809	$(71,248,657)	$—

The accompanying notes are an integral part of these financial statements.

90

Statement of assets and liabilities 10/31/11

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $842,131,250)	$845,240,079
Affiliated issuers (identified cost $43,927,258) (Notes 1 and 6)	43,927,258

Cash	1,014,206

Foreign currency (cost $17,983) (Note 1)	18,307

Dividends, interest and other receivables	3,929,196

Receivable for shares of the fund sold	3,514,445

Receivable for investments sold	14,503,525

Unrealized appreciation on swap contracts (Note 1)	47,442,231

Unrealized appreciation on forward currency contracts (Note 1)	4,784,641

Premium paid on swap contracts (Note 1)	2,484,570

Total assets	966,858,458

LIABILITIES

Payable for variation margin (Note 1)	296,499

Payable for investments purchased	8,766,656

Payable for purchases of delayed delivery securities (Note 1)	104,341,712

Payable for shares of the fund repurchased	7,223,938

Payable for compensation of Manager (Note 2)	440,297

Payable for investor servicing fees (Note 2)	118,715

Payable for custodian fees (Note 2)	42,323

Payable for Trustee compensation and expenses (Note 2)	15,719

Payable for administrative services (Note 2)	2,783

Payable for distribution fees (Note 2)	208,922

Unrealized depreciation on forward currency contracts (Note 1)	5,555,610

Written options outstanding, at value (premiums received $65,287,754) (Notes 1 and 3)	78,344,541

Premium received on swap contracts (Note 1)	1,272,940

Unrealized depreciation on swap contracts (Note 1)	37,736,617

TBA sale commitments, at value (proceeds receivable $3,038,086) (Note 1)	3,050,391

Other accrued expenses	84,036

Total liabilities	247,501,699

Net assets	$719,356,759

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$710,289,043

Undistributed net investment income (Note 1)	14,642,972

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(6,222,109)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	646,853

Total — Representing net assets applicable to capital shares outstanding	$719,356,759

(Continued on next page)

91

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($364,713,760 divided by 32,145,291 shares)	$11.35

Offering price per class A share (100/94.25 of $11.35)*	$12.04

Net asset value and offering price per class B share ($22,983,713 divided by 2,054,104 shares)**	$11.19

Net asset value and offering price per class C share ($132,156,473 divided by 11,809,257 shares)**	$11.19

Net asset value and redemption price per class M share ($3,829,524 divided by 341,105 shares)	$11.23

Offering price per class M share (100/96.50 of $11.23)*	$11.64

Net asset value, offering price and redemption price per class R share
($643,020 divided by 57,150 shares)	$11.25

Net asset value, offering price and redemption price per class Y share
($195,030,269 divided by 17,148,686 shares)	$11.37

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

92

Statement of operations Year ended 10/31/11

INVESTMENT INCOME

Interest (net of foreign tax of $16,623) (including interest income of $29,872
from investments in affiliated issuers) (Note 6)	$24,661,921

Dividends	3,453,600

Total investment income	28,115,521

EXPENSES

Compensation of Manager (Note 2)	5,977,568

Investor servicing fees (Note 2)	1,403,190

Custodian fees (Note 2)	134,677

Trustee compensation and expenses (Note 2)	45,675

Administrative services (Note 2)	18,586

Distribution fees — Class A (Note 2)	825,202

Distribution fees — Class B (Note 2)	211,318

Distribution fees — Class C (Note 2)	1,147,976

Distribution fees — Class M (Note 2)	28,306

Distribution fees — Class R (Note 2)	2,834

Other	393,622

Fees waived and reimbursed by Manager (Note 2)	(539,614)

Total expenses	9,649,340

Expense reduction (Note 2)	(6,207)

Net expenses	9,643,133

Net investment income	18,472,388

Net realized gain on investments (Notes 1 and 3)	14,873,269

Net realized loss on swap contracts (Note 1)	(1,439,980)

Net realized loss on futures contracts (Note 1)	(14,546,739)

Net realized loss on foreign currency transactions (Note 1)	(8,763,798)

Net realized gain on written options (Notes 1 and 3)	4,070,402

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(1,060,125)

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	(2,091,117)

Net loss on investments	(8,958,088)

Net increase in net assets resulting from operations	$9,514,300

The accompanying notes are an integral part of these financial statements.

93

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 10/31/11	Year ended 10/31/10

Operations:
Net investment income	$18,472,388	$15,036,062

Net realized gain (loss) on investments
and foreign currency transactions	(5,806,846)	165,630

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(3,151,242)	(1,176,491)

Net increase in net assets resulting from operations	9,514,300	14,025,201

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(8,169,234)	(1,471,077)

Class B	(467,344)	(75,012)

Class C	(2,392,932)	(453,940)

Class M	(75,223)	(25,425)

Class R	(13,926)	(1,562)

Class Y	(5,334,657)	(1,218,841)

Net realized short-term gain on investments

Class A	(1,168,906)	(235,372)

Class B	(81,523)	(16,516)

Class C	(424,194)	(87,156)

Class M	(13,125)	(4,694)

Class R	(2,079)	(273)

Class Y	(711,941)	(180,569)

From net realized long-term gain on investments
Class A	—	(264,794)

Class B	—	(18,581)

Class C	—	(98,051)

Class M	—	(5,280)

Class R	—	(308)

Class Y	—	(203,140)

Redemption fees (Note 1)	—	2,587

Increase from capital share transactions (Note 4)	158,875,325	375,059,866

Total increase in net assets	149,534,541	384,727,063

NET ASSETS

Beginning of year	569,822,218	185,095,155

End of year (including undistributed net investment income of
$14,642,972 and $12,543,670, respectively)	$719,356,759	$569,822,218

The accompanying notes are an integral part of these financial statements.

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95

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%) [e]

Class A
October 31, 2011	$11.45	.33	(.04)	.29	(.34)	(.05)	(.39)	—	$11.35	2.55	$364,714	1.37	2.86	174
October 31, 2010	11.16	.43	.06	.49	(.15)	(.05)	(.20)	— [f]	11.45	4.44	279,592	1.63	3.81	244
October 31, 2009†	10.00	.33	.83	1.16	—	—	—	— [f]	11.16	11.60*	86,344	1.41*	3.06*	48*

Class B
October 31, 2011	$11.31	.24	(.03)	.21	(.28)	(.05)	(.33)	—	$11.19	1.84	$22,984	2.12	2.14	174
October 31, 2010	11.08	.34	.05	.39	(.11)	(.05)	(.16)	— [f]	11.31	3.54	18,375	2.38	3.05	244
October 31, 2009†	10.00	.29	.79	1.08	—	—	—	— [f]	11.08	10.80*	6,613	2.05*	2.71*	48*

Class C
October 31, 2011	$11.31	.24	(.04)	.20	(.27)	(.05)	(.32)	—	$11.19	1.79	$132,156	2.12	2.12	174
October 31, 2010	11.09	.34	.06	.40	(.13)	(.05)	(.18)	— [f]	11.31	3.59	98,655	2.38	3.05	244
October 31, 2009†	10.00	.32	.77	1.09	—	—	—	— [f]	11.09	10.90*	29,797	2.05*	2.89*	48*

Class M
October 31, 2011	$11.32	.27	(.03)	.24	(.28)	(.05)	(.33)	—	$11.23	2.12	$3,830	1.87	2.34	174
October 31, 2010	11.10	.37	.03	.40	(.13)	(.05)	(.18)	— [f]	11.32	3.64	3,134	2.13	3.30	244
October 31, 2009†	10.00	.33	.77	1.10	—	—	—	— [f]	11.10	11.00*	1,473	1.84*	3.04*	48*

Class R
October 31, 2011	$11.37	.30	(.05)	.25	(.32)	(.05)	(.37)	—	$11.25	2.26	$643	1.62	2.60	174
October 31, 2010	11.12	.40	.04	.44	(.14)	(.05)	(.19)	— [f]	11.37	3.97	431	1.88	3.56	244
October 31, 2009†	10.00	.32	.80	1.12	—	—	—	— [f]	11.12	11.20*	109	1.62*	2.99*	48*

Class Y
October 31, 2011	$11.47	.36	(.05)	.31	(.36)	(.05)	(.41)	—	$11.37	2.75	$195,030	1.12	3.13	174
October 31, 2010	11.17	.46	.05	.51	(.16)	(.05)	(.21)	— [f]	11.47	4.64	169,634	1.38	4.04	244
October 31, 2009†	10.00	.40	.77	1.17	—	—	—	— [f]	11.17	11.70*	60,759	1.19*	3.56*	48*

* Not annualized.

† For the period December 23, 2008 (commencement of operations) to October 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

October 31, 2011	0.08%

October 31, 2010	0.03

October 31, 2009	0.46

e Portfolio turnover excludes dollar roll transactions.

f Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

96	97

Notes to financial statements 10/31/11

Note 1: Significant accounting policies

Putnam Absolute Return 700 Fund (the fund) is a diversified series of Putnam Funds Trust (the trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks to earn a positive total return that exceeds the rate of inflation by 700 basis points (or 7.00%), as reflected by the return of the Bank of America Merrill Lynch U.S. Treasury Bill Index over a reasonable period of time regardless of market conditions or general market direction. The fund pursues a consistent absolute return by combining two independent investment strategies — a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from November 1, 2010 through October 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

C) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

E) Futures contracts The fund uses futures contracts to hedge interest rate risk, to gain exposure to interest rates, to hedge prepayment risk, to equitize cash and to manage exposure to market risk. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding number of contracts on futures contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

F) Options contracts The fund uses options contracts to hedge duration, convexity and prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio and to enhance the return on securities owned. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately 565,800,000 on purchased options contracts for the reporting period.

G) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $291,500,000 on forward currency contracts for the reporting period.

H) Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets/countries and to gain exposure to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $439,400,000 on total return swap contracts for the reporting period.

I) Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $2,664,200,000 on interest rate swap contracts for the reporting period.

J) Credit default contracts The fund entered into credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $52,400,000 on credit default swap contracts for the reporting period.

K) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master

Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $10,250,100 at the close of the reporting period. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $45,742,862 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $48,952,050.

L) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

P) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Q) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

At October 31, 2011, the fund had a capital loss carryover of $1,806,605 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on October 31, 2019. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

R) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

These differences include temporary and/or permanent differences of foreign currency gains and losses, realized and unrealized gains and losses on certain futures contracts, income on swap contracts, interest only securities and redesignation of taxable income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $80,230 to increase undistributed net investment income and $121,615 to increase paid-in-capital, with an increase to accumulated net realized losses of $201,845.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$38,432,846
Unrealized depreciation	(37,467,722)

Net unrealized appreciation	965,124
Undistributed ordinary income	18,677,502
Capital loss carryforward	(1,806,605)
Cost for federal income tax purposes	$888,198,661

S) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.030%	of the first $5 billion,
0.980%	of the next $5 billion,
0.930%	of the next $10 billion,
0.880%	of the next $10 billion,
0.830%	of the next $50 billion,
0.810%	of the next $50 billion,
0.800%	of the next $100 billion,
0.795%	of any excess thereafter.

Commencing with the fund’s thirteenth whole calendar month of operation (January 2010), the applicable base fee was increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Bank of America Merrill Lynch U.S. Treasury Bill Index plus 7.00% over the performance period. The maximum annualized performance adjustment rate is +/– 0.28%. The performance period is the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.88% of the fund’s average net assets before an increase of $131,190 (0.02% of the fund’s average net assets) based on performance.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

Putnam Management has agreed to limit the fund’s total expenses through June 30, 2012, to the extent that the total expenses of the fund (before performance adjustments to the fund’s management fee and excluding brokerage, interest, taxes, investment related expenses, extraordinary expenses, and payments under each fund’s distribution plans) would exceed an annual rate of 1.10% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $539,614 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $5,464 under the expense offset arrangements and by $743 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $571, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $249,118 and $8,454 from the sale of class A and class M shares, respectively, and received $41,987 and $30,713 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,629 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,004,795,520 and $908,581,398, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

		Written	Written	Written	Written
		swap option	swap option	equity option	equity option
		contract	premiums	contract	premiums
		amounts	received	amounts	received

Written options outstanding at the
beginning of the reporting period	USD	245,226,480	$16,019,986	—	$—

Options opened	USD	1,289,330,696	49,971,595	16,393,642	9,802,548
	CHF	29,160,000	28,887	—	—

Options exercised	USD	(140,397,302)	(4,172,336)	—	—

Options expired	USD	—	—	(12,349,943)	(3,820,312)

Options closed	USD	—	—	(1,734,969)	(2,513,727)
	CHF	(29,160,000)	(28,887)	—	—

Written options outstanding at the
end of the reporting period	USD	1,394,159,874	$61,819,245	2,308,730	$3,468,509

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/11		Year ended 10/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	18,112,482	$208,722,727	21,763,862	$245,768,014

Shares issued in connection with
reinvestment of distributions	713,542	7,998,802	159,219	1,784,850

	18,826,024	216,721,529	21,923,081	247,552,864

Shares repurchased	(11,109,900)	(127,412,446)	(5,229,493)	(59,184,483)

Net increase	7,716,124	$89,309,083	16,693,588	$188,368,381

	Year ended 10/31/11		Year ended 10/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	751,426	$8,561,358	1,203,350	$13,486,923

Shares issued in connection with
reinvestment of distributions	45,503	506,450	9,235	102,949

	796,929	9,067,808	1,212,585	13,589,872

Shares repurchased	(366,921)	(4,178,314)	(185,091)	(2,075,351)

Net increase	430,008	$4,889,494	1,027,494	$11,514,521

	Year ended 10/31/11		Year ended 10/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	5,575,202	$63,711,440	7,151,162	$80,125,626

Shares issued in connection with
reinvestment of distributions	196,433	2,186,296	42,914	478,496

	5,771,635	65,897,736	7,194,076	80,604,122

Shares repurchased	(2,684,420)	(30,534,870)	(1,158,904)	(12,975,399)

Net increase	3,087,215	$35,362,866	6,035,172	$67,628,723

	Year ended 10/31/11		Year ended 10/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	199,468	$2,298,205	212,407	$2,382,773

Shares issued in connection with
reinvestment of distributions	7,426	82,726	2,931	32,683

	206,894	2,380,931	215,338	2,415,456

Shares repurchased	(142,592)	(1,613,112)	(71,312)	(799,494)

Net increase	64,302	$767,819	144,026	$1,615,962

	Year ended 10/31/11		Year ended 10/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	30,089	$345,497	31,578	$353,680

Shares issued in connection with
reinvestment of distributions	1,437	16,005	192	2,143

	31,526	361,502	31,770	355,823

Shares repurchased	(12,270)	(141,949)	(3,661)	(41,322)

Net increase	19,256	$219,553	28,109	$314,501

	Year ended 10/31/11		Year ended 10/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	13,107,648	$151,422,143	13,566,682	$153,272,406

Shares issued in connection with
reinvestment of distributions	378,525	4,243,266	95,393	1,069,350

	13,486,173	155,665,409	13,662,075	154,341,756

Shares repurchased	(11,131,173)	(127,338,899)	(4,305,514)	(48,723,978)

Net increase	2,355,000	$28,326,510	9,356,561	$105,617,778

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Derivatives not
accounted for as
hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$65,146	Payables	$329,541

Foreign exchange
contracts	Receivables	4,784,641	Payables	5,555,610

	Investments,		Payables, Net
	Receivables, Net assets —		assets — Unrealized
	Unrealized appreciation/		appreciation/
Equity contracts	(depreciation)	15,473,163	(depreciation)	7,366,357

	Investments,		Payables, Net
	Receivables, Net assets —		assets — Unrealized
Interest rate	Unrealized appreciation/		appreciation/
contracts	(depreciation)	73,522,018	(depreciation)	110,201,181

Total		$93,844,968		$123,452,689

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$184,017	$184,017

Foreign exchange
contracts	—	—	(1,093,905)	—	(1,093,905)

Equity contracts	1,244,837	2,167,417	—	3,229,246	6,641,500

Interest rate contracts	(6,990,833)	3,399,935	—	8,010,140	4,419,242

Total	$(5,745,996)	$5,567,352	$(1,093,905)	$11,423,403	$10,150,854

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$770,549	$770,549

Foreign exchange
contracts	—	—	(8,780,747)	—	$(8,780,747)

Equity contracts	(3,557,544)	(6,925,954)	—	12,565,501	$2,082,003

Interest rate contracts	(1,491,615)	(7,620,785)	—	(14,776,030)	$(23,888,430)

Total	$(5,049,159)	$14,546,739)	$(8,780,747)	$(1,439,980)	$(29,816,625)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $29,872 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $679,754,900 and $672,648,443, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The fund designated 11.73% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 12.70%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $16,354,900 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2011, there were 108 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Prior to June 16, 2011, this fund was known as
Conservative Fund	Putnam RetirementReady Maturity Fund.
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 2
Putnam Asset Allocation: Conservative Portfolio.	Retirement Income Fund Lifestyle 3
Dynamic Asset Allocation Growth Fund	Prior to June 16, 2011, this fund was known as
Prior to November 30, 2011, this fund was known as	Putnam Income Strategies Fund.
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus. Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Beth S. Mazor
Putnam Investment	Jameson A. Baxter, Chair	Vice President
Management, LLC	Ravi Akhoury
One Post Office Square	Barbara M. Baumann	Robert R. Leveille
Boston, MA 02109	Charles B. Curtis	Vice President and
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	John A. Hill
Putnam Investments Limited	Paul L. Joskow	Mark C. Trenchard
57–59 St James’s Street	Kenneth R. Leibler	Vice President and
London, England SW1A 1LD	Robert E. Patterson	BSA Compliance Officer
George Putnam, III
Investment Sub-Advisor	Robert L. Reynolds	Robert T. Burns
The Putnam Advisory	W. Thomas Stephens	Vice President and
Company, LLC		Chief Legal Officer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	James P. Pappas
	President	Vice President
Marketing Services
Putnam Retail Management	Jonathan S. Horwitz	Judith Cohen
	Executive Vice President,	Vice President, Clerk and
One Post Office Square	Principal Executive	Assistant Treasurer
Boston, MA 02109	Officer, Treasurer and
	Compliance Liaison	Michael Higgins
Custodian		Vice President, Senior Associate
State Street Bank	Steven D. Krichmar	Treasurer and Assistant Clerk
and Trust Company	Vice President and
	Principal Financial Officer	Nancy E. Florek
Legal Counsel		Vice President, Assistant Clerk,
Ropes & Gray LLP	Janet C. Smith	Assistant Treasurer and
	Vice President, Assistant	Proxy Manager
Independent Registered	Treasurer and Principal
Public Accounting Firm	Accounting Officer	Susan G. Malloy
PricewaterhouseCoopers LLP		Vice President and
Assistant Treasurer

This report is for the information of shareholders of Putnam Absolute Return 700 Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS
One Post Office Square
Boston, MA 02109
putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

AN107
270989 12/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2011	$159,580	$--	$9,925	$ —
October 31, 2010	$129,429	$--	$8,484	$ —

For the fiscal years ended October 31, 2011 and October 31, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $187,307 and $408,137 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2011	$ —	$157,505	$ —	$ —

October 31, 2010	$ —	$243,601	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 29, 2011

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2011

Date of reporting period:	November 1, 2010 — October 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PPGAX

Putnam Global Sector Fund

Annual report 10 | 31 | 11

A world of investing.℠

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of companies in markets around the world.

Putnam
Global Sector
Fund

Annual report
10 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	21

Federal tax information	36

About the Trustees	37

Officers	39

Message from the Trustees

Dear Fellow Shareholder:

As we move toward the end of 2011, we have seen markets experience heightened levels of volatility because of global economic uncertainty. Following a solid October rebound, U.S. markets are holding on to modest gains.

Volatility will likely remain a dominant characteristic of the markets as the U.S. economy continues to battle high unemployment and a weak housing market, and Europe seeks a lasting resolution to its debt woes. While volatility is unsettling, long-term investors should understand that it has also created opportunities for active managers. Putnam’s team of investment professionals is working to identify attractive investments while also guarding against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994.

Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

A world of sectors in one portfolio

In recent decades, innovation and business growth have propelled stocks in different industry sectors to market-leading performance. Putnam Global Sector Fund offers investors the opportunity to gain exposure to sectors across the globe.

The fund is composed of eight Putnam global sector funds, each of which is managed by experienced analysts. These managers use risk controls and a stock selection process that is grounded in fundamental research. The fund offers a convenient way to invest in all sectors in the MSCI World Index.

Each underlying sector fund invests at least 80% of its assets in stocks of a particular industry group, in markets around the world. The funds can invest in businesses of all sizes, but focus primarily on midsize and large companies. The managers are not limited to value-style or growth-style investing, and can target businesses at different stages of growth, from newer, rapidly growing companies to established global corporations.

The fund managers focus on a number of factors when making investment decisions, including company valuation, financial strength, and competitive position within each sector. And because these are actively managed funds, the stocks in the portfolios are constantly monitored and adjusted as business fundamentals, market conditions, or investment opportunities change.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility. The fund may invest in a money market fund for cash management. Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. An underlying fund that engages in short sales of securities may incur losses if the securities appreciate in value and may experience higher volatility due to leverage resulting from investing the proceeds of securities sold short.

Talented analysts pursue opportunities around the globe

Since U.S. companies represent only a portion of the total worldwide market capitalization, targeting stocks around the globe is an important investment strategy. However, finding the right stocks in the broad universe of domestic and international markets requires rigorous research and in-depth knowledge of global markets.

Putnam Global Sector Fund represents the best ideas and stock recommendations from approximately 40 analysts covering over 1,000 companies.

Finding opportunities in this broad universe of stocks requires in-depth knowledge of global markets.

The fund’s global approach can give it a competitive edge in targeting opportunities in diverse markets around the world. Putnam analysts, who are located in Boston, London, and Singapore, talk to private companies and consultants, attend trade shows, and work to find information that the markets haven’t already factored into stock prices.

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the period, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to certain redemptions or exchanges from the fund within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

4

Interview with your fund’s portfolio manager

Aaron M. Cooper, CFA

Aaron, this was an eventful 12-month period for the stock market. What can you tell us about conditions?

During the period, we witnessed two distinct markets — illustrating both the resilience and the vulnerability of stocks in times of uncertainty. In the first half, continued moderate economic growth combined with outstanding corporate profit performance outweighed a series of events that collectively slightly shook confidence. These included an earthquake, a tsunami, and a nuclear crisis in Japan, as well as civil unrest in the Middle East and North Africa. During this period, stocks performed relatively well as many of these events were viewed as either temporary or unlikely to disrupt the global economy.

In the second half of the period, however, markets quickly became increasingly unsettled. Worsening sovereign credit woes in Europe, supply chain disruptions from the Japan earthquake, and a generally dismal outlook for global economic growth led to sharp declines across world stock markets. Debt issues in the United States added to the pressure as lawmakers struggled to reach an agreement over the federal debt ceiling, and in August, Standard & Poor’s unprecedented downgrade of U.S. sovereign debt to AA+ from AAA sent stocks plunging again. These macroeconomic issues, combined with a decreased appetite for risk on the part of investors, took their toll on stocks across all sectors worldwide.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/11. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 15.

5

The fund outperformed its peer group for the period, but underperformed its benchmark index. What were some challenges for the fund?

As their risk appetites decreased, investors began to gravitate toward large- and mega-cap stocks as well as value-style stocks. While we have the flexibility to invest across all sizes and styles, this shift detracted from the fund’s performance for the period.

It is important to note that this fund is a “fund-of-funds,” which means it invests in a portfolio of underlying Putnam mutual funds. Each of these funds is actively managed by one or more research analysts with specialized sector expertise. General themes at work in the market have some influence on our portfolio construction process, but we want stock selection to be the main driver of performance.

Some stock-specific challenges for the period included investments in nuclear-power-related stocks, which struggled in the aftermath of the Japan quake; the fund’s exposure to small-cap health-care companies whose new product launches were more sluggish than anticipated; and declines in a handful of value-oriented stocks in the technology sector. The best-performing sector for the portfolio was telecommunications, where growth-oriented stocks and an overweight position in cable companies proved beneficial.

How do you determine the weightings of the individual funds within Putnam Global Sector Fund’s portfolio?

We allocate the fund’s assets in roughly the same proportions as the fund’s benchmark. For example, if the consumer sector represents 20% of the MSCI World Index, Putnam Global Consumer Fund will make up approximately the same percentage of the fund’s portfolio. It is also important to note that we rebalance the fund each quarter to keep it aligned with the benchmark.

Country allocations are shown as a percentage of the underlying funds’ net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

6

What are some stocks that detracted from performance during the period?

As a result of the catastrophe in Japan, which damaged nuclear, thermal, and hydropower facilities, Tokyo Electric Power [TEPCO] was a top detractor from performance for the period. Shares of TEPCO, which owns the Fukushima Daiichi nuclear power plant, declined sharply in the wake of the disaster, and questions arose as to whether TEPCO conducted the proper inspections and maintenance. Given the extreme uncertainty of the Japan situation, the underlying fund’s position in TEPCO was liquidated fairly quickly following the disaster.

A notable disappointment in the health-care sector was Dendreon, a biotechnology company that specializes in cancer treatments. In 2010, Dendreon’s stock rallied after the company received FDA approval for Provenge, a prostate cancer vaccine. Although the FDA gave Dendreon approval to quadruple the production capacity of the drug, sales have been slower than anticipated. This is mainly due to concerns about government reimbursement. Because of the high cost of the treatment, Medicare has undertaken a review to decide if it will cover the costs of Provenge. Physicians are more hesitant to prescribe expensive drugs without the assurance that they will be reimbursed.

Within technology, the fund’s overweight position in Hewlett-Packard was a detractor. When we added the stock to the portfolio, it offered an attractive price relative to our assessment of the company’s long-term growth potential. However, a series of issues — including disappointing earnings, management changes, and an expensive acquisition of a software developer — have led the market to lose confidence in Hewlett-Packard’s ability to

Allocations are represented as a percentage of the fund’s net assets and may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

7

execute its strategy. We have significantly reduced the underlying fund’s position in this stock and continue to monitor developments to assess its risk/reward potential in the portfolio.

Fund returns were also dampened by our position in Freeport-McMoRan, an international gold and copper mining company. The company’s performance was hurt by labor disputes in Peru and Indonesia as well as concerns about copper prices, particularly if developed countries’ demand for copper begins to decline considerably.

What are some stocks that contributed to performance during the period?

In the telecommunications sector, Kabel Deutschland, Germany’s leading cable company, was a top contributor. Our analysts selected the stock because the company offers attractive secular, or long-term, growth potential as it cross-sells its 9 million basic cable customers with Internet, pay TV, and telephony services. The company has had great success in its cross-selling initiatives, but fewer than 2 million of its subscribers buy additional services currently, so significant growth opportunities remain.

In the consumer sector, retailer Bed Bath & Beyond was another success story for the fund. The company has proven to be resilient in this challenging economic environment, in part because its merchandise — basic household items that aren’t too expensive — tends to stay in demand, even in downturns. More

This chart shows how the fund’s top fund allocations have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the exclusion of as-of trades, if any. Holdings and allocations will vary over time.

8

important, however, was the bankruptcy and liquidation of its main competitor, Linens ’n Things, which allowed Bed Bath & Beyond to gain significant additional market share. The company has had above-average sales growth, has been generating significant amounts of cash, and has been aggressively buying back its stock. And although the company has delivered strong earnings growth, we believe its stock remains attractively priced.

In the technology sector, Apple was a highlight for the fund. The stock’s remarkable performance is based largely on the continued success of Apple’s key products — the iPhone and the iPad. These products have delivered sales results that exceeded expectations, have commanded significant market share, and continue to offer growth potential as mobile devices supplant personal computers as the gateway to the Internet in many regions of the world.

Another top performer, from the energy portion of the portfolio, was National Oilwell Varco, a provider of land-based and offshore drilling rigs and related equipment and services. We believe that this company is positioned to benefit from both the offshore drilling trend, which will require the industry to build new rigs capable of exploring in deep water, and from the upgrades to the existing worldwide drilling fleet. More challenging drilling environments and a heightened awareness of safety are driving a replacement cycle for all classes of offshore rigs.

As the fund begins a new fiscal year, what is your outlook?

In October, the final month of the fund’s fiscal year, the S&P 500 Index staged a dramatic recovery, delivering its best one-month gain since December 1991. While investors welcomed this upswing, it was yet another sign of the volatility that characterized the market through much of 2011. As we move into the new fiscal year, I believe uncertainty will be the dominant challenge faced by equity investors.

As the economic environment becomes less certain, so too do the market’s expectations for corporate earnings. While most businesses appear fundamentally healthy and earnings have held up extremely well in 2011, we are starting to see some concerns about the direction of those earnings in the next one or two years. Investors are starting to wonder whether 2011 may be a peak earnings year, and expectations for future growth have dampened somewhat. We have already seen 2012 earnings estimates coming down, though not dramatically.

In light of this backdrop, I believe our fund’s bottom-up, research-based approach is especially appealing. Our sector funds are actively managed by analysts who focus on the long-term potential of individual companies rather than on broader developments in the markets. That stock-specific focus helps us to identify the subset of stocks that we believe can outperform regardless of where we are in the economic cycle. And, of course, we constantly monitor and adjust our holdings as business fundamentals or investment opportunities change.

Thank you, Aaron, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

9

Putnam Global Sector Fund is managed by a team of senior equity analysts at Putnam: Kelsey Chen, Timothy Codrington, Steve Curbow, Vivek Gandhi, George Gianarikas, David Morgan, John Morgan, Ferat Ongoren, Nathaniel Salter, Walter Scully, Christopher Stevo, and Michael Yogg. They are overseen by Aaron Cooper.

Portfolio Manager Aaron M. Cooper is Director of Global Equity Research at Putnam. He holds an A.B. from Harvard University. A CFA charterholder, he joined Putnam in 2011 and has been in the investment industry since 1999.

IN THE NEWS

The U.S. unemployment picture, dim for many months, showed a glimmer of hope in October. The Labor Department reported that the private sector added 104,000 jobs, which was offset by the reduction of 24,000 government positions for a net increase of 80,000 jobs. The nation’s unemployment rate fell to 9%, the lowest since April. The U.S. economy has regained 2.3 million of the nearly 8.8 million jobs lost during the Great Recession. Employment gains in the private sector were achieved across a number of industries, including health care, manufacturing, mining, and professional services.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)	(3/31/10)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	1.69%	–4.15%	0.45%	–3.42%	0.46%	0.46%	0.89%	–2.62%	1.35%	2.10%
Annual average	1.06	–2.64	0.28	–2.17	0.29	0.29	0.56	–1.66	0.85	1.32

1 year	–1.94	–7.55	–2.66	–7.35	–2.65	–3.59	–2.43	–5.89	–2.08	–1.63

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 10/31/11

		Lipper Global Multi-Cap Growth Funds
	MSCI World Index (ND)	category average*

Life of fund	4.88%	4.22%
Annual average	3.05	2.58

1 year	1.76	–2.91

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year and life-of-fund periods ended 10/31/11, there were 138 and 126 funds, respectively, in this Lipper category.

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Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $10,045 ($9,658 with contingent deferred sales charge). Class C shares would have been valued at $10,046, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $9,738. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $10,135 and $10,210, respectively.

Fund price and distribution information For the 12-month period ended 10/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.4053		$0.3713	$0.3723	$0.3743		$0.3793	$0.4163

Capital gains — Long-term	—		—	—	—		—	—

Capital gains — Short-term	$0.0247		$0.0247	$0.0247	$0.0247		$0.0247	$0.0247

Total	$0.4300		$0.3960	$0.3970	$0.3990		$0.4040	$0.4410

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

10/31/10	$10.37	$11.00	$10.32	$10.32	$10.34	$10.72	$10.35	$10.38

10/31/11	9.77	10.37	9.68	9.68	9.72	10.07	9.76	9.80

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)	(3/31/10)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	–9.44%	–14.65%	–10.55%	–13.99%	–10.54%	–10.54%	–10.11%	–13.24%	–9.87%	–9.15%
Annual average	–6.40	–10.02	–7.16	–9.56	–7.16	–7.16	–6.86	–9.03	–6.69	–6.20

1 year	–9.17	–14.41	–9.92	–14.26	–9.91	–10.78	–9.57	–12.73	–9.50	–8.97

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 10/31/10*	1.44%	2.19%	2.19%	1.94%	1.69%	1.19%

Total annual operating expenses for the fiscal year
ended 10/31/10	16.91%	17.66%	17.66%	17.41%	17.16%	16.66%

Annualized expense ratio for the six-month period
ended 10/31/11†	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report because it includes fees and expenses of the underlying Putnam funds in which it invests. Expenses are shown as a percentage of average net assets.

* Restated to reflect Putnam Management’s contractual obligation to limit certain fund expenses through 2/29/12.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2011, to October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$1.17	$4.66	$4.66	$3.49	$2.33	$0.00

Ending value (after expenses)	$850.30	$846.90	$846.90	$848.20	$849.40	$851.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2011, use the following calculation method. To find the value of your investment on May 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$1.28	$5.09	$5.09	$3.82	$2.55	$0.00

Ending value (after expenses)	$1,023.95	$1,020.16	$1,020.16	$1,021.42	$1,022.68	$1,025.21

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June  30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2011, Putnam employees had approximately $325,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2011. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

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Management fee schedules and total expenses

The Trustees considered your fund’s management fee schedule and considered that, although the fund pays no management fee to Putnam Management, Putnam Management receives management fees from the underlying Putnam funds in which your fund invests. The Trustees noted that the fee schedule was consistent with the current fee schedules of other Putnam funds that pursued their objectives by investing substantially all of their assets in other Putnam funds, which have been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

The Trustees also reviewed the management fee schedules in effect for all Putnam funds (including the underlying Putnam funds in which your fund invests), including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time. (Total expenses reflect the fees and expenses borne directly by Putnam Global Sector Fund and the competitive funds included in its custom Lipper peer group, as well as the underlying funds’ net fees and expenses, which Putnam Global Sector Fund and the funds included in its custom Lipper peer group bear indirectly.)

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from

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their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time. The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam

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Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the absolute return of your fund for the period measuring from its inception on March 31, 2010 through December 31, 2010, and your fund’s performance relative to its internal benchmark during this period. Your fund’s class A shares’ return net of fees and expenses was positive over the life-of-fund period ended December 31, 2010, and exceeded the return of its internal benchmark.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

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Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Global Sector Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Sector Fund (the “fund”) at October 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2011 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2011

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The fund’s portfolio 10/31/11

	Shares	Value

Global Sector Funds 99.7%*

Putnam Global Consumer Fund (Class Y)	33,256	$491,198

Putnam Global Financials Fund (Class Y)	41,646	429,784

Putnam Global Health Care Fund (Class Y)	5,103	230,028

Putnam Global Industrials Fund (Class Y)	18,721	248,429

Putnam Global Natural Resources Fund (Class Y)	20,835	423,779

Putnam Global Technology Fund (Class Y)	18,813	292,353

Putnam Global Telecommunications Fund (Class Y)	8,223	108,210

Putnam Global Utilities Fund (Class Y)	9,612	98,715

Total Global Sector Funds (cost $2,435,577)		$2,322,496

Fixed Income Funds 0.3%*
Putnam Money Market Fund (Class A)	6,290	$6,290

Total Fixed Income Funds (cost $6,290)		$6,290

Total Investments (cost $2,441,867)		$2,328,786

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2010 through October 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $2,328,305.

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Global sector funds	$2,322,496	$—	$—

Fixed income funds	6,290	—	—

Totals by level	$2,328,786	$—	$—

The accompanying notes are an integral part of these financial statements.

23

Statement of assets and liabilities 10/31/11

ASSETS

Investment in affiliated underlying Putnam Funds, at value (Note 1):
Affiliated underlying Putnam Funds (identified cost $2,441,867) (Note 6)	$2,328,786

Cash	4

Receivable for shares of the fund sold	174

Receivable from Manager (Note 2)	29,194

Total assets	2,358,158

LIABILITIES

Payable for investments purchased	174

Payable for distribution fees (Note 2)	588

Payable for reports to shareholders	8,737

Payable for audit expense	19,710

Other accrued expenses	644

Total liabilities	29,853

Net assets	$2,328,305

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,416,425

Accumulated net realized gain on investments (Note 1)	24,961

Net unrealized depreciation of investments	(113,081)

Total — Representing net assets applicable to capital shares outstanding	$2,328,305

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($1,519,581 divided by 155,486 shares)	$9.77

Offering price per class A share (100/94.25 of $9.77)*	$10.37

Net asset value and offering price per class B share ($99,190 divided by 10,242 shares)**	$9.68

Net asset value and offering price per class C share ($226,565 divided by 23,397 shares)**	$9.68

Net asset value and redemption price per class M share ($15,214 divided by 1,565 shares)	$9.72

Offering price per class M share (100/96.50 of $9.72)*	$10.07

Net asset value, offering price and redemption price per class R share
($10,132 divided by 1,038 shares)	$9.76

Net asset value, offering price and redemption price per class Y share
($457,623 divided by 46,692 shares)	$9.80

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

24

Statement of operations Year ended 10/31/11

INVESTMENT INCOME

Income distributions from underlying Putnam Fund shares	$22,089

Total investment income	22,089

EXPENSES

Distribution fees — Class A (Note 2)	3,510

Distribution fees — Class B (Note 2)	877

Distribution fees — Class C (Note 2)	1,652

Distribution fees — Class M (Note 2)	132

Distribution fees — Class R (Note 2)	54

Amortization of offering costs (Note 1)	42,509

Reports to shareholders	13,084

Auditing	19,710

Other	774

Fees waived and reimbursed by Manager (Note 2)	(76,077)

Total expenses	6,225

Net investment income	15,864

Net realized gain on sales of underlying Putnam Fund shares (Notes 1 and 3)	12,431

Capital gain distribution from underlying Putnam Fund shares	79,156

Net unrealized depreciation of underlying Putnam Fund shares during the year	(215,869)

Net loss on investments	(124,282)

Net decrease in net assets resulting from operations	$(108,418)

The accompanying notes are an integral part of these financial statements.

25

Statement of changes in net assets

INCREASE IN NET ASSETS		For the period ended
		3/31/10 (commence-
	Year ended	ment of operations)
	10/31/11	to 10/31/10

Operations:
Net investment income (loss)	$15,864	$(607)

Net realized gain (loss) on underlying Putnam Fund shares	91,587	(9,124)

Net unrealized appreciation (depreciation) on underlying
Putnam Fund shares	(215,869)	102,788

Net increase (decrease) in net assets resulting from operations	(108,418)	93,057

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(45,209)	—

Class B	(2,404)	—

Class C	(3,844)	—

Class M	(590)	—

Class R	(379)	—

Class Y	(16,150)	—

Net realized short-term gain on investments

Class A	(2,749)	—

Class B	(159)	—

Class C	(255)	—

Class M	(39)	—

Class R	(25)	—

Class Y	(956)	—

Redemption fees (Note 1)	365	486

Increase from capital share transactions (Note 4)	1,118,516	1,237,058

Total increase in net assets	937,704	1,330,601

NET ASSETS

Beginning of year (Note 5)	1,390,601	60,000

End of year	$2,328,305	$1,390,601

The accompanying notes are an integral part of these financial statements.

26

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27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
October 31, 2011	$10.37	.08	(.25)	(.17)	(.41)	(.02)	(.43)	— [e]	$9.77	(1.94)	$1,520.25		.78	24
October 31, 2010†	10.00	(.01)	.38	.37	—	—	—	— [e]	10.37	3.70 *	876	.15 *	(.06) *	14 *

Class B
October 31, 2011	$10.32	— [e]	(.25)	(.25)	(.37)	(.02)	(.39)	— [e]	$9.68	(2.66)	$99	1.00	(.02)	24
October 31, 2010†	10.00	(.05)	.36	.31	—	—	—	.01	10.32	3.20 *	46	.59 *	(.51) *	14 *

Class C
October 31, 2011	$10.32	(.02)	(.23)	(.25)	(.37)	(.02)	(.39)	— [e]	$9.68	(2.65)	$227	1.00	(.15)	24
October 31, 2010†	10.00	(.05)	.36	.31	—	—	—	.01	10.32	3.20 *	71	.59 *	(.52) *	14 *

Class M
October 31, 2011	$10.34	.04	(.27)	(.23)	(.37)	(.02)	(.39)	— [e]	$9.72	(2.43)	$15.75		.42	24
October 31, 2010†	10.00	(.04)	.37	.33	—	—	—	.01	10.34	3.40 *	16	.44 *	(.38) *	14 *

Class R
October 31, 2011	$10.35	.07	(.26)	(.19)	(.38)	(.02)	(.40)	— [e]	$9.76	(2.08)	$10.50		.70	24
October 31, 2010†	10.00	(.02)	.36	.34	—	—	—	.01	10.35	3.50 *	10	.30 *	(.22) *	14 *

Class Y
October 31, 2011	$10.38	.11	(.25)	(.14)	(.42)	(.02)	(.44)	— [e]	$9.80	(1.63)	$458	—	1.08	24
October 31, 2010†	10.00	.01	.36	.37	—	—	—	.01	10.38	3.80 *	371	— *	.08 *	14 *

* Not annualized.

† For the period March 31, 2010 (commencement of operations) to October 31, 2010.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Expense ratios do not include expenses of the underlying funds.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of
average net assets

October 31, 2011	3.53%

October 31, 2010	10.58

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

28	29

Notes to financial statements 10/31/11

Note 1: Significant accounting policies

Putnam Global Sector Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks capital appreciation by allocating its assets among eight Putnam Global Sector Funds to provide exposure to sectors of the global markets in approximately the same proportions as the sector weightings in the MSCI World Index.

The financial statements report on the fund, which may invest in the following Putnam Funds: Putnam Global Consumer Fund, Putnam Global Financials Fund, Putnam Global Health Care Fund, Putnam Global Industrials Fund, Putnam Global Natural Resources Fund, Putnam Global Technology Fund, Putnam Global Telecommunications Fund, Putnam Global Utilities Fund, which are all non-diversified and Putnam Money Market Fund, which is diversified (the underlying Putnam Funds), which are managed by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. The financial statements of the underlying Putnam Funds contain additional information about the expenses and investments of the underlying Putnam Funds and are available upon request.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from November 1, 2010 through October 31, 2011.

A) Security valuation The price of the fund’s shares are based on its net asset value (NAV), which is in turn based on the NAVs of the underlying Putnam Funds in which it invests, which are classified as Level 1. The NAVs of the underlying Putnam Funds are determined based on the policies contained in each of the underlying Putnam Fund’s financial statements. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

30

B) Security transactions and related investment income Security transactions, which consist of shares of the underlying Putnam Funds, are recorded on the trade date (date the order to buy or sell is executed). Gains or losses from the sale of the underlying Putnam Funds are determined on the identified cost basis. Income and capital gain distributions from the underlying Putnam Funds are recorded on the ex-dividend date.

C) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

D) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

E) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, redesignation of taxable income and reclass of short term capital gain distributions from underlying Putnam Funds. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $52,712 to increase distributions in excess of net investment income, with a decrease to accumulated net realized gains of $52,712.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$41,591
Unrealized depreciation	(175,779)

Net unrealized depreciation	(134,188)
Undistributed short-term gain	1,297
Undistributed long-term gain	44,771
Cost for federal income tax purposes	$2,462,974

F) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

G) Offering costs The offering costs of $103,438 have been fully amortized on a straight-line basis over a twelve-month period as of March 31, 2011. As of the close of the reporting period, the fund has reimbursed Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund does not pay a management fee to Putnam Management.

Putnam Management has contractually agreed to reimburse the fund for other expenses (not including brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s distribution plan) through February 28, 2013. During the reporting period, the fund’s expenses were reduced by $76,077 as a result of this limit.

31

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,896 and $2 from the sale of class A and class M shares, respectively, and received contingent deferred sales charges of $245 and no monies from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of underlying Putnam Funds aggregated $1,653,420 and $512,088, respectively.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

			For the period 3/31/10
			(commencement of operations)
	Year ended 10/31/11		to 10/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	85,601	$914,126	84,407	$794,833

Shares issued in connection with
reinvestment of distributions	4,440	46,711	—	—

	90,041	960,837	84,407	794,833

Shares repurchased	(19,032)	(195,889)	(930)	(8,860)

Net increase	71,009	$764,948	83,477	$785,973

32

			For the period 3/31/10
			(commencement of operations)
	Year ended 10/31/11		to 10/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	10,932	$115,809	3,481	$32,719

Shares issued in connection with
reinvestment of distributions	244	2,563	—	—

	11,176	118,372	3,481	32,719

Shares repurchased	(5,395)	(57,102)	(20)	(193)

Net increase	5,781	$61,270	3,461	$32,526

			For the period 3/31/10
			(commencement of operations)
	Year ended 10/31/11		to 10/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	17,475	$182,621	11,199	$110,886

Shares issued in connection with
reinvestment of distributions	354	3,712	—	—

	17,829	186,333	11,199	110,886

Shares repurchased	(1,268)	(14,245)	(5,363)	(47,038)

Net increase	16,561	$172,088	5,836	$63,848

			For the period 3/31/10
			(commencement of operations)
	Year ended 10/31/11		to 10/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	229	$2,399	577	$5,871

Shares issued in connection with
reinvestment of distributions	60	629	—	—

	289	3,028	577	5,871

Shares repurchased	(301)	(2,767)	—	—

Net increase (decrease)	(12)	$261	577	$5,871

			For the period 3/31/10
			(commencement of operations)
	Year ended 10/31/11		to 10/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	38	404	—	—

	38	404	—	—

Shares repurchased	—	—	—	—

Net increase	38	$404	—	$—

33

			For the period 3/31/10
			(commencement of operations)
	Year ended 10/31/11		to 10/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	23,999	$258,282	42,103	$423,292

Shares issued in connection with
reinvestment of distributions	1,625	17,106	—	—

	25,624	275,388	42,103	423,292

Shares repurchased	(14,710)	(155,843)	(7,325)	(74,452)

Net increase	10,914	$119,545	34,778	$348,840

At the close of the reporting period, a Trustee of the Fund owned 11.97% of the outstanding shares of the fund.

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

			Value at the end of the
	Shares	Percent of ownership	reporting period

Class M	1,038	66.33%	$10,089

Class R	1,038	100.00	10,132

Class Y	1,042	2.23	10,212

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on March 31, 2010. Prior to March 31, 2010, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$10,000	1,000

Class B	$10,000	1,000

Class C	$10,000	1,000

Class M	$10,000	1,000

Class R	$10,000	1,000

Class Y	$10,000	1,000

34

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with companies in which the fund owned at least 5% or more of the outstanding voting securities, or a company which is under common ownership or control were as follows:

	Market value					Market value
	at beginning					at end of
	of reporting	Purchase	Sale	Investment	Capital gain	reporting
Affiliates	period	cost	proceeds	income	distributions	period

Putnam Global
Consumer Fund	$283,692	$327,931	$99,166	$3,527	$19,079	$491,198

Putnam Global
Financials Fund	275,683	357,567	104,764	4,158	26,462	429,784

Putnam Global
Health Care Fund	132,020	164,548	50,103	—	10,181	230,028

Putnam Global
Industrials Fund	156,146	183,995	55,654	2,346	15,460	248,429

Putnam Global Natural
Resources Fund	248,535	281,047	91,294	6,952	—	423,779

Putnam Global
Technology Fund	165,656	192,144	60,129	—	5,036	292,353

Putnam Global
Telecommunications Fund	63,888	67,885	21,311	2,028	2,938	108,210

Putnam Global
Utilities Fund	59,689	69,120	21,193	3,078	—	98,715

Putnam Money
Market Fund	5,579	9,183	8,474	—	—	6,290

Totals	$1,390,888	$1,653,420	$512,088	$22,089	$79,156	$2,328,786

Market values are shown for those securities affiliated at period end.

Note 7: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

35

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $44,771 as a capital gain dividend with respect to the taxable year ended October 31, 2011, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 14.60% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 37.38%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

36

About the Trustees

Independent Trustees
Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

37

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2011, there were 108 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

38

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

39

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

40

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Beth S. Mazor
Putnam Investment	Jameson A. Baxter, Chair	Vice President
Management, LLC	Ravi Akhoury
One Post Office Square	Barbara M. Baumann	Robert R. Leveille
Boston, MA 02109	Charles B. Curtis	Vice President and
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	John A. Hill
Putnam Investments Limited	Paul L. Joskow	Mark C. Trenchard
57–59 St James’s Street	Kenneth R. Leibler	Vice President and
London, England SW1A 1LD	Robert E. Patterson	BSA Compliance Officer
George Putnam, III
Investment Sub-Advisor	Robert L. Reynolds	Robert T. Burns
The Putnam Advisory	W. Thomas Stephens	Vice President and
Company, LLC		Chief Legal Officer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	James P. Pappas
	President	Vice President
Marketing Services
Putnam Retail Management	Jonathan S. Horwitz	Judith Cohen
One Post Office Square	Executive Vice President,	Vice President, Clerk and
Boston, MA 02109	Principal Executive	Assistant Treasurer
Officer, Treasurer and
Custodian	Compliance Liaison	Michael Higgins
State Street Bank		Vice President, Senior Associate
and Trust Company	Steven D. Krichmar	Treasurer and Assistant Clerk
Vice President and
Legal Counsel	Principal Financial Officer	Nancy E. Florek
Ropes & Gray LLP		Vice President, Assistant Clerk,
	Janet C. Smith	Assistant Treasurer and
Independent Registered	Vice President, Assistant	Proxy Manager
Public Accounting Firm	Treasurer and Principal
PricewaterhouseCoopers LLP	Accounting Officer	Susan G. Malloy
Vice President and
Assistant Treasurer

This report is for the information of shareholders of Putnam Global Sector Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

AN730
270980 12/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2011	$16,573	$--	$3,137	$ —
October 31, 2010*	$13,955	$--	$3,045	$ —

*	Fund commenced operations on March 31, 2010.

For the fiscal years ended October 31, 2011 and October 31, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $180,519 and $402,698 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2011	$ —	$157,505	$ —	$ —

October 31, 2010	$ —	$243,601	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 29, 2011